As filed with the Securities and Exchange Commission on February 28, 1996


                        Securities Act File No. 33-67490
                    Investment Company Act File No. 811-7972
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [  ]
                 PRE-EFFECTIVE AMENDMENT NO.                                [  ]

                 POST-EFFECTIVE AMENDMENT NO. 4                              [X]

                                       and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [  ]

                 AMENDMENT NO. 6                                             [X]

                           Lincoln Advisor Funds, Inc.
               (Exact Name of Registrant as Specified in Charter)

             200 East Berry Street
             Fort Wayne, Indiana                              46802
           (Address of Principal Executive Offices)         (Zip Code)

Registrants Telephone Number, including Area Code: (219) 455-2000

                             John L. Steinkamp, Esq.
                           Lincoln Advisor Funds, Inc.
                              200 East Berry Street
                            Fort Wayne, Indiana 46802
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Arthur J. Simon, Esq.
                            Gardner, Carton & Douglas
                       321 North Clark Street, Suite 3400
                             Chicago, Illinois 60610

         Approximate date of commencement of proposed sale to the public: As soon as practical after the effective date of the Registration Statement.

It is proposed that this filing will become  effective (check appropriate box)
  [  ] immediately upon filing pursuant to paragraph (b)

  [ X] on February 29, 1996 pursuant to paragraph  (b)

  [  ] 60 days after filing  pursuant to paragraph (a)(1)
  [  ] on                  pursuant to paragraph (a)(1)
  [  ] 75 days after filing  pursuant to paragraph (a)(2)
  [  ] on                  pursuant to paragraph (a)(2) of rule 485

                       DECLARATION PURSUANT TO RULE 24F-2


         Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant hereby declares that an indefinite number or amount of its shares have been registered under the Securities Act of 1933. Form 24F-2 for the fiscal year ended October 31, 1995 was filed on November 17, 1995. Amended and Restated Form 24F-2 was filed on December 22, 1995.


                                ---------------

                           LINCOLN ADVISOR FUNDS, INC.

                                    FORM N-1A

                              CROSS REFERENCE SHEET




Part A
Item No.                                              Prospectus Heading
--------                                              ------------------
1.     Cover Page                                     Cover Page

2.     Synopsis                                       Prospectus Summary; Fund Expenses

3.     Condensed Financial Information                Fund Expenses; Financial Highlights

4.     General Description of the Registrant          Cover Page; The Portfolios' Fundamental Objectives
                                                      and Other Investment Policies; Management

5.     Management of the Fund                         Management; General Information

6.     Capital Stock and Other Securities             Dividends, Distributions and Taxes; Other Shareholder
                                                      Matters

7.     Purchase of Securities Being Offered           Net Asset Value; How to Purchase Shares

8.     Redemption or Repurchase                       How to Sell Shares; How to Exchange Shares

9.     Pending Legal Proceedings                      not applicable


Part B                                                Heading in Statement
Item No.                                              of Additional Information
--------                                              -------------------------
10.    Cover Page                                     Cover Page

11.    Table of Contents                              Contents

12.    General Information and History                General Information

13.    Investment Objectives and Policies             Investment Objectives and Policies; Investment
                                                      Restrictions


14.    Management of the Fund                         Management

15.    Control Persons and Principal Holders of
       Securities                                     Principal Holders of Securities


16.    Investment Advisory and Other Services         Investment Advisor; Distributor; General
                                                      Information

17.    Brokerage Allocation and Other Practices
                                                      Execution of Portfolio Transactions

18.    Capital Stock and other Securities             General Information

19.    Purchase, Redemption and Pricing of            Purchase and Redemption of Shares; Net Asset Value
       Securities Being Offered

20.    Tax Status                                     Dividends, Distributions and Taxes

21.    Underwriters                                   Distributor

22.    Calculation Performance Data                   Calculation of Performance Data


23.    Financial Statements                           Financial Statements



Part C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                    Lincoln Advisor Funds, Inc. (the "Fund")
                         Supplement dated March 1, 1996
                      to the Prospectus dated March 1, 1996

INTRODUCTION. On January 4 and February 23, 1996, the Board of Directors of the Fund met to consider a proposal by Lincoln National Corporation ("LNC"), the corporate parent of Lincoln Investment Management, Inc., the Fund's investment advisor, to restructure the Fund. In that regard, the Board of Directors considered and approved a proposal to liquidate three of the Portfolios as described below under "Portfolio Liquidations". In addition, the Board approved the recommendation to reorganize the other six Portfolios, subject to approval by the shareholders of the respective Portfolios. Proxy materials describing the proposal to reorganize the six Portfolios and soliciting the necessary shareholder approvals will be mailed in advance of the shareholder meeting, which is expected to be held on or about May 3, 1996.

The impetus for the proposed restructuring was the merger in April 1995 of Delaware Management Holdings, Inc. ("DMC") with and into a wholly-owned subsidiary of LNC. DMH, through its subsidiary, Delaware Management Company, Inc. ("DMC"), MANAGES THE assets of a family of 20 retail mutual funds known as the Delaware Group (the "Delaware Group funds"). As a result, LNC, through its subsidiaries, currently operate two mutual fund families which in several cases offer similar funds.


PORTFOLIO  LIQUIDATIONS.  The Board of  Directors,  including  a majority of the directors who are not interested persons of the Fund or LNC or any of its affiliates (the "independent directors"), carefully reviewed all of the Portfolios. With respect to the Lincoln Growth and Income Portfolio, the Lincoln Tax-Free Income Portfolio and the Lincoln Cashfund Portfolio, the Board determined that Delaware Group funds exist that have investment objectives and policies that are substantially similar to those Portfolios. In that regard, the prospect that the Portfolios will receive cash inflows from sales in the future in amounts sufficient to permit the Portfolios to operate at a reasonable expense level does not appear favorable. Further, it was determined that a tax-free combination of the Portfolios and the Delaware Group funds was not feasible in light of certain circumstances.


The Board, therefore, has determined that liquidation of the Lincoln Growth and Income Portfolio, the Lincoln Tax-Free Income Portfolio and the Lincoln Cashfund Portfolio is in the best interests of the shareholders of the respective Portfolios. Effective February 26, 1996, the Lincoln Growth and Income
Portfolio, the Lincoln Tax-Free Income Portfolio and the Lincoln Cashfund Portfolio will cease marketing their shares. Shareholders of these Portfolios may at any time prior to the complete liquidation redeem their shares of the Portfolios and Delaware Distributors, L. P., the Fund's distributor, will waive any contingent deferred sales charges that otherwise would have been payable upon redemption of Class B or Class C shares of these Portfolios. In addition, shareholders of the Portfolios will have the opportunity to purchase Class A shares of any Delaware Group fund, as more fully described below under "Special Exchange Privileges". Each of the Portfolios are expected to make a final liquidating distribution on or before May 3, 1996. The redemption of shares or the receipt of a liquidating distribution will be taxable.

RESTRUCTURINGS. The Board of Directors, including a majority of the independent directors, has determined to recommend to shareholders a change in the investment advisor to the remaining six Portfolios of the Fund, from Lincoln Investment Management, Inc. (formerly Lincoln National Investment Management Company) ("LIM") to DMC. If shareholders of the Lincoln U. S. Growth Portfolio, the Lincoln World Growth Portfolio, the Lincoln New Pacific Portfolio, the Lincoln Enterprise Portfolio, the Lincoln Corporate Income Portfolio and the Lincoln Government Income Portfolio approve new investment advisory agreements with DMC, the name of the fund will be changed to the Delaware Group Advisor Funds, Inc. With the exception of the Lincoln New Pacific Portfolio which will have lower advisory fees, advisory fees payable under the proposed investment advisory agreements with DMC will be the same as those payable under the current investment advisory agreements with LIM. Further, it is anticipated that DMC will initially waive fees and subsidize expenses of the Portfolios, if necessary, so that their expense ratios will not exceed those that currently exist. However, any such waiver or expense reimbursement would be voluntary and could be terminated by the investment advisor upon notice to the Portfolio and its shareholders.

The Board of Directors, including a majority of the independent directors, approved, subject to shareholder approval, a subadvisory agreement with LIM with respect to each of the Lincoln Corporate Income Portfolio and the Lincoln Government Income Portfolio, Portfolios for which LIM currently acts as investment advisor. Currently, there are subadvisors to LIM for the Lincoln U.S. Growth Portfolio, the Lincoln World Growth Portfolio, the Lincoln New Pacific Portfolio and the Lincoln Enterprise Portfolio. The Board of Directors,
including a majority of the independent directors, will recommend that subadvisory agreements with the following subadvisors be approved by the shareholders of the applicable Portfolios:

LINCOLN U. S. GROWTH PORTFOLIO: Lynch & Mayer, Inc., which is an indirect wholly-owned subsidiary of LNC, is currently the subadvisor to LIM with respect to the Lincoln Enterprise Portfolio, and is proposed to become subadvisor to the Lincoln U. S. Growth Portfolio. If approved by the shareholders of the Lincoln
U. S. Growth Portfolio, Lynch & Mayer, Inc. would replace Provident Investment Counsel, Inc., and would receive a fee that is the same as that currently paid by the Fund's investment advisor to the subadvisor.

LINCOLN WORLD GROWTH PORTFOLIO: Walter Scott & Partners Limited, which is currently acting as subadvisor to LIM with respect to the Lincoln World Growth Portfolio, would act as subadvisor to DMC for a fee that is the same as that paid under the current subadvisory agreement, if the new subadvisory agreement is approved by shareholders of the Lincoln World Growth Portfolio.

LINCOLN NEW PACIFIC PORTFOLIO: John Govett & Company Limited ("Govett"). Govett, the current subadvisor the Lincoln New Pacific Portfolio, is serving without compensation because its recent sale to Allied Irish Banks p.l.c. resulted in the automatic termination of its subadvisory agreement. If approved by the shareholders of the Lincoln New Pacific Portfolio, Govett would act as subadvisor for an annual fee of .50% of the Portfolio net asset value, rather than .80% of net asset value under the subadvisory agreement which was terminated. In that regard, the advisory fee paid to DMC with respect to the Lincoln New Pacific Portfolio will be reduced by .30%.

LINCOLN ENTERPRISE PORTFOLIO: Lynch & Mayer, Inc., which is currently acting as subadvisor to LIM with respect to the Lincoln Enterprise Portfolio, would act as subadvisor to DMC for a fee that is the same as that paid under the current subadvisory agreement, if the new subadvisory agreement is approved by shareholders of the Lincoln Enterprise Portfolio.

The changes described above, if approved by shareholders, are expected to become effective on or about May 3, 1996.

SPECIAL EXCHANGE PRIVILEGES. Holders of Class A, B or C shares of the Lincoln Growth and Income Portfolio, Lincoln Tax-Free Income Portfolio and Lincoln Cashfund Portfolio (the three Portfolios which are proposed to be liquidated) will be given the opportunity, upon the redemption of those shares, to purchase Class A shares of any Delaware Group fund. Delaware Distributors, L.P., will waive the front-end sales loads upon such purchases of Class A shares. The redemption of shares will be a taxable transaction.

LOGO

PROSPECTUS

MARCH 1, 1996

LINCOLN ADVISOR FUNDS, INC.

LINCOLN GROWTH AND INCOME PORTFOLIO
LINCOLN ENTERPRISE PORTFOLIO
LINCOLN U.S. GROWTH PORTFOLIO
LINCOLN WORLD GROWTH PORTFOLIO
LINCOLN NEW PACIFIC PORTFOLIO
LINCOLN GOVERNMENT INCOME PORTFOLIO
LINCOLN CORPORATE INCOME PORTFOLIO
LINCOLN TAX-FREE INCOME PORTFOLIO
LINCOLN CASHFUND PORTFOLIO

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Lincoln Advisor Funds, Inc. (the "Fund") is an open-end management investment company. The Fund currently issues nine separate series of shares (EACH REFERRED TO AS A PORTFOLIO OR COLLECTIVELY AS THE PORTFOLIOS) each representing a separate, diversified portfolio of securities. The Portfolios are the Lincoln Growth and Income Portfolio, Lincoln Enterprise Portfolio, Lincoln U.S. Growth Portfolio, Lincoln World Growth Portfolio, Lincoln New Pacific Portfolio, Lincoln Government Income Portfolio, Lincoln Corporate Income Portfolio, Lincoln Tax-Free Income Portfolio and Lincoln Cashfund Portfolio. Each Portfolio has a fundamental investment objective and certain investment policies which are set forth herein.

THE INVESTMENT OBJECTIVES OF EACH PORTFOLIO ARE AS FOLLOWS:
----------------------------------------------------------------------
EQUITY PORTFOLIOS
THE LINCOLN GROWTH AND INCOME PORTFOLIO seeks to provide a combination of capital appreciation and current income. The Portfolio attempts to achieve its objective by investing in common stocks, preferred stocks, fixed income securities, convertible securities and money market instruments.

THE LINCOLN ENTERPRISE PORTFOLIO seeks to provide maximum appreciation of capital by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings.

THE LINCOLN U.S. GROWTH PORTFOLIO seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

THE LINCOLN WORLD GROWTH PORTFOLIO seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities.

THE LINCOLN NEW PACIFIC PORTFOLIO seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.
----------------------------------------------------------------------
FIXED-INCOME AND MONEY MARKET PORTFOLIOS
THE LINCOLN GOVERNMENT INCOME PORTFOLIO seeks to maximize current income consistent with preservation of capital. The Portfolio attempts to achieve this objective by investing primarily in securities issued by the U.S. Government, its agencies and instrumentalities.

THE LINCOLN CORPORATE INCOME PORTFOLIO seeks to provide high current income consistent with preservation of capital. The Portfolio attempts to achieve this objective primarily by investing in a diversified portfolio of investment-grade fixed income securities issued by U.S. corporations. Investment-grade fixed income securities are those rated at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or, if not rated, are of comparable quality in the opinion of the advisor or sub-advisor.

THE LINCOLN TAX-FREE INCOME PORTFOLIO seeks to provide a high level of current income that is exempt from federal income taxes. The Portfolio attempts to achieve this objective by investing in a diversified portfolio of municipal bonds.

THE LINCOLN CASHFUND PORTFOLIO seeks to provide current income and preservation of principal. The Portfolio seeks to achieve this objective by investing primarily in a portfolio of short-term money market instruments maturing within 13 months of their purchase date.

THE LINCOLN CASHFUND PORTFOLIO INTENDS TO MAINTAIN ITS NET ASSET VALUE AT $1.00 PER SHARE. AN INVESTMENT IN THE LINCOLN CASHFUND PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "NET ASSET VALUE."

This Prospectus sets forth concisely the information about the Fund and the Portfolios that a prospective investor ought to know before investing. Additional information about the Fund and the Portfolios has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated March 1, 1996 and an Annual Report, dated October 31, 1995, which information is incorporated herein by reference, is legally a part of this Prospectus, and is available without charge by calling the Fund's shareholder services agent at 1-800-9ADVISOR (1-800-923-8476).

This Prospectus contains useful information that can help the investor decide whether each Portfolio's investment objective matches his/her own. Achievement of a Portfolio's investment objective cannot, of course, be assured due to the risk of capital loss from fluctuating prices inherent in any investment in securities. Investments in the Portfolios are neither insured or guaranteed by any entity. In the opinion of the staff of the Securities and Exchange Commission (the "SEC") the use of this combined Prospectus may make each Portfolio liable for misstatements or omissions pertaining to any of the other Portfolios.

                               TABLE OF CONTENTS


PAGE

---------
Prospectus Summary..........................................................................................  3
Fund Expenses...............................................................................................  6
Financial Highlights........................................................................................ 11
Lincoln Growth and Income Portfolio......................................................................... 11
Lincoln Enterprise Portfolio................................................................................ 11
Lincoln U.S. Growth Portfolio............................................................................... 13
Lincoln World Growth Portfolio.............................................................................. 13
Lincoln New Pacific Portfolio............................................................................... 15
Lincoln Government Income Portfolio......................................................................... 15
Lincoln Corporate Income Portfolio.......................................................................... 17
Lincoln Tax-Free Income Portfolio........................................................................... 17
Lincoln Cashfund Portfolio.................................................................................. 19
The Portfolios' Fundamental Objectives and Other Investment Policies........................................ 20
Management.................................................................................................. 27
Execution of Portfolio Transactions......................................................................... 30
Net Asset Value............................................................................................. 30
How to Purchase Shares...................................................................................... 31
How to Sell Shares.......................................................................................... 36
How to Exchange Shares...................................................................................... 40
Dividends, Distributions and Taxes.......................................................................... 41
Shareholder Services and Information........................................................................ 42
Other Shareholder Matters................................................................................... 43
The Portfolios' Performance................................................................................. 44
General Information......................................................................................... 44
Implementation of Investment Objectives and Policies (Appendix A)...........................................A-1

                               PROSPECTUS SUMMARY

         THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION APPEARING IN THE BODY OF THE PROSPECTUS. CROSS REFERENCES IN THIS SUMMARY REFER TO THE HEADINGS FOUND IN THE BODY OF THE PROSPECTUS.

Investment Objectives: . . . . . . . . .  Each Portfolio's investment objective is "fundamental" and  may be
                                          changed only with the approval of the
                                          holders of a majority  of the
                                          outstanding voting securities of
                                          the Portfolio, as defined in the
                                          Investment Company Act  of 1940
                                          (the "Investment  Company Act").
                                          Other investment policies reflect
                                          current practices of  the
                                          Portfolios and may be changed
                                          by the Portfolios without the
                                          approval of shareholders.

Investment Advisor: . . . . . . . . . . . Lincoln Investment Management, Inc.
                                          serves as the Investment Advisor for
                                          each of the Portfolios (the
                                          "Advisor"). See "Management" for
                                          descriptions of sub-advisors for
                                          several of the Portfolios.

Alternative Purchase Plan:. . . . . . . . With the exception of the Lincoln
                                          Cashfund Portfolio, individual
                                          investors may select from three
                                          classes of shares, each with
                                          different expense levels and
                                          with a public offering price
                                          that reflects a different sales
                                          charge. A fourth class of shares
                                          is available only to certain
                                          institutional investors.

Class A:. . . . . . . . . . . . . . . . . Offered at net asset value plus any applicable sales charge
                                          (expressed as a percentage of
                                          the offering price) and subject
                                          to service and distribution fees
                                          at the rate of 0.35% of the
                                          average daily net asset value
                                          of the Class A shares.

Class B:. . . . . . . . . . . . . . . . . Offered at net asset value and subject to service and
                                          distribution fees at the rate 1%
                                          of the average daily net assets
                                          of the Class B shares.  A
                                          maximum contingent deferred
                                          sales charge (CDSC) of 5% is
                                          imposed on certain redemptions.
                                          The CDSC is reduced as shown
                                          under "How  to  Sell Shares  --
                                          Contingent Deferred Sales
                                          Charge -- Class B Shares".

                                          At the end of the sixth year,
                                          the CDSC no longer applies.
                                          Class B shares automatically
                                          convert  to Class A shares upon
                                          termination of the CDSC period.

Class C:. . . . . . . . . . . . . . . . . Offered at net asset value and subject to service and
                                          distribution  fees at the rate of
                                          1%  of the average daily net
                                          assets of the Class C shares.
                                          A CDSC of 1% is imposed if
                                          shares are redeemed during the
                                          first 12 months after purchase.


Class D:. . . . . . . . . . . . . . . . . Offered at net asset value to retirement plans introduced by
                                          persons not associated with
                                          brokers or dealers that are
                                          primarily engaged in the retail
                                          securities business (and
                                          rollover individual retirement
                                          accounts from such plans), as
                                          well as insurance companies
                                          (including both general and
                                          separate accounts), affiliates
                                          of insurance companies and
                                          investment companies
                                          registered under the Investment
                                          Company Act of 1940.  The
                                          minimum initial purchase
                                          amount for Class D shares is
                                          $2 million.



Lincoln Cashfund Portfolio               Lincoln Cashfund Portfolio offers
 Shares: . . . . . . . . . . . . . . . . two classes of shares:  Regular shares and  Class B Exchange
                                         shares.  Regular shares are
                                         offered at net asset value
                                         ($1.00) and there are no service
                                         or distribution fees.  Class B
                                         Exchange shares,  which are
                                         issued only upon the exchange
                                         of Class B shares of other
                                         Portfolios,  are offered at net
                                         asset value ($1.00) but are
                                         subject to service and
                                         distribution fees of 1% of the
                                         average daily net assets of the
                                         Class B Exchange shares.  The
                                         Lincoln Cashfund Portfolio Class
                                         B Exchange shares continue to be
                                         subject to a CDSC, if any.* See
                                         "How to Purchase Shares and "How
                                         to  Exchange Shares".


Purchase of Shares:. . . . . . . . . . . Contact a broker-dealer,
                                         Delaware Distributors, L.P.,
                                         (the "Distributor") or the Fund's
                                         shareholder services agent.  See "How
                                         to Purchase Shares."


Exchange Privileges:. . . . . . . . . .  Shares of one Portfolio may be
                                         exchanged for shares of the
                                         corresponding class of shares
                                         of any other Portfolio at no
                                         additional charge. Holders of
                                         Class B Shares of  an Equity or
                                         Fixed-Income Portfolio who
                                         exchange their shares for shares
                                         of the Lincoln Cashfund
                                         Portfolio will receive Class B
                                         Exchange Shares which will
                                         continue to be subject to service
                                         and distribution fees and a
                                         CDSC.  See "How to Exchange
                                         Shares."

Dividends, Distributions                 Dividends are paid monthly on:
and Taxes:. . . . . . . . . . . . . . .  Lincoln Government Income
                                         Portfolio
                                         Lincoln Corporate Income
                                         Portfolio
                                         Lincoln Tax-Free Income
                                         Portfolio
                                         Lincoln Cashfund Portfolio
                                         (accrued daily)

                                         Each of the other Portfolios
                                         pays dividends, at least annually.
                                         Dividends are paid from
                                         available net investment income.
                                         Other distributions, if any, are
                                         paid annually from realized net
                                         capital gains. See "Dividends,
                                         Distributions and Taxes."

Reinvestment:. . . . . . . . . . . . . . Distributions may be
                                         automatically reinvested in
                                         Portfolio shares of the same class
                                         of each Portfolio without a sales
                                         charge.  Dividends may also be
                                         reinvested in shares of the same
                                         class of a different Portfolio
                                         without a  sales charge.  See
                                         "Shareholder Services and
                                         Information."

Initial Investment:. . . . . . . . . . . $500 minimum on initial purchases except for the
                                         Cashfund.   Exceptions are:
                                         $250 for spousal IRA accounts,
                                         $100 for the Cashfund, $25 for
                                         investments through the
                                         Automatic Investment Plan and
                                         $2 million for investments in
                                         Class D shares.  See "How to
                                         Purchase Shares."

Subsequent Investments:. . . . . . . . . Additional investments can be made at any time for as little as
                                         $50. For investments through the
                                         Automatic Investment Plan, the
                                         minimum additional investment is
                                         $25.

------------------------
* Class B Exchange shares are offered as a convenience to shareholders. The period of time during which a shareholder owns these shares is credited toward calculation of the CDSC, if any, upon redemption.

Net Asset Values:. . . . . . . . . . . . Each class of each Portfolio may be separately quoted in the financial section
                                         of appropriate newspapers.  The net asset
                                         values are also available by calling
                                         1-800-9ADVISOR (1-800-923-8476),
                                         toll-free, 24 hours, 7 days a week. See
                                         "Net Asset Value."

Other Shareholder                        The following services are available
Services:                                for Classes A, B and C:

                                         -- Purchase by Wire
                                         -- Automatic Investment Plan
                                         -- Telephone Redemption Privilege
                                         -- Systematic Withdrawal Plan
                                         -- 30-day Repurchase Privilege
                                         -- Cross Reinvestment
                                         -- Dollar Cost Averaging Plan

                                         The following services are available
                                         for Class A:
                                         -- Right of Accumulation
                                         -- Concurrent Purchases
                                         -- Letter of Intent
                                         -- Access to service representatives
                                         -- IRA, SEP and Keogh account handling

                                         The following service is available
                                         for Regular shares of the Lincoln
                                         Cashfund Portfolio:
                                         -- Checkwriting

    Delaware Service Company, Inc. serves as the Fund's shareholder services agent and is located at 1818 Market Street, Philadelphia, PA 19103-3682.

                                 FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

    Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund. See "How to Purchase Shares" and "How to Sell Shares" for an explanation of how and when these charges apply to the Portfolios.

                               EQUITY PORTFOLIOS

                              LINCOLN
                             GROWTH AND          LINCOLN                 LINCOLN              LINCOLN              LINCOLN
                               INCOME           ENTERPRISE             U.S. GROWTH         WORLD GROWTH           NEW PACIFIC
SHAREHOLDER
TRANSACTION               -----------------  -----------------    -------------------  ------------------------ -------------------
EXPENSES                    A    B   C   D     A  B   C   D          A  B   C   D           A    B   C   D         A   B   C   D


 Maximum Sales Charge
  Imposed on Purchase (as a
  percentage of offering
  price)................... 5.5% -  -   -     5.5% -  -   -         5.5% -  -   -           5.5%  -   -  -          5.5% -  -   -
 Maximum Sales Charge or
  Contingent Deferred Sales
  Charges Imposed on
  Reinvested Dividends.....  -  -   -   -      -  -   -   -          -   -  -   -            -    -   -  -           -   -  -   -
 Maximum Contingent
  Deferred Sales Charge (as
  a percentage of original
  purchase price or
  redemption proceeds,
  whichever is
  lower)*.....               -  5%  1%  -     -   5%  1%  -          -   5% 1%  -            -    5%  1% -           -   5% 1% -
 Redemption
 Fees..........              -  -   -   -     -   -   -   -          -   -   -  -            -    -  -   -           -   -  -  -
 Exchange
 Fees.............           -  -   -   -     -   -   -   -          -   -   -  -            -    -  -   -           -   -  -  -

                    FIXED-INCOME AND MONEY MARKET PORTFOLIOS

                                LINCOLN               LINCOLN                                            LINCOLN
                               GOVERNMENT            CORPORATE               LINCOLN                     CASHFUND
                                 INCOME               INCOME              TAX-FREE INCOME             -----------------
                         ---------------------   -----------------   --------------------------                CLASS B
                                                                                                      REGULAR  EXCHANGE
                                                                                                        --------------
SHAREHOLDER
TRANSACTION
EXPENSES                    A    B   C   D         A    B   C   D          A    B   C   D
--------                    -    -   -   -         -    -   -   -          -    -   -   -

 Maximum Sales
  Charge Imposed
  on Purchase (as
  a percentage of
  offering
  price).................. 4.5% -   -    -       4.5%   -   -   -         4.5%  -   -    -            -          -
 Maximum Sales
  Charge or
  Contingent
  Deferred Sales
  Charges Imposed
  on Reinvested
  Dividends.....            -   -   -    -        -     -   -   -          -    -  -     -            -          -
 Maximum
  Contingent
  Deferred Sales
  Charge (as a
  percentage of
  original purchase
  price or redemption
  proceeds, whichever
  is lower)*.....          -   5%  1%    -        -     5%  1%  -          -    5% 1%    -            -           5%
 Redemption
 Fees...........           -   -   -     -        -     -   -   -          -    -  -     -            -           -
 Exchange
 Fees.............         -   -   -     -        -     -   -   -          -    -  -     -            -           -

------------------------
* The Contingent Deferred Sales Charge on Class B shares declines to 0% after six years.

ANNUAL FUND OPERATING EXPENSES (AS PERCENTAGE OF DAILY NET ASSETS)

    The   purpose  of  the  following  table   is  to  assist  the  investor  in
understanding the various costs and expenses that will bear directly or indirectly in owning shares of each Portfolio.

                               EQUITY PORTFOLIOS

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                     LINCOLN GROWTH AND INCOME PORTFOLIO
                                            ------------------------------------------------------------
                                              CLASS A          CLASS B      CLASS C        CLASS D
                                            ------------   ------------   ------------   ------------
 Management Fees.........................    0.80%          0.80%            0.80%         0.80%
 12b-1 Fees..............................    0.35           1.00             1.00          0.00
 Other Expenses (after giving effect
 to reimbursements)+*....................    0.60           0.60             0.60          0.60
                                            -------          -------        -------       -------
   Total Fund Operating Expenses
   (after giving effect to
   reimbursements)+.....................     1.75%          2.40%            2.40%         1.40%
                                            -------        -------          -------       -------
                                            -------        -------          -------       -------



                                                     LINCOLN ENTERPRISE PORTFOLIO
                                             ------------------------------------------------
                                               CLASS A         CLASS B        CLASS C      CLASS D
                                             ------------   ------------   ------------ ------------
 Management Fees.........................     0.80%           0.80%         0.80%           0.80%
 12b-1 Fees..............................     0.35            1.00          1.00            0.00
 Other Expenses (after giving effect
 to reimbursements)+*....................     0.70            0.70          0.70             0.73
                                             -------         -------       -------         -------
   Total Fund Operating Expenses
   (after giving effect to
   reimbursements)+......................     1.85%           2.50%         2.50%            1.53%
                                             -------         -------       -------         -------
                                             -------         -------       -------         -------

                                                     LINCOLN U.S. GROWTH PORTFOLIO
                                            -------------------------------------------------
                                              CLASS A        CLASS B        CLASS C        CLASS D
                                            ------------   ------------   ------------   ------------
 Management Fees.........................    0.70%           0.70%          0.70%         0.70%
 12b-1 Fees..............................    0.35            1.00           1.00          0.00
 Other Expenses (after giving effect
 to reimbursements)+*....................   0.80             0.80           0.80          0.80
                                            -------         -------        -------       -------
   Total Fund Operating Expenses
   (after giving effect to
   reimbursements)+......................   1.85%            2.50%          2.50%         1.50%
                                            -------         -------        -------       -------
                                            -------         -------        -------       -------


                                                     LINCOLN WORLD GROWTH PORTFOLIO
                                            -------------------------------------------------------
                                              CLASS A         CLASS B       CLASS C        CLASS D
                                            ------------   ------------   ------------   ------------
 Management Fees.........................    1.10%           1.10%          1.10%         1.10%
 12b-1 Fees..............................    0.35            1.00           1.00          0.00
 Other Expenses (after giving effect
 to reimbursements)+*....................    0.40            0.40           0.40          0.40
                                            -------         -------        -------       -------
   Total Fund Operating Expenses
   (after giving effect to
   reimbursements)+......................    1.85%           2.50%          2.50%         1.50%
                                            -------         -------        ------        -------
                                            -------         -------        ------        -------

                                                     LINCOLN NEW PACIFIC PORTFOLIO
                                            -------------------------------------------------
                                            CLASS A           CLASS B       CLASS C        CLASS D
                                            ------------   ------------   ------------   ------------
Management Fees.........................     1.10%          1.10%          1.10%          1.10%
 12b-1 Fees.............................     0.35           1.00           1.00           0.00
 Other Expenses (after giving effect
 to reimbursements)+*...................     0.40           0.40           0.40           0.40
                                            -------        -------        -------        -------

   Total Fund Operating Expenses
   (after giving effect to
   reimbursements)+.....................     1.85%          2.50%          2.50%          1.50%
                                            -------        -------        -------        -------
                                            -------        -------        -------        -------

              FIXED-INCOME PORTFOLIOS AND MONEY MARKET PORTFOLIOS

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                     LINCOLN GOVERNMENT INCOME PORTFOLIO
                                            ----------------------------------------------------------------
                                            CLASS A          CLASS B        CLASS C        CLASS D
                                            ------------   ------------   ------------   ------------
 Management Fees.........................   0.30%           0.30%          0.30%          0.30%
 12b-1 Fees..............................   0.35            1.00           1.00           0.00
 Other Expenses (after giving effect
 to reimbursements)+*....................   0.60            0.60           0.55           0.60
                                            -------        -------        -------        -------
   Total Fund Operating Expenses
   (after giving effect to
   reimbursements)+......................   1.25%           1.90%          1.85%          0.90%
                                            -------        -------        -------        -------
                                            -------        -------        -------        -------


                                                     LINCOLN CORPORATE INCOME PORTFOLIO
                                            -------------------------------------------------------------
                                            CLASS A          CLASS B         CLASS C        CLASS D
                                            ------------   ------------   ------------   ------------
 Management Fees.........................    0.30%          0.30%          0.30%          0.30%
 12b-1 Fees..............................    0.35           1.00           1.00           0.00
 Other Expenses (after giving effect
 to reimbursements)+*...................     0.60           0.60           0.60           0.60
                                            -------        -------        -------        -------
   Total Fund Operating Expenses
   (after giving effect to
   reimbursements)+.....................     1.25%          1.90%          1.90%          0.90%
                                            -------        -------       -------         -------
                                            -------        -------       -------         -------

                                                       LINCOLN TAX-FREE INCOME PORTFOLIO
                                            ---------------------------------------------------------
                                            CLASS A           CLASS B        CLASS C        CLASS D
                                            ------------   ------------   ------------   ------------
 Management Fees.........................    0.30%          0.30%          0.30%         0.30%
 12b-1 Fees..............................    0.35           1.00           1.00          0.00
 Other Expenses (after giving effect
 to reimbursements)+*....................    0.45           0.45           0.45          0.45
                                            -------        -------        -------       -------
   Total Fund Operating Expenses
   (after giving effect to
   reimbursements)+......................    1.10%          1.75%          1.75%         0.75%
                                            -------        ------         -------       -------
                                            -------        -------        -------       -------

                                                                       LINCOLN CASHFUND PORTFOLIO

                                                                       -----------------------------------------------
                                                                       REGULAR           CLASS B EXCHANGE
                                                                       --------------    -----------------------------
 Management Fees...................................                     0.25%             0.25%
 12b-1 Fees........................................                     0.00              1.00
 Other Expenses (after giving effect to
  reimbursements)+*................................                      .85               .85
                                                                        -------           -----
   Total Fund Operating Expenses (after
   giving effect to
   reimbursements)+.....................                                 1.10%            2.10%
                                                                        -------           -----
                                                                        -------           -----


------------------------
* "Other expenses" are based on expenses incurred by the Fund during the fiscal year ended October 31, 1995 (except for Class D shares of the Lincoln Tax-Free Income Portfolio where expenses are based on estimated amounts for the current fiscal year) and includes Directors' and professional fees, reports to shareholders, transfer agent, custodian and registration fees.


+ "Other expenses" and "Total Fund Operating Expenses" are net of fee waivers and expense reimbursements by the Advisor. Absent such fee waivers and expense reimbursements, total fund operating expenses would be as follows:

                                            CLASS A          CLASS B         CLASS C       CLASS D
                                            ------------   ------------   ------------   ------------
 Lincoln Growth and Income
 Portfolio.....                               2.09%          2.74%          2.74%          1.74%
 Lincoln Enterprise Portfolio...........      2.42%          3.07%          3.07%          2.07%
 Lincoln U.S. Growth
  Portfolio...........                        2.18%          2.83%          2.82%          1.83%
 Lincoln World Growth
  Portfolio..........                         2.96%          3.61%           3.61%         2.61%
 Lincoln New Pacific
 Portfolio...........                         3.73%          4.38%           4.38%         3.38%
 Lincoln Government Income
  Portfolio.....                              2.06%          2.71%           2.70%         1.71%
 Lincoln Corporate Income
  Portfolio......                             1.87%          2.52%           2.52%         1.52%
 Lincoln Tax-Free Income
  Portfolio.......                            2.22%          2.87%           2.87%          --
 Lincoln Cashfund Portfolio............       1.51%           --              --            --

EXAMPLE:
    An investor would, directly or indirectly, pay the following expenses on a hypothetical $1,000 investment in the Portfolios, assuming: (1) expenses as set forth above under Annual Fund Operating Expenses, (2) maximum initial sales charges (without regard to any waivers) or the applicable CDSC, (3) a 5% annual return, and (4) redemption at the end of the period shown.


                                                           ONE        THREE       FIVE       TEN
                                                           YEAR       YEARS       YEARS      YEARS
                                                          -------   ---------   ---------  ---------
 Lincoln Growth and Income Portfolio
   Class A.........................................        $72       $107        $145       $250
   Class B.........................................         74        115         148        242
   Class C.........................................         34         75         128        274
   Class D.........................................         14         44          77        168
 Lincoln Enterprise Portfolio
   Class A.........................................        $73       $110        $150       $260
   Class B.........................................         75        118         153        247
   Class C.........................................         35         78         133        284
   Class D.........................................         16         48          83        182
 Lincoln U.S. Growth Portfolio
   Class A.........................................         $73      $110        $150       $260
   Class B.........................................          75       118         153        247
   Class C.........................................          35        78         133        284
   Class D.........................................          15        47          82        179
 Lincoln World Growth Portfolio
   Class A.........................................         $73      $110        $150       $260
   Class B.........................................          75       118         153        247
   Class C.........................................          35        78         133        284
   Class D.........................................          15        47          82        179
 Lincoln New Pacific Portfolio
   Class A.........................................         $73      $110        $150       $260
   Class B.........................................          75       118         153        247
   Class C.........................................          35        78         133        284
   Class D.........................................          15        47          82        179
 Lincoln Government Income Portfolio
   Class A.........................................         $57       $83        $111       $190
   Class B.........................................          69       100         123        215
   Class C.........................................          29        58         100        217
   Class D.........................................           9        29          50        111
 Lincoln Corporate Income Portfolio
   Class A.........................................         $57       $83        $111       $190
   Class B.........................................          69       100         123        215
   Class C.........................................          29        60         103        222
   Class D.........................................           9        29          50        111
 Lincoln Tax-Free Income Portfolio
   Class A.........................................         $56       $78        $103       $173
   Class B.........................................          68        95         115        206
   Class C.........................................          28        55          95        206
   Class D.........................................           8        24          42         93
 Lincoln Cashfund Portfolio
   Regular.........................................         $11       $35        $ 61       $134
   Class B Exchange................................          71       106         133        226

    For purposes of the Class B and Class B Exchange shares, you would pay the following expenses on the same investment, assuming (1) expenses (after giving effect to waivers and reimbursements) as set forth above under Annual Fund Operating Expenses, and (2) no redemption.

                                              ONE      THREE     FIVE      TEN
                                             YEAR      YEARS     YEARS    YEARS
                                           --------  --------  --------  ---------
 Lincoln Growth and Income
 Portfolio...............                    $24       $75       $128      $242
 Lincoln Enterprise
 Portfolio......................              25        78        133       247
 Lincoln U.S. Growth
  Portfolio.....................              25        78        133       247
 Lincoln World Growth
 Portfolio....................                25        78        133       247
 Lincoln New Pacific
 Portfolio.....................               25        78        133       247
 Lincoln Government Income
 Portfolio...............                     19        60        103       215
 Lincoln Corporate Income
 Portfolio................                    19        60        103       215
 Lincoln Tax-Free Income
 Portfolio.................                   18        55         95       206
 Lincoln Cashfund Portfolio
   Class B
   Exchange................................   21        66        113       226

    The examples of hypothetical investments in each of the Portfolios should not be considered a representation of future performance or expenses. Actual expenses may be greater or less than those shown.

    For purposes of the Class C shares, you would pay the following expenses on the same investment, assuming (1) expenses (after giving effect to waivers and reimbursements) as set forth above under Annual Fund Operating Expenses, and (2) no redemption.

                                            ONE      THREE    FIVE       TEN
                                            YEAR     YEARS    YEARS     YEARS
                                          --------  -------  -------   --------

 Lincoln Growth and Income
 Portfolio...............                    $24      $75      $128      274
 Lincoln Enterprise
 Portfolio......................              25       78       133      284
 Lincoln U.S. Growth
  Portfolio.....................              25       78       133      284
 Lincoln World Growth
  Portfolio....................               25       78       133      284
 Lincoln New Pacific
 Portfolio.....................               25       78       133      284
 Lincoln Government Income
 Portfolio...............                     19       58       100      217
 Lincoln Corporate Income
 Portfolio................                    19       60       103      222
 Lincoln Tax-Free Income
 Portfolio.................                   18       55        95      206

    The examples of hypothetical investments in each of the Portfolios should not be considered a representation of future performance or expenses. Actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS


          The table below provides financial highlights of income and capital changes for one share of each Class outstanding for the fiscal year ended October 31, 1995 and the period ended October 31, 1994, and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report is included in the Statement of Additional Information for the fiscal year ended October 31, 1995. This information is supplemented by the audited financial statements and accompanying notes appearing in the Statement of Additional Information.



FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
LINCOLN GROWTH AND INCOME PORTFOLIO


                                       CLASS A                           CLASS B
                          --------------------------------- ---------------------------------
                            FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR    FOR THE PERIOD
                               ENDED            ENDED            ENDED            ENDED
                          OCTOBER 31, 1995 OCTOBER 31, 1994 OCTOBER 31, 1995 OCTOBER 31, 1994
                          ---------------- ---------------- ---------------- ----------------
Net asset value,
 beginning of period          $  9.74          $  10.00          $ 9.49          $  10.00
                              -------          --------          ------          --------
Income from investment
 operations:
 Net investment income
  (loss)                         0.09              0.05            0.04              0.01
 Net realized and
  unrealized gain (loss)
  on investments                 1.71             (0.26)           1.64             (0.49)
                              -------          --------          ------          --------
  Total from investment
   operations                    1.80             (0.21)           1.68             (0.48)
                              -------          --------          ------          --------
Less distributions to
 shareholders:
 From net investment
  income                        (0.07)            (0.05)          (0.06)            (0.03)
 From net realized gains        (0.25)              --            (0.25)              --
                              -------          --------          ------          --------
  Total distributions           (0.32)            (0.05)          (0.31)            (0.03)
                              -------          --------          ------          --------
Net asset value, end of
 period                       $ 11.22          $   9.74          $10.86          $   9.49
                              =======          ========          ======          ========
Total Return**                  19.13%            (2.15%)         18.36%            (4.83%)
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000's)              $13,297           $10,437          $1,308              $563
 Net expenses to average
  daily net assets               1.75%             1.75%*          2.40%             2.40%*
 Net investment income
  (loss) to average
  daily net assets               0.88%             0.49%*          0.23%             (.14%)*
 Portfolio turnover rate           49%               39%             49%               39%
 Commencement of
  operations                                   12/03/93                          03/29/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:               2.09%             2.87%*          2.74%             3.53%*

LINCOLN ENTERPRISE PORTFOLIO

                                       CLASS A                           CLASS B
                          --------------------------------- ---------------------------------
                            FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR    FOR THE PERIOD
                               ENDED            ENDED            ENDED            ENDED
                          OCTOBER 31, 1995 OCTOBER 31, 1994 OCTOBER 31, 1995 OCTOBER 31, 1994
                          ---------------- ---------------- ---------------- ----------------
Net asset value,
 beginning of period          $  9.20          $  10.00          $ 9.81          $  10.00
                              -------          --------          ------          --------
Income from investment
 operations:
 Net investment income
  (loss)                        (0.08)            (0.08)          (0.12)            (0.04)
 Net realized and
  unrealized gain (loss)
  on investments                 2.16             (0.71)           2.27             (0.15)
                              -------          --------          ------          --------
  Total from investment
   operations                    2.08             (0.79)           2.15             (0.19)
                              -------          --------          ------          --------
Less distributions to
 shareholders:
 From net investment
  income                          --              (0.01)            --                --
 From net realized gains          --                --              --                --
                              -------          --------          ------          --------
  Total distributions            0.00             (0.01)           0.00              0.00
                              -------          --------          ------          --------
Net asset value, end of
 period                       $ 11.28          $   9.20          $11.96          $   9.81
                              =======          ========          ======          ========
Total Return**                  22.72%            (7.91%)         21.92%            (1.91%)
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000's)              $14,508           $10,579          $1,811              $761
 Net expenses to average
  daily net assets               1.85%             1.85%*          2.50%             2.50%*
 Net investment income
  (loss) to average
  daily net assets              (0.83%)           (1.01%)*        (1.50%)           (1.53%)*
 Portfolio turnover rate          106%              120%            106%              120%
 Commencement of
  operations                                   12/03/93                          04/14/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:               2.42%             3.10%*          3.07%             3.76%*

-------
 * Annualized.
** Total return calculations exclude front end sales load.

                                                   The accompanying notes are an

                CLASS C                                  CLASS D
---------------------------------------- ---------------------------------------
  FOR THE YEAR                             FOR THE YEAR
     ENDED            FOR THE PERIOD          ENDED           FOR THE PERIOD
OCTOBER 31, 1995  ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
----------------  ---------------------- ---------------- ----------------------
     $ 9.96              $  10.00             $ 9.74             $  10.42
     ------              --------             ------             --------
       0.04                  0.00               0.12                 0.05
       1.72                 (0.02)              1.71                (0.66)
     ------              --------             ------             --------
       1.76                 (0.02)              1.83                (0.61)
     ------              --------             ------             --------
      (0.05)                (0.02)             (0.11)               (0.07)
      (0.25)                  --               (0.25)                 --
     ------              --------             ------             --------
      (0.30)                (0.02)             (0.36)               (0.07)
     ------              --------             ------             --------
     $11.42              $   9.96             $11.21             $   9.74
     ======              ========             ======             ========
      18.37%                (0.22%)            19.52%               (5.93%)
        $73                   $24             $6,706               $2,620
       2.40%                 2.40%*             1.40%                1.40%*
       0.23%                 (.08%)*            1.23%                0.91%*
         49%                   39%                49%                  39%
                         05/11/94                                02/03/94
       2.74%                 3.52%*             1.74%                2.52%*
                CLASS C                                  CLASS D
---------------------------------------- ---------------------------------------
  FOR THE YEAR                             FOR THE YEAR
     ENDED            FOR THE PERIOD          ENDED           FOR THE PERIOD
OCTOBER 31, 1995  ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
----------------  ---------------------- ---------------- ----------------------
     $10.02              $  10.00             $ 9.23             $  10.44
     ------              --------             ------             --------
      (0.15)                (0.05)             (0.02)               (0.02)
       2.34                  0.07               2.09                (1.19)
     ------              --------             ------             --------
       2.19                  0.02               2.07                (1.21)
     ------              --------             ------             --------
        --                    --                 --                   --
        --                    --                 --                   --
     ------              --------             ------             --------
       0.00                  0.00               0.00                 0.00
     ------              --------             ------             --------
     $12.21              $  10.02             $11.30             $   9.23
     ======              ========             ======             ========
      21.86%                 0.23%             22.43%              (11.61%)
     $   58              $     37             $3,666             $    234
       2.50%                 2.50%*             1.53%                1.50%*
      (1.49%)               (1.53%)*           (0.60%)               (.63%)*
        106%                  120%               106%                 120%
                         05/10/94                                02/03/94
       3.07%                 3.75%*             2.07%                2.75%*

integral part of the financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
LINCOLN U.S. GROWTH PORTFOLIO

                                          CLASS A                                 CLASS B
                          --------------------------------------- ---------------------------------------
                            FOR THE YEAR                            FOR THE YEAR
                               ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
                          OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                          ---------------- ---------------------- ---------------- ----------------------
Net asset value,
 beginning of period           $10.21               $10.00             $10.19               $10.00
                              -------             --------            -------             --------
Income from investment
 operations:
 Net investment income
  (loss)                       (0.09)               (0.04)             (0.14)               (0.03)
 Net realized and
  unrealized gain (loss)
  on investments                 2.31                 0.26               2.28                 0.22
                              -------             --------            -------             --------
  Total from investment
   operations                    2.22                 0.22               2.14                 0.19
                              -------             --------            -------             --------
Less distributions to
 shareholders:
 From net investment
  income                          --                 (0.01)               --                   --
 From net realized gains          --                   --                 --                   --
                              -------             --------            -------             --------
  Total distributions            0.00                (0.01)              0.00                 0.00
                              -------             --------            -------             --------
Net asset value, end of
 period                        $12.43               $10.21             $12.33               $10.19
                              =======             ========            =======             ========
Total Return**                 21.74%                2.18%             21.00%                1.90%
Ratios / Supplemental
 Data:
 Net assets, end of
  period (000's)              $13,574              $10,669               $567                 $204
 Net expenses to average
  daily net assets              1.85%               1.85%*              2.50%               2.50%*
 Net investment income
  (loss) to average
  daily net assets            (0.88%)             (0.51%)*            (1.57%)             (1.26%)*
 Portfolio turnover rate          58%                  66%                58%                  66%
 Commencement of
  operations                                      12/03/93                                03/29/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:              2.18%               2.94%*              2.83%               3.60%*

LINCOLN WORLD GROWTH PORTFOLIO

                                          CLASS A                                 CLASS B
                          --------------------------------------- ---------------------------------------
                            FOR THE YEAR                            FOR THE YEAR
                               ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
                          OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                          ---------------- ---------------------- ---------------- ----------------------
Net asset value,
 beginning of period           $11.00               $10.00             $10.40               $10.00
                              -------             --------            -------             --------
Income from investment
 operations:
 Net investment income
  (loss)                         0.01                 0.02             (0.02)                  --
 Net realized and
  unrealized gain (loss)
  on investments                 0.40                 1.01               0.35                 0.43
                              -------             --------            -------             --------
  Total from investment
   operations                    0.41                 1.03               0.33                 0.43
                              -------             --------            -------             --------
Less distributions to
 shareholders:
 From net investment
  income                       (0.01)               (0.03)             (0.02)               (0.03)
 From net realized gains          --                   --                 --                   --
                              -------             --------            -------             --------
  Total distributions          (0.01)               (0.03)             (0.02)               (0.03)
                              -------             --------            -------             --------
Net asset value, end of
 period                        $11.40               $11.00             $10.71               $10.40
                              =======             ========            =======             ========
Total Return**                  3.81%               10.25%              3.19%                4.28%
Ratios / Supplemental
 Data:
 Net assets, end of
  period (000's)              $13,018              $11,721             $1,183                 $523
 Net expenses to average
  daily net assets              1.85%               1.85%*              2.50%               2.50%*
 Net investment income
  (loss) to average
  daily net assets              0.00%               0.25%*            (0.57%)             (0.37%)*
 Portfolio turnover rate           9%                   6%                 9%                   6%
 Commencement of
  operations                                      12/03/93                                03/29/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:              2.96%               3.56%*              3.61%               4.22%*

 * Annualized
** Total return calculations exclude front end sales load.

                                                   The accompanying notes are an

                 CLASS C                                 CLASS D
 --------------------------------------- ---------------------------------------
   FOR THE YEAR                            FOR THE YEAR
      ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
 ---------------- ---------------------- ---------------- ----------------------
      $10.62               $10.00             $10.23               $10.52
     -------             --------            -------             --------
      (0.10)               (0.03)             (0.05)               (0.01)
        2.33                 0.65               2.32               (0.28)
     -------             --------            -------             --------
        2.23                 0.62               2.27                (0.29)
     -------             --------            -------             --------
         --                   --                 --                   --
         --                   --                 --                   --
     -------             --------            -------             --------
        0.00                 0.00               0.00                 0.00
     -------             --------            -------             --------
      $12.85               $10.62             $12.50               $10.23
     =======             ========            =======             ========
      21.00%                6.17%             22.19%              (2.78%)
         $27                   $5             $4,819               $1,630
       2.50%               2.50%*              1.50%               1.50%*
     (1.61%)             (1.09%)*            (0.59%)             (0.27%)*
         58%                  66%                58%                  66%
                         05/23/94                                02/03/94
       2.82%               3.54%*              1.83%               2.60%*

                 CLASS C                                 CLASS D
 --------------------------------------- ---------------------------------------
   FOR THE YEAR                            FOR THE YEAR
      ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
 ---------------- ---------------------- ---------------- ----------------------
      $10.43               $10.00             $11.02               $10.50
     -------             --------            -------             --------
      (0.06)                 0.01               0.04                 0.04
        0.39                 0.44               0.41                 0.52
     -------             --------            -------             --------
        0.33                 0.45               0.45                 0.56
     -------             --------            -------             --------
      (0.03)               (0.02)             (0.03)               (0.04)
         --                   --                 --                   --
     -------             --------            -------             --------
      (0.03)               (0.02)             (0.03)               (0.04)
     -------             --------            -------             --------
      $10.73               $10.43             $11.44               $11.02
     =======             ========            =======             ========
       3.16%                4.45%              4.22%                5.26%
         $43                  $38               $161                  $63
       2.50%               2.50%*              1.50%               1.50%*
     (0.62%)               0.16%*              0.40%               0.76%*
          9%                   6%                 9%                   6%
                         05/10/94                                02/03/94
       3.61%               4.23%*              2.61%              3.21% *


integral part of the financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
LINCOLN NEW PACIFIC PORTFOLIO

                                          CLASS A                                 CLASS B
                          --------------------------------------- ---------------------------------------
                            FOR THE YEAR                            FOR THE YEAR
                               ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
                          OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                          ---------------- ---------------------- ---------------- ----------------------
Net asset value,
 beginning of period            $10.44              $10.00              $10.86              $10.00
                              --------            --------            --------            --------
Income from investment
 operations:
 Net investment income
  (loss)                        (0.05)              (0.02)              (0.10)              (0.03)
 Net realized and
  unrealized gain (loss)
  on investments                (1.39)                0.47              (1.46)                0.89
                              --------            --------            --------            --------
  Total from investment
   operations                   (1.44)                0.45              (1.56)                0.86
                              --------            --------            --------            --------
Less distributions to
 shareholders:
 From net investment
  income                           --               (0.01)                 --                  --
 From net realized gains        (0.29)                 --               (0.29)                 --
                              --------            --------            --------            --------
  Total distributions           (0.29)              (0.01)              (0.29)                0.00
                              --------            --------            --------            --------
Net asset value, end of
 period                          $8.71              $10.44               $9.01              $10.86
                              ========            ========            ========            ========
Total Return**                (13.99%)               4.53%            (14.56%)               8.58%
Ratios / Supplemental
 Data:
 Net assets, end of
  period (000's)               $10,353             $11,333                $573                $431
 Net expenses to average
  daily net assets               1.85%              1.85%*               2.50%              2.50%*
 Net investment income
  (loss) to average
  daily net assets             (0.60%)            (0.21%)*             (1.20%)            (0.88%)*
 Portfolio turnover rate          163%                104%                163%                104%
 Commencement of
  operations                                      12/03/93                                03/29/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:               3.73%              3.66%*               4.38%              4.32%*

LINCOLN GOVERNMENT INCOME PORTFOLIO

                                          CLASS A                                 CLASS B
                          --------------------------------------- ---------------------------------------
                            FOR THE YEAR                            FOR THE YEAR
                               ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
                          OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                          ---------------- ---------------------- ---------------- ----------------------
Net asset value,
 beginning of period             $9.15              $10.00               $9.78              $10.00
                              --------            --------            --------            --------
Income from investment
 operations:
 Net investment income
  (loss)                          0.57                0.38                0.57                0.12
 Net realized and
  unrealized gain (loss)
  on investments                  0.65              (0.86)                0.65              (0.23)
                              --------            --------            --------            --------
  Total from investment
   operations                     1.22              (0.48)                1.22              (0.11)
                              --------            --------            --------            --------
Less distributions to
 shareholders:
 From net investment
  income                        (0.57)              (0.37)              (0.75)              (0.11)
 From net realized gains           --                  --                  --                  --
                              --------            --------            --------            --------
  Total distributions           (0.57)              (0.37)              (0.75)              (0.11)
                              --------            --------            --------            --------
Net asset value, end of
 period                          $9.80               $9.15              $10.25               $9.78
                              ========            ========            ========            ========
Total Return**                  13.72%             (4.93%)              13.09%             (1.11%)
Ratios / Supplemental
 Data:
 Net assets, end of
  period (000's)               $11,062              $9,658                $299                $239
 Net expenses to average
  daily net assets               1.25%              1.25%*               1.90%              1.90%*
 Net investment income
  (loss) to average
  daily net assets               6.07%              4.38%*               5.43%              4.87%*
 Portfolio turnover rate          227%                366%                227%                366%
 Commencement of
  operations                                      12/03/93                                07/27/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:               2.06%              2.58%*               2.71%              3.22%*

 * Annualized
** Total return calculations exclude front end sales load.

                                                   The accompanying notes are an

                 CLASS C                                 CLASS D
 --------------------------------------- ---------------------------------------
   FOR THE YEAR                            FOR THE YEAR
      ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
 ---------------- ---------------------- ---------------- ----------------------
       $10.66              $10.00              $10.48              $11.14
     --------            --------            --------            --------
       (0.08)              (0.02)              (0.01)                0.01
       (1.46)                0.68              (1.41)              (0.67)
     --------            --------            --------            --------
       (1.54)                0.66              (1.42)              (0.66)
     --------            --------            --------            --------
          --                  --                  --                  --
       (0.29)                 --               (0.29)                 --
     --------            --------            --------            --------
       (0.29)                0.00              (0.29)                0.00
     --------            --------            --------            --------
        $8.83              $10.66               $8.77              $10.48
     ========            ========            ========            ========
     (14.57%)               6.55%            (13.65%)             (5.98%)
          $17                 $12                 $62                 $47
        2.50%              2.50%*               1.50%              1.50%*
      (1.02%)            (0.83%)*             (0.16%)              0.23%*
         163%                104%                163%                104%
                         07/07/94                                02/03/94
        4.38%              4.31%*               3.38%              3.31%*

                 CLASS C                                 CLASS D
 --------------------------------------- ---------------------------------------
   FOR THE YEAR                            FOR THE YEAR
      ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
 ---------------- ---------------------- ---------------- ----------------------
        $9.79              $10.00               $9.15              $10.00
     --------            --------            --------            --------
         0.63                0.15                0.69                0.33
         0.47              (0.22)                0.54              (0.85)
     --------            --------            --------            --------
         1.10              (0.07)                1.23              (0.52)
     --------            --------            --------            --------
       (0.51)              (0.14)              (0.78)              (0.33)
          --                  --                  --                  --
     --------            --------            --------            --------
       (0.51)              (0.14)              (0.78)              (0.33)
     --------            --------            --------            --------
       $10.38               $9.79               $9.60               $9.15
     ========            ========            ========            ========
       11.59%             (0.72%)              14.15%             (5.17%)
          $15                 $49                $979                $353
        1.85%              1.90%*               0.90%              0.90%*
        4.73%              4.71%*               6.39%              5.57%*
         227%                366%                227%                366%
                         07/07/94                                02/03/94
        2.70%              3.22%*               1.71%              2.23%*

integral part of the financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
LINCOLN CORPORATE INCOME PORTFOLIO

                                          CLASS A                                 CLASS B
                          --------------------------------------- ---------------------------------------
                            FOR THE YEAR                            FOR THE YEAR
                               ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
                          OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                          ---------------- ---------------------- ---------------- ----------------------
Net asset value,
 beginning of period            $8.80               $10.00              $9.73               $10.00
                              -------             --------             ------             --------
Income from investment
 operations:
 Net investment income
  (loss)                         0.61                 0.51               0.66                 0.29
 Net realized and
  unrealized gain (loss)
  on investments                 0.91               (1.20)               0.91               (0.28)
                              -------             --------             ------             --------
  Total from investment
   operations                    1.52               (0.69)               1.57                 0.01
                              -------             --------             ------             --------
Less distributions to
 shareholders:
 From net investment
  income                       (0.56)               (0.51)             (0.85)               (0.28)
 From net realized gains          --                   --                 --                   --
                              -------             --------             ------             --------
  Total distributions          (0.56)               (0.51)             (0.85)               (0.28)
                              -------             --------             ------             --------
Net asset value, end of
 period                         $9.76                $8.80             $10.45                $9.73
                              =======             ========             ======             ========
Total Return**                 17.71%              (7.06%)             17.05%                0.11%
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000's)              $11,518               $9,620               $362                 $222
 Net expenses to average
  daily net assets              1.25%               1.25%*              1.90%               1.90%*
 Net investment income
  (loss) to average
  daily net assets              6.64%               6.04%*              5.97%               5.94%*
 Portfolio turnover rate         119%                 185%               119%                 185%
 Commencement of
  operations                                      12/03/93                                05/11/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:              1.87%               2.55%*              2.52%               3.21%*

LINCOLN TAX-FREE INCOME PORTFOLIO

                                          CLASS A                                 CLASS B
                          --------------------------------------- ---------------------------------------
                            FOR THE YEAR                            FOR THE YEAR
                               ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
                          OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                          ---------------- ---------------------- ---------------- ----------------------
Net asset value,
 beginning of period            $8.93               $10.00              $9.67               $10.00
                              -------             --------             ------             --------
Income from investment
 operations:
 Net investment income
  (loss)                         0.40                 0.34               0.43                 0.16
 Net realized and
  unrealized gain (loss)
  on investments                 0.89               (1.06)               0.88               (0.33)
                              -------             --------             ------             --------
  Total from investment
   operations                    1.29               (0.72)               1.31               (0.17)
                              -------             --------             ------             --------
Less distributions to
 shareholders:
 From net investment
  income                       (0.40)               (0.35)             (0.56)               (0.16)
 From net realized gains          --                   --                 --                   --
                              -------             --------             ------             --------
  Total distributions          (0.40)               (0.35)             (0.56)               (0.16)
                              -------             --------             ------             --------
Net asset value, end of
 period                         $9.82                $8.93             $10.42                $9.67
                              =======             ========             ======             ========
Total Return**                 14.76%              (7.40%)             14.04%              (1.73%)
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000's)              $10,950               $9,438               $170                  $95
 Net expenses to average
  daily net assets              1.10%               1.10%*              1.75%               1.75%*
 Net investment income
  (loss) to average
  daily net assets              4.29%               3.98%*              3.63%               3.52%*
 Portfolio turnover rate           3%                  25%                 3%                  25%
 Commencement of
  operations                                      12/03/93                                05/04/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:              2.22%               2.66%*              2.87%               3.31%*

 * Annualized
** Total return calculations exclude front end sales load.

                                                   The accompanying notes are an

                 CLASS C                                 CLASS D
 --------------------------------------- ---------------------------------------
   FOR THE YEAR                            FOR THE YEAR
      ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
 ---------------- ---------------------- ---------------- ----------------------
       $9.80               $10.00              $8.84                $9.98
      ------             --------             ------             --------
        0.18                 0.08               0.73                 0.41
        1.33               (0.19)               0.78               (1.12)
      ------             --------             ------             --------
        1.51               (0.11)               1.51               (0.71)
      ------             --------             ------             --------
      (0.87)               (0.09)             (0.86)               (0.43)
         --                   --                 --                   --
      ------             --------             ------             --------
      (0.87)               (0.09)             (0.86)               (0.43)
      ------             --------             ------             --------
      $10.44                $9.80              $9.49                $8.84
      ======             ========             ======             ========
      16.23%              (1.00%)             18.27%              (7.21%)
          $5                   $9             $3,704               $1,302
       1.90%               1.85%*              0.90%               0.90%*
       5.75%               5.91%*              6.95%               6.88%*
        119%                 185%               119%                 185%
                         09/14/94                                02/03/94
       2.52%               3.17%*              1.52%               2.20%*

                 CLASS C
 ---------------------------------------
   FOR THE YEAR
      ENDED           FOR THE PERIOD
 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
 ---------------- ----------------------
       $9.64               $10.00
      ------             --------
        0.13                 0.05
        1.10               (0.35)
      ------             --------
        1.23               (0.30)
      ------             --------
      (0.66)               (0.06)
         --                   --
      ------             --------
      (0.66)               (0.06)
      ------             --------
      $10.21                $9.64
      ======             ========
      13.40%              (3.04%)
         $10                   $7
       1.75%               1.75%*
       3.68%               3.50%*
          3%                  25%
                         09/14/94
       2.87%               3.27%*

integral part of the financial statements.

FINANCIAL HIGHLIGHTS
LINCOLN CASHFUND PORTFOLIO
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  REGULAR SHARES
                                      ---------------------------------------
                                        FOR THE YEAR
                                           ENDED           FOR THE PERIOD
                                      OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                                      ---------------- ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $1.00                $1.00
                                          -------             --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                0.05                 0.03
 Net realized and unrealized gain
  (loss) on investments                      0.00                 0.00
                                          -------             --------
  Total from investment operations           0.05                 0.03
                                          -------             --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                (0.05)               (0.03)
 From net realized gains                      --                   --
                                          -------             --------
  Total distributions                      (0.05)               (0.03)
                                          -------             --------
NET ASSET VALUE, END OF PERIOD              $1.00                $1.00
                                          =======             ========
TOTAL RETURN                                4.94%                2.63%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $11,452              $10,897
 Net expenses to average daily net
  assets                                    1.10%               1.10%*
 Net investment income (loss) to
  average daily net assets                  4.85%               2.90%*
 Commencement of operations                                   12/03/93
 Without the waiver of fees and
  reimbursement of expenses by the
  advisor, the ratio of net
  expenses to average net assets
  would have been:                          1.51%               2.11%*

* Annualized


    The accompanying notes are an integral part of the financial statements.

                   THE PORTFOLIOS' FUNDAMENTAL OBJECTIVES AND
                           OTHER INVESTMENT POLICIES

THE EQUITY PORTFOLIOS

    LINCOLN GROWTH AND INCOME PORTFOLIO.     This  Portfolio's  fundamental
investment objective is to seek to provide a combination of capital appreciation and current income by investing in common stocks, preferred stocks, fixed-income securities, convertible securities and money market investments.

    There is no limitation on the percentage of assets invested in various investment categories (equity securities, debt obligations and money market instruments) and the Advisor or sub-advisor will determine the specific asset mix from time to time based on prevailing market conditions. Capital appreciation and current income will be given equal consideration in determining the investments to be acquired by the Portfolio. However, the Portfolio does not necessarily intend to maintain any balance between equity and debt securities.

    The equity securities in which the Portfolio will primarily invest are common stocks of established corporations in any industry, which corporations have market capitalizations in excess of $200 million and the stock of which is traded on the New York Stock Exchange, the American Stock Exchange or NASDAQ. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The stock of such corporations must, in the opinion of the Advisor or sub-advisor, have prospects for price appreciation greater than that of the Standard & Poor's Corporation ("S&P") 500 Index generally. The Advisor's or sub-advisor's forecast of price appreciation is based on estimates of future earnings and cash flow, and the anticipated impact of those estimates on the price of the stock. The Portfolio may also invest in preferred stocks or debt securities that are either convertible into common stock or have warrants attached.

    The Portfolio will also invest in debt securities which primarily have ratings at the time of purchase within the four highest categories determined by Moody's Investors Service, Inc. ("Moody's") or S&P or, if not rated, be of comparable quality in the opinion of the Advisor or sub-advisor. The Portfolio may invest up to 15% of its assets in securities having ratings at the time of purchase lower than Baa by Moody's or BBB by S&P or, if not rated, of comparable quality in the opinion of the Advisor or sub-advisor. The Portfolio will not invest in debt securities rated lower than B by Moody's or S&P. Lower-rated or unrated securities, commonly referred to as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. See "Risk Factors and Special Considerations" for a description of the risks inherent in such securities and see "Description of Security Ratings" in the Statement of Additional Information for a description of the Moody's and S&P ratings. The Portfolio may also invest in U.S. Government Securities.

    The Portfolio may invest up to 15% of its assets in the securities of foreign issuers.

    LINCOLN ENTERPRISE PORTFOLIO. This Portfolio's fundamental investment objective is to seek to provide maximum appreciation of capital by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings. Currently, medium-sized companies are considered to have market capitalizations between $250 million and $5 billion. The Portfolio is unlikely to participate in slow growth industries such as utilities and is likely to invest frequently in high growth rate companies in the retail, health care, computer, communication and entertainment industries. Under normal circumstances, at least 65% of the value of the Portfolio's assets will be invested in equity securities.

    In selecting investments, the Portfolio's Advisor or sub-advisor seeks small or medium capitalization companies that it believes have earnings that may be expected to grow faster than the U.S. economy in general. These companies will typically possess one or more characteristics, including high quality management, a leading or dominant position in a product and a relatively high rate of return on invested capital. Income derived from securities of such companies is only an incidental consideration of the Portfolio.

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    The  Portfolio will primarily invest in common stocks although it may invest up to 35% of the value of its assets in convertible bonds, convertible preferred stock, warrants to purchase common stock, futures and options.

    The Portfolio may invest up to 15% of its assets in securities of foreign issuers.

    LINCOLN U.S. GROWTH PORTFOLIO. This Portfolio's fundamental investment objective is to seek to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

    The Advisor or sub-advisor will seek investments in companies of all sizes that the Advisor or sub-advisor believes have earnings that may be expected to grow faster than the U.S. economy in general. Such companies may offer the possibility of accelerated earnings growth because of management changes, new products or structural changes in the economy. In addition, those companies with relatively high rates of return on invested capital may be able to finance future growth from internal sources. Income derived from securities in such companies will be only an incidental consideration of the Portfolio.

    The Portfolio intends to invest primarily in common stocks believed by the Advisor or sub-advisor to have appreciation potential. However, common stock is not always the class of security that provides the greatest possibility for appreciation. The Portfolio may invest up to 35% of its assets in debt securities, bonds, convertible bonds, preferred stock and convertible preferred stock. The Portfolio may also invest up to 10% of its assets in securities rated lower than Baa by Moody's or BBB by S&P if, in the opinion of the Advisor, doing so would further the Portfolio's objective. Lower-rated or unrated securities, commonly referred to as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. See "Risk Factors and Special Considerations" for a description of the risks inherent in
such securities and see  "Description of   Security  Ratings"  in  the
Statement of Additional Information for a description of the Moody's and S&P ratings.

    The Portfolio may invest up to 20% of its assets in foreign securities.

    LINCOLN WORLD GROWTH PORTFOLIO. This Portfolio's fundamental objective is to seek to maximize total return (capital appreciation and income) by investing primarily in equity securities of foreign issuers located in countries that the Fund's Advisor or sub-advisor deems to have attractive investment opportunities. "Total return" refers to income plus realized and unrealized appreciation of the securities. Under normal circumstances, the Portfolio will invest at least 65% of the value of its total assets in securities of issuers located in at least three countries other than the United States. However, more than 25% of the Portfolio's total assets may be invested in the securities of issuers located in the same country.

    The Portfolio will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization. The Portfolio may invest in securities of issuers located in a variety of different foreign regions and countries which includes, but is not limited to, the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and The United Kingdom. The relative strength or weakness of a particular country's currency or economy may dictate whether securities of issuers located in such country will be purchased or sold. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.

    The Portfolio invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Portfolio may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Portfolio may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities. In addition, the Portfolio's investments may include American Depository Receipts
(ADRs), American Depository Shares (ADSs) and securities of

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foreign investment funds or trusts to the extent permitted under the Portfolio's investment restrictions. See "Risk Factors and Special Considerations -- Foreign
Investments"   below.  For  a  complete   list  of  the  Portfolio's  investment
restrictions, see "Investment Restrictions" in the Statement of Additional Information.

    The Portfolio may invest up to 20% of its assets in securities of companies located in, or governments of, developing countries. For temporary defensive purposes, the Portfolio may invest a major portion of its assets in securities of U.S. issuers. In addition, the Portfolio may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.

    LINCOLN NEW PACIFIC PORTFOLIO. This Portfolio's fundamental investment objective is to seek to maximize long-term capital appreciation by investing primarily in equity securities of companies domiciled or having their principal business activities in countries located in the Pacific Basin.

    The Portfolio will invest in companies of varying size, measured by assets, sales and capitalization. The Portfolio will invest in companies in one or more of the following Pacific Basin countries:

Australia     Pakistan
China         Philippines
Hong Kong     Singapore
India         South Korea
Indonesia     Sri Lanka
Japan         Taiwan
Malaysia      Thailand
New Zealand

The Portfolio may invest in companies located in other countries or regions in the Pacific Basin as those economies and markets become more accessible. The Portfolio will invest in other countries or regions only after the decision to do so is disclosed in an amendment to this Prospectus. Any amendment to this Prospectus containing such a material change will be delivered to investors. While the Portfolio will generally have investments in companies located in at least three different countries or regions, the Portfolio may from time to time have investments only in one or a few countries or regions.

    The Portfolio invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Portfolio may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Portfolio may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities.

    Under normal circumstances, at least 65% of the Portfolio's assets will be invested in equity securities of foreign issuers located in the Pacific Basin. The Portfolio may invest in securities of companies located in, or governments of, developing countries within the Pacific Basin. The Portfolio may invest up to 35% of its assets in securities of U.S. issuers. In addition, the Portfolio may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.

THE FIXED-INCOME PORTFOLIOS AND MONEY MARKET PORTFOLIOS

    LINCOLN GOVERNMENT INCOME PORTFOLIO. This Portfolio's fundamental investment objective is to seek to maximize current income consistent with the preservation of capital by investing primarily in securities issued by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). Under normal conditions, at least 65% of the value of the Portfolio's total assets will be invested in U.S. Government Securities.

    Depending upon prevailing market conditions, the Portfolio may invest in U.S. Government Securities of varying maturities, ranging up to 40 years. U.S. Government Securities include certain mortgage-backed securities, such as Government National Mortgage Association Certificates. See "Mortgage-Backed Securities" in Appendix A. As the Portfolio invests primarily in U.S. Government Securities, which are lower-risk

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securities,  it  may not  achieve as  high a  level of  income under  all market conditions as would be the case if the Portfolio invested in higher yielding securities. Up to 35% of the Portfolio's assets may be invested in corporate bonds of U.S. companies, mortgage-backed securities and asset-backed securities that are rated at least Aa by Moody's or AA by S&P or, if not rated, are of comparable quality in the Advisor's or sub-advisor's opinion. See "Description of Security Ratings" in the Statement of Additional Information.

    LINCOLN CORPORATE INCOME PORTFOLIO. This Portfolio's fundamental investment objective is to seek to provide a high level of current income consistent with preservation of capital by investing primarily in corporate bonds of U.S. companies that are rated at least Baa by Moody's or BBB by S&P or, if not rated, are of comparable quality in the opinion of the Advisor or sub-advisor. See Description of Security Ratings in the Statement of Additional Information.

    Maturities of the corporate bonds held by the Portfolio are expected to range from seven to forty years, unless the Portfolio's Advisor or sub-advisor believes that investing in corporate bonds with shorter or longer maturities would be appropriate in light of prevailing market conditions.

    The Portfolio may also invest up to 35% of its assets in preferred stock, corporate bonds and preferred stock convertible into or that carry the right to acquire common stock, corporate bonds that are not of investment grade quality, U.S. Government Securities, various mortgage-backed securities and asset-backed securities, common stock consistent with the Portfolio's objective, and bonds issued by foreign governments or foreign corporations, provided that no more than 10% of the Portfolio's assets will be invested in bonds issued by foreign governments or foreign corporations and no more than 10% of the Portfolio's assets will be denominated in any one foreign currency. The Portfolio will not invest more than 20% of its assets in bonds that are not of investment grade quality and will not invest in bonds rated below Caa by Moody's or CCC by S&P. Lower-rated or unrated securities, commonly referred to as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. See "Risk Factors and Special Considerations" for a description of the risks inherent in such securities and see "Description of Security Ratings" in the Statement of Additional Information for a description of the Moody's and S&P ratings.

    LINCOLN TAX-FREE INCOME PORTFOLIO. This Portfolio's fundamental investment objective is to seek to provide a high level of current income that is exempt from federal income taxes by investing at least 80% of its net assets in municipal securities, the interest on which is exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

    Under normal circumstances, at least 65% of the Portfolio's assets will be invested in securities rated at least Baa by Moody's or BBB by S&P or, if not rated, are of a comparable quality in the opinion of the Advisor or sub-advisor. Up to 35% of the Portfolio's assets may be invested in municipal obligations rated below investment grade, but rated at least Ba by Moody's or BB by S&P or having investment characteristics similar to those obligations. Subsequent to its purchase by the Portfolio, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the Portfolio, but the Advisor will consider such an event in determining whether the Portfolio should continue to hold the security. Obligations rated below investment grade typically offer higher yields than higher rated obligations but involve greater risk. Lower-rated or unrated securities, commonly referred to as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. See "Risk Factors and Special Considerations" for a description of the risks inherent in such securities and see "Description of Security Ratings" in the Statement of Additional Information for a description of the Moody's and S&P ratings.

    The Portfolio will not invest more than 25% of its assets in obligations within a single industry, including revenue bonds payable only from revenues derived from facilities or revenues within a single industry. The Portfolio does not intend to invest more than 25% of its assets in obligations of governmental units or issuers located in the same state, territory or possession of the U.S. Under normal market conditions, it is anticipated that the Portfolio's weighted average maturity will range from fifteen to 25 years although the Portfolio may shorten its weighted average maturity to as little as two years if deemed appropriate.

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    The Portfolio  may invest  up to  10% of  its assets  in the  securities  of foreign issuers.

    LINCOLN   CASHFUND  PORTFOLIO.    This  Portfolio's  fundamental  investment
objective is to seek to provide current income and preservation of principal by investing in high-quality money market instruments.

    The Portfolio invests in the following U.S. dollar denominated high-quality, money market instruments issued by U.S. and foreign financial institutions and non-financial corporations and by the U.S. government, its agencies and instrumentalities:

       1. Negotiable certificates of deposit, time deposits and bankers' acceptances of U.S. and foreign banks and thrifts with a Moody's deposit rating of P1 or minimum long-term ratings of Aa by Moody's or AA by S&P;

       2. Commercial paper (including variable rate demand notes) rated P1 or A1 by Moody's or S&P, respectively (a maximum of 5% may be held in P2 or A2 instruments);

       3. Short-term corporate obligations with minimum long-term ratings of Aa by Moody's or AA by S&P;

       4.  U.S. Government Securities; and

       5.  Repurchase agreements collateralized by U.S. Government Securities.

    The Portfolio follows industry standard guidelines on the quality and maturity of its investments designed to help maintain a stable $1.00 share price. The Portfolio does not, however, guarantee a $1.00 share price, and a significant change in interest rates or a default on an investment could cause the share price to change.


     The Portfolio may invest in U.S. Government Securities without limit and during normal market conditions will invest at least 25% of its assets in domestic bank obligations and U.S. denominated securities of foreign banks. The Lincoln Cashfund Portfolio is generally prevented from investing more than 5% of its total assets in the securities of any one issuer. However, under a "three-day safe harbor" exception to Rule 2a-7 of the Investment Company Act the Portfolio may invest more than 5% of its total assets in the securities of a single issuer for a maximum of three business days, if the highest quality standards of the Rule are satisfied, and other conditions are met. This exception will allow the Advisor to efficiently invest large inflows of cash into the Portfolio.


CERTAIN INVESTMENT GUIDELINES

    ILLIQUID SECURITIES. Up to 10% of the assets of each Portfolio may be invested in securities that are not readily marketable, including, where applicable: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain instruments, futures contracts and options thereon for which there is no liquid secondary market; (4) certain over-the-counter options, as described in the Statement of Additional Information; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) certain Rule 144A restricted securities (Rule 144A securities for which a dealer or institutional market exists will not be considered illiquid).

    RESTRICTED SECURITIES. The Lincoln Growth and Income, Lincoln Enterprise, Lincoln U.S. Growth, Lincoln World Growth and Lincoln New Pacific Portfolios may invest in restricted securities. Restricted securities are securities with legal or contractual restrictions on resale. Restricted securities eligible for resale pursuant to Rule144A that have a readily available market will not be considered illiquid for purposes of the Portfolios' investment restriction concerning illiquid securities.

    OTHER GUIDELINES. In addition, each Portfolio may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. In the case of the Lincoln Tax-Free Income Portfolio, this guideline applies only to industrial development revenue bonds where the private entity on whose credit the security is based directly or indirectly is less than three years old (including predecessors). Each Portfolio may also borrow from banks for temporary or other emergency purposes, but not for investment purposes, in an amount up to one-third of its total assets, and may pledge its assets to the

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same  extent  in connection  with  such borrowings.  Whenever  these borrowings, including reverse repurchase agreements, exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of Directors. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an affected Portfolio's outstanding shares (as well as other non-fundamental restrictions) is contained in the Statement of Additional Information.

RISK FACTORS AND SPECIAL CONSIDERATIONS

    FIXED-INCOME SECURITIES. The market value of fixed-income obligations held by the Portfolios and, consequently, the net asset value per share of the Portfolios investing in fixed-income securities can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yields of the Fixed-Income Portfolios will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fixed-Income Portfolio's yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fixed-Income Portfolio will likely be invested in instruments producing lower yields than the balance of assets in the Portfolio, thereby reducing current yields. In periods of rising interest rates, the opposite can be expected to occur. In addition, obligations purchased by certain of the Fixed-Income Portfolios that are rated in the lowest of the top four ratings (Baa by Moody's or BBB by S&P) are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. See "Lower-Rated Securities" herein.

    FOREIGN INVESTMENTS. The Lincoln World Growth Portfolio and the Lincoln New Pacific Portfolio may invest substantially all of their assets in foreign investments. Certain of the Portfolios may invest the following percentages of their assets in foreign securities: the Lincoln Growth and Income Portfolio (15%), the Lincoln Enterprise Portfolio (15%), the Lincoln U.S. Growth Portfolio (20%), the Lincoln Corporate Income Portfolio (10%) and the Lincoln Tax-Free Income Portfolio (10%). There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Although the Portfolios' Advisor or sub-advisors do not intend to expose the Portfolios to such risks, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends. When the Portfolios' Advisor or sub-advisor believes that currency in which a portfolio security or securities is denominated may suffer a decline against the United States dollar, it may hedge such risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Portfolios' portfolio securities denominated in such foreign currency.

    Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolios hold various foreign currencies from time to time, the value of the net assets of the Portfolios as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Portfolios are authorized to enter into certain foreign transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. The Investment Advisor and sub-advisors of the Portfolios attempt to manage exchange rate risk through active currency management.

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    In addition,  while the  volume of  transactions effected  on foreign  stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolios normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

    The Lincoln World Growth Portfolio and the Lincoln New Pacific Portfolio may purchase foreign equity and debt securities that are listed on a principal foreign securities exchange or over-the-counter market, represented by American Depository Receipts (ADRs) or American Depository Shares (ADSs). An ADR or ADS facility may be either a "sponsored" or "unsponsored" arrangement. In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved and the ADR or ADS holders pay the fees of the depository. Depository banks arrange unsponsored ADR and ADS facilities, either upon their initiative or at the urging of large shareholders of or dealers in the foreign securities.

    Unsponsored ADRs or ADSs may involve more risk to the Portfolio than sponsored ADRs or ADSs due to the additional costs involved to the Portfolio, the relative illiquidity of the issue in U.S. markets, and the possibility of higher trading costs in the over the counter market as opposed to exchange-based trading. The Portfolio will take these and other risk considerations into account before making an investment in an unsponsored ADR or ADS.

    Investments in foreign securities offer potential benefits not available from investments in securities of domestic issuers. Such benefits include the opportunity to invest in securities that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

    LOWER-RATED SECURITIES. The following Portfolios may invest the following percentages of their total assets in debt securities rated lower than Baa by Moody's or BBB by S&P: Lincoln Growth & Income Portfolio (15%), Lincoln U.S. Growth Portfolio (10%), Lincoln Corporate Income Portfolio (35%), and Lincoln Tax-Free Income Portfolio (35%). Prices for securities rated below investment grade may be affected by legislative and regulatory developments. Securities rated Ba/BB or lower are commonly referred to as "junk bonds". See "Description of Security Ratings" in the Statement of Additional Information. As of February 1, 1996, the Lincoln Corporate Income Portfolio held 9.35% of its total assets in securities rated BBB-, 1.89% of its total assets in securities rated BB and 1.37% of its total assets in securities rated BB-. All such ratings were at the time of investment in such security.

    Securities rated below investment grade as well as unrated securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid, than securities in higher rated categories. Both price volatility and illiquidity may make it difficult for the Portfolio to value certain of these securities at certain times and these securities may be difficult to sell under certain market conditions. Prices for securities rated below investment grade may be affected by legislative and regulatory developments.

    BORROWING. Each of the Portfolios may borrow money for temporary or emergency purposes in amounts not in excess of one-third of each Portfolio's total assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. None of the Portfolios, except for the Lincoln Enterprise and Lincoln U.S. Growth Portfolios, will purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets.

    SECURITIES LENDING. Each Portfolio may lend securities with a value of up to one-third of its total assets to broker-dealers, institutions and other persons as a means of earning additional income. Any such loan shall be continuously secured by collateral at least equal to 100% of the value of the security being loaned. If the collateral is cash, it may be invested in short-term securities, U.S. Government obligations or certificates of deposit. Each Portfolio will retain the evidence of ownership of any loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the Portfolio will receive interest on the loan. The loan will be terminable by the Portfolio at any time and will not be made to affiliates of the Portfolio, the Advisor or the respective sub-advisor. The Portfolio may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of loans.

    If the other party to a securities loan becomes bankrupt, a Portfolio could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loans has increased, the Fund could experience a loss.
     TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes when the Advisor or sub-advisor determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in money market instruments. To the extent a Portfolio is engaged in a temporary defensive position, the Portfolio will not be pursuing its investment objective. Each Portfolio may also hold a portion of its assets in cash for liquidity purposes.

    PORTFOLIO TURNOVER. The portfolio turnover rates for the Portfolios for the fiscal year ending October 31, 1995 were as follows: 49% (Lincoln Growth and Income Portfolio), 106% (Lincoln Enterprise Portfolio), 58% (Lincoln U.S. Growth Portfolio), 9% (Lincoln World Growth Portfolio), 163% (Lincoln New Pacific Portfolio), 227% (Lincoln Government Income Portfolio), 119% (Lincoln Corporate Income Portfolio) and 3% (Lincoln Tax-Free Income Portfolio). High turnover in any Portfolio could result in additional brokerage commissions to be paid by the Portfolio. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Dividends, Distributions and Taxes."
                                    MANAGEMENT

    The Fund's Board of Directors has overall responsibility for the operation of the Fund. Pursuant to such responsibility the Board contracts with various financial organizations to provide, among other things, day-to-day management services for the Portfolios.

INVESTMENT ADVISOR


    Lincoln Investment Management, Inc. ("LIM") (formerly known as Lincoln National Investment Management Company), the Advisor to the Portfolios, is
headquartered at 200 East Berry Street, Fort Wayne, Indiana 46802. LIM was incorporated in Illinois on June 27, 1930, and is a wholly-owned subsidiary of Lincoln National Corporation. Lincoln National Corporation, whose principal office is at 200 East Berry Street, Fort Wayne, Indiana 46802, is a publicly-held holding company organized under Indiana law which, through subsidiaries, provides, on a national basis, life insurance and annuities, property-casualty insurance, investment products and related services.

    LIM is registered with the SEC as an investment advisor and acts as investment advisor to several registered investment companies in addition to the Fund. LIM also provides investment services to Lincoln National Corporation and its principal subsidiaries and acts as investment advisor to other clients. As of December 31, 1995, LIM had total assets under management of $38.0 billion.

    INVESTMENT ADVISORY AGREEMENT. The Investment Advisory Agreements, dated October 25, 1993, under which LIM serves as Investment Advisor to each of the Portfolios, were initially approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the Agreements or "interested persons" of any such parties (the "Independent Directors"), on October 1, 1993.

    For the fiscal year ended October 31, 1995 and for the period ended October 31, 1994, LIM received gross fees before reimbursement in an amount and at a rate based upon each Portfolio's average daily net assets, under the following schedule:

                                                                       Percentage of Average
                                                                       ---------------------
                                                                     Average Daily Net Assets               Amount of Fee
                                                                     ------------------------               -------------
                                                                   Period Ended      Year Ended      Period Ended      Year Ended
Fund                                                             October 31, 1994 October 31, 1995 October 31, 1994 October 31, 1995
----                                                            ---------------- ---------------- ---------------- ----------------
Lincoln Growth and Income Portfolio.................................  .80%             .80%           $ 84,525         $139,813
Lincoln Enterprise Portfolio........................................  .80%             .80%             75,244          116,353
Lincoln U.S. Growth Portfolio.......................................  .70%             .70%             68,168          105,965
Lincoln World Growth Portfolio...................................... 1.10%            1.10%            111,392          142,529
Lincoln New Pacific Portfolio....................................... 1.10%            1.10%            108,975          119,820
Lincoln Government Income Portfolio.................................  .30%             .30%             27,383           33,749
Lincoln Corporate Income Portfolio..................................  .30%             .30%             28,095           40,247
Lincoln Tax-Free Income Portfolio...................................  .30%             .30%             26,794           31,052
Lincoln Cashfund Portfolio..........................................  .25%             .25%             23,370           27,946


    The advisory fees for the Lincoln Growth and Income, Lincoln Enterprise, Lincoln World Growth and Lincoln New Pacific Portfolios are higher than those paid by most mutual funds.

    Under the Investment Advisory Agreements, LIM is responsible for the investment and reinvestment of each Portfolio's assets, subject to the general supervision of the Fund's Board. LIM performs and bears the costs of research, statistical analysis and continuous supervision of the Portfolios' investment portfolios. LIM also furnishes the Portfolios with office space and all ordinary and necessary office facilities, equipment and personnel for managing the affairs of the Portfolios. In addition, LIM bears the cost of fees, salaries or other remuneration of all of the officers and any employees of the Fund. LIM uses a team of portfolio managers to provide the advisory services under the Investment Advisory Agreement.

    Securities regulations of various states in which the Portfolios intend to have shareholders may provide that, if expenses borne by a Portfolio in any fiscal year exceed certain limitations, LIM must reimburse the Fund for any such excess at least annually and prior to publication of the Fund's annual report.

    The percentage limitation includes the advisory fee but excludes interest, taxes, a portion of a Portfolio's service and distribution fee, a portion of a Portfolio's custody fee attributable to investments in foreign securities, brokerage fees and, where permitted, extraordinary expenses. These expense limitations may be raised or lowered from time to time. Under present state regulations, the most restrictive limitation of state securities commissions is:
2 1/2% of the first $30,000,000 of average net assets of a Portfolio, 2% of the next $70,000,000 of average net assets and 1 1/2% of average net assets in excess of $100,000,000 during the applicable year. During any year LIM will be bound by the most stringent applicable requirements of any state in which a Portfolio has registered its shares for sale.

    The Investment Advisory Agreements will continue in effect for a period of two years from the date of their execution, and will continue annually thereafter if approved by a vote of a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreements may be terminated without penalty at any time (1) on 60 days' written notice, by vote of a majority of the Board of Directors of the Fund, (2) on 60 days' written notice, by vote a majority of the outstanding voting securities of the Portfolios, or (3) on 60 days' written notice by LIM. The Investment Advisory Agreements terminate automatically in the event of "assignment". The terms "assignment", "majority of outstanding voting securities" and "interested person" are as defined in the Investment Company Act.

INVESTMENT SUB-ADVISORS

    Pursuant   to  a  sub-advisory  agreement   with  LIM  (the  "Sub-Advisory
Agreement" or, collectively, the "Sub-Advisory Agreements"), each Portfolio's sub-advisor participates in the management of its respective Portfolio's assets, is responsible for the day-to-day investment management of the Portfolio, makes investment decisions for the Portfolio in accordance with the Portfolio's investment objective and places orders on behalf of the Portfolio to effect the investment decisions made. LIM continues to have responsibility for all investment advisory services in connection with the management of the Portfolios pursuant to the

Investment Advisory Agreement and supervises the sub-advisors' performance of such services. Each of the sub-advisors uses a team of portfolio managers to provide the advisory services pursuant to the Sub-Advisory Agreements.

    The sub-advisors receive subadvisory fees from the Advisor for their services calculated in accordance with the schedule set forth below. The Portfolios do not pay any fees to the sub-advisors.

                PORTFOLIO                                         SUB-ADVISOR                        ANNUAL FEE
------------------------------------------        -------------------------------------------      ---------------
Lincoln Growth and Income Portfolio               Beutel, Goodman Capital Management                    .50%
Lincoln Enterprise Portfolio                      Lynch & Mayer, Inc                                    .50%
Lincoln U.S. Growth Portfolio                     Provident Investment Counsel                          .40%
Lincoln World Growth Portfolio                    Walter Scott & Partners Limited                       .80%
Lincoln New Pacific Portfolio                     John Govett & Company Limited                         .80%

    The following registered investment advisors act as sub-advisors (the "Sub-Advisors" or individually the "Sub-Advisor") to LIM with respect to the management of the assets of the Portfolios as indicated below.


    Beutel, Goodman Capital Management, Sub-Advisor to LIM with respect to the management of the assets of the Lincoln Growth and Income Portfolio, 5847 San Felipe, Suite 4500, Houston, Texas 77057, provides advice on pension investments to a number of institutional firms as well as to high net worth individuals; and had $1.2 billion in assets under management as of December 31, 1995.

    Lynch & Mayer, Inc., Sub-Advisor to LIM with respect to management of the assets of the Lincoln Enterprise Portfolio, 520 Madison Avenue, New York, New York 10022, provides investment advice to pension funds, foundations, endowments, trusts and high net worth individuals and families and had assets under management, as of December 31, 1995, in excess of $6.6 billion.

    Provident Investment Counsel, a wholly owned subsidiary of United Asset Management Corporation, Sub-Advisor to LIM with respect to management of the assets of the Lincoln U.S. Growth Portfolio, 300 North Lake Avenue, Penthouse Suite, Pasadena, California 91101-4106, provides investment advice to pension funds, foundations, endowments and mutual funds and had assets under management, as of December 31, 1995, of $17.3 billion.

    Walter Scott & Partners Limited, Sub-Advisor to LIM with respect to management of the assets of the Lincoln World Growth Portfolio, Millburn Tower, Gogar, Edinburgh, Scotland EH12 9BS, provides investment advice to pension funds and foundations and had assets under management, as of December 31, 1995, in excess of $2.0 billion.

    John Govett & Company Limited, Sub-Advisor to LIM with respect to management of the assets of the Lincoln New Pacific Portfolio, Shackleton House, 4 Battlebridge Lane, London, England SE1 2HR, provides investment advice to investment trusts, investment companies, mutual funds and pension funds and had assets under management, as of December 31, 1995, of $5.1 billion.


    While LIM acts as investment advisor for all of the Portfolios, it is solely responsible for the investment management of the Lincoln Government Income Portfolio, Lincoln Corporate Income Portfolio, Lincoln Tax-Free Income Portfolio and Lincoln Cashfund Portfolio.

DISTRIBUTOR


    Delaware Distributors, L.P. ("Delaware Distributors" or the "Distributor") is located at 1818 Market Street, Philadelphia, PA 19103-3682 and serves as distributor of the Fund shares. Prior to February 25, 1995, LNC Equity Sales Corporation, another LIM affiliate, served as the Fund's distributor. Delaware Distributors is an indirect wholly owned subsidiary of Lincoln National Corporation and an affiliate of LIM. Delaware Distributors is paid an annual service fee with respect to Class A, Class B and Class C shares of the Portfolios at the rate of 0.25% of the value of the average daily net assets of the respective class of each Portfolio. Delaware Distributors is also paid an annual distribution fee by Class A, Class B and Class C shares at the rate of 0.10%, 0.75% and 0.75%, respectively, of the value of average daily net assets attributable to those classes of shares. The fees are authorized pursuant to separate service and distribution plans for each of the Class

A, Class B and Class C shares (the "Plans") adopted by the Portfolios pursuant to Rule 12b-1 under the Investment Company Act and are used by Delaware Distributors to pay its financial advisors for servicing shareholder accounts and also to cover expenses primarily intended to result in the sale of those shares of the Portfolios. These expenses include costs of printing and distributing the Portfolios' Prospectus, Statement of Additional Information and sales literature to prospective investors; an allocation of overhead and other branch office distribution-related expenses; payments to and expenses of registered representatives and other persons who provide support services in connection with the distribution of the shares; and accruals for interest on the amount of the foregoing expenses that exceed distribution fees and, in the case of Class B shares, the CDSC received by the Distributor. Registered representatives may receive different levels of compensation for selling one class of shares over another.

    Payments under the Plans are not tied exclusively to the distribution and shareholder services expenses actually incurred, and the payments may exceed distribution expenses actually incurred. The Fund's Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses, the amounts received under the Plans and the proceeds of the CDSC.

    The National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which each Portfolio may incur under each Plan to 1% annually of which 0.75% may be used to pay such distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Portfolios may pay for such distribution costs to 6.25% of gross share sales from inception of each Plan, plus interest at the prime rate plus 1% on unpaid amounts thereof (less any CDSCs paid by the shareholders to the Distributor). The Portfolios will be operated accordingly.

CUSTODIAN AND ADMINISTRATOR

    Investors Bank & Trust Company ("Investors Bank") serves as Custodian and Administrator for each of the Portfolios and, in that capacity, has custody of the Portfolios' securities and maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is 89 South Street, Boston, MA 02111. Investors Bank is not involved in the investment decisions made with respect to the Portfolios.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

    Orders for the Portfolios' securities transactions are placed by the Advisor or respective sub-advisor. The Advisor and Sub-Advisors strive to obtain the best available prices in their portfolio transactions, taking into account the costs and promptness of executions. Subject to the requirement of seeking the best available prices and execution, the Advisor or a Sub-Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers that have provided investment research, statistical, and other related services to the Advisor or Sub-Advisor for the benefit of the Portfolios and/or of other Portfolios served by the Advisor or Sub-Advisor.

    An affiliate of the Advisor, such as Lynch & Mayer, Inc. may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Execution of Portfolio Transactions" in the Statement of Additional Information.

                                NET ASSET VALUE

    Each Portfolio's net asset value per share is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. Net asset value is calculated separately for each class of shares for each Portfolio at 4:00 P.M., Eastern time.

    Each Portfolio will compute its net asset value once daily on the days that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    With the exception of the Lincoln Cashfund Portfolio, Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

    The Lincoln Cashfund Portfolio determines the value of its portfolio securities by the amortized cost method. The method involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During these periods, the yield to an existing shareholder may differ somewhat from that which could be obtained from a similar Portfolio which marks its portfolio securities to market each day.

    The Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, the net asset value of the Lincoln Cashfund Portfolio at $1.00 per share. The Lincoln Cashfund Portfolio seeks to maintain a value of $1.00 per share at all times. To achieve this, the Portfolio purchases only securities with remaining maturities of less than thirteen months and limits the dollar-weighted average maturity to 90 days or less. The Portfolio cannot guarantee a $1.00 share price, but the Portfolio's maturity standards and investments solely in high-quality money market instruments help minimize any price decreases or increases that might result from rising or declining interest rates. See "Net Asset Value" in the Statement of Additional Information.

    Although the legal rights of Class A, Class B, Class C and Class D shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class B and Class C shares will generally be lower than Class A shares and the net asset value of Class A, Class B and Class C shares will generally be lower than Class D shares as a result of the respective service and distribution fees charged. It is expected, however, that the net asset value per share of each of the classes will tend to converge immediately after the recording of dividends since the dividends will differ by approximately the amount of the distribution expense accrual differential between the classes.

                             HOW TO PURCHASE SHARES

    An investor may purchase shares of the Portfolios through a registered broker-dealer that has an agreement with the Fund, the Distributor, or directly from the Fund through its shareholder services agent. The minimum initial investment in each Portfolio, except for the Lincoln Cashfund Portfolio, is $500, or $250 for a spousal IRA or $25 for investments through the Automatic Investment Plan. The minimum subsequent investment is $50 unless made through the Automatic Investment Plan, in which case the minimum subsequent investment is $25. Investors in Class D shares must meet higher minimums and other purchase requirements. The minimum initial investment for the Lincoln Cashfund Portfolio is $100. See the Statement of Additional Information.

    All minimum investment requirements may be waived for certain retirement and employee savings plans or custodial accounts where the value of all accounts under the plan exceeds the minimum. Dividend reinvestments into the same or a different Portfolio are not subject to the minimum investment requirements.

    The purchase price is the next determined net asset value, plus a sales charge which may be imposed at the time of purchase or on a deferred basis, at the option of the purchaser, or, in the case of Class C shares, without a sales charge after the first year but subject to an annual distribution fee. See "Alternative Purchase Plan" below. See also "Net Asset Value."

SHARE CERTIFICATES

    Shares for an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of the Class of the Portfolio purchased, without the issuance of a share certificate. Maintaining shares in uncertificated form minimizes the risk of loss or theft of a share certificate. A lost, stolen or
destroyed  certificate  cannot  be  replaced  without  obtaining  a   sufficient
indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested in writing by the shareholder or by his or her broker.

PURCHASE BY CHECK

    Investors may also open an account and purchase shares directly through Shareholder Services by completing and signing the application form included at the back of this Prospectus. Investors should forward to Shareholder Services the completed application form, indicating the Portfolio and class of shares together with a check to cover the purchase, in accordance with the instructions provided on the application form.

PURCHASE BY WIRE


    For an initial purchase of shares of the Portfolios by wire, the investor must first telephone Delaware Service Company, Inc. ("Delaware Service") at 1-800-923-8476. The following information will be requested: the investor's name, address, tax identification number, Portfolio election, class of shares election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by the investor to the investor's bank to transfer funds by wire to CoreStates Bank, N.A., Philadelphia, PA, ABA #031000011, Account #1409852924, specifying on the wire the account number assigned by Delaware Service and the investor's name and identifying the Portfolio and the sales charge alternative (Class A, Class B or Class C shares). For investments in the Lincoln Cashfund Portfolio, no sales charge alternative need be specified.

    In making a subsequent purchase order by wire, the investor should wire Core States Bank, N.A. directly and should be sure that the wire specifies the Portfolio, Class A, Class B, Class C or Class D shares (in the case of
Portfolios other than the Lincoln Cashfund Portfolio) and the investor's name and individual account number. It is not necessary to call Delaware Service to make subsequent purchase orders utilizing federal funds.


    All orders received before 4:00 P.M. Eastern time on any Business Day will be executed at net asset value plus sales charge for the applicable class of shares determined that day. A Business Day is any day Monday through Friday on which the New York Stock Exchange is open for business. The broker-dealer is responsible for forwarding purchase orders to Delaware Service prior to the daily deadline.

ALTERNATIVE PURCHASE PLAN

    EQUITY AND FIXED-INCOME PORTFOLIOS. The Fund offers three classes of shares to the individual investor in the Equity Portfolios and Fixed-Income Portfolios which allow the investor to choose the most beneficial sales charge structure for the investor's circumstances. The factors to consider in selecting a sales charge structure are the amount of the purchase and the length of time the investor expects to hold the shares and other relevant circumstances. The investor may purchase shares at the next determined net asset value plus, at the investor's election, a sales charge which may be imposed either at the time of purchase (the Class A shares or the initial sales charge alternative) or on a deferred basis (the Class B shares or the deferred sales charge alternative), or without a sales charge but subject to an annual distribution fee and a 1.0% redemption fee during the first year (the Class C shares or the level load alternative). A fourth class is available to certain institutional investors. The Fund has received exemptive relief from the Securities and Exchange Commission to permit the issuance of multiple classes of stock.

    Class A shares are subject to an initial sales charge of up to 5.5% of the offering price on shares of the Equity Portfolios and 4.5% on shares of the Fixed-Income Portfolios and an annual distribution fee which is currently being charged at a rate of up to .35% of the average daily net asset value of the Class A shares. Certain purchasers of Class A shares may qualify for a reduction or waiver of initial sales charges. See "Initial Sales Charge Alternative -- Class A Shares" and "Reduction and/or Waiver of Initial Sales Charges" below.

    Class B shares do not incur a sales charge when they are purchased but are subject to a contingent deferred sales charge ("CDSC") (declining from 5.0% to zero of the lesser of the amount invested or the redemption proceeds), which will be imposed on certain redemptions made within six years of purchase. There are annual service and distribution fees of up to 1.0% of the average daily net asset value of the Class B shares. Certain redemptions of Class B shares may qualify for waiver or reduction of the CDSC. See "How to Sell Shares -- Waiver of Contingent Deferred Sales Charge."

    Class C shares are not subject to an initial sales charge but are subject to a 1.0% CDSC if redeemed in the first year and annual service and distribution fees of 1.0% of the average daily net asset value of the Class C shares.


    Class D shares are not subject to an initial sales charge, a CDSC or annual service and distribution fees. The mimimum initial investment for Class D shares is $2 million. Class D shares are available only to retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business (and rollover individual retirement accounts from such plans), as well as insurance companies (including both general and separate accounts), affiliates of insurance companies and investment companies registered under the Investment Company Act.


    The four classes of shares represent an interest in the same portfolio of investments for each Portfolio and have the same rights, except that each class bears the separate expenses of its Rule 12b-1 distribution and service plan and has exclusive voting rights with respect to such plan. The four classes also have separate exchange privileges. See "How to Exchange Shares" below. The net income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the service and distribution fee of each class. Class B and Class C shares bear the expense of a higher service and distribution fee which will cause the Class B and Class C shares to have a higher expense ratio and pay lower dividends than the Class A shares.

    CONVERSION FEATURE. At the end of the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert into Class A shares and will no longer incur a higher service and distribution fee. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the service and distribution fee paid by holders of the Class B shares that have been outstanding long enough for the Distributor to have been compensated for distribution expenses incurred in the sale of such shares.

    For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

    The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher service and distribution fee and transfer agency costs with respect to Class B shares does not result in the Portfolio's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher service and distribution fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

    The   following  illustrations  are  provided  to  assist  the  investor  in determining which method of purchase best suits the investor's individual circumstances:

    If he/she qualifies for a reduced sales charge, the investor might elect the initial sales charge alternative because a similar sales charge reduction is not available for purchases under the contingent deferred sales charge or level load alternatives. However, because the initial sales charge is deducted at the time of purchase, the investor would not have all of his/her money invested initially.

    On the other hand, the investor might determine that it is advantageous to have all of his or her money invested initially, although it is subject to an annual service and distribution fee of 1% and, in the case of Class B shares, for a six-year period, a CDSC of up to 5.0% and, in the case of Class C shares, for a one-year period, a CDSC of up to 1%. Due to the conversion feature, an investor who intends to maintain an investment in a Portfolio for more than six years and does not qualify for a reduced sales charge might consider purchasing Class B shares. However, this example does not take into account the time value of money which further reduces the impact of the 1.0% distribution fee on the investment, fluctuations in the net asset value, or the effect of the return on the investment over this period of time.

    The Lincoln Cashfund Portfolio offers two classes of shares: the Regular shares and the Class B Exchange shares. Regular shares are offered at net asset value ($1.00) without a sales charge and are not subject to any service or distribution fees. Class B Exchange shares are issued only upon the exchange of shares of Class B shares of any other Portfolio. Such Class B Exchange shares are sold at net asset value ($1.00) without an initial sales charge but are subject to service and distribution fees of 1.0% of the average daily net asset value of the Class B Exchange shares. Such shares are also subject to the same CDSC as Class B shares, if any. See "How to Exchange Shares."

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

    The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined net asset value plus a sales charge (expressed as a percentage of the offering price) as shown in the following table:

                               EQUITY PORTFOLIOS

                                             SALES CHARGE AS        SALES CHARGE AS      DEALER CONCESSION
                                              PERCENTAGE OF        PERCENTAGE OF NET     AS PERCENTAGE OF
AMOUNT OF PURCHASE                           OFFERING PRICE         AMOUNT INVESTED        OFFERING PRICE
----------------------------------        -------------------     -------------------   --------------------
Less than $50,000.......................     5.5%                    5.82%                     5.0%
$50,000 to $99,999......................     4.5                     4.71                      4.0
$100,000 to $249,999....................     3.5                     3.63                      3.0
$250,000 to $499,999....................     3.0                     3.09                      2.5
$500,000 to $999,999....................     2.0                     2.04                      1.5
$1,000,000 and above....................     0.0*                    0.00                      0.5

------------------------
* A fee of 0.5% will be applied on net asset value purchases of $1,000,000 and above redeemed during the first year.

                            FIXED-INCOME PORTFOLIOS

                                                SALES CHARGE AS      SALES CHARGE AS     DEALER CONCESSION
                                                 PERCENTAGE OF      PERCENTAGE OF NET     AS PERCENTAGE OF
AMOUNT OF PURCHASE                              OFFERING PRICE       AMOUNT INVESTED       OFFERING PRICE
----------------------------------            ------------------    -----------------   --------------------
Less than $100,000......................            4.5%                  4.71%                 4.00%
$100,000 to $249,999....................            3.5                   3.63                  3.00
$250,000 to $499,999....................            2.5                   2.56                  2.00
$500,000 to $999,999....................            2.0                   2.04                  1.50
$1,000,000 and above....................            0.0*                  0.00                  0.50

------------------------
* A fee of 0.5% will be applied on net asset value purchases of $1,000,000 and above redeemed during the first year.

Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933, as amended.

REDUCTION AND/OR WAIVER OF INITIAL SALES CHARGES (CLASS A
SHARES ONLY)

    RIGHT OF ACCUMULATION. Pursuant to the right of accumulation (the "Right of Accumulation"), investors may purchase shares of the Portfolios at the sales charge applicable to the total of (1) the dollar amount then being purchased plus (2) the amount equal to the total purchase price of the investor's concurrent purchases of the other Portfolios plus (3) the current public offering price of all shares of the Fund already held by the investor. To receive the Right of Accumulation at the time of purchase investors must give their brokers, Delaware Service or Delaware Distributors sufficient information to permit confirmation of qualification. The foregoing Right of Accumulation does not apply to purchases of Lincoln Cashfund Portfolio shares.


    CONCURRENT PURCHASES. To qualify for a reduced sales charge, the investor may combine concurrent purchases of two or more Portfolios in the Fund, except direct purchases of the Lincoln Cashfund Portfolio. For example, if the investor concurrently invests $25,000 in one Portfolio and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

    LETTER OF INTENT. The investor may reduce sales charges on all investments by meeting the terms of a letter of intent (a "Letter of Intent"), a nonbinding commitment to invest a certain amount within a 13 month period. Up to 5% of the Letter of Intent amount will be held in escrow to cover additional sales charges which may be due if the investor's total investments over the thirteen month period are insufficient to qualify for a sales reduction. A Letter of Intent will cover investments only in the Equity Portfolios and the Fixed-Income Portfolios.

AUTOMATIC INVESTMENT PLAN

    Investors may purchase Class A, Class B or Class C shares of a Portfolio through an automatic investment plan. Under this plan, an amount specified by the shareholder of $25 or more on a monthly, quarterly or semi-annual basis will be sent to Delaware Service from the investor's bank for investment in a Portfolio. Participants in the automatic investment plan should not elect to receive dividends or other distributions from the Portfolio in cash. To participate in the automatic investment plan, investors should complete the appropriate portion of the application form provided at the end of this Prospectus. Investors should contact their broker-dealers or Delaware Service for more information.

WAIVER OF SALES CHARGES

    Sales charges do not apply to shares of the Portfolios purchased: (1) by registered representatives, other employees of broker-dealers their immediate family members and employees of registered representatives pursuant to a sales agreement with the Distributor; (2) by a director or officer of a fund managed or advised by LIM or a director (including a retired director), officer or employee of Lincoln National Corporation or its subsidiaries or a director, officer or employee acting as a custodian for a child or a person acting as trustee of a trust for the sole benefit of a director, officer or employee or the immediate family member of a director, officer or employee; (3) in accounts as to which a broker-dealer charges an account management fee, provided the broker-dealer has an agreement with the Distributor; (4) as part of an employee benefit plan having more than 100 eligible employees or a minimum of $1,000,000 invested in the Fund, provided that certain other requirements, as explained in the Statement of Additional Information, are met; (5) with certain redemption proceeds from other mutual fund complexes on which the investor paid a front-end sales charge only as part of certain promotional programs established by the Fund and/or Distributor; (6) by one or more members of a group of at least 1000 persons engaged in a common business, profession, civic or charitable endeavor or other activity and retirees and immediate family members of such persons pursuant to a marketing program between the distributor and such group; (7) by directors, officers, employees and immediate family members of current sub-advisors to the Portfolio; or (8) by employees and immediate family members of the current custodian and shareholder services agent.

    Immediate family members are defined as the spouse, parents, siblings, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

    Exemptions must be qualified in advance by the Distributor and must meet all
requirements  specified  in  the  Statement  of  Additional  Information.   Your
investment professional should call the Distributor or Delaware Service for more information.

    Additional information on waiver of the contingent deferred sales charges on Class B shares can be found under "How to Sell Shares -- Contingent Deferred Sales Charge -- Class B Shares."

REALLOWANCE TO BROKERS

    From time to time the Distributor may reallow to brokers the full amount of the sales charge on Class A shares. To the extent that the Distributor reallows the full amount of the sales charge to brokers, such brokers may be deemed to be underwriters under the Securities Act of 1933, as amended.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES

    The offering price of Class B shares for investors choosing the contingent deferred sales charge alternative is the net asset value next determined following receipt of an order by Delaware Service or Delaware Distributors. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "How to Sell Shares -- Contingent Deferred Sales Charge -- Class B Shares."

LEVEL SALES CHARGE ALTERNATIVE -- CLASS C SHARES

    The offering price of Class C shares for investors choosing the level sales charge alternative is the net asset value next determined following receipt of an order by Delaware Service. See "Net Asset Value." Although there is no initial sales charge, the Class C shares are subject to a charge of 1% on redemptions made in the first 12 months.


CLASS D SHARES -- ELIGIBLE INVESTORS.

    Retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business (and rollover individual retirement accounts from such plans), as well as insurance companies (including both general and separate accounts), affiliates of insurance companies and investment companies registered under the Investment Company Act of 1940, may invest in the Portfolios through purchases of Class D shares. Class D shares are offered at net asset value to these investors. Shareholders are not entitled to use the "Lincoln National" name or otherwise refer to Lincoln National in any materials distributed to third parties, including participants in these retirement or deferred compensation plans, without the prior written consent of the Fund.


                               HOW TO SELL SHARES

    As described below, shares of the Portfolios may be redeemed at their net asset value (subject to any applicable contingent deferred sales charge for Class B and Class C shares) and redemption proceeds will be sent within seven days of the execution of a redemption request. Shareholders with brokers that sell shares may redeem shares through such brokers. If the shares are held in the broker's "street name," the redemption must be made through the broker. Other shareholders may redeem shares through Delaware Service. If a redeeming shareholder owns both Class A and Class B shares of a Portfolio, the Class A shares will be redeemed first unless the shareholder specifically requests otherwise. In the case of Lincoln Cashfund Portfolio, the Regular shares will be redeemed before any Class B Exchange shares are redeemed, unless otherwise specifically requested.

REDEMPTIONS THROUGH BROKERS

    Shareholders may submit redemption requests to brokers that have an agreement with the Fund ("registered representatives"). Registered representatives may honor a redemption request either by repurchasing shares from a redeeming shareholder at the shares' net asset value next computed after the registered representative receives the request or by forwarding such
requests  to  Delaware Service  (see   "Redemptions  Through Delaware
Service"). Redemption proceeds (less any applicable contingent deferred sales charge for Class B and Class C shares) normally will be paid by check or, if offered by the registered representative, credited to the shareholder's brokerage account at the election of the shareholder.

Registered representatives may impose a service charge for handling redemption transactions placed through them and may have other requirements concerning redemptions. Accordingly, shareholders should contact their registered representative for more details.

REDEMPTIONS THROUGH DELAWARE SERVICE

    Redemption requests may be transmitted to Delaware Service by telephone or by mail, in accordance with the instructions provided below. All redemptions will be effected at the net asset value next determined after Delaware Service has received the request and any required supporting documentation (less any applicable contingent deferred sales charge for Class B and Class C shares). Redemption requests received before 4:00 p.m. eastern time on any Business Day will be effected at the net asset value calculated on that day. Redemption requests will not require a signature guarantee if the redemption request is for an amount which is less than $50,000 and the proceeds are to be sent either: (1) to the redeeming shareholder at the shareholder's address of record as maintained by Delaware Service, provided the shareholder's address of record has not been changed within the preceding thirty days; or (2) directly to a pre-designated bank, savings and loan or credit union account ("Pre-Designated Account"). ALL OTHER REDEMPTION REQUESTS MUST BE ACCOMPANIED BY A SIGNATURE GUARANTEE OF THE REDEEMING SHAREHOLDER'S SIGNATURE. A signature guarantee can be obtained from any bank, U.S. trust company, a member firm of a U.S. stock exchange or a foreign branch of any of the foregoing or other eligible guarantor institution. A notary public is not an acceptable guarantor. A shareholder uncertain about the Funds' signature guarantee requirement should contact Delaware Service.

    Shareholders   may   qualify  to  have   redemption   proceeds   sent  to  a
Pre-Designated Account by completing the appropriate section of the Account Application. Shareholders with Pre-Designated Accounts should request that redemption proceeds be sent either by bank wire or by check. The minimum redemption amount for a bank wire is $5,000. Shareholders requesting a bank wire should allow two business days from the time the redemption request is effected for the proceeds to be deposited in the shareholder's Pre-Designated Account. See "How to Sell Shares -- Other Important Redemption Information." Shareholders may change their Pre-Designated Accounts only by a letter of instruction to Delaware Service containing all account signatures, each of which must be guaranteed. Delaware Service currently does not charge a bank wire service fee on each wire redemption sent, but reserves the right to do so in the future.

TELEPHONE REDEMPTION PRIVILEGE

    You may request the Telephone Redemption Privilege by telephone either (i) by completing the appropriate section of the application form or (ii) by signature guaranteed written request. A signature guarantee must be from an eligible guarantor institution approved by Delaware Service. Signature guarantees in proper form generally will be accepted from domestic banks, a member of a national securities exchange, credit unions and savings and loan associations, as well as from participants in the Securities Transfer Agents Medallion Program ("STAMP"). If you have any questions with respect to signature guarantees, please call Delaware Service.


    Once the privilege is instituted, you may call Delaware Service at the number provided on the back cover of this Prospectus. All calls will be recorded. Delaware Service will act on instructions that it reasonably believes to be genuine. The proceeds of the redemption will only be mailed to the address of record with the Fund, provided that your account registration has not changed in the last 30 days. The Fund reserves the right to refuse a telephone redemption and may limit the amount and frequency. The Telephone Redemption Privilege may be modified or terminated at any time by the Fund. Neither the Fund nor Delaware Service will be liable for following instructions that they reasonably believe to be genuine. It is the Fund's policy to provide a written confirmation statement of all telephone transactions to shareholders at their address of record within 3 business days after the telephone transaction. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. As a result of this policy, you will bear the risk of loss in the event of a fraudulent telephone exchange (or redemption transaction). If it is determined that the Fund has not followed reasonable procedures in effecting telephone transactions, the Fund may be held liable for related losses.

REDEMPTIONS BY MAIL

    Redemption requests should be mailed directly to Delaware Service at the address provided on the back cover of this Prospectus. Requests for payment of redemption proceeds to a party other than the registered account owner(s) and/or requests that redemption proceeds be mailed to an address other than the shareholder's address of record require a signature guarantee. In addition, if the shareholder's address of record has been changed within the preceding thirty days or if the redemption proceeds exceed $50,000, a signature guarantee is required. Redemptions of shares for which certificates have been issued must be accompanied by properly endorsed share certificates.

SYSTEMATIC WITHDRAWAL PLAN

    Shareholders owning shares with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. A participating shareholder will receive proceeds from monthly, quarterly or annual redemptions of Fund shares with respect to Class A, Class B or Class C shares. Contingent deferred sales charges may be imposed on certain redemptions of Class B shares made under the Systematic Withdrawal Plan. The minimum periodic amount is $50. To participate in the Systematic Withdrawal Plan, investors should complete the appropriate
portion  of  the  Application.  Investors   should  contact  their  brokers or
Delaware Service for more information. With respect to Class A and Class B shares, participation in the Systematic Withdrawal Plan concurrent with initial purchases of Class A shares of the Fund may be disadvantageous to investors because of the sales charges or CDSC involved and possible tax implications. In addition, shareholders who participate in the Systematic Withdrawal Plan should elect to reinvest dividends or other distributions in additional Portfolio shares. Shareholders may not elect systematic withdrawal privileges if they hold certificates.

CHECKWRITING

    Shareholders may redeem Regular shares of the Lincoln Cashfund Portfolio by writing checks, a supply of which may be obtained through Delaware Service, against their Lincoln Cashfund Portfolio accounts (checkwriting is not available with respect to Class B Exchange shares). The minimum check amount is $250. When the check is presented to Delaware Service for payment, Delaware Service will cause the Lincoln Cashfund Portfolio to redeem a sufficient number of shares to cover the amount of the check. This procedure enables the shareholder to continue receiving dividends on those shares until such time as the check is presented to Delaware Service for payment. Canceled checks are not returned; however, shareholders may obtain photocopies of their canceled checks upon request. Delaware Service reserves the right to charge for this service. If a shareholder does not own sufficient shares of the Lincoln Cashfund Portfolio to cover a check, the check will be returned to the payee marked "not sufficient funds." Checks written in amounts less than $250 also will be returned. The Lincoln Cashfund Portfolio reserves the right not to honor check redemption requests if the shares to be redeemed have been purchased by check within fifteen days prior to the date the redemption request was received by Delaware Service. Shares for which stock certificates have been issued may not be redeemed by check. The Lincoln Cashfund Portfolio and Delaware Service reserve the right to terminate or modify the checkwriting service at any time or to impose a service charge in connection with it.

    Because the aggregate amount of shares owned by a shareholder is likely to change each day, shareholders should not attempt to redeem all shares held in their accounts by using the checkwriting procedure. Charges may be imposed in the future for checkwriting.

30-DAY REPURCHASE PRIVILEGE

    If an investor redeems shares in a Portfolio and has not previously exercised the repurchase privilege, the investor may reinvest any portion or all of the proceeds of such redemption in shares of the same Portfolio at the net asset value next determined after the order is received, which must be within 30 days after the date of the redemption. No sales charge will apply to such repurchases. The investor will receive pro rata credit for any CDSC paid in connection with the redemption of Class B and Class C shares (or Class B Exchange shares in the case of the Lincoln Cashfund Portfolio). The investor must notify Delaware Service, either directly or through a registered broker-dealer, at the time the repurchase privilege is exercised, that the investor is entitled to a net asset value purchase or credit for the CDSC previously paid.

Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption results in a loss, some or all of the loss, depending on the amount reinvested, will not be allowed for federal income tax purposes.

OTHER IMPORTANT REDEMPTION INFORMATION

    A request for redemption will not be processed until all of the necessary documentation has been received in good order. A shareholder in doubt about what documents are required should contact his or her broker-dealer or Delaware Service.

    Except in extraordinary circumstances and as permitted under the Investment Company Act, payment for shares redeemed by telephone or by mail will be made promptly after receipt of a redemption request, if in good order, but not later than seven days after the date the request is executed. Requests for redemption which are subject to any special conditions or which specify a future or past effective date cannot be accepted.

    If Delaware Service is requested to redeem shares for which a Portfolio has not yet received good payment, the Portfolio may delay payment of redemption proceeds until it has assured itself that good payment has been collected for the purchase of the shares. In the case of purchases by check, it can take up to fifteen business days to confirm that the check has cleared and good payment has been received. Redemption proceeds will not be delayed when shares have been paid for by wire or when the investor's account holds a sufficient number of shares for which funds already have been collected.

    Each Portfolio may involuntarily redeem the shares of any shareholder whose account is reduced to less than $500 in net asset value through redemptions or other action by the shareholder. Notice will be given to the shareholder at least 60 days prior to the date fixed for such redemption, during which time the shareholder may increase his or her holdings to an aggregate amount of $500 or more (with a minimum purchase of $50 or more).

CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES

    If the investor elects to purchase shares without an initial sales charge (Class B), a CDSC (declining from 5.0% to zero) will be imposed at the time of redemption. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to the investor.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares. The CDSC will be imposed on any redemption which reduces the current value of the investor's Class B shares to an amount which is lower than the amount originally purchased by the investor for the purchase of Class B shares during the preceding six years.

    A CDSC will be applied on the original purchase price or the current value of the shares being redeemed, whichever is less. Increases in the value of the investor's shares or shares purchased through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "Management -- Distributor" and "Waiver of Contingent Deferred Sales Charge" below.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rate of the CDSC.


                                                                         CONTINGENT DEFERRED SALES
                                                                         CHARGE AS A PERCENTAGE OF
                                                                            DOLLARS INVESTED OR
YEAR SINCE PURCHASE PAYMENT MADE                                             REDEMPTION PROCEEDS
----------------------------------------------------------             ----------------------------
First.....................................................                           5.0%
Second....................................................                           4.0%
Third.....................................................                           4.0%
Fourth....................................................                           3.0%
Fifth.....................................................                           2.0%
Sixth.....................................................                           1.0%
Seventh...................................................                           None


    In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the cost of shares purchased six years or more prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

    For example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 15 additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his/her investment. Assuming at the time of the redemption a net asset value of $11 per share, the value of the investor's shares would be $1,265 (115 shares at $11 per share). The CDSC would not be applied to the value of the reinvested dividend shares or the appreciated value of the purchased shares. Therefore, the CDSC would be charged on 30.45 shares, purchased at $10 per share, at a rate of 4.0% (the applicable rate in the second year after purchase) for a total CDSC of $12.18.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC may be waived in the case of a redemption following the death or complete disability of a shareholder if the redemption is made within one year of death or initial determination of disability. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights or survivorship), at the time of death or initial determination of disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain required distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan or Section 403(b) custodial account. These distributions include a lump-sum or other distribution after retirement, or for an IRA or Section 403(b) custodial account, after attaining age 70 1/2, a tax-free return of an excess contribution or plan distribution following the death or total and permanent disability of the shareholder. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant. See "Purchase and Redemption of Fund Shares -- Waiver of the Contingent Deferred Sales Charge -- Class B Shares" in the Statement of Additional Information.

    Investors must notify Delaware Service either directly or through an approved broker-dealer at the time of redemption, that they are entitled to waiver of the CDSC. The waiver will be granted subject to confirmation of entitlement.

                             HOW TO EXCHANGE SHARES

    As shareholders of the Fund, investors have an exchange privilege with certain other Portfolios, subject to the minimum investment requirements of such Portfolios. Class A, Class B, Class C and Class D shares of the Equity Portfolios and the Fixed-Income Portfolios may be exchanged for Class A, Class B, Class C and Class D shares, respectively, of another Equity or Fixed-Income Portfolio on the basis of the relative net asset value. Class A exchanges between Portfolios that have different front-end sales charges will be assessed the sales charge differential.

    Exchanges from Portfolios may also be made into the Lincoln Cashfund Portfolio. In the case where Class A shares of a Portfolio are exchanged for Regular class shares of the Lincoln Cashfund Portfolio, those shares may subsequently be exchanged for Class A shares of another Portfolio without incurring an initial sales charge. Class B shares may be exchanged into Class B Exchange shares of the Lincoln Cashfund Portfolio. A shareholder's holding period of Class B Exchange shares would be counted for purposes of calculating the applicable CDSC to which that shareholder's redemption would be subject. A shareholder would be assessed a CDSC, if applicable, upon redemption of the Class B Exchange shares, but no CDSC will be imposed upon the exchange out of the Lincoln Cashfund Portfolio into Class B shares of another Portfolio. Exchanges of Class C shares will be treated the same as exchanges of Class A shares into or out of Regular shares of the Lincoln Cashfund Portfolio. However, if shares originally purchased through Class C are redeemed in the first 12 months, they will be subject to a CDSC of 1%.

    An exchange will be treated as a redemption and purchase for tax purposes. See "Purchase and Redemption of Shares -- Exchange Privilege" in the Statement of Additional Information.

    A shareholder may give exchange instructions to the shareholder's broker-dealer or Delaware Service by telephone at the number provided on the back cover of this Prospectus. Exchange orders will be accepted by telephone provided that the exchange involves only uncertificated shares on deposit in the shareholder's account or for which certificates previously have been deposited. All exchanges received by Delaware Service prior to 4:00 P.M. Eastern time will be made on the basis of the relative net asset value of the two Portfolios next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.

    Investors may also exchange shares by mail by writing to the address provided on the back page of this Prospectus. In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and the investor should make exchanges by mail. The exchange privilege may be modified or terminated at any time on sixty days' notice to shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fixed-Income Portfolios and the Lincoln Cashfund Portfolio accrue dividends from net investment income and usually distribute such accrued dividends to shareholders monthly. The Lincoln Cashfund Portfolio accrues dividends daily. The Equity Portfolios declare dividends from net investment income and usually distribute such accrued dividends to shareholders at least annually. All capital gains, if any, are distributed annually, usually in December. When a capital gain dividend is declared, the net asset value per share is reduced by the amount of the dividend. Investors considering buying shares of one of the Portfolios just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Portfolio shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.


    The Fund has qualified and intends to remain qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). In any fiscal year in which the Fund so qualifies and distributes to shareholders its net investment income and net realized capital gains, the Fund will be relieved of federal income tax. It is the Fund's policy to distribute to the shareholders all of its net investment income and capital gains realized during each fiscal year.

    Under current law for each of the Portfolios, dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to shareholders as ordinary income, regardless of how long shareholders have held their Fund shares or whether such dividends and distributions are received in cash or reinvested in additional Fund shares. Distributions of net realized long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long shareholders have held Fund shares and whether such distributions are received in cash or are reinvested in additional Fund shares. The per share dividends and distributions on Class A shares will be higher than the per share dividends and distributions on Class B and Class C shares as a result of lower distribution fees applicable to Class A shares. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held the shares for more than one year and will be a short-term capital gain or loss if the shareholder has held the shares for one year or less. Some of the Portfolios' dividends declared from net investment income may qualify for the federal dividends-received deduction for corporations. The investor will be notified each year as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.

    Distributions of tax-exempt income are not subject to federal income taxes, except for the possible applicability of the alternative minimum tax. However, distributions may be subject to state and local income taxes. A portion of each Portfolio's income, including income from repurchase agreements and gains from options and futures transactions may be taxable to shareholders as ordinary income. Long-term capital gains from options and futures transactions may be taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long term capital gains, regardless of the length of time a shareholder has owned shares. Short-term capital gains and other taxable income distributions are taxable as ordinary income. Distributions of tax-exempt income are taken into consideration in computing the portion, if any, of social security and railroad retirement benefits subject to federal and, in some cases, state taxes.

    If an investor has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on the investor's account is incorrect according to their records or that the investor is subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to the investor's federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

    Certain Portfolios may be required to pay withholding and other taxes imposed by foreign countries in connection with their investments outside the U.S. generally at rates from 10% to 40%, which would reduce these Portfolios' investment income.

    Certain income received by the Lincoln World Growth and Lincoln New Pacific Portfolios may be subject to foreign taxes. If more than 50% of the value of the Portfolio's total assets at the close of any taxable year consists of securities of foreign corporations, the Portfolio may elect to treat any foreign taxes paid by it as paid by its shareholders. If a Portfolio makes this election, its shareholders will generally be required to include in income their respective pro rata positions in computing their taxable income or, alternatively, to claim foreign tax credits (subject, in either case, to certain limitations). Each year that a Portfolio makes such an election, it will report to its shareholders the amount per share of foreign taxes it has elected to have treated as paid by its shareholders.

                      SHAREHOLDER SERVICES AND INFORMATION

    Shareholders are encouraged to place purchase, exchange and redemption orders through their broker-dealers. Shareholders also may place such orders directly through Delaware Distributors or through Delaware Service in accordance with this Prospectus. See "How to Purchase Shares," "How to Exchange Shares," "How to Sell Shares" and "Dividends, Distributions and Taxes" for more information.

    The  following  shareholder  services   are  described  elsewhere  in   this
Prospectus: Purchase by Wire, Right of Accumulation, Concurrent Purchases, Letter of Intent, Automatic Investment Plan, Telephone Redemption Privilege, Systematic Withdrawal Plan, Checkwriting and 30-day Repurchase Privilege.
In addition to these privileges, shareholders of the Fund can take advantage of the following services and privileges:

        AUTOMATIC REINVESTMENT OF DIVIDENDS. Investors' dividends and capital gain distributions of each Portfolio are automatically reinvested in full and fractional shares of the Portfolio at net asset value without a sales charge unless indicated otherwise on the account application. Changes to initial elections must be directed to Delaware Service in writing or by telephone not less than 5 full business days prior to the record date.

        CROSS REINVESTMENT. The investor may cross-reinvest dividends and/or capital gain distributions paid by one Portfolio into another Portfolio in the Fund, subject to conditions outlined in the Statement of Additional Information. Generally, to use this service the account value in the distributing Portfolio must equal at least $10,000.

        DOLLAR COST AVERAGING PLAN. The owner of $10,000 or more of the shares of a Portfolio may authorize the monthly exchange of a specified amount into another Portfolio. This privilege may be selected by completing the appropriate section on the Account Application or by contacting Delaware Service for appropriate forms. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Fund. Exchanges are subject to terms and conditions as described herein and in the Statement of Additional Information. This privilege may not be used for the exchange of shares held in certificated form.

        TAX DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from the Distributor, an approved broker-dealer or Delaware Service. If you are considering adopting such a plan, you should consult with your own legal or tax advisor with respect to the establishment and maintenance of such a plan.


        REPORTS TO SHAREHOLDERS. The Fund will send annual and semi-annual reports to shareholders. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling 1-800-9ADVISOR (1-800-923-8476) or by writing to the Fund c/o Delaware Group, 1818
    Market Street, Philadelphia, PA  19103-3682.


    For additional information regarding the services and privileges described above, see the Statement of Additional Information.

                           OTHER SHAREHOLDER MATTERS

    All shares of the Fund have equal voting rights and are entitled to one vote per share with proportional voting for fractional shares. As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as fewer than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors in office will call a shareholders meeting for election of Directors. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business. The shares do not have cumulative voting rights. Accordingly, the holders of a majority of the shares voting for the election of directors can elect all the Directors. Shares of the Fund, when issued, will be fully paid and non-assessable.

    In matters which only affect a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though:
(1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Fund.


    Initial investments into the Fund were made by American States Insurance Company ("ASI") and Lincoln National Life Insurance Company ("LNLIC"), both affiliates of the Advisor. As of February 1, 1996, ASI held 73% of the outstanding Class A shares of Enterprise, 90% of the outstanding Class A shares of U.S. Growth, and 97% of the outstanding Class A shares of Tax-Free Income Portfolios; LNLIC held 84% of the outstanding Class A shares of Growth and Income, 86% of the outstanding Class A shares of World Growth, 84% of the outstanding Class A shares of New Pacific, 98% of the outstanding Class A shares of Government Income, 95% of the outstanding Class A shares of Corporate Income, and 32% of the outstanding Class A shares of Cashfund Portfolios. In addition, LIM held 100% of the outstanding Class D shares of World Growth, 100% of the outstanding Class D shares of New Pacific, 100% of the Class D shares of Government Income and 62% of the Class D shares of the Tax-Free Income Portfolios.


                          THE PORTFOLIOS' PERFORMANCE

    From time to time, each Portfolio may advertise its "average annual total return" over various periods of time for each class. Total return figures show the average percentage change in value of an investment in the class from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income, dividends and/or capital gains distributions made by a Portfolio during the period were reinvested in shares of the same class. Class A total return figures include the maximum initial sales charge and Class B and Class C total return figures include any applicable CDSC. These figures also take into account the service and distribution fees, if any, payable with respect to the respective classes.

    In reports or other communications to shareholders and in advertising material performance of the classes may be compared with that of other mutual funds or classes of shares of other funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, or other industry or financial publications such as BARRON'S, BUSINESS WEEK, CDA INVESTMENT TECHNOLOGIES INC., FORBES, FORTUNE, INSTITUTIONAL INVESTOR, INVESTORS DAILY, PENSIONS & INVESTMENTS, USA TODAY, FINANCIAL SERVICES WEEK, FINANCIAL WORLD, INVESTMENT DEALERS' DIGEST, MUTUAL FUND FORECASTER, PERSONAL FINANCE, SMART MONEY, PERSONAL INVESTING NEWS, YOUR MONEY, BLOOMBERG MAGAZINE, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK TIMES, and THE WALL STREET JOURNAL. Total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information contains a further description of methods used to determine performance. Performance figures may be obtained from the shareholders services representative or a registered representative.

                              GENERAL INFORMATION

SHAREHOLDER SERVICES


    Shareholder servicing, reporting and general shareholder services functions for the Fund are performed by Delaware Service Company, Inc., which maintains its offices at 1818 Market Street, Philadelphia, PA 19103-3682. You may telephone Delaware Service at 1-800-9ADVISOR (1-800-923-8476).


INDEPENDENT ACCOUNTANTS

    The Fund's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand L.L.P. conducts an annual audit of each Portfolio and consults with the Fund and each Portfolio as to matters of accounting, regulatory filings and federal and state income taxation.

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                                       45

                                   APPENDIX A
              IMPLEMENTATION OF INVESTMENT OBJECTIVES AND POLICIES

    In attempting to achieve their investment objectives and policies, the Portfolios may employ, among others, one or more of the strategies set forth below.

CONVERTIBLE SECURITIES

    The Portfolios, other than the Lincoln Tax-Free Income Portfolio and the Lincoln Cashfund Portfolio, may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed-income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

U.S. GOVERNMENT SECURITIES

    All of the Portfolios may invest in securities of the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.

    Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

MORTGAGE-BACKED SECURITIES

    The Lincoln Corporate Income, Lincoln Government Income and Lincoln Tax-Free Income Portfolios may invest in various types of mortgage-backed securities. Mortgage-backed securities may be issued by governmental agencies (such as the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), by the Federal National Mortgage Association ("FNMA")), which is a federally chartered and privately-owned corporation, or by private financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities).

    Most mortgage-backed securities, including the securities issued by GNMA, FHLMC and FNMA, are so-called "pass-through" securities representing interests in a pool of underlying mortgage loans, on which the regular interest and principal payments (including any prepayments) are passed through to the holder of the securities. Although the mortgage loans in a pool will have stated maturities of up to 30 years, due to both normal principal repayment and prepayments, the average effective maturities of these securities will vary and will tend to be shorter than those of the underlying mortgages. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, these securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. Like other fixed-income investments, the value of mortgage-related securities will tend to rise when interest rates fall and to fall when interest rates rise. Their value may also change due to changes in the market's perception of the creditworthiness of the entity that issues or guarantees them. For additional information regarding mortgage-backed securities, see the Statement of Additional Information.

    U.S. Government securities may be acquired by the Portfolios in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book-entry records of the Federal Reserve Banks.

    In addition, the Portfolios may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

    The Portfolios may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.

    The U.S. Government securities in which the Portfolios invest do not, in general, have as high a yield as more speculative securities or securities not supported by the U.S. Government or its agencies or instrumentalities. When interest rates increase, the value of debt securities and shares of the Portfolios can be expected to decline.

ASSET-BACKED SECURITIES

    The Lincoln Government Income and Lincoln Corporate Income Portfolios may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of motor vehicle installment purchase obligations, credit card receivables, other financial receivables and home equity loans. See the Statement of Additional Information.

REPURCHASE AGREEMENTS

    The Portfolios may enter into repurchase agreements, under which a Portfolio buys a security (typically a U.S. Government security or other money market security) and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Fund's Custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by the Advisor and/or Sub-Advisor. A Portfolio only will enter into repurchase agreements involving securities in which it could otherwise invest and with banks, brokers or dealers deemed by the Board of Directors to be creditworthy. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS

    All of the Portfolios may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. A Portfolio as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Portfolios may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis.

    Each Portfolio will segregate liquid assets such as cash, U.S. Government securities or other appropriate high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Portfolio's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the Portfolio temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of a Portfolio's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The Portfolios will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.

MONEY MARKET INSTRUMENTS

    With the exception of the Lincoln Cashfund Portfolio, all of the Portfolios may invest in money market instruments without limit for temporary or defensive purposes. These are shorter-term debt securities generally maturing in one year or less which include (1) commercial paper (short-term notes up to 9 months issued by corporations or governmental bodies), (2) commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less), (4) variable rate demand notes, short-term tax-exempt obligations and (5) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities. In the case of Lincoln Tax-Free Income Portfolio, the Portfolio may invest in tax-free cash equivalents, such as floating or variable rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements.

STRATEGIC TRANSACTIONS

    GENERAL. The Portfolios (other than the Lincoln Cashfund Portfolio) may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed income securities in the Fund's portfolio or to enhance potential gain. Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Portfolio may purchase and sell derivative securities. In particular, the Portfolios may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed income securities in a Portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor's or Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. The Portfolios will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Additional information relating to certain financial instruments or strategies is set forth below. In addition, see "Special Risks of Strategic Transactions" below for a discussion of certain risks.


    LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. A Portfolio will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Portfolios have purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Portfolios' net asset value without reference to the definition of "bona fide hedging transactions and positions" under the Commodity Exchange Act, as amended, or unless the futures contract is covered by cash equivalent set-asides equal to the total contract value.


    In addition to the above limitations, each Portfolio will not (a) sell futures contracts, purchase put options or write call options if, as a result, more than 25% of a Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, a Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by a Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

    The limitations on the Portfolios' investments in futures contracts and options, and the Portfolios' policies regarding futures contracts and options discussed elsewhere are not fundamental policies and may be changed as regulatory agencies permit.

    OPTIONS TRANSACTIONS. The Portfolios may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge their portfolios. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When a Portfolio writes a call option, the Portfolio gives up the potential for gain on the underlying securities in excess of the exercise price of the option.

    A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

    The Portfolios will write only "covered" options. An option is covered if a Portfolio owns an offsetting position in the underlying security or maintains cash, U.S. Government securities or other high-grade debt obligations with a value sufficient at all times to cover its obligations. See the Statement of Additional Information.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolios (other than the Lincoln Tax-Free Income Portfolio and the Lincoln Cashfund Portfolio) may enter into forward foreign currency exchange contracts to protect the value of their portfolios against future changes in the level of currency exchange rates. The Portfolios may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency at a future date. A Portfolio's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging generally arises in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Portfolio expenses. Position hedging generally arises with respect of existing portfolio security or currency positions.

    FUTURES CONTRACTS AND OPTIONS THEREON. The Portfolios may purchase and sell financial futures contracts and options thereon which are exchange-listed or over-the-counter for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.

    A Portfolio may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on the Portfolio's existing futures and options on futures and premiums paid on such related options would exceed 5% of the market value of the Portfolio's total assets. In addition, the value of all futures contracts sold will not exceed the total market value of the Portfolio.

    SWAP AGREEMENTS. The Portfolios may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In an interest rate swap, one party agrees to make regular payments of a floating rate times a "notional" principal amount in return for payments of a fixed rate times the same amount. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

    Swap agreements usually involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be very volatile and may substantially impact a Portfolio's performance. Swap agreements are also subject to the risk of a counterpart's ability to perform (i.e., creditworthiness). A Portfolio may also suffer loses if it is unable to terminate swap agreements or reduce exposure through offsetting transactions in a timely manner.

    SPECIAL RISKS OF STRATEGIC TRANSACTIONS. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these Strategic Transactions. If the Advisor's and/or sub-advisor's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such Strategic Transactions were not used. Risks inherent in the use of options, foreign current and futures contracts and options on futures contracts include (1) dependence on the Advisor's and/or sub-advisor's ability to predict current movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of securities being hedged; (3) the fact that skills need to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for a Portfolio to maintain "cover" or to segregate securities in connection with Strategic Transactions. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchase of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Portfolios may use and some of their risks are described more fully in the Statement of Additional Information. See the Statement of Additional Information.

    Each Portfolio's ability to engage in Strategic Transactions is limited by the requirements of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company. See the Statement of Additional Information.

LINCOLN ADVISOR FUNDS, INC.
200 East Berry Street - Fort Wayne, Indiana  46802

STATEMENT OF ADDITIONAL INFORMATION                         __________________


This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of the Lincoln Advisor Funds, Inc. (the "Fund"), dated March 1, 1996, as amended or supplemented from time to time, and should be read in conjunction with the Fund's Prospectus. The Fund's Prospectus may be obtained by calling the Fund's shareholder services representative at 1-800-9ADVISOR (1-800-923-8476). This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.


CONTENTS


Investment Objectives and Policies ........................................   1
Investment Restrictions ...................................................  23
Management ................................................................  25
Dividends, Distributions and Taxes ........................................  38
Purchase and Redemption of Shares .........................................  44
Execution of Portfolio Transactions .......................................  47
Calculation of Performance Data ...........................................  49
Net Asset Value ...........................................................  52
Shareholder Services ......................................................  54
General Information .......................................................  55
Appendix A - Description of Security Ratings .............................. A-1
Financial Statements ......................................................  58

                       INVESTMENT OBJECTIVES AND POLICIES


    The Fund is an open-end, diversified management investment company consisting of nine separate Portfolios (each a "Portfolio" and collectively the "Portfolios"): the Lincoln Growth and Income Portfolio, the Lincoln Enterprise Portfolio, the Lincoln U.S. Growth Portfolio, the Lincoln World Growth Portfolio, the Lincoln New Pacific Portfolio, the Lincoln Government Income Portfolio, the Lincoln Corporate Income Portfolio, the Lincoln Tax-Free Income Portfolio and the Lincoln Cashfund Portfolio. This Statement of Additional
Information is applicable to all of the Portfolios. Lincoln Investment Management, Inc. (the "Investment Advisor") serves as the Investment Advisor to the Fund. Beutel, Goodman Capital Management serves as the Sub-Advisor for the Lincoln Growth and Income Portfolio; Lynch & Mayer, Inc. serves as the Sub-Advisor for the Lincoln Enterprise Portfolio; Provident Investment Counsel, a wholly owned subsidiary of United Asset Management Corporation, serves as the Sub-Advisor for the Lincoln U.S. Growth Portfolio; Walter Scott & Partners Limited serves as the Sub-Advisor for the Lincoln World Growth Portfolio; and John Govett & Co. Limited, a majority owned indirect subsidiary of the AIB Group of Companies, serves as the Sub-Advisor for the Lincoln New Pacific Portfolio. Each of the foregoing Sub-Advisors are referred to herein as a "Sub-Advisor" or collectively as "Sub-Advisors".


        The Prospectus discusses the Portfolios' investment objectives and the policies followed to achieve those objectives. The following discussion supplements the description of the Portfolios' investment objectives and policies in the Prospectus. Capitalized terms that are not defined herein are defined in the Fund's Prospectus.

LOWER-RATED DEBT SECURITIES

        Each of the Portfolios, except for the Lincoln Government Income Portfolio and the Lincoln Cashfund Portfolio, may purchase lower-rated debt securities which are securities that are rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Corporation ("S&P"). These securities are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See "Description of Security Ratings" herein.

        The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Portfolio to value its portfolio securities and the Portfolio's ability to dispose of these lower-rated debt securities.

        Since the risk of default is higher for lower-quality securities, the Investment Advisor's and/or applicable Sub-Advisor's research and credit analysis is an integral part of managing any securities of this type held by a Portfolio. In considering investments for a Portfolio, the Investment Advisor and /or Sub-Advisor, if any, will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Investment Advisor's and/or Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

        A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

MORTGAGE-BACKED SECURITIES

        Each Portfolio may invest in mortgage-related securities including those representing an undivided ownership interest in a pool of mortgages.

        GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES. Certificates issued by the Government National Mortgage Association ("GNMA") are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

        Principal is paid back monthly by the borrower over the term of the loan. Investment of prepayments may occur at higher or lower rates than the anticipated yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately 9 and 12 years.

        FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. The Federal National Mortgage Association ("FNMA"), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a
corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government.

        As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayments of the underlying pool of mortgages and cannot be predicted.

        OTHER MORTGAGE-BACKED SECURITIES. The Lincoln Government Income, Lincoln Corporate Income and Lincoln Tax-Free Income Portfolios may invest in mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities). These securities include mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") (which include real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986) or mortgage-backed bonds. Each class of bonds in a CMO series may have a different maturity than the other classes of bonds in the series and may bear a different coupon. The different maturities occur because payments of principal, both regular principal payments as well as any prepayments are passed through first to the holders of the class with the shortest maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. As a result, an acceleration in the rate of prepayments may also be associated with declining interest rates, shortening the expected life of each class, with the greatest cash flow impact on those classes with the shortest maturities. Should the rate of prepayments slow down, as may happen in times of rising interest rates, the expected life of each class lengthens, again with the greatest cash flow impact on those classes with the shortest maturities. In the case of some CMO series, each class may receive a different proportion of the monthly interest and principal repayments on the underlying collateral. In these series the classes have proportionally greater interests in principal repayments generally and would be more affected by a change in the rate of prepayments although the percentage impact on those classes consisting mostly of interest payments could be greater.

        ASSET-BACKED SECURITIES. The Lincoln Government Income and Lincoln Corporate Income Portfolios may invest in bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies, or other providers of credit. These securities are often "enhanced" by a bank letter of credit or by insurance coverage provided by an institution other than the issuer; such an enhancement typically covers only a portion of the par value until exhausted. Generally, the originator of the loan or accounts receivable paper sells it to a specially created trust, which repackages it as securities with a term of five years or less. Examples of these types of securities include "certificates for automobile receivables" (commonly referred to as "CARs") and bonds backed by credit card loan receivables (commonly referred to as "plastic bonds"). The loans underlying these securities are subject to prepayments which can decrease maturities and returns. The values of these securities are ultimately dependent upon payment of the underlying loans by individuals, and the holders generally have no recourse against the originator of the loans. Holders of these securities may experience losses or delays in payment if the original payments of principal and interest are not made to the trust with respect to the underlying loans. The values of these securities also may fluctuate due to changes in the market perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loan, or the financial institution providing the credit enhancement.

FOREIGN INVESTMENTS

        The Lincoln World Growth and Lincoln New Pacific Portfolios may invest substantially all of their assets in foreign investments. Certain of the Portfolios may invest the following percentages of their assets in foreign securities: the Lincoln Growth and Income Portfolio (15%), the Lincoln Enterprise Portfolio (15%), the Lincoln U.S. Growth Portfolio (20%) and the Lincoln Tax-Free Income Portfolio (10%). Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

        Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

        Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Investment Advisor or Sub-Advisor will be able to anticipate or counter these potential events.

        The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

        The Portfolios may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

        American Depository Receipts and European Depository Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

        The Lincoln Cashfund Portfolio may invest in certificates of deposit which are issued or guaranteed by banks, including foreign banks. The term "certificate of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. Eurodollars are U.S. dollars deposited in branches of banks outside the United States.

MORTGAGE DOLLAR ROLLS

         Each Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by a Portfolio of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Portfolio being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held, and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs. The Portfolio will place U.S. Government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

OPTIONS ON FOREIGN AND U.S. CURRENCIES AND SECURITIES

         The Portfolios, except for the Lincoln Cashfund Portfolio, may purchase and sell (write) put and call options on securities, although the present intent is to write only covered call options. These covered call options must remain covered so long as a Portfolio is obligated as a writer. A call option written by a Portfolio is "covered" if the Portfolio owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, treasury bills or other high grade, short-term debt obligations in a segregated account with the Fund's Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

        If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option (whether an exchange-traded option or a NASDAQ option) is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of The Options Clearing Corporation (OCC), the Chicago Board of Trade and the Chicago Mercantile Exchange, institutions which interpose themselves between buyers and sellers of options. Technically, each of these institutions assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

        An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or other trading facility will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

        Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

OPTIONS ON STOCK INDICES

        Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash.

        The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

        Except as described below, a Portfolio will write call options on indices only if on such date it holds a portfolio of securities at least equal to the value of the index times the multiplier times the number of contracts. When a Portfolio writes a call option on a broadly-based stock market index, the Portfolio will segregate or put into escrow with the Fund's Custodian, or pledge to a broker as collateral for the option, cash, cash equivalents or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A Portfolio will write call options on broadly-based stock market indices only if at the time of writing it holds a diversified portfolio of stocks.

        If a Portfolio has written an option on an industry or market segment index, it will so segregate or put into escrow with the Fund's Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

        If at the close of business, the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, a Portfolio will segregate, escrow or pledge an amount in cash, Treasury bills or other high grade short-term debt obligations equal in value to the difference. In addition, when a Portfolio writes a call on an index which is in-the-money at the time the call is written, the Portfolio will segregate with the Fund's Custodian or pledge to the broker as collateral, cash, U.S. Government or other high grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if a Portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the

Portfolio  in  cash,   Treasury  bills  or  other  high  grade  short-term  debt
obligations in a segregated account with the Fund's Custodian, it will not be subject to the requirements described in this paragraph.

        RISKS OF OPTIONS ON STOCK INDICES. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. It is the Portfolios' policy to purchase or write options only on indices which include a number of securities sufficient to minimize the likelihood of a trading halt in the index.

        SPECIAL RISKS OF WRITING CALLS ON STOCK INDICES. Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call, the Portfolio would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Portfolio fails to anticipate an exercise it may have to borrow from a bank (in amounts not exceeding 20% of the value of the Portfolio's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

        When a Portfolio has written a call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell securities in its portfolio. As with stock options, a Portfolio will not learn that an index option has been exercised until the day following the exercise date. Unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Portfolio has written is "covered" by an index call held by the Portfolio with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

        OVER-THE-COUNTER OPTIONS AND ILLIQUID SECURITIES. As indicated in the Prospectus, all Portfolios may deal in over-the-counter ("OTC") options. The Portfolios understand the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Portfolios, the Investment Advisor, and the Sub-Advisors disagree with this position and have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. As also indicated in the Prospectus, the Portfolios have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of each Portfolio's portfolio.

        As part of these procedures the Portfolios will engage in OTC options transactions only with primary dealers that have been specifically approved by the Board of Directors of the Fund. The Fund and the Investment Advisor and/or Sub-Advisors believe that the approved dealers should be agreeable and able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Portfolios. The Portfolios anticipate entering into written agreements with those dealers to whom the Portfolios may sell OTC options, pursuant to which the Portfolios would have the absolute right to repurchase the OTC options from such dealers at any time at a price determined pursuant to a formula set forth in certain no action letters published by the SEC staff. A Portfolio will not engage in OTC options transactions if the amount invested by the Portfolio in OTC options plus, with respect to OTC options written by the Portfolio, the amounts required to be treated as illiquid pursuant to the terms of such letters (and the value of the assets used as cover with respect to OTC option sales which are not within the scope of such letters), plus the amount invested by the Portfolio in illiquid securities, would exceed 15% of the Portfolio's total assets. OTC options on securities other than U.S. Government securities may not be within the scope of such letters and, accordingly, the amount invested by a Portfolio in OTC options on such other securities and the value of the assets used as cover with respect to OTC option sales regarding such non-U.S. Government securities will be treated as illiquid and subject to the 15% limitation on the Portfolio's assets that may be invested in illiquid securities. See "Illiquid Investments" herein.

FUTURES CONTRACTS AND OPTIONS THEREON

        A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." In the case of options on futures contracts, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant security or index on the date the option expires.

        Each Portfolio, except the Lincoln Cashfund Portfolio, intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held by the Portfolio or which the Portfolio intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC"). Additionally, the Portfolios, except for the Lincoln Cashfund Portfolio, may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in a Portfolio's portfolio securities alone.

        RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Portfolio is subject to the ability of the Portfolio's Investment Advisor or Sub-Advisor to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

        Although certain Portfolios will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Portfolio could not close a futures position and the value of such position declined, the Portfolio would be required to continue to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.


        The hours of trading of futures contracts may not conform to the hours during which a Portfolio may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures market.

        FOREIGN CURRENCY TRANSACTIONS. The Lincoln Growth and Income Portfolio, the Lincoln Enterprise Portfolio, the Lincoln U.S. Growth Portfolio, the Lincoln World Growth Portfolio, the Lincoln New Pacific Portfolio and the Lincoln Corporate Income Portfolio may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

        The Portfolios' dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Portfolio expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. A Portfolio may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

        When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

        Additionally, when the Investment Advisor and/or applicable Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Portfolio denominated in such foreign currency.

        The Portfolios may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by these Portfolios.

        In connection with purchases and sales of securities denominated in foreign currencies, a Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge". The Investment Advisor and/or Sub-Advisors expect to enter into settlement hedges in the normal course of managing the Portfolios' foreign investments. The Portfolios could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Investment Advisor and/or Sub-Advisor.


        The Portfolios may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge", could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

        Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodian account to cover currency forward contracts. As required by SEC guidelines, the Lincoln Growth and Income Portfolio, the Lincoln Enterprise Portfolio, the Lincoln U.S. Growth Portfolio, the Lincoln World Growth Portfolio, the Lincoln New Pacific Portfolio and the Lincoln Corporate Income Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolios will not segregate assets to cover forward contracts, including settlement hedges, position hedges, and proxy hedges. Successful use of forward currency contracts will depend on the Investment Advisor's and/or Sub-Advisors' skill in analyzing and predicting currency values. Forward contracts may substantially change the Portfolios' investment exposure to changes in currency exchange rates, and could result in losses to the Portfolios if currencies do not perform as the Investment Advisor and/or Sub-Advisors anticipate. For example, if a currency's value rose at a time when the Investment Advisor and/or applicable Sub-Advisor had hedged a Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the Investment Advisor and/or applicable Sub-Advisor hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Investment Advisor and/or Sub-Advisor increases a Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the Investment Advisor's and/or Sub-Advisors' use of forward currency contracts will be advantageous to the Portfolios or that it will hedge at an appropriate time.

FOREIGN CURRENCY OPTIONS

        The Lincoln Growth and Income Portfolio, the Lincoln Enterprise Portfolio, the Lincoln U.S. Growth Portfolio, the Lincoln World Growth Portfolio, the Lincoln New Pacific Portfolio and the Lincoln Corporate Income Portfolio may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

        The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

        There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

FOREIGN CURRENCY CONVERSION

        Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Lincoln Growth and Income Portfolio, the Lincoln Enterprise Portfolio, the Lincoln U.S. Growth Portfolio, the Lincoln World Growth Portfolio, the Lincoln New Pacific Portfolio and the Lincoln Corporate Income Portfolio at one rate, while offering a lesser rate of exchange should those Portfolios desire to resell that currency to the dealer.

COMBINED TRANSACTIONS

         Each Portfolio, except for the Lincoln Cashfund Portfolio, may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Investment Advisor and/or Sub-Advisor, it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Advisor's and/or Sub-Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

         Each Portfolio, except for the Lincoln Cashfund Portfolio, may enter interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Investment Advisor and the Portfolio believe such obligations do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Investment Advisor and/or Sub-Advisor. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

EURODOLLAR INSTRUMENTS

         The Portfolios (other than the Lincoln Tax-Free Income Portfolio and the Lincoln Cashfund Portfolio) may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

LENDING OF PORTFOLIO SECURITIES

        As discussed in the Prospectus, each Portfolio has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed one-third of a Portfolio's total assets. A Portfolio may not lend its portfolio securities to Lincoln National Corporation or its affiliates unless it has applied for and received specific authority from the SEC. Loans of securities by the Portfolios will be collateralized by cash, letters of credit or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund or with Lincoln National Corporation, and which is acting as a "finder".

        In lending its portfolio securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term

                                      -14
instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the Portfolio must receive at least 102% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the loaned securities rises above the level of such collateral;
(c) the Portfolio must be able to terminate the loan at any time; (d) the Portfolio must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

WHEN-ISSUED SECURITIES

        As discussed in the Prospectus, the Portfolios may purchase securities on a "when-issued" basis. When a Portfolio agrees to purchase securities, the Portfolio's Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Portfolio may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. No Portfolio intends to purchase "when-issued" securities for speculative purposes but only in furtherance of its investment objective. Because a Portfolio will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Portfolio's liquidity and the ability of the Investment Advisor or Sub-Advisor to manage the Portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

        When a Portfolio engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

MONEY MARKET INSTRUMENTS

        With regard to the Lincoln Cashfund Portfolio, investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from a nationally recognized statistical rating organization ("NRSRO") in the case of single-rated securities; or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs or (iii) do not possess a rating (i.e., are unrated) but are determined by the Investment Advisor to be of comparable quality to the rated instruments eligible for purchase by the Portfolio under the guidelines adopted by the Board of Directors (collectively, "Eligible Securities"). A security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Investment Advisor to be comparable in priority and security to the obligation selected for purchase by the Lincoln Cashfund Portfolio.

        A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, are determined by the Investment Advisor to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Investment Advisor. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has a remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

        Eligible Securities include First Tier Securities and Second Tier Securities. First Tier Securities include those that possess a rating in the highest category in the case of a single-rated security or at least two ratings in the highest rating category in the case of multiple-rated securities or, if the securities do not possess a rating, are determined to be of comparable quality by the Advisor pursuant to the guidelines adopted by the Board of Directors. Second Tier Securities are all other Eligible Securities.

        The Lincoln Cashfund Portfolio will not invest more than 5% of its total assets in the First Tier Securities of any one issuer, except that the Portfolio may invest more than 5% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days. In addition, the Portfolio may not invest more than 5% of its total assets in Second Tier Securities, with investment in the Second Tier Securities of any one issuer further limited to the greater of 1% of the Portfolio's total assets or $1.0 million. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Portfolio's net asset value or a subsequent change in a security's qualification as a First Tier or Second Tier Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Portfolio's assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations.

        Under the guidelines adopted by the Fund's Board of Directors and in accordance with Rule 2a-7 under the Investment Company Act, the Investment Advisor and/or Sub-Advisor, if any, may be required to promptly dispose of an obligation held in the Portfolio's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

        The Appendix to this Statement of Additional Information identifies each NRSRO which may be utilized by the Investment Advisor with regard to portfolio investments for the Portfolio and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

        The Lincoln Cashfund Portfolio may invest, and each of the other Portfolios may invest for defensive purposes, in corporate and government bonds and notes and money market instruments. Money market instruments in which the Portfolios may invest include U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

BANK OBLIGATIONS

        Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks; time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

        Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

        Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

        In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the Investment Advisor and/or Sub-Advisors will carefully evaluate such investments on a case-by-case basis.

        Savings and loan associations whose CDs may be purchased by the Portfolios are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. Government. As a result, such savings and loan associations are subject to regulation and examination.

REVERSE REPURCHASE AGREEMENTS

        All Portfolios are authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by a Portfolio and its agreement to repurchase the security at a specified time and price. A Portfolio will maintain in a segregated account with the Fund's Custodian cash, cash equivalents or U.S. Government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act, reverse repurchase agreements may be considered borrowings by a Portfolio; accordingly, each Portfolio will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Portfolio creates leverage which increases the Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, a Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

"ROLL" TRANSACTIONS

        Each Portfolio may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which a Portfolio may receive a fee) to purchase similar, but not identical, securities at a future date. Under the Investment Company Act, these transactions may be considered borrowings by the Portfolios; accordingly, each Portfolio will limit its use of these transactions, together with any other borrowings, to no more than one-third of its total assets. The Portfolios will segregate liquid assets such as cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Portfolio's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Portfolio temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of a Portfolio's portfolio securities decline while the Portfolio is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As a Portfolio's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

REPURCHASE AGREEMENTS

        The Portfolios may additionally engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The Portfolios will enter into repurchase agreements with respect to their portfolio securities with member banks of the Federal Reserve System or primary government securities dealers recognized by the Federal Reserve Bank of New York. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price, including accrued interest earned on the underlying securities.

        Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Portfolio's ability to dispose of the underlying securities. The Investment Advisor and/or Sub-Advisors, acting under the supervision of the Fund's Board of Directors, review the creditworthiness of those banks and dealers with which the Portfolios enter into repurchase agreements to evaluate these risks, and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the collateral is maintained at the required level.

ILLIQUID SECURITIES

        Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Investment Advisor and/or Sub-Advisors determine the liquidity of the Portfolios' securities and monitors trading activity in illiquid securities. In determining the liquidity of a Portfolio's securities, the Investment Advisor and/or Sub-Advisors may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Securities currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payments of principal and interest within seven days, loans and other direct debt instruments, over-the-counter options, non-government stripped fixed-rate mortgage-backed securities, and certain restricted securities and government-stripped fixed-rate mortgage backed securities determined by the Investment Advisor and/or Sub-Advisors to be illiquid. Rule 144A securities for which a market exists will not be considered illiquid securities. In the absence of market quotations, illiquid securities are priced at fair value as determined in good faith by the Pricing Committee of the Board of Directors.

VARIABLE AND FLOATING RATE NOTES

        Variable rate master demand notes, in which the Portfolios may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. A Portfolio will not invest over 5% of its assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

        A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Portfolio will be determined by the Portfolio's Investment Advisor and/or Sub-Advisor, if any, under guidelines established by the Fund's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Portfolio's investment policies. In making such determinations, the Investment Advisor and/or Sub-Advisor, if any, will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Portfolio, the Portfolio may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

        With respect to the Lincoln Cashfund Portfolio, variable or floating rate notes with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

                         (1) A note that is issued or  guaranteed  by the United
                States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than 397 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

                         (2) A variable rate note, the principal amount of which
                is scheduled on the face of the instrument to be paid in one year or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

                         (3) A  variable  rate note that is  subject to a demand
                feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

                         (4) A  floating  rate note that is  subject to a demand
                feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

        As used above, a note is "subject to a demand feature" where the Portfolio is entitled to receive the principal amount of the note either at any time on no more than thirty days' notice or at specified intervals not exceeding one year and upon no more than 30 days notice.

        Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Portfolio's total assets only if such notes are subject to a demand feature that will permit the Portfolio to demand payment of the Principal within seven days after demand by the Portfolio. If not rated, such instruments must be found by the Portfolio's Investment Advisor and/or Sub-Advisor, if any, under guidelines established by the Fund's Board of Directors, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. For a description of the rating symbols of S&P and Moody's used in this paragraph, see the Appendix. The Portfolio may also invest in Canadian Commercial Paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

MUNICIPAL SECURITIES

        Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed intercity rail facilities, governmentally-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately-operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain facilities for water supply. Other private activity bonds and industrial development bonds issued to finance the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior federal tax law. The Lincoln Tax-Free Income Portfolio may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of "substantial users". See "Additional Tax Information Concerning the Lincoln Tax-Free Income Portfolio."

        The Lincoln Tax-Free Income Portfolio may also acquire "moral obligation" issues, which are normally issued by special purpose authorities, and other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. The Portfolio may purchase short-term tax-exempt General Obligations Notes, Tax Anticipation Notes, Bond Anticipation Notes,
Revenue Anticipation Notes, Project Notes, and other forms of short-term tax-exempt loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligations with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

        The Lincoln Tax-Free Income Portfolio may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal  payments,  or both, on Municipal  Securities,  provided  that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Portfolio may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Portfolio in connection with the arrangement. The Portfolio will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interest is exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

        Information about the financial condition of issuers of Municipal Securities may be less available than about corporations with a class of securities registered under the Securities Exchange Act of 1934.

PUTS

        The Lincoln Tax-Free Income Portfolio may acquire "puts" with respect to Municipal Securities held in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Portfolio may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

        The amount payable to the Lincoln Tax-Free Income Portfolio upon its exercise of a "put" is normally (i) the Portfolio's acquisition cost of the Municipal Securities (excluding any accrued interest which the Portfolio paid on acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

        Puts may be used to facilitate the reinvestment of the Portfolio's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Portfolio's assets. See "Variable and Floating Rate Notes" and "Net Asset Value."

PORTFOLIO TURNOVER

        While the Portfolios do not intend to trade in securities for short-term profits, securities may be sold without regard to the amount of time they have been held by a Portfolio when warranted by the circumstances. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a year by the monthly average value of portfolio securities for that year. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. A portfolio turnover rate of 100% would occur, for example, if all the securities in the Portfolio's portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

                             INVESTMENT RESTRICTIONS

        Each Portfolio has adopted policies and investment restrictions. The investment restrictions numbered 1 through 9 may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the Investment Company Act as the vote of the lesser of
(i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. Investment restrictions numbered 10 through 12 may be changed by the vote of a majority of the Board of Directors.

        Each Portfolio normally may not:

                         1. Purchase any security (other than obligations of the
                U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Portfolio's total assets, more than 5% of the Portfolio's assets (determined at the time of investment) would then be invested in securities of a single issuer;

                         2. Purchase any securities  (other than  obligations of
                the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Portfolio's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason). Foreign governments, including agencies and instrumentalities thereof, and each of the electric utility, natural gas distribution, natural gas pipeline, combined electric and natural gas utility, and telephone industries shall be considered as a separate industry for this purpose;

                         3. Buy or sell real estate, interests in real estate or
                commodities or commodity contracts; however, the Portfolio may invest in debt securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) and financial futures contracts and options thereon;

                         4. Engage in the business of underwriting securities of
                other issuers, except to the extent that the disposal of an investment position may technically cause the Fund to be considered an underwriter as that term is defined under the Securities Act of 1933, as amended;

                         5. Make loans in an aggregate amount in excess of one-third of the Portfolio's total assets, taken at the time any loan is made, provided that entering into certain repurchase agreements and purchasing debt securities shall not be deemed loans for the purposes of this restriction;

                         6. Make short sales of  securities  or maintain a short
                position if, when added together, more than 25% of the value of the Portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales;

                         7. Borrow  money,  except from banks for  temporary  or
                emergency purposes not in excess of one-third of the value of the Portfolio's assets, and except that the Portfolio may enter into reverse repurchase agreements and engage in "roll"
                transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Portfolio may not exceed one-third of the Portfolio's total assets. Notwithstanding the above, Lincoln Cashfund Portfolio will not borrow money in excess of 5% (taken at the lower of cost or current value) of its total assets (not including amounts borrowed), will not purchase equity securities or rights or warrants to acquire equity securities, and will not write or purchase options;

                         8. Invest in securities of other  investment  companies
                except as may be acquired as part of a merger, consolidation, reorganization or acquisition of assets and except that each of the Portfolios other than the Lincoln Cashfund Portfolio may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any investment company or invest more than 10% of its total assets in the securities of other investment companies;

                         9. Make investments for the purpose of exercising control or management;

                         10. Invest in securities of any issuer if, to the knowledge of the Portfolio, any officer or director of the Fund or the Investment Advisor or the Fund's Sub-Advisor owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

                         11. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old. In the case of the Lincoln Tax-Free Income Portfolio, the Portfolio will not purchase any security if as a result the Portfolio would then have more than 5% of its total assets (determined at the time of investment) invested in industrial development revenue bonds when the private entity on whose credit the security is based directly or indirectly is less than three years old (including predecessors); or

                         12. Purchase  illiquid  securities or other  securities
                that are not readily marketable if more than 10% of the total assets of the Portfolio would be invested in such securities, which include: (1) repurchase agreements with maturities greater than seven calendar days; (2) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (3) over-the-counter options; (4) variable rate demand notes with a demand period of more than seven days; (5) time deposits maturing in more than seven calendar days; (6) certain Rule 144A restricted securities; and (7) foreign securities not traded on a recognized domestic or foreign exchange, to the extent a liquid secondary market does not exist for such instruments.

         In order to comply with certain state "blue sky" restrictions, each Portfolio will not as a matter of operating policy:

                         1. Invest in oil, gas and mineral leases or programs;

                         2. Purchase warrants if as a result the Portfolio would
                then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the Fund's net assets (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value;

                         3. In connection  with  investment  restriction  number
                eight above, invest in securities issued by other investment companies without waiving the advisory fee on that portion of its assets invested in such securities; or

                         4. Purchase puts, calls,  straddles,  spreads,  and any
                combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

                                   MANAGEMENT

Directors and Officers


*PRISCILLA S. BROWN (37), President (6/94 - present) (formerly Vice President 9/93 - 6/94) and Director (8/93 present) of the Fund. President and Director (6/94 - present) of LNC Equity Sales Corporation. Formerly Vice President (3/91
- 6/94) of Lincoln Investment Management, Inc.

RICHARD M. BURRIDGE (65), Director (9/93 - present) of the Fund. Director (since
1972); President (since March 1986) of The Burridge Group, Inc. (investment management); Director of Computer Access International, Inc., Cincinnati Financial Corporation, Lincoln National Convertible Securities Fund, Inc., Lincoln National Income Fund, Inc. and St. Joseph Light and Power Company; Chairman of the Board of Fort Dearborn Income Securities, Inc.

JORGE G. CASTRO (37),  Director (9/93 - present) of the Fund.  Principal  (since
1990) of CIC Asset  Management,  Inc.  (investment  management);  Trustee (since
1993) of Milton Academy.

ADELA CEPEDA (36), Director (9/93 - present) of the Fund. Founder and Managing Director of Abacus Financial Group, Inc. (since 1991).

ROGER J. DESHAIES (44),  Director (9/93 - present) of the Fund.  Director (since
1992);  Senior  Vice  President-Finance   (1990-present)  of  Parkview  Memorial
Hospital, Fort Wayne, Indiana.


----------------------

*       "Interested" Director as defined in the Investment Company Act.

CHARLES G. FREUND (70),  Director (9/93 - present) of the Fund.  Director (since
1972); Chairman of the Board (July 1987-April 1989 and since July 1989) (previously, Chairman of the Executive Committee (July 1987-July 1989)) of First National Bank of Lincolnshire; Director of Lincoln National Convertible Securities Fund, Inc., and Mathers Fund, Inc.

*PHILIP L. HOLSTEIN (41), Director (9/93 - present) of the Fund. President (since 1982) of The Holstein Company, Inc. (financial services); Vice President (since 1992) of The Morgan Financial Group, Inc.; Registered PrincipalSales Coordinator (since 1985) of LNC Equity Sales Corporation; Agent (since 1982) of Lincoln National Life Insurance Company.

*H. THOMAS MCMEEKIN (42), Director (6/94 - present) of the Fund. President (5/94
- present) and Director (5/91 present), Lincoln Investment Management, Inc.; Executive Vice President (5/94 - present), (formerly Senior Vice President 11/92
- 5/94) Lincoln National Corporation; President (5/94 - present) and Director (5/90 - present), Lincoln Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc.

BARBARA A. PECK (46), Director (9/93 - present) of the Fund. Assistant Dean of Academic Administration for the College of Business Administration at the University of Illinois at Chicago ("UIC") (since May 1993); lecturer in Accounting Department of the College of Business Administration at UIC (since August 1991); accounting lecturer at Northwestern University's University College (since June 1990).

        The officers conduct and supervise the daily business operations of the Portfolios, while the Directors, in addition to their functions set forth under "Management" in the Prospectus, review such actions and decide on general policy.

        Pursuant to the Investment Advisory Agreement with the Fund, the Investment Advisor pays compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Investment Advisor.


        The Fund pays each of its Directors who is not an affiliated person of the Fund estimated annual compensation of $13,000 in addition to certain out-of-pocket expenses.


        Mmes. Cepeda and Peck and Messrs. Burridge, Castro, Deshaies and Freund serve as members of the Fund's Audit Committee which is comprised of Directors who are not interested persons of the Fund. Mr. Freund is the Chairperson of the Audit Committee. The committee will meet at least annually with each Portfolio's independent accountants and officers to review distribution activities and Rule 12b-1 expenditures, accounting principles used by each Portfolio and the adequacy of each Portfolio's internal controls.

        The Investment/Pricing Committee performs interim functions for the Board of Directors including dividend declaration and portfolio pricing matters. Members are Mmes. Cepeda and Peck and Messrs. Burridge, Castro, Deshaies and Freund. Mr. Burridge is the Chairperson of the Investment/Pricing Committee.

----------------------

*       "Interested" Director as defined in the Investment Company Act.

        Responsibilities of the Nominating Committee of the Fund include recommending a slate of Directors; preparing for and recommending replacements for any vacancies in Directors' positions; and initial review of policy issues regarding the size, composition and compensation of the Board. Members of the Nominating Committee are Mmes. Cepeda and Peck and Messrs. Burridge, Castro, Deshaies and Freund. Ms. Cepeda is the Chairperson of the Nominating Committee.


                                    Officers

Priscilla S. Brown                                      President
JoAnn E. Becker                                         Vice President
David A. Berry                                          Vice President
Dennis A. Blume                                         Vice President
Steven R. Brody                                         Vice President, Treasurer and Chief Financial Officer
Ann L. Warner                                           Vice President
C. Suzanne Womack                                       Secretary
David G. Humes                                          Assistant Vice President  and Chief Accounting Officer
Brian S. Becher                                         Assistant Secretary
Robert K. Gongwer                                       Assistant Secretary
Kharis K. Roach                                         Assistant Secretary
Cynthia A. Rose                                         Assistant Secretary
Walter W. Bonham, Jr.                                   Assistant Treasurer
Eldon J. Summers                                        Assistant Treasurer


PRINCIPAL HOLDERS OF SECURITIES


    As of February 1, 1996, the officers and Directors of the Funds, as a group, owned less than 1% of the outstanding shares of each Fund.

         Listed below are the shareholders of record who held 25% or more of the outstanding shares of each Class as of February 1, 1996.


PORTFOLIO                                  NAME AND ADDRESS OF SHAREHOLDER                    PERCENT HELD
---------                                  -------------------------------                    ------------
Lincoln Growth and Income Portfolio        Lincoln National Life Insurance Co.                    83.73
(Class A)                                  1300 South Clinton St.
                                           Fort Wayne, IN  46801
Lincoln Growth and Income                  None
Portfolio (Class B)
Lincoln Growth and Income                  None
Portfolio (Class C)


PORTFOLIO                                  NAME AND ADDRESS OF SHAREHOLDER                PERCENT HELD
---------                                  -------------------------------                ------------
Lincoln Growth and Income                  Federated Life Insurance Co.                           100.00
Portfolio (Class D)                        Attn.: Tom Koch
                                           121 E. Park Sq.
                                           Owatonna, MN 55060
Lincoln Enterprise Portfolio               American States Insurance Co.                          73.41
(Class A)                                  Attn.: Corporate Accounting P/C
                                           David Rogers
                                           500 North Meridian St.
                                           Indianapolis, IN  46207
Lincoln Enterprise Portfolio               None
(Class B)
Lincoln Enterprise Portfolio               John Robertson Plumbing Inc.                           41.54
(Class C)                                  PO Box 118
                                           Burlington, KY  41005
Lincoln Enterprise Portfolio               NBD Bank                                               100.00
(Class D)                                  Trst Motor Wheel Corp.
                                           Box 771072
                                           Detroit, MI  48277-1072
Lincoln U.S. Growth Portfolio (Class A)    American States Insurance Co.                          89.62
                                           Attn.: Corporate Accounting P/C
                                           David Rogers
                                           500 North Meridian St.
                                           Indianapolis, IN  46207
Lincoln U.S. Growth Portfolio              None
(Class B)
Lincoln U.S. Growth Portfolio              None
(Class C)
Lincoln U.S. Growth Portfolio (Class D)    Federated Life Insurance Co.                           100.00
                                           Attn.: Tom Koch
                                           121 E. Park Sq.
                                           Owatonna, MN  55060
Lincoln World Growth Portfolio (Class A)   Lincoln National Life Insurance Co.                    85.63
                                           1300 South Clinton St.
                                           Fort Wayne, IN  46801
Lincoln World Growth Portfolio (Class B)   None

Lincoln World Growth Portfolio (Class C)   None
Lincoln World Growth Portfolio (Class D)   Lincoln Investment Management, Inc.                    100.00
                                           1300 South Clinton St.
                                           Fort Wayne, IN  46801


PORTFOLIO                                  NAME AND ADDRESS OF SHAREHOLDER                     PERCENT HELD
---------                                  --------------------------------                    ------------
Lincoln New Pacific Portfolio (Class A)    Lincoln National Life Insurance Co.                    84.26
                                           1300 South Clinton St.
                                           Fort Wayne, IN 46801
Lincoln New Pacific Portfolio (Class B)    None
Lincoln New Pacific Portfolio (Class C)    NFSC FBO                                               27.73
                                           Chester M. Boltwood
                                           Karen A. Boltwood
                                           828 Cobblestone Circle
                                           Modesto, CA  95355
Lincoln New Pacific Portfolio (Class D)    Lincoln Investment Management, Inc.                    100.00
                                           1300 South Clinton St.
                                           Fort Wayne, IN  46801
Lincoln Government Income Portfolio        Lincoln National Life Insurance Co.                    98.28
(Class A)                                  1300 South Clinton St.
                                           Fort Wayne, IN 46801
Lincoln Government Income Portfolio        NFSC/FMTC IRA Rollover                                 72.81
(Class B)                                  FBO Lawrence B. Silver, MD
                                           1800 Linglestown Road, Suite 404
                                           Harrisburg, PA  17110
Lincoln Government Income Portfolio        Willard Shivley                                        68.26
(Class C)                                  Carolyn Shivley
                                           6649 E. 150 North St.
                                           Columbia City, IN  46725
Lincoln Government Income Portfolio        Lincoln Investment Management, Inc.                    100.00
(Class D)                                  1300 South Clinton St.
                                           Fort Wayne, IN  46801
Lincoln Corporate Income Portfolio (Class  Lincoln National Life Insurance Co.                    94.88
A)                                         1300 South Clinton St.
                                           Fort Wayne, IN 46801
Lincoln Corporate Income Portfolio (Class  NFSC/FMTC IRA Rollover                                 61.50
B)                                         FBO Lawrence B. Silver, MD
                                           1800 Linglestown Road, Suite 404
                                           Harrisburg, PA  17110
Lincoln Corporate Income Portfolio (Class  Willard Shivley                                        94.99
C)                                         Carolyn Shivley
                                           6649 E.  150 North St.
                                           Columbia City, IN  46725
Lincoln Corporate Income Portfolio (Class  Federated Life Insurance Co.                           100.00
D)                                         Attn.: Tom Koch
                                           121 E. Park Square
                                           Owatonna, MN  55060

                                      -29-


PORTFOLIO                                  NAME AND ADDRESS OF SHAREHOLDER                    PERCENT HELD
---------                                  -------------------------------                    ------------
Lincoln Tax-Free Income                    American States Insurance Co.                          97.14
Portfolio (Class A)                        Attn.: Cooperate Accounting P/C
                                           David Rogers
                                           500 North Meridian St.
                                           Indianapolis, IN  46207
Lincoln Tax-Free Income Portfolio (Class   Jean Stone                                             38.40
B)                                         1360 Summitridge Place
                                           Beverly Hills, CA  90210
Lincoln Tax-Free Income Portfolio (Class   Lincoln Investment Management, Inc.                    61.85
C)                                         1300 South Clinton St.
                                           Fort Wayne, IN  46801
Lincoln Tax-Free Income Portfolio (Class   None
D)
Lincoln Cashfund Portfolio                 Lincoln National Life Insurance Co.                    31.66
(Class A)                                  1300 South Clinton St.
                                           Fort Wayne, IN 46801

         Listed below are the shareholders who held at least 5% but less than 25% of the outstanding shares of each Class as of February 1, 1996.



PORTFOLIO                                           NAME AND ADDRESS OF SHAREHOLDER                  PERCENT HELD
---------                                           -------------------------------                  ------------
Lincoln Growth and Income Portfolio (Class A)       None

Lincoln Growth and Income Portfolio (Class B)       NFSC FMTC IRA Rollover                                24.06
                                                    FBO Lawrence B. Silver
                                                    Harrisburg, PA 17110

                                                    NFSC FMTC IRA Rollover                                10.07
                                                    FBO Albert L. Wedner
                                                    7453 Light House Point
                                                    Pittsburgh, PA 15221

                                                    Marlin and Jeanne Drake                               6.40
                                                    11595 N. Meridian St. Suite 250
                                                    Carmel, IN  46032

                                                    Carl W. Niderwimmer                                   5.13
                                                    301 NW 73rd Terrace
                                                    Gladstone, MD 64118


PORTFOLIO                                           NAME AND ADDRESS OF SHAREHOLDER                  PERCENT HELD
---------                                           -------------------------------                  ------------
Lincoln Growth and Income Portfolio                 NFSC FBO                                              21.71
(Class C)                                           Robert F. Bossi and
                                                    Francene M. Bossi
                                                    401 Key West Dr.
                                                    Charlottesville, VA 22901

                                                    NFSC                                                  15.98
                                                    FBO Patricia A. Godfrey
                                                    1822 6th Ave West
                                                    Bradenton, FL 34202

                                                    NFSC                                                  8.51
                                                    FBO John A. Storey
                                                    4699 Sandpiper LN
                                                    Hoover, AL  35244

                                                    NFSC                                                  7.22
                                                    FBO Garold A. Nest
                                                    Harrisville, MO 64701

                                                    NFS FBO                                               7.15
                                                    Chester M. Boltwood
                                                    Karen A. Boltwood
                                                    828 Cobbelstone Circle
                                                    Modestor, CA 95355

                                                    Fred and Teresa Farah                                 6.01
                                                    1204 Chamberlain
                                                    Memphis, TN  38119

Lincoln Growth and Income Portfolio (Class D)       None

Lincoln Enterprise Portfolio (Class A)              None

Lincoln Enterprise Portfolio (Class B)              Marlin and Jeanne Drake                               17.36
                                                    11595 N. Meridian St. Suite 250
                                                    Carmel, IN  46032

                                                    NFSC FBO, NFSC/FMTC IRA                               7.41
                                                    FBO Lawrence B. Silver, MD
                                                    1800 Linglestown Road, Suite 404
                                                    Harrisburg, PA 17110

Lincoln Enterprise Portfolio (Class C)              Marlin and Jeanne Drake                               14.70
                                                    11595 N. Meridian St. Suite 250
                                                    Carmel, IN  46032

                                                    NFSC                                                  10.46
                                                    FBO Garold A. Nest
                                                    105-B Westwall Street
                                                    Harrisonville, MO 64701


PORTFOLIO                                           NAME AND ADDRESS OF SHAREHOLDER                  PERCENT HELD
---------                                           -------------------------------                  ------------
                                                    Paul E. Moberg                                        6.28
                                                    62 Hall Rd.
                                                    Hampton, VA  23664

Lincoln Enterprise Portfolio (Class D)              None

Lincoln U.S. Growth Portfolio (Class A)             None

Lincoln  U.S. Growth Portfolio (Class B)            NFSC FMTC IRA Rollover                                19.71
                                                    FBO Lawrence B. Silver
                                                    1800 Linglestown Rd. Suite 404
                                                    Harrisburg, PA 17110

                                                    Marlin and Jeanne Drake                               17.40
                                                    11595 N. Meridian St. Suite 250
                                                    Carmel, IN  46032

                                                    Marlene M. Clark                                      8.50
                                                    1536 Kensington Ln
                                                    Lancaster, OH 43130

                                                    LR Brown                                              5.83
                                                    1201 Winner Ave.
                                                    Huntsville, AL 35805

Lincoln U.S. Growth Portfolio (Class C)             NFSC                                                  14.12
                                                    FBO Garold A. Nest
                                                    105-B Westwall Street
                                                    Harrisonville, MO 64701

                                                    NFSC FBO                                              12.60
                                                    Lionel R. & Anne L. Felteau
                                                    1578 Greyson Ridge
                                                    Marietta, GA  30062

                                                    Senen S. Santos                                       11.13
                                                    Cust. Imelda May Cardona
                                                    2109 Charlemagne Ave.
                                                    Long Beach, CA 90615

                                                    Paul E. Moberg                                        10.79
                                                    62 Hall Rd.
                                                    Hampton, VA  23664

                                                    Susan W. Horne                                        8.64
                                                    2412 Catherine Drive
                                                    Burlington, NC 27215

                                                    Marlin and Jeanne Drake                               6.43
                                                    11595 N. Meridian St. Suite 250
                                                    Carmel, IN  46032

Lincoln U.S. Growth Portfolio (Class D)             None

Lincoln World Growth Portfolio (Class A)            None


PORTFOLIO                                           NAME AND ADDRESS OF SHAREHOLDER                  PERCENT HELD
---------                                           -------------------------------                  ------------
Lincoln World Growth Portfolio (Class B)            NFSC FBO, NFSC/FMTC IRA                               12.27
                                                    FBO Lawrence B. Silver, MD
                                                    1800 Linglestown Road, Suite 404
                                                    Harrisburg, PA 17110

                                                    Carl W. Niederwimmer                                  6.92
                                                    201 NW 73rd Terrace
                                                    Gladstone, MD 64118

                                                    NFSC FBO                                              5.08
                                                    Joan Miller
                                                    4917 Waterfowl Way
                                                    Rockville, MD 20853

Lincoln World Growth Portfolio (Class C)            NFSC FBO                                              24.72
                                                    John Robertston
                                                    Trst John Robertson Plumbing Inc.
                                                    PO Box 118
                                                    Burlington, KY 41005

                                                    NFSC FBO                                              23.47
                                                    Chester M. Boltwood
                                                    Karen A. Boltwood
                                                    828 Cobblestone Circle
                                                    Modesto, CA 95355

                                                    NFSC                                                  10.33
                                                    FBO Garold A. Nest
                                                    105-B Westwall Street
                                                    Harrisonville, MO 64701

                                                    Paul E. Moberg                                        7.90
                                                    62 Hall Rd.
                                                    Hampton, VA  23664

                                                    Susan W. Horne                                        6.73
                                                    2412 Catherine Dr.
                                                    Burlington, NC 27215

                                                    Eileen Shiman                                         6.00
                                                    3625 Yale Drive
                                                    Santa Rosa, CA 95405

Lincoln World Growth Portfolio (Class D)            None

Lincoln Government Income Portfolio                 None
(Class A)

Lincoln Government Income Portfolio                 Irene E. Hall                                         8.26
(Class B)                                           5503 Monticello Ave.
                                                    Dallas, TX  75206


PORTFOLIO                                           NAME AND ADDRESS OF SHAREHOLDER                  PERCENT HELD
---------                                           -------------------------------                  ------------
                                                    NFSC FBO                                              5.14
                                                    Geraldine W. Nixon
                                                    1577 Galor Circle
                                                    Smyrna, GA  30080

Lincoln Government Income Portfolio                 William H. Lambert                                    16.63
(Class C)                                           7775 Chaple Ridge
                                                    Memphis, TN 38018
                                                    Eileen Shiman                                         14.99
                                                    3625 Yale Drive
                                                    Santa Rosa, CA 95405

Lincoln Government Income Portfolio                 None
(Class D)

Lincoln Tax-Free Portfolio (Class A)                None

Lincoln Tax-Free Portfolio (Class B)                NFSC FBO                                              14.02
                                                    Geraldine W. Nixon
                                                    1577 Gaylor Circle
                                                    Smyrna, GA  30080

                                                    NFSC FBO                                              10.94
                                                    Rand H. Seaman
                                                    PO Box 4129
                                                    Danbury, CT  06813

                                                    NFSC                                                  10.73
                                                    FBO Carrie A. Magee
                                                    671 Metairie Dr., Apt. M
                                                    Greenwood, IN 46143

                                                    NFSC FBO                                              6.06
                                                    Rita J. Obringer
                                                    910 Powers Street
                                                    New Haven, IN 36203

                                                    George A. Ford                                        5.89
                                                    Lorraine B. Ford
                                                    Trustee Ford Family Trust
                                                    3411 Van Buren Avenue
                                                    Ogden, UT 84403

                                                    Clayton L. McKendree                                  5.45
                                                    Stacey G. McKendree
                                                    4051 Ortega Forest Drive
                                                    Jacksonville, FL 32210


PORTFOLIO                                           NAME AND ADDRESS OF SHAREHOLDER                  PERCENT HELD
---------                                           -------------------------------                  ------------
Lincoln Tax-Free Income Portfolio                   NFSC FBO                                              23.32
(Class C)                                           Leonel R. Felteau
                                                    Anne L. Felteau
                                                    1578 Greyson Ridge
                                                    Marietta, GA  30062

                                                    NFSC FBO                                              14.83
                                                    Ella D. McClinca
                                                    254 S. 400 E
                                                    Kaysville, UT 84037

Lincoln Tax-Free Income Portfolio                   None
(Class D)

Lincoln New Pacific Portfolio (Class A)             None

Lincoln New Pacific Portfolio                       NFSC                                                  22.88
(Class B)                                           FBO Lawrence B. Silver
                                                    1800 Linglestown Rd. Suite 404
                                                    Harrisburg, PA 17110

                                                    Kenneth D. Willis, MD                                 8.78
                                                    1506 Olive Drive
                                                    Huntsville, AL 35801

Lincoln New Pacific Portfolio                       NFSC
(Class C)                                           FBO Garold A. Nest                                    20.66
                                                    105-B Westwall St.
                                                    Harrisonville, MO 64701

                                                    Paul E. Moberg                                        20.60
                                                    52 Hull Road
                                                    Hampton, VA  23664

                                                    Charles H. Stevens                                    6.73
                                                    2413 Jenan Road
                                                    Virginia Beach, VA  23454

                                                    Edward K. Robinson                                    5.34
                                                    Dianne McKenzie
                                                    11999 W. Florida
                                                    Boise, ID  83709

Lincoln New Pacific Portfolio                       None
(Class D)

Lincoln Corporate Income Portfolio (Class A)        None

Lincoln Corporate Income Portfolio (Class B)        None

                                      -35-


PORTFOLIO                                           NAME AND ADDRESS OF SHAREHOLDER                  PERCENT HELD
---------                                           -------------------------------                  ------------
Lincoln Corporate Income Portfolio (Class C)        None

Lincoln Corporate Income Portfolio (Class D)        None

Lincoln Cashfund Portfolio (Classes A, B)           None

INVESTMENT ADVISOR

    The investment advisor to all of the Portfolios is Lincoln Investment Management, Inc. ("LIM" or the "Investment Advisor" formerly Lincoln National Investment Management Company), 200 East Berry Street, Fort Wayne, Indiana 46802. LIM was incorporated in Illinois in 1930 and is a wholly-owned subsidiary of Lincoln National Corporation. Lincoln National Corporation, whose principal office is located at 1300 South Clinton Street, Fort Wayne, Indiana, is a publicly-held holding company organized under Indiana law which, through subsidiaries, provides, on a national basis, life insurance and annuities, property-casualty insurance and related services. LIM, a registered investment advisor, receives advisory fees monthly based upon each Portfolio's average daily net assets. See "Management-Investment Advisor" in the Prospectus. The total gross fees (before reimbursement) paid to the Investment Advisor for the fiscal year ended October 31, 1995 and the period ended October 31, 1994, were as follows:

                                                     YEAR ENDED         PERIOD ENDED
        FUND                                       OCTOBER 31, 1995    OCTOBER 31, 1994

Lincoln Growth and Income Portfolio                   $139,813             $ 84,525
Lincoln Enterprise Portfolio                           116,353               75,244
Lincoln U.S. Growth Portfolio                          105,965               68,168
Lincoln World Growth Portfolio                         142,529              111,392
Lincoln New Pacific Portfolio                          119,820              108,975
Lincoln Government Income Portfolio                     33,749               27,383
Lincoln Corporate Income Portfolio                      40,247               28,095
Lincoln Tax-Free Income Portfolio                       31,052               26,794
Lincoln Cashfund Portfolio                              27,946               23,370


        As of December 31, 1995, LIM managed an aggregate of $38 billion in assets, including those of other clients.

        The Investment Advisor also serves as investment advisor to the following registered investment companies: Lincoln National Bond Fund, Inc., Lincoln National Growth Fund, Inc., Lincoln National Income Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Putnam Master Fund, Inc., Lincoln National Social Awareness Fund, Inc., Lincoln National Special Opportunities Fund, Inc., Lincoln National Convertible Securities Fund, Inc. and Lincoln National International Fund, Inc.



    While LIM acts as investment advisor for all of the Portfolios, it is solely responsible for the investment management of the Lincoln Government Income Portfolio, Lincoln Corporate Income Portfolio, Lincoln Tax-Free Income Portfolio and Lincoln Cashfund Portfolio.

SUB-ADVISORS

        The following registered investment advisors serve as Sub-Advisors to the Portfolios indicated: Beutel, Goodman Capital Management serves as Sub-Advisor to the Lincoln Growth and Income Portfolio; Lynch & Mayer, Inc. serves as Sub-Advisor to the Lincoln Enterprise Portfolio; Provident Investment Counsel serves as Sub-Advisor to the Lincoln U.S. Growth Portfolio; Walter Scott & Partners Limited serves as Sub-Advisor of the Lincoln World Growth Portfolio and John Govett & Company Limited serves as Sub-Advisor of the Lincoln New Pacific Portfolio.

        Beutel, Goodman Capital Management. Beutel, Goodman and Company Ltd. was formed in 1967 and is currently one of the largest investment advisory firms in Canada. The firm manages pension investments for a number of fortune 500 companies with Canadian plans. In 1980, the firm established Beutel, Goodman Capital Management, its U.S. affiliate, which manages assets in excess of $1.2 billion.

        Lynch & Mayer, Inc. Dennis Lynch and Eldon Mayer established Lynch & Mayer, Inc. in 1976. Currently the firm manages $6.6 billion in assets for pension funds, foundations, endowments, trusts and high net worth individuals and families. The firm also manages a closed-end convertible security fund which is traded on the New York Stock Exchange. Lynch & Mayer's investment expertise is in equities and convertible securities.

        Provident Investment Counsel. Provident Investment Counsel evolved from a predecessor firm founded in 1951. In February 1995 Provident Investment Counsel was acquired by United Asset Management Corporation, a financial services holding company. For the first twenty years of its history, the firm managed primarily taxable accounts. Since the seventies, the firm has sought non-taxable assets and today approximately 96% of its $17.3 billion of assets under management are non-taxed.

        Walter Scott & Partners Limited. Walter Scott & Partners Limited was founded in 1983. The firm is an investment advisor registered with the Securities and Exchange Commission. The firm's area of expertise is in providing both international and global management of equity securities. The firm manages money for pension funds and foundations of over $2.0 billion for investors in the United Kingdom and United States.


    John Govett & Co. Limited. The London-based investment management firm of John Govett & Co. Limited was established in 1920. In December, 1995, John Govett & Co. Limited was acquired by John Govett Holdings Limited, a majority owned subsidiary of the AIB Group of Companies, and since such date has acted as sub-advisor to the Lincoln New Pacific Portfolio without compensation. John Govett & Co. Limited manages assets of over $5.1 billion for investment trusts, investment companies, mutual funds and pension funds. The firm has other investment offices in Singapore and San Francisco.


CUSTODIAN AND ADMINISTRATOR

        Investors  Bank & Trust  Company  ("Investors  Bank"),  89 South Street,
Boston, MA 02111, serves as Custodian and Administrator for each of the Portfolios. The Fund has entered into separate custodian and administration agreements with Investors Bank. As Custodian, Investors Bank segregates and maintains assets and accounts for the Portfolios. As Administrator, Investors Bank administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, maintains certain records and supplies ordinary clerical, bookkeeping and recordkeeping services. See "Management-Custodian and Administrator" in the Prospectus for further information.

DISTRIBUTOR


        Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103-3682, serves as Distributor of the shares of each of the Portfolios. See "Management - Distributor" in the Prospectus for further information.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES

TAX INFORMATION CONCERNING ALL PORTFOLIOS OF THE FUND

        It is the policy of each Portfolio of the Fund to meet the requirements necessary to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

        In order to qualify as a regulated investment company, each Portfolio must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payment with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Portfolio's assets is represented by cash or cash items (including receivables), United States Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets at the date of purchase and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and limit the range of the Fund's investments. If a Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Portfolio distributes at least 90% of its net investment income (including short-term capital gains) other than long-term capital gains in each year. Each Portfolio intends to make sufficient distributions to shareholders to meet this requirement.

        The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their "capital gain net income" (as defined) for the 1-year period ending on October 31 of such calendar year plus 100% of the prior calendar year's undistributed income (if any). The balance, if any, of such income must be distributed during the next calendar year. For the foregoing purposes, a Portfolio is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year are less than the required amount, that particular Portfolio will be subject to a non-deductible excise tax equal to 4% of the deficiency.

        Shareholders of the Portfolios will generally pay federal income tax on distributions received from the Funds except in the case of dividends from net investment income paid by the Lincoln Tax-Free Income Portfolio as discussed below. Dividends that are attributable to a Portfolio's taxable net investment income will be taxed as ordinary income. Distributions of net capital gain that are designated by a Portfolio as capital gain dividends will generally be taxable as long-term capital gain. Distributions in excess of a Portfolio's current and accumulated earnings and profits will be treated by shareholders receiving such distributions as a return of capital; a return of capital is taxable to shareholder as capital gain to the extent that it exceeds such shareholder's basis in its shares in the Portfolio. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Such shareholders will include qualified retirement plans.

        Certain investments and hedging activities of the Portfolios, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities will be subject to special tax rules. See "Option Transactions," "Straddles" and "Wash Sales" herein. In a given case, these rules may accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Portfolio's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Portfolio.

        Certain securities purchased by the Portfolios (such as STRIPS, CUBES, TRs, TIGRs and CATS), are sold at original issue discount and do not make periodic cash interest payments. A Portfolio will be required to include as part of its current income the imputed interest on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because a Portfolio distributes all of its net investment income to its shareholders (including such imputed interest), the Portfolio may have to sell securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Investment Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.

        The Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or of gross proceeds from redemptions paid to any shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to properly include on his tax return payments of interest or dividends. This withholding, known as backup withholding, is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

        The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of a Portfolio of the Fund. Further tax information regarding the Lincoln Tax-Free Income Portfolio and the Lincoln World Growth and Lincoln New Pacific Portfolios are included in following sections of this Statement of Additional Information. No attempt is made to present a detailed explanation of the federal income tax treatment of each Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of shares of a Portfolio are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state and local taxes.

        The foregoing discussion and the discussion below regarding the Lincoln Tax-Free Income Portfolio and the Lincoln World Growth and Lincoln New Pacific Portfolios are based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action, and such changes may be retroactive.

ADDITIONAL TAX INFORMATION CONCERNING THE LINCOLN TAX-FREE INCOME PORTFOLIO

        The Code permits a regulated investment company which has invested, at the close of each quarter of its taxable year, at least 50% of its assets in tax-free Municipal Securities and other securities exempt from the regular federal income tax to pay exempt-interest dividends to its shareholders. As discussed below, exempt-interest dividends are generally not subject to federal income tax.

        The policy of the Lincoln Tax-Free Income Portfolio is to distribute each year as exempt-interest dividends substantially all the Portfolio's net exempt interest income. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Lincoln Tax-Free Income Portfolio and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Portfolio's taxable year, which does not exceed, in the aggregate, the net interest income from Municipal Securities and other securities exempt from regular federal income tax received by the Portfolio during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio during such year, regardless of the period for which the shares were held.

        Exempt-interest dividends may be treated by the Portfolio's shareholders as items of interest excludable from their gross income under Section 103(a)(1) of the Code. However, each shareholder is advised to consult his or her tax advisor with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a)(1) if such shareholder were treated as a "substantial user" or a "related person" to such user under Section 147(a) with respect to facilities financed through any of the tax-exempt obligations held by the Portfolio. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a)(i) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities or (ii) who occupies more than 5% of the usable area of the facility or (b) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" includes certain related natural persons, affiliated corporations, partners and partnerships.

        Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for purposes of determining liability (if any) for the alternative minimum tax for individuals and corporations. In the case of corporations, all tax-exempt interest dividends will be taken into account in determining adjusted current earnings for the purpose of computing the alternative minimum tax imposed on corporations (as defined for federal income tax purposes).

        The Lincoln Tax-Free Income Portfolio may acquire rights regarding specified portfolio securities under puts. See "Puts." The policy of the Portfolio is to limit its acquisition of puts to those under which the Portfolio will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to the Portfolio. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Portfolio could acquire under the Investment Company Act. Therefore, although the Portfolio will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Portfolio.

        If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders), and Municipal Securities interest income, although not taxable to the Portfolio, would be taxable to shareholders when distributed as dividends.

        The   foregoing  is  only  a  summary  of  some  of  the  important  tax considerations generally affecting purchasers of shares of the Lincoln Tax-Free Income Portfolio.

        Additional tax information concerning all Portfolios is contained in the immediately preceding section of this Statement of Additional Information. No attempt is made to present a detailed explanation of the federal income tax treatment of the Lincoln Tax-Free Income Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning.
Accordingly, prospective purchasers of shares of the Portfolio are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state and local taxes.

ADDITIONAL TAX INFORMATION CONCERNING THE LINCOLN WORLD GROWTH AND LINCOLN NEW PACIFIC PORTFOLIOS

        Gain or loss on the sale or other disposition of foreign currency by the Lincoln World Growth and Lincoln New Pacific Portfolios on a spot (or cash) basis will result in ordinary gain or loss for federal income tax purposes.

        Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) will constitute qualifying income for purposes of the 90% test. However, future Treasury regulations may exclude from qualifying income foreign currency gains not directly related to a Portfolio's business of investing in stock or securities (and may further define those foreign currency transactions that are not directly related).

        Investment by a Portfolio in certain "passive foreign investment companies" could subject the Portfolio to U.S. federal income tax or other charge on distributions received from, or the sale of its investment in, such a company, which tax cannot be eliminated by making distributions to shareholders. If the Portfolios elect to treat a passive foreign investment company as a "qualified electing fund", different rules would apply, although the Portfolios do not expect to be in the position to make such elections.

FOREIGN TAX CREDIT

        Shareholders of the Lincoln World Growth and Lincoln New Pacific Portfolios who are U.S. citizens may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Portfolios. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of a Portfolio's income flows through to its shareholders. A Portfolio's gains from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. With limited exceptions, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Portfolio.

        The foregoing is only a general description of the treatment of foreign withholding or other foreign taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

TAXATION OF SHAREHOLDERS

        Gain or loss on the sale of a security generally will be long-term capital gain or loss if the Portfolio has held the securities for more than one year. Gain or loss on the sale of securities held for not more than one year will be short-term. If one of the Portfolios acquires a debt security at a substantial discount, a portion of any gain upon the sale or redemption will be taxed as ordinary income, rather than capital gain to the extent it reflects accrued market discount. Alternatively, this discount may be accredited as ordinary income on a daily basis rather than recognized at disposition.

        Dividends of net investment income and distributions of net realized short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Dividends received by corporate shareholders will qualify for the dividends-received deduction only to the extent that each of the Equity
Portfolios designates the amount distributed as a dividend and the amount so designated does not exceed the aggregate amount of dividends received by the Portfolio from domestic corporations for the taxable year. The federal dividends-received deduction for corporate shareholders may be further reduced or disallowed if the shares with respect to which dividends are received are treated as debt-financed or are deemed to have been held for less than 46 days.

        Foreign countries may impose withholding and other taxes on dividends and interest paid to the Portfolios with respect to investments in foreign securities. However, certain foreign countries have entered into tax conventions with the U.S. to reduce or eliminate such taxes.

        Distributions of long-term capital gains will be taxable to shareholders as such, whether paid in cash or reinvested in additional shares and regardless of the length of time that the shareholder has held his or her interest in one of the Portfolios. If a shareholder receives a distribution taxable as long-term capital gain with respect to his or her investment in a Portfolio and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

        If a shareholder (a) incurs a sales charge or in acquiring or redeeming shares of one of the Portfolios, (b) disposes of those shares and acquires within 90 days after the original acquisition or (c) acquires within 90 days of the redemption those shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of reinvestment right (i.e., an exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the other applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

        Investors considering buying shares of one of the Portfolios just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Portfolio shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment. This is of particular concern for investors in the Equity Portfolios since these Portfolios may make distributions on an annual basis.

OPTIONS TRANSACTIONS

        The tax consequences of options transactions entered into by the Portfolios will vary depending on the nature of the underlying security and whether the "straddle" rules, discussed separately below, apply to the transaction. When a Portfolio writes a call or put option on a debt security, it will receive a premium that will, subject to the "section 1256 contract" and straddle rules discussed below, be treated as follows for tax purposes. If the option expires unexercised, or if a Portfolio entered into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of the closing purchase transaction exceeds the amount of the premium) without regard to any unrealized gain or loss on the underlying security. Any such gain or loss will be short-term capital gain or loss, except that any loss on a "qualified" covered call option not treated as part of a straddle may be treated as long-term capital loss. If a call option written by a Portfolio is exercised, the Portfolio will recognize a capital gain or loss from the sale of the underlying security, and will treat the premium as additional sales proceeds. Whether the gain or loss will be long-term or short-term will depend on the holding period of the underlying security. If a put option written by a Portfolio is exercised, the amount of the premium will reduce the tax basis of the security the Portfolio then purchases.

STRADDLES

        The Code contains rules applicable to "straddles", that is, "offsetting positions in actively traded personal property." Such personal property includes offsetting puts of the same class, section 1256 contracts or other investment contracts. Where applicable, the straddle rules generally override the other provisions of the Code. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain covered call options would not be treated as part of a straddle). The Portfolios, except for Lincoln Cashfund Portfolio, are authorized to enter into covered call and covered put positions. Depending on what other investments are held by a Portfolio, at the time it enters into one of the above transactions, the Portfolio may create a straddle for purposes of the Code.

WASH SALES

        "Wash sale" rules will apply to prevent the recognition of loss with respect to a position where an identical or substantially identical position has been acquired thirty days prior to or thirty days after the date of the loss.

        The foregoing is only a summary of certain federal tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.


                        PURCHASE AND REDEMPTION OF SHARES


    The Portfolios (other than the Lincoln Cashfund Portfolio) issue the following classes of shares: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, Class C shares are sold to investors choosing the annual distribution fee alternative and Class D shares are sold to investors choosing the no sales charge alternative and are only available to retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business (and rollover individual retirement accounts from such plans), as well as insurance companies (including both general and separate accounts), affiliates of insurance companies and investment companies registered under the Investment Company Act of 1940. The Lincoln Tax-Free Income Portfolio does not presently intend to offer Class D shares. The four classes of shares bear their own expenses under the Plan of Distribution and have separate exchange privileges. See "Distributor" and "Exchange Privileges."


        Each Portfolio offers its shares to the public on a continuous basis. Under the current distribution arrangements between the Fund and the Distributor, the public offering price per Class A share of a Portfolio is the net asset value per share at the time of purchase plus a maximum sales charge of 5.5% on Equity Portfolios and 4.5% on Fixed-Income Portfolios. The public offering price per Class B share, Class C share and Class D share is equal to the net asset value per share at the time of purchase.

        The Lincoln Cashfund Portfolio offers two classes of shares: Regular Shares and Class B Exchange Shares. The Regular shares are offered and sold at the net asset value ($1.00) without a sales charge and without any service or distribution fees. The Class B Exchange Shares, which are issued only upon the exchange of shares of Class B of any other Portfolio, are subject to the applicable CDSC, if any, upon redemption and are charged service and distribution fees of 1% on the net asset value of the shares.

        The Fund has received exemptive relief from the Securities and Exchange Commission relating to multiple classes of stock. In addition, the Fund has made the filings required to sell multiple classes of stock in the following states:
Arizona, Iowa, Maine, Maryland, Massachusetts, Michigan, Mississippi, Nebraska, New Mexico, North Dakota, New Hampshire, Puerto Rico, South Dakota, Tennessee, Texas, Vermont, Washington, West Virginia and Wisconsin.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

        Sales charges do not apply to shares of the Portfolios purchased: (1) by registered representatives, immediate family members and other employees of broker/dealers having agreements with the Distributor; (2) by a director or officer of a fund managed or advised by LIM or a director (including a retired director), officer or employee of Lincoln National Corporation or its subsidiaries or a director, officer or employee acting as a custodian for a child or a person acting as trustee of a trust for the sole benefit of a director, officer or employee or the immediate family member of a director, officer or employee; (3) in accounts as to which a broker-dealer charges an account management fee, provided the broker-dealer has an agreement with the Distributor; (4) as part of an employee benefit plan having more than 100 eligible employees or a minimum of $1,000,000 invested in the Fund, provided that certain other requirements, as explained in the Statement of Additional Information, are met; (5) with certain redemption proceeds from other mutual fund complexes on which the investor paid a front-end sales charge only as part of certain promotional programs established by the Fund and/or Distributor; (6) by one or more members of a group of at least 1,000 persons engaged in a common business, profession, civic or charitable endeavor or other activity and retirees and immediate family members of such persons pursuant to a marketing program between the Distributor and such group; (7) by directors, officers, employees and immediate family members of current sub-advisors to the Portfolios; or (8) by employees and immediate family members of the current custodian and shareholder services agent.

         Immediate family members are defined as the spouse, parents, siblings, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

         Exemptions must be qualified in advance by the distributor and employee benefit plan investors must meet all requirements specified in the Statement of Additional Information. Your investment professional should call the distributor or shareholder services for more information.

         Additional information on waiver of the contingent deferred sales charges on Class B shares can be found in the Prospectus.

        Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of a Portfolio concurrently with Class A shares of other Portfolios of the Fund, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares" in the Prospectus.

        An eligible group of related Fund investors includes any combination of the following:

                       (a)   an individual;

                       (b)   the  individual's  spouse,  their  children,  their
                             parents,   their   mother-in-law,    father-in-law,
                             brother-in-law and sister-in-law;

                       (c)   the  individual's   Individual  Retirement  Account
                             (IRA);

                       (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

                       (e)   a   trust   created   by   the   individual,    the
                             beneficiaries of which are the individual, his or her spouse, parents or children;

                       (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

                       (g) one or more employee benefit plans of a company controlled by an individual.

        In addition, an eligible group of related Fund investors may include the following:

                       (h) any employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under comment control with another employer is deemed related to that employer).

        The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants described above under "Retirement and Group Plans."

EXCHANGE PRIVILEGE

        Except as noted below, shareholders of any Portfolio may exchange all or part of their shares for shares of the same class of the other Portfolios of the Fund or for shares of the Lincoln Cashfund Portfolio on the basis of relative net asset value per share at the time of exchange as follows:

                         (i) Class A shares of any  Portfolio  purchased  with a
                sales charge may be exchanged for Class A shares of any of the other Portfolios, and the sales charge differential, if any, will be applied. Class A shares of any Portfolio may be exchanged without a sales charge for shares of the Portfolios that are offered without a sales charge. Class A shares of any Portfolio purchased without a sales charge may be exchanged for shares sold with a sales charge, and the appropriate sales charge differential will be applied.

                         (ii) Class A shares of any Portfolio acquired by a previous exchange of shares purchased with a sales charge may be exchanged for Class A shares of any of the other Portfolios and the sales charge differential, if any, will be applied.

                         (iii) Class B shares of any  Portfolio may be exchanged
                without a sales charge. For purposes of calculating contingent deferred sales charge rates and conversion periods, Class B shares of a Portfolio exchanged for Class B shares of another Portfolio will be deemed to have been held since the date the shares being exchanged were purchased. This includes Class B shares of the Lincoln Cashfund Portfolio.

                         (iv) Class C shares of any  Portfolio  may be exchanged
                without a sales charge.

        The exchange privilege enables shareholders to acquire shares of the same class in a Portfolio with different investment objectives when they believe a shift between Portfolios is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Portfolio shares being acquired may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current Prospectus for information on the Portfolio into which an exchange is being considered.

        Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable contingent deferred sales charge, the proceeds are immediately invested, at a price as described above, in shares of the Portfolio being acquired. The Fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after notice to shareholders.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

        The Investment Advisor and the Sub-Advisors (collectively referred to as the "Advisor" in this section) are responsible for decisions to buy and sell securities and futures and options thereon for each Portfolio, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions including the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant.

        In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

        In placing orders for portfolio securities for each Portfolio, the Advisor is required to give primary consideration to obtaining the most favorable price and efficient execution. The Advisor seeks to effect each transaction at a price and commission, if any, that provides the most favorable total costs or proceeds reasonably attainable in the circumstances. Within the framework of this policy, the Advisor will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund (including each of the Portfolios), the Advisor or the Advisor's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Advisor in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund and the services furnished by such brokers, dealers or futures commission merchants may be used by the Advisor in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Advisor's policy is to pay higher commissions to brokers for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Advisor's opinion, this policy furthers the objective of obtaining best price and execution. The Advisor is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically.

        Subject to the above considerations, an affiliate of the Advisor may act as a securities broker or futures commission merchant for the Fund. In order for an affiliate of the Advisor to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow an affiliate of the Advisor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliate of the Advisor are consistent with the foregoing standard. In accordance with
Section 11(a) under the Securities Exchange Act of 1934, an affiliate of the Advisor may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and such affiliate. Section 11(a) provides that an affiliate of the Advisor must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by the affiliate from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with an affiliate of the Advisor are also subject to such fiduciary standards as may be imposed by applicable law. No such trades have been made through affiliates to date.


    Brokerage commissions for the Portfolios for the fiscal year ended October 31, 1995 and the period ended October 31, 1994, respectively, were as follows:
Lincoln Growth and Income Portfolio $32,115 and $33,085; Lincoln Enterprise Portfolio $42,482 and $35,533 ; Lincoln U.S. Growth Portfolio $23,709 and

$27,955; Lincoln World Growth Portfolio $12,019 and $31,838; and Lincoln New Pacific Portfolio $187,987 and $142,441. The other Portfolios did not incur brokerage commissions in either year.


                         CALCULATION OF PERFORMANCE DATA

        With respect to the Lincoln Cashfund Portfolio, the yield will be computed by determining the percentage net change, excluding capital changes, in the value of one share of the particular class of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The effective yield of each class of the Portfolio will represent a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising the same to a power equal to 365/7, and subtracting 1 from the result.

        Performance information for all of the other Portfolios showing the Portfolio's total return and/or 30-day yield with respect to a particular class may be presented from time to time in advertising and sales literature. A 30-day yield is calculated by dividing the net investment income per share earned during the 30-day base period by the maximum offering price per share earned during the 30-day base period by the maximum offering price per share on the last day of the period, according to the following formula.

                30-day yield =             2[(  a-b   + 1)6  - 1]
                                                  cd


"a" represents dividends and interest earned during the 30-day base period; "b" represents expenses accrued to a particular class for the 30-day base period (net of reimbursements); "c" represents the average daily number of shares of a particular class outstanding during the 30-day base period that were entitled to receive dividends; and "d" represents the maximum offering price per share of a particular class on the last day of the 30-day base period.

        From time to time the tax equivalent 30-day yield of a particular class of the Lincoln Tax-Free Income Portfolio may be presented in advertising and sales literature. The tax equivalent 30-day yield will be computed by dividing that portion of the Portfolio's yield (relating to a particular class) which is tax-exempt by one minus a stated income tax rate and adding the product of the portion, if any, of the yield of the Portfolio (relating to the particular class) that is not tax-exempt.

        The performance of the Portfolios will fluctuate from time to time and is not necessarily representative of future results. Accordingly, a Portfolio's performance may not provide a good comparison for other investments that pay a fixed rate of return for a stated period of time. Performance is a function of a Portfolio's quality, composition and maturity, as well as the expenses allocated to the Fund.

        The Lincoln Cashfund Portfolio may quote actual total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts, as monitored by the Bank Rate Monitor, and those of corporate and government security price indices of various durations prepared by Shearson Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goals.

        The Lincoln Cashfund Portfolio may also use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc.

        Each of the Portfolios, except the Lincoln Cashfund Portfolio, will prepare total return information. These returns are computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions paid by each Portfolio over the relevant time periods were reinvested. It is then assumed that at the end of the periods, the entire amount was redeemed and any applicable contingent deferred sales charge paid upon redemption was deducted from the redeemed amount. The average annual total return is then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Total return does not take into account any federal or state income taxes that may be payable upon redemption.

        Total return is computed according to the following formula:

                                  P(1+T)n=ERV

                Where:          P =           a hypothetical initial payment of $1,000.
                                T =           average annual total return.
                                n =           number of years.
                                ERV =         ending redeemable value of a hypothetical $1,000 payment
                                              made at the  beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

        Statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation may also be used. CDA is a performance evaluation service that maintains a statistical data base of performance, as reported by a diverse universe of independently-managed mutual funds. Interactive Data Corporation is a statistical access service that maintains a data base of various industry indicators, such as historical and current price/earning information and individual stock and fixed income price and return information.

        Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. Also current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used. The Bond Buyer is published daily and is an industry-accepted source for current municipal bond market information.

        Comparative information on the Consumer Price Index may also be included. This Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return on investment. From time to time, the Portfolios may quote actual total return performance in advertising and other types of literature compared to results reported by the Dow Jones Industrial Average.

        The Dow Jones Industrial Average is an industry-accepted unmanaged index of generally conservative securities used for measuring general market performance. The performance reported will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The index does not take into account any brokerage commissions or other fees. Comparative information on the Consumer Price Index may also be included.

        The MSCI EAFE index is the industry standard performance benchmark for international equity investment. The index is market weighted and represents approximately 60% of the aggregate market value of the stock exchanges that are included. The index consists of 1,112 companies with a market capitalization of $5,259 billion. The following countries are constituents: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland, United Kingdom, Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore.

        The Portfolios may also promote the yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc.


PERFORMANCE INFORMATION FOR PERIODS ENDED OCTOBER 31, 1995

        Set forth below is total return information for Class A shares of the Lincoln Growth and Income Portfolio, Lincoln Enterprise Portfolio, Lincoln U.S. Growth Portfolio, Lincoln World Growth Portfolio and Lincoln New Pacific Portfolio for the one-year and since inception* periods ended October 31, 1995, yield for the Lincoln Government Income Portfolio, Lincoln Corporate Income Portfolio and Lincoln Tax-Free Income Portfolio for the 30-day period ended October 31, 1995 and yield and effective yield information for the Lincoln Cashfund Portfolio for the seven-day period ended October 31, 1995.

                 Total Return for Periods Ended October 31, 1995
            Class A Shares (assumes maximum sales load is deducted)
                                   (Unaudited)

        FUND                                       1-YEAR PERIOD                               SINCE INCEPTION*

Lincoln Growth and Income Portfolio                      12.54%                                      5.23%
Lincoln Enterprise Portfolio                             15.91%                                      3.48%
Lincoln U.S. Growth Portfolio                            15.09%                                      8.85%
Lincoln World Growth Portfolio                           (1.90)%                                     4.18%
Lincoln New Pacific Portfolio                           (18.74)%                                    (8.18)%

*Class A shares of all Portfolios listed above began operations on December 3, 1993. Total return for Class B, C and D shares may differ due to different expense structures and sales load and CDSC options.



         Yield for the 30-Day Period Ended October 31, 1995 (Unaudited)

        Fund                                                Yield

Lincoln Government Income Portfolio                          4.63%
Lincoln Corporate Income Portfolio                           5.19%

Lincoln Tax-Free Income Portfolio                            3.70%


          Yield and Effective Yield for the Lincoln Cashfund Portfolio
                 for the Seven-Day Period Ended October 31, 1995
                                   (Unaudited)

                       Yield                     4.71%
                       Effective Yield           4.82%


                                 NET ASSET VALUE

        The net asset value per share of a Portfolio is the net worth of such Portfolio (assets including securities at value minus liabilities) divided by the number of shares of such Portfolio outstanding. The Fund will compute the net asset value of each such Portfolio once daily at the times indicated in the Prospectus, on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the Fund have been received or on days on which changes in the value of a Portfolio's portfolio securities do not effect net asset value. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The value of equity securities, other than options listed on national securities exchanges, is based on the last sale on national securities exchanges as of the close of the New York Stock Exchange (which is currently 4:00 P.M., or later for certain trading, New York time), or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or over-the-counter. If no quotations are available, securities will be valued at fair value as determined in good faith by the Board of Directors. Options on stocks and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is currently 4:10 P.M., New York time), and stock index futures and options thereon, which are traded on commodities exchanges or boards of trade, are valued at their last sale price as of the close of such commodities exchanges (which is currently 4:15 P.M., New York time) or, if there was no sale on the applicable securities exchange, commodities exchange or board of trade on such day, at the average of quoted bid and asked prices as of the close of such exchange or board of trade. Short-term investments which mature in 60 days or less are valued at amortized cost on the 60th day prior to maturity, if their original term to maturity when acquired by a Portfolio was more than 60 days, unless this is determined not to represent fair value by the Board of Directors. Securities or other assets for which reliable market quotations are not readily available are valued by the Investment Advisor in good faith at fair value in accordance with procedures adopted by the Fund's Board of Directors on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Investment Advisor to materially affect the value of the security.

        Bonds for which market quotations are readily available are valued at their bid quotations. Securities for which market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Board of Directors. Under these procedures the Portfolio values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Directors believe that reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities. As a result, depending on the particular tax-exempt securities owned by a Portfolio, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures. Short-term investments which mature in less than 60 days are valued at amortized cost on the 60th day prior to maturity, if their original term to maturity when acquired by a Portfolio was more than 60 days, unless this is determined not to represent fair value by the Directors.

        The Lincoln Cashfund Portfolio uses the amortized cost method to determine the value of its portfolio securities in accordance with regulations of the SEC. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

        With respect to the Lincoln Cashfund Portfolio, the Directors have determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the Investment Advisor under the supervision of the Board of Directors to present minimal credit risks and to be of "eligible quality" in accordance with regulations of the SEC. The Board of Directors has adopted procedures designed to stabilize, to the extent reasonably possible, the Lincoln Cashfund Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Lincoln Cashfund Portfolio's holdings by the Board of Directors, at such intervals as they may deem appropriate, to determine whether the Lincoln Cashfund Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Directors will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

        Because the New York Stock Exchange or the national securities exchanges on which stock options are traded have adopted different trading hours on either a permanent or temporary basis, the Board of Directors of the Fund may reconsider the time at which net asset value is computed. In addition, a Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

        Although the legal rights of Class A, Class B, Class C and Class D shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class B and Class C shares will generally be lower than Class A shares and the net asset value of Class A, Class B and Class C shares will generally be lower than Class D shares as a result of the respective service and distribution fees charged. It is expected, however, that the net asset value per share of each of the classes will tend to converge immediately after the recording of dividends since the dividends will differ by approximately the amount of the distribution expense accrual differential between the classes.

                              SHAREHOLDER SERVICES


        Upon the initial purchase of shares of any Portfolio, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by Delaware Service Company, Inc. ("Delaware Service"). If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a statement showing the transaction and the status of the Account.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

        Unless indicated otherwise on the account application, investors' dividends and capital gains distributions are automatically reinvested in full and fractional shares of the applicable Portfolio at net asset value without a sales charge. Changes to initial dividend elections must be directed to Delaware Service in writing or by telephone not less than 5 full business days prior to the record date. In the case of recently purchased shares for which registration instructions have not been received, cash payment will be made directly to the dealer. Any shareholder who received a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to Delaware Service within 30 days after the payment date. The investment will be made at the net asset value per share next determined after receipt of the check or proceeds by Delaware Service.

TAX-DEFERRED RETIREMENT PLANS


        Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Distributor or Delaware Service.


AUTOMATIC INVESTMENT PLAN

        Under the Automatic Investment Plan, an investor may arrange to have a fixed amount automatically invested in Class A, Class B or Class C shares of a Portfolio monthly, quarterly or semi-annually by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Portfolio. The investor's bank must be a member of the Automatic Clearing House System. Further information about this plan and an application form can be obtained from Delaware Service.

SYSTEMATIC WITHDRAWAL PLAN

        A withdrawal plan is available for shareholders having Class A, Class B or Class C shares of any Portfolio who maintain a minimum balance of $10,000. The plan provides for monthly or quarterly checks in any amount, but not less than $50 (which amount is not necessarily recommended). To the extent such withdrawals exceed the current net assets value of reinvested dividends, they may be subject to the contingent deferred sales charge. See "Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares" in the Prospectus.

        Dividends and distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. See "Shareholder Investment Account -- Automatic Reinvestment of Dividends and Distributions." Delaware Service acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time, and the Distributor reserves the right to initiate a fee per withdrawal, upon 30 days' written notice to the shareholder.

        Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

        Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B shares. Each shareholder should consult his or her own tax advisor with regard to the tax consequences of the plan.


                               GENERAL INFORMATION

        The Fund was incorporated under the laws of Maryland on August 12, 1993. The Fund and all Portfolios therein shall continue perpetually subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the Directors by written notice to the shareholders.

        The authorized capital of the Fund consists of 810,000,000 shares of Common Stock, $.01 par value, issued in separate series. Each Portfolio, for federal income tax purposes, will constitute a separate entity which will be governed by the provisions of the Articles of Incorporation. All shares of any Portfolio issued and outstanding will be fully paid and non-assessable by the Fund. The assets of the Fund received for the issue or sale of the shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors of such Portfolio, are specially allocated to such Portfolio and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities incurred by each Portfolio of the Fund. General liabilities of the Fund include, without limitation, director's fees, professional expenses and printing expenses. Under no circumstances would the assets of a Portfolio be used to meet liabilities which are not otherwise properly chargeable to it. Expenses with respect to any two or more Portfolios are to be allocated in proportion to the net asset value of the respective Portfolio except where allocations of direct expenses can otherwise be fairly made. The officers of the Fund, subject to the general supervision of the Board of Directors, have the power to determine which liabilities are allocable to a given Portfolio or which are general or allocable to two or more Portfolios. Upon redemption of shares of a Portfolio, the shareholder will receive proceeds solely of the assets of such Portfolio. In the event of the dissolution or liquidation of the Fund, the holders of the shares of any Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution to shareholders.

        Shares of the Fund entitle their holders to one vote per share. However, on any matter submitted to a vote of the shareholders, all shares then entitled to vote will be voted by individual Portfolios, unless otherwise required by the Investment Company Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a Portfolio would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio whether or not enough votes are received from the shareholders of the other Portfolios to approve the proposals as to those Portfolios.

        Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Portfolio will be required in connection with a matter, a Portfolio will be deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Portfolio and/or class only if approved by a majority of the outstanding shares of such Portfolio and/or class. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of the Fund voting without regard to the separate Portfolios and/or class.

        Pursuant to the Articles of Incorporation, the Directors may authorized the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) and additional classes of shares within any Portfolio (which would be used to distinguish among the rights of different categories of shareholders as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of such series or class) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies related thereto.

        The Fund does not intend to hold shareholders' meetings unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless the election of directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more directors or to transact any other business.

TRANSFER AND DIVIDEND DISBURSING AGENT


        Delaware Service Company, Inc. ("Delaware Service") serves as the Transfer and Dividend Disbursing Agent of the Fund. Its mailing address is 1818 Market Street, Philadelphia, PA 19103-3682. Delaware Service provides customary transfer agency services to the Fund including the handling of shareholder communications, the processing of shareholders transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. Delaware Service is an indirect wholly owned subsidiary of Lincoln National Corporation and an affiliate of the Investment Advisor and the Distributor.


INDEPENDENT PUBLIC ACCOUNTANTS

        Coopers & Lybrand L.L.P. serve as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

REGISTRATION STATEMENT

        This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

FINANCIAL STATEMENTS AND REPORTS

        Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

INVESTMENT ADVISOR

        Lincoln Investment Management, Inc. ("LIM")

INVESTMENT SUB-ADVISORS

        Beutel, Goodman Capital Management (Lincoln Growth and Income Portfolio), Provident Investment Counsel (Lincoln U.S. Growth Portfolio), Lynch & Mayer, Inc. (Lincoln Enterprise Portfolio), Walter Scott & Partners Limited (Lincoln World Growth Portfolio), John Govett & Company Limited (Lincoln New Pacific Portfolio)

DISTRIBUTOR


        Delaware Distributors, L.P. (the "Distributor")


ADMINISTRATOR AND CUSTODIAN

        Investors Bank & Trust Company ("Investors Bank")

APPENDIX A

                           DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE
         BOND RATINGS

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca:  Bonds  which  are  rated  Ca  represent   obligations   which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         SHORT-TERM DEBT RATINGS

     Moody's short term debt ratings are opinions of the ability of issuers to repay punctually senior obligations which have an original maturity not exceeding one year.

         P-1: Issuers rated "PRIME-1" or "P-1" (or supporting institutions) have superior ability for repayment of senior short term debt obligations.

         P-2: Issuers rated "PRIME-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short term debt obligations.

         P-3: Issuers rated "PRIME-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short term debt obligations.

         MUNICIPAL NOTE RATINGS

     Issuers or the features associated with Moody's MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

           MIG 1/VMIG 1:   This  designation  denotes  best  quality.  There  is
                           present  strong protection by established cash flows,
                           superior liquidity support,   or demonstrated  broad-
                           based  access to the  market  for refinancing.

           MIG 2/VMIG 2:   This  designation  denotes  high  quality. Margins of
                           protection are ample although not so large as in the preceding group.

           MIG 3/VMIG 3:   This  designation  denotes  favorable  quality.   All
                           security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

           MIG 4/VMIG 4:   This designation denotes adequate quality. Protection
                           commonly  regarded  as  required  of  an   investment
                           security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S CORPORATION
         BOND RATINGS

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC and CC: Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C: This rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.



         COMMERCIAL PAPER RATINGS

     Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A plus (+) designation is applied only to those issues rated A-1 which possess an overwhelming degree of safety.

     A-2: Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         MUNICIPAL NOTE RATINGS

     A Standard & Poor's municipal note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                  Amortization  schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

                  Source  of  payment  (the more  dependent  the issue is on the market for its refinancing, the more likely it will be treated as a note).

                  SP-1:  Very  strong or strong  capacity to pay  principal  and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                  SP-2: Satisfactory capacity to pay principal and interest.

                  SP-3: Speculative capacity to pay principal and interest.

                 [LOGO OF LINCOLN          LINCOLN
                  ADVISOR FUNDS            ADVISOR
                  APPEARS HERE]            FUNDS


                                 ANNUAL REPORT
                               OCTOBER 31, 1995

                      LINCOLN GROWTH AND INCOME PORTFOLIO
                         LINCOLN ENTERPRISE PORTFOLIO
                         LINCOLN U.S. GROWTH PORTFOLIO
                        LINCOLN WORLD GROWTH PORTFOLIO
                         LINCOLN NEW PACIFIC PORTFOLIO
                      LINCOLN GOVERNMENT INCOME PORTFOLIO
                      LINCOLN CORPORATE INCOME PORTFOLIO
                       LINCOLN TAX-FREE INCOME PORTFOLIO
                          LINCOLN CASHFUND PORTFOLIO

             SECURITIES DISTRIBUTED BY DELAWARE DISTRIBUTORS L.P.,
                          PHILADELPHIA, PENNSYLVANIA

[LOGO OF LINCOLN ADVISOR  LINCOLN
  FUNDS APPEARS HERE]     ADVISOR
                          FUNDS

                          A LETTER FROM THE PRESIDENT

                                                               November 21, 1995
Dear Shareholder:

The fiscal year ended October 31, 1995 was a very rewarding one for investors in U.S. stocks and bonds as interest rates fell dramatically and corporate earnings for many domestic and multinational businesses grew substantially despite a slowdown in U.S. economic growth.

The Standard & Poor's 500 Index climbed +26.4% during this 12-month period while the Merrill Lynch Corporate-Government-Mortgage Bond Index advanced +15.8%. Both Indices are broad, unmanaged measures of their respective markets.

Our domestically oriented Lincoln Advisor Funds successfully participated in this rally, which marked a stunning turnaround from 1994, when the Federal Reserve Board rapidly raised short-term interest rates, resulting in a flat stock market, and the worst bond market in nearly 70 years.

Total return from capital appreciation and reinvested dividends for the Lincoln Advisor Funds for the 12 months ended October 31, 1995 based on Class A net asset value, are shown in the table below.

                                             TOTAL RETURN FOR CLASS A SHARES
                                                  FOR THE 12 MONTHS ENDED
                                            OCTOBER 31, 1995 AT NET ASSET VALUE
         Lincoln Growth & Income Portfolio                 19.13%
         Lincoln Enterprise Portfolio                      22.72%
         Lincoln U.S. Growth Portfolio                     21.74%
         Lincoln World Growth Portfolio                     3.81%
         Lincoln New Pacific Portfolio                    (13.99)%
         Lincoln Government Income Portfolio               13.72%
         Lincoln Corporate Income Portfolio                17.71%
         Lincoln Tax-Free Income Portfolio                 14.76%
         Lincoln Cashfund Portfolio                         4.94%

  Total return as shown above assumes reinvestment of dividends and capital gains, and excludes the effect of the front-end sales load. Complete performance information for the past fiscal year and for each Portfolio's lifetime can be found inside in the report on each respective Portfolio.

In the U.S., we are encouraged by the recent pause in the stock market's stellar rise because it has reduced what, in our opinion, have been speculative excesses in some industry groups, especially technology. Positive long-term economic trends that bode well for 1996 include low inflation, declining interest rates, increased business productivity and a U.S. dollar valuation that favors exporters.

As you read this report, you'll see what steps the Funds' managers took during the year to position their particular portfolio for a U.S. economy characterized by modest growth as well as this past summer's reversal in the Federal Reserve's interest rate policy.

Our international Funds' managers adjusted their portfolios to reflect worldwide economic conditions that were generally not as favorable as conditions in the U.S. You'll see in the report how these Funds' performance was affected by the changing value of the dollar in relation to other currencies and the financial circumstances of regions such as the Far East.

We believe the long-term outlook for financial markets both here and abroad is bright and we hope to merit your continued confidence. We will strive to help you meet the long-term investing goals you have developed with the help of your financial advisor.

Sincerely,




Priscilla S. Brown, President
Lincoln Advisor Funds

                               TABLE OF CONTENTS

FINANCIAL INFORMATION:                                                      PAGE
Management, Discussion & Analysis..........................................    2
Portfolios of Investments
  Lincoln Growth and Income Portfolio......................................   19
  Lincoln Enterprise Portfolio.............................................   22
  Lincoln U.S. Growth Portfolio............................................   26
  Lincoln World Growth Portfolio...........................................   29
  Lincoln New Pacific Portfolio............................................   33
  Lincoln Government Income Portfolio......................................   40
  Lincoln Corporate Income Portfolio.......................................   42
  Lincoln Tax-Free Income Portfolio........................................   45
  Lincoln Cashfund Portfolio...............................................   48
Statements of Assets and Liabilities.......................................   50
Statements of Operations...................................................   52
Statements of Changes in Net Assets........................................   54
Financial Highlights.......................................................   58
Notes to Financial Statements..............................................   68


 This annual report is for the information of Lincoln Advisor Funds' shareholders. Summary investment results are documented in the current Statement of Additional Information. The figures in this report represent past results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

LINCOLN GROWTH AND INCOME PORTFOLIO
Managed by Beutel, Goodman Capital Management

This Portfolio seeks to provide capital appreciation and current income by investing in stocks, fixed-income securities, convertible bonds and money market instruments.

The Lincoln Growth & Income Portfolio generated a total return of +19.13% (capital change plus income based on Class A net asset value) for the 12 months ended October 31 using a strategy of investing in established companies that are refocusing operations in ways we believe may add value to their stocks.

We sought companies that paid above-average dividends, and we achieved success investing in banks, insurance companies, and conglomerates such as ITT Corp., which announced in June that it would split up its insurance, automotive and hotel businesses. Its stock rose more than 40% in the past year.

As can be the case with any portfolio, some investments have yet to bear fruit. The price of gold stagnated during the fiscal year, and consequently our investment in Newmont Mining Co., a gold producer, did not rise in price as much as stocks in other industries, even though the company's earnings doubled during the fiscal year.

Your Fund participated in the technology stock rally in the past year through selected investments in semiconductor and personal computer makers such as Intel and Compaq. Technology stocks were 10% of net assets as of October 31. Intel was the Fund's best performer, with a substantial price increase during the fiscal year.

Our performance was not as strong as that of the unmanaged Standard & Poor's 500 Index during the year in part because, compared to the Index, your Fund's portfolio was underweighted in consumer growth stocks.

In the coming months, we expect to add more companies with higher market capitalizations to the portfolio at what we believe to be attractive prices. The focus will be on companies that, in our opinion, have the potential to perform well should U.S. economic growth slow.

                      Comparison of a $10,000 Investment
                       Lincoln Growth & Income Portfolio
                                Class A Shares

                             TOTAL LIFETIME RETURN
                   DECEMBER 3, 1993 THROUGH OCTOBER 31, 1995

                             [GRAPH APPEARS HERE]

                        Lincoln Growth &          Standard & Poor's
                        Income Portfolio              500 Index
                        ----------------          -----------------
 12/3/93                  $ 9,451                      $10,000
12/31/93                  $ 9,537                      $10,168
 3/31/94                  $ 9,329                      $ 9,783
 6/30/94                  $ 9,044                      $ 9,824
 9/30/94                  $ 9,513                      $10,303
12/31/94                  $ 8,849                      $10,301
 3/31/95                  $ 9,763                      $11,303
 6/30/95                  $10,770                      $12,381
 9/30/95                  $11,148                      $13,364
10/31/95                  $11,023                      $13,315


   The above graph depicts the returns of Class A shares only, includes the effect of the maximum 5.5% sales charge and assumes reinvestment of dividends and capital gains. Performance of Class B, C and D could be greater or less than Class A based on differences in sales charges and fees among the Classes. Unlike the Portfolio, the S&P 500 Index is an unmanaged hypothetical portfolio that does not reflect the "real world" costs of buying and selling stocks or bonds and operating a mutual fund.

   TOTAL RETURN THROUGH OCTOBER 31, 1995

                                            LIFETIME
                                    -------------------------
        CLASS   DATE ESTABLISHED    (CUMULATIVE) (ANNUALIZED) ONE YEAR
        -----   ----------------    ------------ ------------ --------
          A     December 3, 1993      +10.23%       +5.23%    +12.54%
          B     March 29, 1994         +8.68%       +5.36%    +13.36%
          C     May 5, 1994           +18.13%      +11.94%    +17.37%
          D     February 3, 1994      +12.46%       +6.96%    +19.52%

   Results include the effect of applicable sales charges and fees, which differ for each Class. Past performance is not a guarantee of future results. Results assume reinvestment of any dividends and capital gains. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   COMPARATIVE INDEX RETURNS FOR THE YEAR ENDED OCTOBER 31

               Standard & Poor's 500 Index                        +26.44%
               Lipper Growth and Income Fund Average (483 Funds)  +20.23%

LINCOLN ENTERPRISE PORTFOLIO
Managed by Lynch & Mayer

This Portfolio seeks to maximize capital appreciation by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings.

In the 12 months ended October 31, the Lincoln Enterprise Portfolio was generally invested in the right place at the right time. Our selection of medium-size technology and financial stocks turned out to be strong performers during the past year, helping your Fund generate a total return of +22.72% (capital change plus income based on Class A net asset value).

For the fiscal year, we outperformed the Standard & Poor's Mid-Cap Index, an unmanaged broad-based measure of 400 mid-size company stocks that rose +21.21%. Your Fund's performance was aided by stocks such as Tektronix Inc., which makes electronic test equipment and computer graphics. Tektronix was the Fund's largest holding, and its price rose more than 60% during the past year.

We sold some of our basic materials and cyclical consumer stock selections such as Sunbeam Oster, which did not meet our expectations in the past year. We attribute the relative performance of these sectors to a slowdown in U.S. economic growth, which affected industries such as construction and autos, and to relatively stagnant wage incomes, which hindered consumer spending and affected retailers' earnings.

In our opinion, we are in the midst of a multi-year cycle of out performance by mid-cap stocks relative to large capitalization companies. We will continue to search for companies that exhibit early indications of positive fundamental change.

Your Fund's management believes that the price-to-earnings ratio of the stocks in your Fund's portfolio has the potential to expand as long as interest rates remain low and profit growth from a diverse range of industries continues to accelerate.

As of October 31, the average market capitalization of companies whose stocks are included in the Fund was $1.8 billion. Approximately 97% of the Fund's net assets were invested in stocks, with the balance in options and cash.

                      Comparison of a $10,000 Investment
                         Lincoln Enterprise Portfolio
                                Class A Shares

                             TOTAL LIFETIME RETURN
                   DECEMBER 3, 1993 THROUGH OCTOBER 31, 1995

                             [GRAPH APPEARS HERE]

                      Lincoln Enterprise             S&P Mid-Cap
                          Portfolio                   400 Index
                      ------------------             -----------
 12/3/93                  $ 9,451                      $10,000
12/31/93                  $ 9,503                      $10,499
 3/31/94                  $ 9,002                      $10,100
 6/30/94                  $ 7,782                      $ 9,731
 9/30/94                  $ 8,587                      $10,390
12/31/94                  $ 8,491                      $10,122
 3/31/95                  $ 9,191                      $10,941
 6/30/95                  $ 9,769                      $11,906
 9/30/95                  $10,857                      $13,068
10/31/95                  $10,677                      $12,732


   The above graph depicts the returns of Class A shares only, includes the effect of the maximum 5.5% sales charge and assumes reinvestment of dividends and capital gains. Performance of Class B, C and D could be greater or less than Class A based on differences in sales charges and fees among the Classes. Unlike the Portfolio, the S&P 400 Index is an unmanaged hypothetical portfolio that does not reflect the "real world" costs of buying and selling stocks or bonds and operating a mutual fund.

   TOTAL RETURN THROUGH OCTOBER 31, 1995

                                            LIFETIME
                                    -------------------------
        CLASS   DATE ESTABLISHED    (CUMULATIVE) (ANNUALIZED) ONE YEAR
        -----   ----------------    ------------ ------------ --------
          A     December 3, 1993       +6.76%       +3.48%    +15.91%
          B     March 29, 1994        +14.82%       +9.32%    +15.82%
          C     May 5, 1994           +22.10%      +14.45%    +20.86%
          D     February 3, 1994       +8.24%       +4.64%    +22.43%

   Results include the effect of applicable sales charges and fees, which differ for each Class. Past performance is not a guarantee of future results. Results assume reinvestment of any dividends and capital gains. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   COMPARATIVE INDEX RETURNS FOR THE YEAR ENDED OCTOBER 31

               Standard & Poor's Mid-Cap 400 Index      +21.21%
               Lipper Mid-Cap Fund Average (121 Funds)  +23.91%

LINCOLN U.S. GROWTH PORTFOLIO
Managed by Provident Investment Counsel

This Portfolio seeks to maximize capital appreciation by investing in companies with low dividend yields, strong balance sheets and high expected earnings growth relative to their industry.

Growth stocks, after two years of being out of favor, made a strong comeback in the 12 months that ended October 31. The Lincoln U.S. Growth Portfolio- -whose largest holdings were technology related companies- - generated a total return of +21.74% (capital change plus income based on Class A net asset value) in the past year.

The unmanaged Standard & Poor's 500 Index rose +26.44% and our peers, as represented by the Lipper Growth Fund Average, rose +22.14%. The Fund had outperformed the Lipper average through September 30. However, the sharp, and we believe temporary, weakness in technology stocks during October negatively affected our year-end results.

Our largest holdings include Motorola, Microsoft Corp., Intel Corp. and Texas Instruments--technology leaders that we believe have bright long-term prospects as the use of desktop computers and cellular communications with sophisticated software become widespread worldwide. Even with this past year's gains, we believe the market is still in the early stages of a two to three year cycle of favorable performance for many types of growth stocks. In our opinion, stock prices still remain attractive relative to growth stocks' high rate of earnings growth.

Your Fund's performance also was favorably affected by the performance of our holdings in financial and health care stocks, selected telecommunications stocks such as LM Ericsson and Nokia Corp. and in Capital Cities/ABC Inc., which this year agreed to be acquired by the Walt Disney Co.

We look for companies that we believe can be highly profitable even during a difficult economic environment, firms whose growth comes from selling more products rather than price increases or internal cost-cutting. Our philosophy is that businesses with high market share and strong earnings growth will generate rewarding long-term returns.

As of October 31, more than 99% of the Fund's net assets were invested in stocks with an average market capitalization of $13 billion. The balance of net assets was in cash.

                      Comparison of a $10,000 Investment
                          Lincoln US Growth Portfolio
                                Class A Shares

                             TOTAL LIFETIME RETURN
                   DECEMBER 3, 1993 THROUGH OCTOBER 31, 1995

                             [GRAPH APPEARS HERE]

                         Lincoln US                Standard & Poor's
                       Growth Portfolio               500 Index
                       ----------------            -----------------
 12/3/93                  $ 9,451                      $10,000
12/31/93                  $ 9,490                      $10,168
 3/31/94                  $ 9,111                      $ 9,783
 6/30/94                  $ 8,770                      $ 9,824
 9/30/94                  $ 9,367                      $10,303
12/31/94                  $ 9,206                      $10,301
 3/31/95                  $ 9,679                      $11,303
 6/30/95                  $10,730                      $12,381
 9/30/95                  $11,873                      $13,364
10/31/95                  $11,760                      $13,315


   The above graph depicts the returns of Class A shares only, includes the effect of the maximum 5.5% sales charge and assumes reinvestment of dividends and capital gains. Performance of Class B, C and D could be greater or less than Class A based on differences in sales charges and fees among the Classes. Unlike the Portfolio, the S&P 500 Index is an unmanaged hypothetical portfolio that does not reflect the "real world" costs of buying and selling stocks or bonds and operating a mutual fund.

   TOTAL RETURN THROUGH OCTOBER 31, 1995

                                            LIFETIME
                                    -------------------------
        CLASS   ESTABLISHED ON      (CUMULATIVE) (ANNUALIZED) ONE YEAR
        -----   --------------      ------------ ------------ --------
          A     December 3, 1993      +17.60%       +8.85%    +15.09%
          B     March 29, 1994        +18.27%      +11.15%    +14.95%
          C     May 5, 1994           +28.50%      +18.97%    +20.00%
          D     February 3, 1994      +18.82%      +10.39%    +22.19%

   Results include the effect of applicable sales charges and fees, which differ for each Class. Past performance is not a guarantee of future results. Results include reinvestment of any dividends and capital gains. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   COMPARATIVE INDEX RETURNS FOR THE YEAR ENDED OCTOBER 31

               Standard & Poor's 500 Index             +26.44%
               Lipper Growth Fund Average (643 Funds)  +22.14%

LINCOLN WORLD GROWTH PORTFOLIO
Managed by Walter Scott & Partners

This Portfolio seeks to maximize total return through investments in an internationally diversified mix of equity securities.

In a difficult year for many international stock markets, the Lincoln World Growth Portfolio's total return of +3.81% (capital change plus income based on Class A net asset value) in the 12 months ended October 31 was significantly better than the negative return provided by the average peer fund. Returns of major foreign markets were generally weak, as measured by the Morgan Stanley Europe Asia Far East Index (EAFE), which had a return of -0.37%.

While a single digit return may not seem impressive relative to the performance of U.S. stocks in the past year, keep in mind that the behavior of international stock markets has historically had little correlation to what happens on Wall Street and is affected by currency fluctuations as well as different economic conditions and political circumstances.

We are pleased to report that your Fund achieved its results even with 33% of the Fund's net assets invested in Japanese stocks, where the benchmark Nikkei Index fell 11% in the 12 months ended October 31.

Your Fund's performance was aided by price gains from Japanese technology companies such as Advantest and Tokyo Electron, both semiconductor companies whose stock has appreciated more than 70% from the prices your Fund paid. In Europe, the Fund benefited from gains in major holdings such as Wolford AG, an Austrian hosiery and bodysuit maker and PolyGram NV, a Dutch company that owns U.S. music labels such as Motown and Mercury.

Lincoln World Growth Portfolio focuses on established overseas markets, and generally avoids more volatile emerging markets. Almost half of net assets were invested in Western Europe as of October 31. Slightly more than 8% of net assets were invested in U.S. companies at year's end.

In recent months, your Fund has been benefiting from the declining value of the Japanese yen, primarily due to a successful currency hedging strategy we employed this past spring. We believe our equity holdings in Japan are well-positioned to benefit from increased exports should the yen drop further.

                      Comparison of a $10,000 Investment
                        Lincoln World Growth Portfolio
                                Class A Shares

                             TOTAL LIFETIME RETURN
                   DECEMBER 3, 1993 THROUGH OCTOBER 31, 1995

                             [GRAPH APPEARS HERE]

                          Lincoln World Growth Portfolio     Morgan Stanley EAFE
                          ------------------------------     -------------------
12/03/93                             $ 9,451                       $10,000
12/31/93                             $ 9,380                       $10,724
 3/31/94                             $ 9,930                       $11,106
 6/30/94                             $10,213                       $11,681
 9/30/94                             $10,350                       $11,700
12/31/94                             $ 9,738                       $11,589
 3/31/95                             $ 9,938                       $11,813
 6/30/95                             $10,301                       $11,909
 9/30/95                             $11,118                       $12,415
10/31/95                             $10,814                       $12,085

   The above graph depicts the returns of Class A shares only, includes the effect of the maximum 5.5% sales charge and assumes reinvestment of dividends and capital gains. Performance of Class B, C and D could be greater or less than Class A based on differences in sales charges and fees among the Classes. Unlike the Portfolio, the Morgan Stanley Europe Asia Far East (EAFE) Index is a hypothetical portfolio that does not reflect the "real world" cost of buying and selling stocks or bonds and operating a mutual fund.

   TOTAL RETURN THROUGH OCTOBER 31, 1995

                                            LIFETIME
                                    -------------------------
        CLASS   DATE ESTABLISHED    (CUMULATIVE) (ANNUALIZED) ONE YEAR
        -----   ----------------    ------------ ------------ --------
          A     December 3, 1993       +8.14%       +4.18%     -1.90%
          B     March 29, 1994         +3.28%       +2.04%     -1.97%
          C     May 5, 1994            +7.75%       +5.18%     +2.16%
          D     February 3, 1994       +9.65%       +5.42%     +4.22%

   Results include the effect of applicable sales charges and fees, which differ for each Class. Past performance is not a guarantee of future results. Results assume reinvestment of any dividends and capital gains. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   COMPARATIVE INDEX RETURNS FOR THE YEAR ENDED OCTOBER 31

               Morgan Stanley Europe Asia Far East (EAFE) Index    -0.37%
               Lipper International Fund Average (288 Funds)       -1.09%

LINCOLN NEW PACIFIC PORTFOLIO
Managed by John Govett & Co.

This Portfolio seeks long-term capital appreciation by investing primarily in companies that are located in or have their principal business in the Pacific Basin.

While we believe the Pacific Rim may enjoy rapid long-term economic growth that should eventually reward patient investors, the Lincoln New Pacific Portfolio's total return of -13.99% (capital change plus income based on Class A net asset value) for the 12 months ended October 31 was disappointing.

Such results clearly illustrate the highly volatile nature of emerging markets like Malaysia, Thailand, Indonesia and the Philippines, where approximately 24% of the Fund's net assets are invested. In addition, nearly 20% of net assets were invested in Japanese stocks, where the benchmark Nikkei Index provided a total return of -11% in the past year.

Some of our individual stock holdings did quite well. Our largest holding, China Hong Kong Photo Products Ltd., distributors of Fuji brand film in China, rose 117% in value in the 12 months ended October 31. But your Fund's participation in such gains did not offset setbacks in other areas.

Jardine Strategic Holdings, a multinational conglomerate with Asian interests in autos, food, retailing and real estate, the Fund's second largest holding, lost 18.7% of its value in the past year. Two of the Fund's other top 10 holdings--a Thai bank and a Philippine property company--also suffered double digit declines in share value.

Stock markets in developing nations such as Malaysia and Thailand were weakened by rising interest rates that resulted from government efforts to reduce inflation. Tighter credit also negatively affected growth.

We believe our long-term investment strategy- -to select industries and companies based on earnings growth and overall economic trends- -is sound. Investing in emerging markets involves special risks which result from differences in the regulation of financial data and reporting, currency fluctuations, and political and economic systems that tend to be less stable than those in the U.S.

In our opinion, these risks are manageable and worth taking because of the region's potential for greater rewards. Japan, meanwhile, remains the region's dominant economy, and political and business leaders are making strides that, we believe, will resolve financial problems that have tempered growth. In the months ahead, we are likely to focus on Korea and Taiwan, two markets we believe have good potential prospects and somewhat more established patterns of growth.

                      Comparison of a $10,000 Investment
                         Lincoln New Pacific Portfolio
                                Class A Shares

                             TOTAL LIFETIME RETURN
                   DECEMBER 3, 1993 THROUGH OCTOBER 31, 1995

                             [GRAPH APPEARS HERE]

                  Lincoln New Pacific Portfolio     Morgan Stanley Pacific Index
                  -----------------------------     ----------------------------

12/03/93                    $ 9,451                          $10,000
12/31/93                    $10,227                          $10,699
 3/31/94                    $ 8,969                          $11,574
 6/30/94                    $ 9,233                          $12,772
 9/30/94                    $10,160                          $12,402
12/31/94                    $ 9,051                          $12,093
 3/31/95                    $ 8,330                          $11,903
 6/30/95                    $ 8,602                          $11,414
 9/30/95                    $ 8,759                          $11,891
10/31/95                    $ 8,496                          $11,314

   The above graph depicts the returns of Class A shares only, includes the effect of the maximum 5.5% sales charge and assumes reinvestment of dividends and capital gains. Performance of Class B, C and D could be greater or less than Class A based on differences in sales charges and fees among the Classes. Unlike the Portfolio, the Morgan Stanley Pacific Index is a hypothetical portfolio that does not reflect the "real world" cost of buying and selling stock or bonds and operating a mutual fund.

   TOTAL RETURN THROUGH OCTOBER 31, 1995

                                                LIFETIME
                                       -------------------------------
        CLASS   DATE ESTABLISHED       (CUMULATIVE)     (ANNUALIZED)     ONE YEAR
        -----   ----------------       ------------     ------------     --------
         A      December 3, 1993         -15.05%           -8.18%        -18.74%
         B      March 29, 1994           -10.93%           -7.00%        -18.84%
         C      May 5, 1994               -9.02%           -6.91%        -15.43%
         D      February 3, 1994         -18.85%          -11.28%        -13.65%

   Results include the effect of applicable sales charges and fees, which differ for each Class. Past performance is not a guarantee of future results. Results include reinvestment of any dividends and capital gains. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   COMPARATIVE INDEX RETURNS FOR THE YEAR ENDED OCTOBER 31

             Morgan Stanley Pacific Index                   -11.03%
             Lipper Pacific Region Fund Average (39 Funds)   -9.48%

LINCOLN GOVERNMENT INCOME PORTFOLIO
Managed by Lincoln Investment Management Inc.

This Portfolio seeks to maximize current income consistent with preservation of capital by investing in securities issued by the U.S. government, its agencies and instrumentalities.

Significantly lower interest rates during 1995 and a change in Federal Reserve Board policy helped Lincoln Government Income Portfolio more than recover from 1994's weak bond market. The Portfolio posted a positive return of +13.72% (capital change plus income based on Class A net asset value) for the 12 months ended October 31.

During the previous fiscal year, your Fund focused on a mix of short and long-term maturity bonds. We invested approximately 55% of net assets in U.S. Treasury Notes, with the balance in a broad mix of government agency, corporate and mortgage securities issued by organizations such as the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae).

The Fund sought high current income consistent with preservation of principal by investing in segments of the bond market that we believed offered the most attractive risk/reward relationship. We monitored the slowdown in U.S. economic growth during the fiscal year and increased the portfolio's average maturity and duration early in the year in anticipation of lower interest rates.

As of October 31, your Fund's portfolio had an average overall quality of AAA, the highest available, an average effective maturity of 10.4 years and an effective duration of 5.4 years. Duration is the most common measure of a bond's sensitivity to interest rates. It indicates the approximate percentage of change in a bond's price given a 1% change in interest rates.

Total return was slightly less than the Lehman Brothers Government Bond Index, a broad unmanaged measure of the bond market, and the Lipper General U.S. Government Bond Fund Average because early in the year we reduced your Fund's investments in mortgages, modestly reducing income. We believed more homeowners would refinance at lower rates as interest rates fell. We were a little early since a major pickup in refinancing--and thus a drop in the value of mortgage securities--did not begin until this past fall. Although our timing was slightly off, which lowered this year's results, we believe that in the months ahead our strategy can help preserve principal.

                      Comparison of a $10,000 Investment
                      Lincoln Government Income Portfolio
                                Class A Shares

                             TOTAL LIFETIME RETURN
                   DECEMBER 3, 1993 THROUGH OCTOBER 31, 1995

                             [GRAPH APPEARS HERE]


                                   Lincoln Government    Lehman Brothers
                                   Income Portfolio      Government Bond Index
                                   ------------------    ---------------------
12/03/93                                $ 9,551                $10,000
12/31/93                                $ 9,518                $10,039
 1/31/94                                $ 9,633                $10,177
 2/28/94                                $ 9,441                $ 9,961
 3/31/94                                $ 9,220                $ 9,737
 4/31/94                                $ 9,133                $ 9,660
 5/31/94                                $ 9,123                $ 9,647
 6/30/94                                $ 9,104                $ 9,625
10/31/94                                $ 9,084                $ 9,658
11/30/94                                $ 9,055                $ 9,641
12/31/94                                $ 9,113                $ 9,700
 1/30/95                                $ 9,270                $ 9,880
 2/28/95                                $ 9,463                $10,092
 3/31/95                                $ 9,501                $10,156
 4/30/95                                $ 9,612                $10,289
 5/31/95                                $ 9,983                $10,704
 6/30/95                                $10,052                $10,786
 7/31/95                                $10,004                $10,746
 8/30/95                                $10,112                $10,873
 9/30/95                                $10,183                $10,977
10/31/95                                $10,330                $11,144

   The above graph depicts the returns of Class A shares only, includes the effect of the maximum 4.5% sales charge and assumes reinvestment of dividends and capital gains. Performance of Class B, C and D could be greater or less than Class A based on differences in sales charges and fees among the Classes. Unlike the Portfolio, the Lehman Brothers Index is a hypothetical portfolio that does not reflect the "real world" cost of buying and selling stocks or bonds and operating a mutual fund.

   TOTAL RETURN THROUGH OCTOBER 31, 1995

                                                LIFETIME
                                       -------------------------------
        CLASS   DATE ESTABLISHED       (CUMULATIVE)     (ANNUALIZED)     ONE YEAR
        -----   ----------------       ------------     ------------     --------
          A     December 3, 1993          +3.30%           +1.71%         +8.61%
          B     March 29, 1994            +7.32%           +5.74%         +7.43%
          C     May 5, 1994              +10.80%           +8.08%        +10.59%
          D     February 3, 1994          +8.23%           +4.64%        +14.15%

   Results include the effect of applicable sales charges and fees, which differ for each Class. Past performance is not a guarantee of future results. Results include reinvestment of dividends and capital gains. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   COMPARATIVE INDEX RETURNS FOR THE YEAR ENDED OCTOBER 31

             Lehman Brothers Government Bond Index             +15.38%
             Lipper General U.S. Government Bond Fund Average
              (185 Funds)                                      +14.70%

LINCOLN CORPORATE INCOME PORTFOLIO
Managed by Lincoln Investment Management Inc.

This Portfolio seeks to provide high current income consistent with preservation of capital by investing in a diversified mix of investment-grade fixed income securities issued by U.S. corporations.

Lincoln Corporate Income Portfolio benefited from substantially lower interest rates in 1995 as the U.S. economy slowed. Your Fund generated a total return of +17.71% (capital change plus income based on Class A net asset value) for the 12 months ended October 31.

This gain more than erased last fiscal year's decline in share value and was the product of a sharp turnaround from 1994's bond market, which was negatively affected by the Federal Reserve Board's decision to sharply increase short-term interest rates.

In the past year, your Fund relied on a mix of bonds with short and long-term maturities issued by companies in a broad array of industries to achieve a strong total return with a primary emphasis on high current income.

Investments in bond issues such as those of Delta Airlines--which appreciated sharply as the airline business recovered--helped your Fund outperform both its peers and the unmanaged Lehman Brothers Corporate Bond Index before accounting for sales charges.

As of October 31, your Fund's portfolio had an average overall quality of A, a high grade rating, an average effective maturity of 10.4 years, and an effective duration of 6.0 years. Duration is the most common measure of a bond's sensitivity to interest rates. It indicates the approximate percentage of change in a bond's price given a 1% change in interest rates. Our average effective maturity was also about 2.5 months longer than that of the Lehman Brothers Index.

At year's end, the portfolio's biggest single industry concentration was in the finance and banking sector, amounting to approximately 14% of net assets. In most industries, we focused on a combination of A and BBB bonds, which provide a higher level of income than AAA bonds while maintaining an investment grade level of credit risk. At all times, we invest at least 65% of the portfolio's assets in corporate bonds rated BBB or better.

                      Comparison of a $10,000 Investment
                      Lincoln Corporate Income Portfolio
                                Class A Shares

                             TOTAL LIFETIME RETURN
                   DECEMBER 3, 1993 THROUGH OCTOBER 31, 1995

                             [GRAPH APPEARS HERE]

                      Lincoln Corporate             Lehman Brothers
                      Income Portfolio            Corporate Bond Index
                      -----------------           --------------------
12/03/93                 $ 9,551                       $10,000
12/31/93                 $ 9,503                       $10,062
 1/31/94                 $ 9,638                       $10,222
 2/28/94                 $ 9,407                       $10,028
 3/31/94                 $ 9,088                       $ 9,787
 4/30/94                 $ 8,991                       $ 9,708
 5/31/94                 $ 8,937                       $ 9,713
 6/30/94                 $ 8,898                       $ 9,712
 7/31/94                 $ 9,070                       $ 9,901
 8/30/84                 $ 9,070                       $ 9,942
 9/30/94                 $ 8,895                       $ 9,812
10/31/94                 $ 8,880                       $ 9,798
11/30/94                 $ 8,859                       $ 9,750
12/31/94                 $ 8,924                       $ 9,797
 1/31/95                 $ 9,094                       $ 9,985
 2/28/95                 $ 9,324                       $10,224
 3/31/95                 $ 9,410                       $10,319
 4/30/95                 $ 9,540                       $10,478
 5/31/95                 $10,010                       $10,879
 6/30/95                 $10,107                       $10,967
 7/31/95                 $10,025                       $10,953
 8/31/95                 $10,175                       $11,089
 9/30/95                 $10,292                       $11,192
10/31/95                 $10,453                       $11,324

   The above graph depicts the returns of Class A shares only, includes the effect of the maximum 4.5% sales charge and assumes reinvestment of dividends and capital gains. Performance of Class B, C and D could be greater or less than Class A based on differences in sales charges and fees among the Classes. Unlike the Portfolio, the Lehman Brothers Corporate Bond Index is a hypothetical portfolio that does not reflect the "real world" cost of buying and selling stock or bonds and operating a mutual fund.

   TOTAL RETURN THROUGH OCTOBER 31, 1995

                                            LIFETIME
                                    -------------------------
        CLASS   DATE ESTABLISHED    (CUMULATIVE) (ANNUALIZED) ONE YEAR
        -----   ----------------    ------------ ------------ --------
          A     December 3, 1993       +4.53%       +2.34%    +12.48%
          B     March 29, 1994        +12.46%       +8.28%    +11.20%
          C     May 5, 1994           +15.09%      +13.22%    +15.23%
          D     February 3, 1994       +9.69%       +5.44%    +18.27%

   Results include the effect of applicable sales charges and fees, which differ for each Class. Past performance is not a guarantee of future results. Results include reinvestment of dividends and capital gains. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   COMPARATIVE INDEX RETURNS FOR THE YEAR ENDED OCTOBER 31

               Lehman Brothers Corporate Bond Index               +15.55%
               Lipper Corporate BBB Bond Fund Average (87 Funds)  +16.45%

LINCOLN TAX-FREE INCOME PORTFOLIO
Managed by Lincoln Investment Management Inc.

This Portfolio seeks to provide a high level of current income exempt from federal income taxes by investing in a diversified mix of municipal bonds.

Despite the uncertainty generated by the debate over federal tax reform this past spring and its implications for the value of municipal bonds, Lincoln Tax-Free Income Portfolio generated a strong positive total return of +14.76% (capital change plus income based on Class A net asset value) for the 12 months ended October 31.

This gain reflects the fact that interest rates have dropped sharply in the past year, allowing bonds to recover from capital losses that occurred last year, when interest rates rose sharply.

In the past year, your Fund has been emphasizing revenue bonds issued by essential services such as utilities across the United States. These bonds offered higher yields than were available from comparable general obligation municipal bonds. Your Fund has also been modestly extending the average maturity of the portfolio to capture higher yields.

As of October 31, your Fund's portfolio had an average overall quality of AA1-- a high rating--an effective maturity of 8.3 years and an effective duration of 8 years. Duration is the most common measure of a bond's sensitivity to interest rates. It indicates the approximate percentage of change in a bond's price given a 1% change in interest rates.

For municipal bonds, tax policy changes in Washington have been a perennial concern since the 1970s. With the change in leadership in Congress, there have been a number of proposals to change or eliminate taxation of investment income. Whether a consensus can be reached on such a change--and whether that consensus will have any lasting impact on bond values--remains to be seen. Whatever happens, municipal governments will still need private investors, and therefore must offer competitive interest rates to fund operations, refinance debt or make capital improvements.

Last year we compared your Fund's performance to the Lehman Brothers 20-Year Municipal Bond Index. We have also included the Lehman Brothers Municipal Bond Index in the chart this year because it has a shorter effective maturity that more closely reflects the average effective maturity of your Fund's portfolio.

                      Comparison of a $10,000 Investment
                       Lincoln Tax-Free Income Portfolio
                                Class A Shares

                             TOTAL LIFETIME RETURN
                   DECEMBER 3, 1993 THROUGH OCTOBER 31, 1995

                             [GRAPH APPEARS HERE]


               Lincoln Tax-Free         Lehman Bros.        Lehman Bros. 20 Yr.
               Income Portfolio     Municipal Bond Index    Municipal Bond Index
               ----------------     --------------------    --------------------
12/03/93            $ 9,551                $10,000                 $10,000
12/31/93            $ 9,628                $10,211                 $10,241
 1/31/94            $ 9,714                $10,327                 $10,370
 2/28/94            $ 9,397                $10,060                 $10,062
 3/31/94            $ 8,921                $ 9,650                 $ 9,532
 4/30/94            $ 9,013                $ 9,733                 $ 9,610
 5/31/94            $ 9,056                $ 9,817                 $ 9,723
 6/30/94            $ 8,993                $ 9,757                 $ 9,626
 7/31/94            $ 9,169                $ 9,936                 $ 9,847
 8/31/94            $ 9,198                $ 9,971                 $ 9,874
 9/30/94            $ 9,031                $ 9,824                 $ 9,677
10/31/94            $ 8,848                $ 9,649                 $ 9,421
11/30/94            $ 8,685                $ 9,475                 $ 9,201
12/31/94            $ 8,895                $ 9,683                 $ 9,490
 1/31/95            $ 9,161                $ 9,960                 $ 9,861
 2/28/95            $ 9,452                $10,250                 $10,219
 3/31/95            $ 9,526                $10,368                 $10,336
 4/30/95            $ 9,529                $10,380                 $10,334
 5/31/95            $ 9,861                $10,711                 $10,724
 6/30/95            $ 9,731                $10,618                 $10,558
 7/31/95            $ 9,815                $10,719                 $10,613
 8/31/95            $ 9,941                $10,855                 $10,759
 9/30/95            $ 9,995                $10,923                 $10,844
10/31/95            $10,154                $11,082                 $11,075

   The above graph depicts the returns of Class A shares only, includes the effect of the maximum 4.5% sales charge and assumes reinvestment of dividends and capital gains. Performance of Class B and C could be greater or less than Class A based on differences in sales charges and fees among the Classes. Unlike the Portfolio, both the Lehman Brothers Municipal Bond Index and the Lehman Brothers 20-yr Municipal Bond Index are hypothetical portfolios that do not reflect the "real world" cost of buying and selling stocks or bonds and operating a mutual fund.

   TOTAL RETURN THROUGH OCTOBER 31, 1995

                                            LIFETIME
                                    -------------------------
        CLASS    DATE ESTABLISHED   (CUMULATIVE) (ANNUALIZED) ONE YEAR
        -----    ----------------   ------------ ------------ --------
          A     December 3, 1993       +1.54%       +0.80%     +9.60%
          B     March 29, 1994         +7.63%       +5.03%     +8.34%
          C     May 5, 1994            +9.99%       +8.78%    +12.40%

   Results include the effect of applicable sales charges and fees, which differ for each Class. Past performance is not a guarantee of future results. Results assume reinvestment of dividends and capital gains. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   COMPARATIVE INDEX RETURNS FOR THE YEAR ENDED OCTOBER 31

              Lehman Brothers Municipal Bond Index                    +14.44%
              Lehman Brothers 20-Year Municipal Bond Index            +17.56%
              Lipper General Municipal Bond Fund Average (236 Funds)  +13.73%

LINCOLN CASHFUND PORTFOLIO
Managed by Lincoln Investment Management Inc.

Falling interest rates since the spring of 1995, while beneficial to long-term investments such as stocks and bonds, have had a negative effect on the current yield of short-term investments such as the Lincoln Cashfund Portfolio.

For the 12 months ended October 31, your Fund provided a total return of 4.94%, all of which was derived from income from short-term securities such as certificates of deposit, high quality commercial paper issued by established businesses and bankers acceptances.

Your total return in fiscal 1995 was more than 2 percentage points higher than the consumer price index for the preceding 12 months. This is important because it means that the money you've set aside for near-term and emergency needs and for future investment is not losing ground to inflation. As of October 31, your Fund's annualized seven-day yield was 4.82%.

Your Fund sought to enhance yield by increasing the average maturity of the portfolio from 25 days as of October 31, 1994 to 82 days as of October 31, 1995. The Securities and Exchange Commission limits the average maturity of a money market fund to 90 days or less.

In the coming months we anticipate increasing the percentage of your Fund's net assets which are invested in high quality commercial paper and fixed-rate securities. We expect to reduce the amount of net assets invested in floating rate notes--debt securities whose income is determined by the movement of interest rates. This strategy reflects our expectation that the Federal Reserve Board will further ease interest rates.

TOTAL RETURN THROUGH OCTOBER 31, 1995

                                            LIFETIME
                                    -------------------------
        CLASS   DATE ESTABLISHED    (CUMULATIVE) (ANNUALIZED) ONE YEAR
        -----   ----------------    ------------ ------------ --------
         A*     December 3, 1993       +7.70%       +3.96%     +4.94%

Past performance is not a guarantee of future results. An investment in a money market fund is neither insured nor guaranteed by the U.S. Government. Yield and return fluctuate with changing interest rates and are not guaranteed.

THE GOAL OF A MONEY MARKET FUND IS TO MAINTAIN A CONSTANT SHARE PRICE OF $1. HOWEVER, THERE IS NO GUARANTEE THIS GOAL WILL BE MET. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS.

*Also known as "Regular Shares"

                      LINCOLN GROWTH AND INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

                                 PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                       AMOUNT   FAIR VALUE  NET ASSETS
-----------------------------------------------------------------
INVESTMENTS--NOTES A AND B

EQUITIES

AUTOMOTIVE
Ford Motor Company..............  17,700   $   508,875
General Motors..................  14,700       643,125
United Technologies.............   4,800       426,000
                                           -----------
                                             1,578,000     7.4%
                                           -----------
BANKING
Bankers Trust New York Corpora-
 tion...........................   7,600       484,500
Mellon Bank Corporation.........  19,050       954,881
                                           -----------
                                             1,439,381     6.7%
                                           -----------
CHEMICALS
Great Lakes Chemical............   9,400       630,975     3.0%
                                           -----------
COMPUTERS & SOFTWARE
Compaq Computer *...............  14,000       780,500
International Business Machines
 Corporation....................   5,500       534,875
                                           -----------
                                             1,315,375     6.2%
                                           -----------
CONGLOMERATES
ITT Corporation.................   6,400       784,000     3.7%
                                           -----------
CONSUMER PRODUCTS & SERVICES
Dial Corporation................  14,600       355,875
Fruit of the Loom, Inc. *.......  38,200       663,725
Toys R Us Inc. *................  19,800       433,125
Tyco Toys, Inc.*................  47,100       259,050
                                           -----------
                                             1,711,775     8.0%
                                           -----------
ELECTRONICS
Intel Corporation...............  14,000       978,250     4.6%
                                           -----------
ENERGY
Amerada Hess Corporation........  13,700       618,211
Camco...........................  21,200       484,950
Equitable Resources, Inc........  15,000       438,750
Kerr--McGee Corporation.........  14,400       793,800
Louisiana Land & Exploration....  12,300       435,113
Tosco Corporation...............  10,458       360,801
                                           -----------
                                             3,131,625    14.5%
                                           -----------
FINANCE
Beneficial Corporation..........  15,100       739,900     3.5%
                                           -----------
FOOD & BEVERAGE
Philip Morris Companies, Inc.*..   7,100       599,950     2.8%
                                           -----------

    The accompanying notes are an integral part of the financial statements.

                      LINCOLN GROWTH AND INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                    MATURITY PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                   RATE    DATE    AMOUNT   FAIR VALUE  NET ASSETS
-----------------------------------------------------------------------------
HEALTH CARE
Beverly Enterprises..........                  11,700  $   596,700
Tenet Healthcare
 Corporation*................                  39,400      704,275
                                                       -----------
                                                         1,300,975     6.1%
                                                       -----------
INSURANCE
Partnerre Holdings, Ltd......                  15,400      410,025
Paul Revere Corporation......                  25,000      506,250
                                                       -----------
                                                           916,275     4.3%
                                                       -----------
MEDICAL SUPPLIES
Bard C.R.....................                  16,400      463,300     2.2%
                                                       -----------
METALS & MINING
Newmont Mining...............                  18,267      689,579
Trinity Industries...........                  24,600      728,775
                                                       -----------
                                                         1,418,354     6.6%
                                                       -----------
PLASTICS
The Geon Company.............                  20,900      519,888     2.4%
                                                       -----------
PRINTING & PAPER
Champion International.......                  15,400      823,900
Weyerhauser Company..........                  18,500      816,313
                                                       -----------
                                                         1,640,213     7.6%
                                                       -----------
RETAIL
Federated Department
 Stores*.....................                   4,100      104,038
May Department Stores........                   9,200      361,100
                                                       -----------
                                                           465,138     2.2%
                                                       -----------
TELECOMMUNICATIONS
GTE Corporation..............                  17,200      709,500     3.3%
                                                       -----------
TRANSPORTATION
Alexander & Baldwin, Inc.....                  11,000      253,000     1.2%
                                                       ---------------------
TOTAL EQUITIES (Cost
 $18,864,948)                                           20,595,874    96.3%
                                                       ---------------------
CONVERTIBLE BOND
CONSUMER PRODUCTS & SERVICES
Service Corp. International
(convertible to 48.216 shrs
common stk).................. 6.50% 09/01/01 $260,000      483,600     2.3%
                                                       ---------------------
TOTAL CONVERTIBLE BOND (Cost
 $358,800)                                                 483,600     2.3%
                                                       ---------------------

    The accompanying notes are an integral part of the financial statements.

                      LINCOLN GROWTH AND INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                        PAR/SHARE   MARKET OR   PERCENT OF
DESCRIPTION               AMOUNT   FAIR VALUE   NET ASSETS
----------------------------------------------------------
SHORT-TERM INVESTMENT

REPURCHASE AGREEMENT
Prudential-Bache
Repurchase Agreement,
dated 10/31/95, due
11/01/95, with a
maturity value of
$1,537,899 and an
effective yield of
5.42%, collateralized
by U.S. Government and
Agency Obligation
Securities with rates
ranging from 5.38% to
5.57% and maturity
dates ranging from
02/01/96 to 08/15/97,
with an aggregate
market value of
$1,568,462............. $1,537,671 $ 1,537,671      7.2%
                                   ----------------------
TOTAL INVESTMENTS (Cost
 $20,761,419**)                     22,617,145    105.8%
Excess of Liabilities
 over Other Assets                  (1,233,407)   (5.8)%
                                   ----------------------
NET ASSETS                         $21,383,738    100.0%
                                   ======================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

 * Non-income producing security.
** Aggregate cost for Federal tax purposes (Note D).

    The accompanying notes are an integral part of the financial statements.

                          LINCOLN ENTERPRISE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

                              PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                    AMOUNT   FAIR VALUE  NET ASSETS
--------------------------------------------------------------
INVESTMENTS--NOTES A AND B

EQUITIES

ADVERTISING
Omnicom Group................   5,000   $   319,375    1.6%
                                        -----------
BANKING
Corestates Financial Corpora-
 tion........................   4,400       160,050
First USA, Inc...............   6,100       280,600
                                        -----------
                                            440,650    2.2%
                                        -----------
CAPITAL GOODS
Harnischfeger Industries.....  13,800       434,700    2.2%
                                        -----------
CHEMICALS
FMC Corporation *............   2,800       200,550    1.0%
                                        -----------
COMMERCIAL SERVICES
Accustaff, Inc. *............   9,000       400,500    2.0%
                                        -----------
COMPUTERS & SOFTWARE
Adobe Systems, Inc...........   3,700       210,900
America Online, Inc. *.......   2,800       224,000
CBT Group *..................   4,400       198,550
DST Systems, Inc. *..........   3,500        73,500
MEMC Electronic Materials *..   5,300       169,600
Parametric Technology Corpo-
 ration *....................   4,500       300,938
Symantec *...................   9,300       226,106
                                        -----------
                                          1,403,594    7.0%
                                        -----------
CONSUMER PRODUCTS & SERVICES
Clorox Company...............   3,600       258,300    1.3%
                                        -----------
ELECTRONICS
Altera Corporation *.........   2,400       145,200
Itron, Inc. *................   6,500       188,500
UCAR International, Inc. *...   8,100       230,850
                                        -----------
                                            564,550    2.8%
                                        -----------
ENERGY
Halliburton Company..........   9,600       398,400
Reading & Bates Corporation
 *...........................  34,300       394,450
                                        -----------
                                            792,850    4.0%
                                        -----------
ENTERTAINMENT
Regal Cinemas *..............   5,400       211,950
Station Casinos, Inc. *......  19,100       248,300
                                        -----------
                                            460,250    2.3%
                                        -----------

    The accompanying notes are an integral part of the financial statements.

                          LINCOLN ENTERPRISE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                            PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                  AMOUNT   FAIR VALUE  NET ASSETS
------------------------------------------------------------
FINANCE
Greentree Financial Corpo-
 ration....................  11,000   $   292,875
TCF Financial Corporation..   5,700       334,875
United Cos Financial Corpo-
 ration....................   9,000       254,250
                                      -----------
                                          882,000    4.4%
                                      -----------
FOOD & BEVERAGE
Coca Cola Enterprises,
 Inc.......................  19,000       505,875    2.5%
                                      -----------
HEALTH CARE
Healthsouth
 Rehabilitation *..........  15,500       404,938
Sola International *.......   9,100       222,950
St. Jude Medical, Inc. *...   5,100       271,575
                                      -----------
                                          899,463    4.5%
                                      -----------
INSURANCE
MBIA, Inc..................   5,600       389,900
MGIC Investment Company....   7,100       403,813
Partnerre Holdings, Ltd....   6,900       183,713
TIG Holdings, Inc..........  18,400       466,900
Unum Corporation...........   4,000       210,500
                                      -----------
                                        1,654,826    8.2%
                                      -----------
MANUFACTURING
American Standard
 Companies *...............   6,700       179,225
Oakley, Inc. *.............   6,000       207,000
                                      -----------
                                          386,225    1.9%
                                      -----------
MEDICAL SUPPLIES
Biomet, Inc. *.............  17,900       297,588    1.5%
                                      -----------
NATURAL RESOURCES
Apache Corporation.........   4,900       124,950
Potash Corporation of Sas-
 katchewan.................   6,000       417,750
Triton Energy
 Corporation *.............   9,700       452,263
                                      -----------
                                          994,963    5.0%
                                      -----------
OFFICE EQUIPMENT & SUPPLIES
Danka Business Systems
 PLC.......................   9,800       328,300
Officemax, Inc. *..........   8,500       210,375
                                      -----------
                                          538,675    2.7%
                                      -----------
OIL & GAS EQUIPMENT
Arethusa (Off--Shore)
 Ltd.......................   8,500       164,688
BJ Services Company *......  14,200       333,700
Ensco International,
 Inc. *....................  17,600       297,000
                                      -----------
                                          795,388    4.0%
                                      -----------

    The accompanying notes are an integral part of the financial statements.

                          LINCOLN ENTERPRISE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                        PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION              AMOUNT   FAIR VALUE  NET ASSETS
--------------------------------------------------------
PHARMACEUTICALS
Alpharma, Inc. ........  10,400   $   249,600
Biochem Pharmaceuti-
 cals, Inc. *..........  12,700       485,775
Biogen, Inc. *.........   3,400       208,250
Teva Pharmaceutical....   7,100       278,675
                                  -----------
                                    1,222,300     6.1%
                                  -----------
PRINTING & PAPER
Scholastic
 Corporation *.........   6,500       401,375     2.0%
                                  -----------
RETAIL
Claire's Stores, Inc...   9,900       194,288
Intimate Brands, Inc...  13,400       224,450
Staples, Inc...........   9,650       256,931
Sunglass Hut, Inc. *...  10,600       288,850
                                  -----------
                                      964,519     4.8%
                                  -----------
TECHNOLOGY
Cadence Design Systems,
 Inc. *................  13,050       420,863
Cognex Corporation *...   4,400       262,900
Filenet Corporation *..   7,400       335,775
General Instrument Cor-
 poration *............   8,100       153,900
Glenayre Technologies,
 Inc. *................   2,900       186,325
Liposome Company,
 Inc. *................  25,200       387,450
Qualcom, Inc. *........   8,700       334,950
Softkey International,
 Inc. *................   6,300       198,450
Tektronix, Inc. .......  10,400       616,200
                                  -----------
                                    2,896,813    14.4%
                                  -----------
TELECOMMUNICATIONS
LCI International,
 Inc. *................  11,200       201,600
Octel Communication *..   6,900       235,458
                                  -----------
                                      437,058     2.2%
                                  -----------
TEXTILES
Tommy Hilfiger Corpora-
 tion *................  15,900       606,188
West Point Stevens *...  16,700       352,788
                                  -----------
                                      958,976     4.8%
                                  -----------
TRANSPORTATION
Atlas Air, Inc. *......   3,000        44,625
Fritz Companies,
 Inc. *................   9,800       343,000
                                  -----------
                                      387,625     1.9%
                                  ---------------------
TOTAL EQUITIES (Cost
 $16,304,554)                      19,498,988    97.3%
                                  ---------------------

    The accompanying notes are an integral part of the financial statements.

                          LINCOLN ENTERPRISE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                         EXPIRATION NUMBER OF PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                 DATE    CONTRACTS  AMOUNT   FAIR VALUE  NET ASSETS
------------------------------------------------------------------------------
PURCHASED PUT OPTION

OPTION
Morgan Stanley Emerging
 Growth Index, Strike
 Price $2.98............  01/05/96   29,772             $    99,438     0.5%
                                                        ---------------------
TOTAL PURCHASED PUT OPTION (Cost $160,173)                   99,438     0.5%
                                                        ---------------------
SHORT-TERM INVESTMENT

REPURCHASE AGREEMENT
Prudential-Bache Repurchase Agreement, dated
10/31/95, due 11/01/95, with a maturity value
of $371,001 and an effective yield of 5.42%,
collateralized by a U.S. Government Agency
Obligation Security with a rate of 5.67% and
a maturity date of 04/11/96 with a market
value of $378,374............................ $370,946  $   370,946     1.8%
                                                        ---------------------
TOTAL INVESTMENTS (Cost
 $16,835,673**)                                          19,969,372    99.6%
Excess of Other Assets
 over Liabilities                                            73,833     0.4%
                                                        ---------------------
NET ASSETS                                              $20,043,205   100.0%
                                                        =====================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

 * Non-income producing security.
** Aggregate cost for Federal tax purposes (Note D).

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN U.S. GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

                                               PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                                     AMOUNT   FAIR VALUE  NET ASSETS
-------------------------------------------------------------------------------
INVESTMENTS--NOTES A AND B

EQUITIES

AEROSPACE
Boeing Company................................   1,700   $   111,563     0.6%
                                                         -----------
AUTOMOTIVE
Autozone, Inc. *..............................   7,000       173,250     0.9%
                                                         -----------
COMPUTERS & SOFTWARE
3 COM Corporation.............................   6,200       291,400
Cabletron Systems, Inc. *.....................   3,550       279,119
Ceridian Corporation *........................   1,800        78,300
Cirrus Logic, Inc. *..........................   2,900       122,163
Cisco Systems, Inc. *.........................   6,000       465,000
Computer Associates International, Inc. ......   7,950       437,250
Computer Sciences Corporation *...............   4,600       307,625
Hewlett-Packard, Inc. ........................   5,900       546,488
Informix Corporation..........................  10,800       314,550
Microsoft Corporation *.......................   8,100       810,000
Oracle Systems Corporation *..................  14,600       636,925
                                                         -----------
                                                           4,288,820    22.6%
                                                         -----------
CONSUMER PRODUCTS & SERVICES
CUC International, Inc. *.....................   2,800        96,950
Gillette Company..............................   4,400       212,850
                                                         -----------
                                                             309,800     1.6%
                                                         -----------
ELECTRONICS
Analog Devices, Inc. *........................   7,700       278,163
Intel Corporation.............................  12,800       894,400
LSI Logic Company *...........................   5,000       235,625
SGS--Thomson Microelectric *..................   3,000       135,750
Texas Instruments.............................   7,200       491,400
Tyco Lab......................................   4,100       249,075
Xilinx, Inc. *................................   4,000       184,000
                                                         -----------
                                                           2,468,413    13.0%
                                                         -----------
ENERGY
Enron.........................................  10,400       357,500     1.9%
                                                         -----------
FINANCE
Federal Home Loan Mortgage Corporation........   2,200       152,350
Federal National Mortgage Financial Service...   5,100       534,863
First Data Corporation........................  15,244     1,007,983
First USA, Inc................................   6,600       303,600
MBNA Corporation..............................  12,000       442,500
                                                         -----------
                                                           2,441,296    12.9%
                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN U.S. GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                                PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                                      AMOUNT   FAIR VALUE  NET ASSETS
--------------------------------------------------------------------------------
HEALTH CARE
Cardinal Health, Inc. .........................   2,400   $   123,300
Healthsouth Rehabilitation *...................   3,700        96,663
Medtronic, Inc.................................   8,800       508,200
Oxford Health Plans *..........................   2,400       187,800
St. Jude Medical, Inc. *.......................   3,900       207,675
United Healthcare Corporation..................   4,000       212,500
                                                          -----------
                                                            1,336,138    7.0%
                                                          -----------
INSURANCE
American International Group...................   1,950       164,531
MGIC Investment Company........................   4,600       261,625
The PMI Group, Inc.............................   1,900        91,200
                                                          -----------
                                                              517,356    2.7%
                                                          -----------
LODGING & RESTAURANTS
HFS, Inc. *....................................   4,800       294,000
McDonalds Corporation..........................   2,000        82,000
                                                          -----------
                                                              376,000    2.0%
                                                          -----------
MANUFACTURING
American Standard Companies *..................   4,700       125,725
Applied Materials, Inc. *......................   8,600       431,075
                                                          -----------
                                                              556,800    2.9%
                                                          -----------
MEDIA
British Sky Broadcasting.......................   9,000       321,750
Capital Cities / ABC, Inc......................   3,200       379,600
                                                          -----------
                                                              701,350    3.7%
                                                          -----------
MISCELLANEOUS
Air Products & Chemicals.......................   1,200        61,950
Circus Circus Enterprises *....................   2,400        63,900
                                                          -----------
                                                              125,850    0.7%
                                                          -----------
OFFICE EQUIPMENT & SUPPLIES
Alco Standard Corporation......................   1,600       141,600
Office Depot *.................................  13,150       376,419
                                                          -----------
                                                              518,019    2.7%
                                                          -----------
PHARMACEUTICALS
Amgen, Inc. *..................................   3,800       182,400
Merck & Co, Inc................................   4,700       270,250
Pfizer, Inc....................................  11,600       665,546
                                                          -----------
                                                            1,118,196    5.9%
                                                          -----------

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN U.S. GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                               PAR/SHARE  MARKET OR   PERCENT OF
DESCRIPTION                                     AMOUNT   FAIR VALUE   NET ASSETS
--------------------------------------------------------------------------------
SERVICES
Automatic Data Processing, Inc...............     2,600  $   185,900
Loewen Group, Inc............................     7,000      280,328
Paychex, Inc.................................     2,400      104,100
                                                         -----------
                                                             570,328      3.0%
                                                         -----------
TECHNOLOGY
Glenayre Technologies, Inc. *................     2,700      173,475      0.9%
                                                         -----------
TELECOMMUNICATIONS
ADC Telecommunications, Inc. *...............     2,400       96,000
Andrew Corporation *.........................     4,450      188,013
Ericsson (L M) Telephone ADR.................    34,300      732,624
Motorola, Inc................................     8,500      557,813
Nokia Corporation............................    12,200      680,150
U. S. Robotics Corporation...................     2,400      222,000
                                                         -----------
                                                           2,476,600     13.0%
                                                         -----------
TRANSPORTATION
Fritz Companies, Inc. *......................     2,800       98,000      0.5%
                                                         -----------
UTILITIES
Frontier Corporation.........................     7,400      199,800      1.1%
                                                         ----------------------
TOTAL EQUITIES (Cost $13,881,484)                         18,918,554     99.6%
                                                         ----------------------
SHORT-TERM INVESTMENT

REPURCHASE AGREEMENT
Prudential-Bache Repurchase Agreement, dated
10/31/95, due 11/01/95, with a maturity value
of $146,030 and an effective yield of 5.42%,
collateralized by a U.S. Government Agency
Obligation Security with a rate of 5.67% and
a maturity date of 04/11/96 with a market
value of $148,932............................  $146,008      146,008      0.8%
                                                         ----------------------
TOTAL INVESTMENTS (Cost $14,027,492**)                    19,064,562    100.4%
Excess of Liabilities over Other Assets                      (77,274)   (0.4)%
                                                         ----------------------
NET ASSETS                                               $18,987,288    100.0%
                                                         ======================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

 * Non-income producing security.
** Aggregate cost for Federal tax purposes (Note D).
ADR American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN WORLD GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

                                                PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                                      AMOUNT   FAIR VALUE  NET ASSETS
--------------------------------------------------------------------------------
INVESTMENTS--NOTES A AND B

EQUITIES

BUILDING SUPPLIES
Castorama Dubois Investissem...................    2,246  $   364,713
Cermex SA......................................    3,544      169,598
Dyckerhoff AG Preferred Shares.................      752      183,864
Heidelberger Zement German.....................      330      206,404
Higashi Nihon House *..........................    4,000       53,597
Kampa Haus.....................................    5,256      208,828
Nippon Kanzai..................................    7,200      204,215
Redland, PLC...................................   35,519      195,702
RMC Group, PLC.................................   16,000      258,399
Westag and Getalit.............................      750      221,223
                                                          -----------
                                                            2,066,543    14.3%
                                                          -----------
CONGLOMERATES
Jardine Matheson Holdings......................   23,156      141,252
Sophus Berendsen, Class B......................    2,600      285,134
Swire Pacific, Ltd., B.........................  213,500      258,187
                                                          -----------
                                                              684,573     4.8%
                                                          -----------
CONSUMER PRODUCTS & SERVICES
Brioche Pasquier...............................    2,000      263,336
SEB Group......................................    2,465      298,818
Secom Company, Ltd.............................    4,000      260,551
Shimano, Inc...................................    8,000      143,968
Sony Corporation...............................    4,000      179,960
                                                          -----------
                                                            1,146,633     8.0%
                                                          -----------
ELECTRONICS
Advantest Corporation..........................    8,000      453,812
Fanuc Company..................................    6,000      259,964
Kyocera Corporation............................    4,000      327,840
Rohm Company...................................    6,000      362,658
Tokyo Electron, Ltd............................    8,000      347,401
                                                          -----------
                                                            1,751,675    12.1%
                                                          -----------
ENERGY
Saga Petroleum, A Free.........................   21,700      271,904     1.9%
                                                          -----------
ENTERTAINMENT
Polygram.......................................    5,250      327,647     2.3%
                                                          -----------
FARM EQUIPMENT
Kubota Corporation.............................   30,000      186,024     1.3%
                                                          -----------

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN WORLD GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                               PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                                     AMOUNT   FAIR VALUE  NET ASSETS
-------------------------------------------------------------------------------
FOOD & BEVERAGE
Docks De France...............................   1,800   $   274,230
Embotelladora Andina SA, ADR..................  10,300       342,475
Koninklijke Ahold NV..........................   9,338       333,692
                                                         -----------
                                                             950,397    6.6%
                                                         -----------
FURNITURE
AFG Arbonia--Forster Holdings.................     200       234,145
Daiwa Rakuda Industry Company, Ltd............  10,000       143,772
Moebel Walther................................     625       275,418
Shimachu......................................   8,000       211,257
                                                         -----------
                                                             864,592    6.0%
                                                         -----------
MANUFACTURING
Bien--Haus AG *...............................     600       174,846
Daifuku Company, Ltd..........................  20,000       238,642
Fuji Machine Manufacturing....................  11,000       414,201
Futaba Industrial.............................  13,000       195,804
Gea AG........................................     500       190,128
NSC (N. Schlumberger).........................   1,100       211,058
                                                         -----------
                                                           1,424,679    9.9%
                                                         -----------
MARINE SERVICES
IHC Caland N.V................................  10,000       284,483    2.0%
                                                         -----------
NATURAL RESOURCES
Ampolex, Ltd. *...............................  84,000       166,366    1.2%
                                                         -----------
PHARMACEUTICALS
Gehe AG (new shares) *........................     175        83,212
Gehe AG (ordinary shares).....................     700       343,793
Sankyo Company, Ltd...........................   9,900       217,859
                                                         -----------
                                                             644,864    4.5%
                                                         -----------
RETAIL
Familymart....................................   3,960       166,928
Ito-Yokado, Ltd...............................   6,000       328,036
Levi Strauss Japan............................   4,000        60,834
Spar Handles..................................     900       194,463
                                                         -----------
                                                             750,261    5.2%
                                                         -----------
TELECOMMUNICATIONS
Cable & Wireless *............................  37,553       245,794
Ericsson (L M) Telephone--B (new shares) *....   1,600        33,983
Ericsson (L M) Telephone (ordinary shares)....  16,000       339,833
                                                         -----------
                                                             619,610    4.3%
                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN WORLD GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                         EXPIRATION PRINCIPAL  PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                 DATE      AMOUNT    AMOUNT   FAIR VALUE  NET ASSETS
-------------------------------------------------------------------------------
TEXTILES
Wolford, AG *.................................    4,000  $   537,509     3.7%
                                                         -----------
TRANSPORTATION
Sembawang Shipyard............................   30,000      145,435
Sime Darby, Ltd...............................  100,000      109,937
                                                         -----------
                                                             255,372     1.8%
                                                         -----------
UTILITIES
China Light and Power Company.................   48,000      255,778     1.8%
                                                         ---------------------
TOTAL EQUITIES (Cost $11,959,339)                         13,188,910    91.7%
                                                         ---------------------
RIGHTS
RMC Group, PLC, Rights........................    4,000        4,522     0.0%
                                                         ---------------------
TOTAL RIGHTS (Cost $38,255)                                    4,522     0.0%
                                                         ---------------------
PURCHASED CURRENCY PUT OPTIONS

CURRENCY OPTIONS
Deutsche Mark, Strike
 Price $1.385...........  04/25/96  $2,000,000                82,000
Japanese Yen, Strike
 Price $83.73...........  04/23/96   3,700,000               666,000
Japanese Yen, Strike
 Price $88.35...........  07/18/96     800,000               107,680
                                                         -----------
TOTAL PURCHASED CURRENCY PUT OPTIONS (Cost
 $269,620)                                                   855,680     5.9%
                                                         ---------------------
SHORT-TERM INVESTMENT

REPURCHASE AGREEMENT
Prudential-Bache Repurchase Agreement, dated
10/31/95, due 11/01/95, with a maturity value
of $334,438 and an effective yield of 5.42%,
collateralized by a U.S. Government Agency
Obligation Security with a rate of 5.67% and a
maturity date of 04/11/96 with a market value
of $341,084...................................  334,388      334,388     2.3%
                                                         ---------------------
TOTAL INVESTMENTS (Cost $12,601,602**)                    14,383,500    99.9%
Excess of Other Assets over Liabilities                       20,649     0.1%
                                                         ---------------------
NET ASSETS                                               $14,404,149   100.0%
                                                         =====================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

 * Non-income producing security.
** Aggregate cost for Federal tax purposes (Note D).
ADR American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN WORLD GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

At October 31, 1995, geographic concentration of the Fund's investments was as follows:

           INDUSTRY       PERCENTAGE OF
           SECTOR          NET ASSETS
           --------       -------------
           Japan              33.0%
           Germany            14.5
           France             11.0
           United States       8.3
           Netherlands         6.6
           Great Britain       4.9
           Hong Kong           4.3
           Austria             3.7
           Sweden              2.6
           Chile               2.4
           Singapore           2.0
           Denmark             2.0
           Norway              1.9
           Switzerland         1.6
           Australia           1.1
                              ----
                              99.9%
                              ====

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN NEW PACIFIC PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

                                    PAR/SHARE MARKET OR  PERCENT OF
DESCRIPTION                          AMOUNT   FAIR VALUE NET ASSETS
-------------------------------------------------------------------
INVESTMENTS--NOTES A AND B

EQUITIES

AIRLINES
Korean Air *......................     1,800  $   63,282    0.6%
                                              ----------
AUTOMOTIVE
PT Astra International *..........    55,000     110,193
Swedish Motors....................    28,000     124,617
                                              ----------
                                                 234,810    2.1%
                                              ----------
BANKING
Cho Hung Bank.....................     8,200     108,240
Commonwealth Bank Of Australia....    18,000     137,115
First Bangkok City Bank...........   150,000     131,135
Guoco Group, Ltd. *...............    40,000     185,212
HSBC Holdings, PLC................     8,400     122,224
Overseas Chinese Banking
 Corporation......................    12,000     140,977
Panin Bank........................    78,750      86,688
Security Bank Corporation *.......    62,000     114,418
Thai Military Bank................    50,000     171,866
                                              ----------
                                               1,197,875   10.9%
                                              ----------
BUILDING SUPPLIES
Asia Cement Corporation, GDR *....     3,740      62,178
Hyundai Engineering &
 Construction.....................     2,435     128,568
Komatsu, Ltd. ....................    13,000     101,716
Kurimoto..........................    10,000     101,716
Maeda Road Construction Company...     5,000      89,491
Pohang Iron & Steel Company.......       700      60,929
                                              ----------
                                                 544,598    4.9%
                                              ----------
CHEMICALS
Kansai Paint......................    23,000      99,878
Metacorp Berhad...................    30,333      76,996
Nippon Shokubai K.K. Company......    13,000     113,409
Toray Industries, Inc.............    17,000     106,245
                                              ----------
                                                 396,528    3.7%
                                              ----------
COMPUTERS & SOFTWARE
Creative Technology, Ltd. *.......     8,000      95,000
Koekisha Company, Ltd. ...........     1,000      38,144
                                              ----------
                                                 133,144    1.2%
                                              ----------

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN NEW PACIFIC PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                               PAR/SHARE MARKET OR  PERCENT OF
DESCRIPTION                     AMOUNT   FAIR VALUE NET ASSETS
--------------------------------------------------------------
CONGLOMERATES
China Resources Enterprises...  300,000  $  132,894
Jardine Matheson Holdings.....   28,000     170,800
Jardine Strategic Holdings,
 Ltd. ........................   69,375     186,619
Loxely Company, Ltd. .........    5,000      95,371
Multi-Purpose Holdings........   96,000     128,453
Westmont Industries Berhad....   17,000      58,874
                                         ----------
                                            773,011    7.0%
                                         ----------
CONSTRUCTION
Taisei Corporation............   17,000     101,589
Walker Corporation, Ltd. .....  120,000      42,049
                                         ----------
                                            143,638    1.3%
                                         ----------
ELECTRONICS
Amcol Holdings, Ltd. .........   20,000      44,161
Casio Computer Company,
 Ltd. *.......................   11,000      96,288
Furukawa Electric Co., Ltd. ..   24,000     107,741
Goldstar Company *............      408       5,967
Guangdong Electric Power,
 B *..........................  210,000     118,965
K.R. Precision Public Co.
 Ltd.--Foreign *..............   16,000     115,717
Samsung Electronics 144A
 Ordinary Shares *............      109      23,933
Samsung Electronics 144A,
 GDR *........................      116      12,760
Samsung Electronics, GDR *....      534      35,378
Samsung Electronics, Preferred
 Stock *......................    1,071     130,314
Shanghai Shangling Electric
 Apparatus Co. ...............  129,000     111,585
                                         ----------
                                            802,809    7.3%
                                         ----------
ENERGY
HKR International, Ltd. ......  176,000     152,515
Southern Petro Chemical,
 GDR *........................    7,000      63,000
                                         ----------
                                            215,515    2.0%
                                         ----------
ENGINEERING
International Engineering
 Company......................    4,000      19,074
Time Engineering..............   32,000      81,858
                                         ----------
                                            100,932    0.9%
                                         ----------
ENTERTAINMENT
Magnum Corporation *..........   70,000     119,008    1.1%
                                         ----------
FINANCE
Finance One Public Co.,
 Ltd. ........................   25,000     140,076
Gadek Berhad..................   15,500      84,789
Hutchison Whampoa, Ltd. ......   27,000     148,764
Krungthai Thanakit PLC--
 Foreign *....................   45,000     126,963
Manhattan Card Company,
 Ltd. ........................  159,000      67,863
Promise Company, Ltd. ........    2,400      94,596
                                         ----------
                                            663,051    6.0%
                                         ----------

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN NEW PACIFIC PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                     PAR/SHARE MARKET OR  PERCENT OF
DESCRIPTION                           AMOUNT   FAIR VALUE NET ASSETS
--------------------------------------------------------------------
FOOD & BEVERAGE
Chosun Brewery Company *...........     2,415  $   87,744
Mos Food Services..................     3,300      82,625
                                               ----------
                                                  170,369    1.5%
                                               ----------
HEALTH CARE
NIC Corporation....................       600       8,568
Shimadzo Corporation...............    18,000      99,995
                                               ----------
                                                  108,563    1.0%
                                               ----------
INDUSTRIAL
New World Infrastructure, Ltd. *...        80         141
Tung Ho Steel 144A, GDR *..........     4,924      52,933
                                               ----------
                                                   53,074    0.5%
                                               ----------
INSURANCE
First Capital Corporation..........    40,000     108,139
Malaysia Assurance Alliance........    44,000     178,355
                                               ----------
                                                  286,494    2.6%
                                               ----------
LODGING & RESTAURANTS
AAPC, Ltd. ........................   200,000     115,786
Faber Group Bhd *..................   130,000     110,508
Shangri-La Asia, Ltd. .............   119,000     131,595
                                               ----------
                                                  357,889    3.3%
                                               ----------
MANUFACTURING
CESC Limited, GDR *................    18,000      54,900
Kahma Company, Ltd. ...............     2,860      48,112
                                               ----------
                                                  103,012    0.9%
                                               ----------
METALS & MINING
Odin Mining Investment Company *...   300,000      72,187
Pt Supreme Cable Manufacturing.....    18,000      44,386
Sammi Steel Corporation *..........    10,450     103,933
Sumitomo Metal Industries *........    34,000      92,112
UMW Holdings Berhad................    12,533      29,840
                                               ----------
                                                  342,458    3.1%
                                               ----------
MISCELLANEOUS
Kemayan Corporation *..............    10,000      13,381
MC Packaging, Ltd. ................   103,000      43,962
                                               ----------
                                                   57,343    0.5%
                                               ----------
NATURAL RESOURCES
Kamei..............................     8,000      89,198    0.8%
                                               ----------
OFFICE EQUIPMENT & SUPPLIES
Acma, Ltd. ........................    28,800      93,758    0.9%
                                               ----------

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN NEW PACIFIC PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                           PAR/SHARE MARKET OR  PERCENT OF
DESCRIPTION                                 AMOUNT   FAIR VALUE NET ASSETS
--------------------------------------------------------------------------
PHOTOGRAPHY
China-Hong Kong Photo Products..........    472,000  $  216,718
Olympus Optical.........................     14,000     130,764
                                                     ----------
                                                        347,482    3.2%
                                                     ----------
PLASTICS
Thai Modern Plastic Industry............     91,900      96,319    0.9%
                                                     ----------
PRINTING & PAPER
Asia Securities Printing Company........        100       3,717
Picop Resources.........................    125,000      40,850
Sumitomo Forestry *.....................      8,000     112,671
                                                     ----------
                                                        157,238    1.4%
                                                     ----------
REAL ESTATE
Fil--Estate Land *......................    132,000     100,318
Henderson Land Development..............     12,000      71,860
Mitsubishi Estate Company, Ltd. ........      9,000      95,946
New World Development...................     28,000     109,006
Singapore Land..........................     15,000      83,864
                                                     ----------
                                                        460,994    4.2%
                                                     ----------
RETAIL
Itochu Corporation......................     20,000     118,539
Shinsegae Department Store..............        400      36,594
                                                     ----------
                                                        155,133    1.4%
                                                     ----------
SERVICES
L.G. Information & Communication *......      1,500     118,212    1.1%
                                                     ----------
TELECOMMUNICATIONS
Nippon Telegraph and Telephone
 Corporation............................         14     114,881
Pakistan Telecommunications, GDR *......        231      22,061
                                                     ----------
                                                        136,942    1.2%
                                                     ----------
TEXTILES
Onward Kashiyama Co., Ltd. .............      8,000     110,323
Saha Union Corporation, Ltd. ...........    120,000     132,327
Yizheng Chemical Fibre Company..........    432,000     125,716
                                                     ----------
                                                        368,366    3.3%
                                                     ----------
TRANSPORTATION
Continental Mariner Investment..........    350,000      36,215
Keppel Corporation, Ltd. ...............     21,000     172,399
                                                     ----------
                                                        208,614    1.9%
                                                     ----------
UTILITIES
Korea Electric Power Corporation........      2,200      90,570    0.8%
                                                     -------------------
TOTAL EQUITIES (Cost $10,095,495)                     9,190,229   83.5%
                                                     -------------------

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN NEW PACIFIC PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                  MATURITY PAR/SHARE MARKET OR  PERCENT OF
DESCRIPTION                 RATE    DATE    AMOUNT   FAIR VALUE NET ASSETS
--------------------------------------------------------------------------
CONVERTIBLE BONDS
ELECTRONICS
United Micro Electronics
 (convertible to 547.3469
 shrs common stk).......... 1.25% 06/08/04 $ 38,000  $   51,680    0.5%
                                                     ----------
FINANCE
MBL International Finance
 (convertible to 45.4546
 shrs common stk).......... 3.00% 11/30/02  100,000     103,630    0.9%
                                                     ----------
FOOD & BEVERAGE
President Enterprises
 (convertible to 9482.1492
 shrs common stk).......... 0.00% 07/22/01   80,000      98,400    0.9%
                                                     ----------
MISCELLANEOUS
Acer, Inc. (convertible to
 13,597.25 shrs common
 stk)...................... 4.00% 06/10/01   10,000      30,500
Essar Gujarat, Ltd.
 (convertible to 2615.5564
 shrs common stk).......... 5.50% 08/05/98   50,000      49,500
                                                     ----------
                                                         80,000    0.7%
                                                     ----------
TRANSPORTATION
Yang Ming Marine
 (convertible to 865.3276
 shrs common stk).......... 2.00% 10/06/01   49,000      52,371    0.5%
                                                     -------------------
TOTAL CONVERTIBLE BONDS
 (Cost $373,789)                                        386,081    3.5%
                                                     -------------------
WARRANTS

WARRANTS
Daewoo Corporation, Warrants, 01/08/96...        11       3,300
Jardine Strategic Holdings, Ltd.,
 Warrants, 05/02/98......................     6,375       1,689
Keihin Electric Express Railway,
 Warrants, 09/11/99......................        20      11,500
Salomon Brothers, Warrants, 01/18/96.....    26,000       1,313
UMW Holdings Berhad, Warrants 01/26/00...     6,533       4,461
Worldwide Holdings Berhad, Warrants,
 09/22/99................................    21,000       9,174
                                                     ----------
TOTAL WARRANTS (Cost
 $112,256)                                               31,437    0.3%
                                                     -------------------
INVESTMENT COMPANIES
China North Industries Investment, Ltd.
 *.......................................   125,000     109,375
R.O.C. Taiwan Fund *.....................    19,000     182,875
Taipei Fund-UTS, Class B *...............        20     144,000
Taiwan Fund Inc. *.......................     6,000     131,250
                                                     ----------
TOTAL INVESTMENT COMPANIES (Cost
 $633,000)                                              567,500    5.2%
                                                     -------------------

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN NEW PACIFIC PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                               PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                                     AMOUNT   FAIR VALUE  NET ASSETS
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
REPURCHASE AGREEMENT
Prudential-Bache Repurchase Agreement,
dated 10/31/95, due 11/01/95, with a maturity
value of $553,258 and an effective yield of
5.42%, collateralized by U.S. Government and
Agency Obligation Securities with rates
ranging from 5.67% to 8.625% and maturity
dates ranging from 04/11/96 to 11/15/29,
with an aggregate market value of $564,254.... $553,176  $   553,176     5.0%
                                                         ---------------------
TOTAL INVESTMENTS (Cost $11,767,716 **)                   10,728,423    97.5%
Excess of Other Assets over Liabilities                      277,993     2.5%
                                                         ---------------------
NET ASSETS                                               $11,006,416   100.0%
                                                         =====================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

   * Non-income producing security.
  ** Aggregate cost for Federal tax purposes (Note D).
GDR Global Depository Receipt
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN NEW PACIFIC PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

At October 31, 1995, geographic concentration of the Fund's investments was as follows:

                             PERCENTAGE OF
           INDUSTRY SECTOR    NET ASSETS
           ---------------   -------------
           Japan                 19.7%
           Hong Kong             14.6
           Thailand              10.5
           South Korea            9.2
           Singapore              8.9
           United States          8.8
           Malaysia               8.1
           Taiwan                 4.5
           China                  4.2
           Australia              2.7
           Philippines            2.3
           Indonesia              2.2
           India                  1.6
           Pakistan               0.2
                                 ----
               TOTAL             97.5%
                                 ====

    The accompanying notes are an integral part of the financial statements.

                      LINCOLN GOVERNMENT INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

                                     MATURITY PAR/SHARE   MARKET OR  PERCENT OF
DESCRIPTION                   RATE     DATE     AMOUNT   FAIR VALUE  NET ASSETS
-------------------------------------------------------------------------------
INVESTMENTS--NOTES A AND B

GOVERNMENT AND AGENCY OBLIGATIONS

U.S. TREASURY
U.S. Treasury Note..........  7.500% 05/15/02 $2,200,000 $ 2,390,102
U.S. Treasury Note..........  5.125% 11/30/98    750,000     737,580
U.S. Treasury Note..........  7.875% 11/15/04  1,450,000   1,634,194
U.S. Treasury Note..........  6.875% 08/31/99    250,000     259,180
U.S. Treasury Note..........  6.500% 04/30/99  1,000,000   1,023,279
U.S. Treasury Principal
 Strip......................  0.000% 05/15/19  3,000,000     638,880
                                                         -----------
                                                           6,683,215   54.1%
                                                         -----------
OTHER
Tennessee Valley Authority
 Principal Strips...........  0.000% 11/01/00  1,000,000     741,350    6.0%
                                                         -----------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION
Federal National Mortgage
 Association................  6.000% 03/01/09    906,806     884,979
Federal National Mortgage
 Association................  7.000% 10/01/25    500,000     495,625
FNMA Multi-family Mortgage..  7.150% 10/01/15    250,000     250,010
                                                         -----------
                                                           1,630,614   13.2%
                                                         -----------
FEDERAL HOME LOAN
Federal Home Loan Mortgage
 Corporation................  7.300% 12/01/12    298,323     308,205
Federal Home Loan Mortgage
 Corporation................  7.500% 11/15/23    500,000     528,125
                                                         --------------------
                                                             836,330    6.8%
                                                         --------------------
TOTAL GOVERNMENT AND AGENCY OBLIGATIONS (Cost
 $9,757,316)                                               9,891,509   80.1%
                                                         --------------------
CORPORATE BONDS
FINANCE
Associates Corp. of North
 America....................  9.125% 04/01/00    400,000     442,072    3.5%
                                                         -----------
CONSUMER PRODUCTS & SERVICES
Wal-Mart Stores, Inc........  7.500% 05/15/04    400,000     426,636    3.5%
                                                         --------------------
TOTAL CORPORATE BONDS (Cost $852,548)                        868,708    7.0%
                                                         --------------------

    The accompanying notes are an integral part of the financial statements.

                      LINCOLN GOVERNMENT INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                 PAR/SHARE   MARKET OR  PERCENT OF
DESCRIPTION                        AMOUNT   FAIR VALUE  NET ASSETS
------------------------------------------------------------------
SHORT-TERM INVESTMENT
REPURCHASE AGREEMENT
Prudential-Bache Repurchase
Agreement, dated 10/31/95, due
11/01/95, with a maturity value
of $1,298,815 and an effective
yield of 5.42%, collateralized
by U.S. Government and Agency
Obligation Securities with
rates ranging from 5.57% to
11.63% and maturity dates
ranging from 11/15/95 to
02/01/96, with an aggregate
market value of $1,323,811...... $1,297,822 $ 1,297,822    10.5%
                                            ---------------------
TOTAL INVESTMENTS (Cost
 $11,907,686**)                              12,058,039    97.6%

Excess of Other Assets over
 Liabilities                                    296,938     2.4%
                                            ---------------------
NET ASSETS                                  $12,354,977   100.0%
                                            =====================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

**Aggregate cost for Federal tax purposes (Note D).

    The accompanying notes are an integral part of the financial statements.

                       LINCOLN CORPORATE INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

                                     MATURITY PAR/SHARE   MARKET OR  PERCENT OF
DESCRIPTION                   RATE     DATE     AMOUNT   FAIR VALUE  NET ASSETS
-------------------------------------------------------------------------------
INVESTMENTS--NOTES A AND B

CORPORATE BONDS

AIRLINES
Delta Airlines.............   8.250% 12/27/07 $  250,000 $   275,630
United Air Lines, Inc. ....   9.210% 01/21/17    450,000     481,842
                                                         -----------
                                                             757,472     4.9%
                                                         -----------
AUTOMOTIVE
Chrysler Finance
 Corporation...............   9.500% 12/15/99    400,000     443,572
Ford Motor Credit
 Corporation...............   7.250% 05/15/99    340,000     350,472
                                                         -----------
                                                             794,044     5.1%
                                                         -----------
BANKING
Chase Manhattan
 Corporation...............   6.500% 01/15/09    250,000     239,688
First Bank Systems, Inc. ..   6.875% 09/15/07    250,000     251,857
NationsBank Corporation....   6.625% 01/15/98    220,000     222,547
                                                         -----------
                                                             714,092     4.6%
                                                         -----------
BUILDING SUPPLIES
Georgia Pacific............   9.125% 07/01/22    400,000     441,236
John Deere Credit
 Corporation...............   8.625% 08/01/19    100,000     115,576
                                                         -----------
                                                             556,812     3.6%
                                                         -----------
CHEMICALS
Dow Capital................   9.000% 05/15/10    155,000     184,884     1.2%
                                                         -----------
CONGLOMERATES
General Electric Capital
 Corporation...............   8.750% 05/21/07    400,000     470,863     3.0%
                                                         -----------
CONSUMER PRODUCTS &
 SERVICES
Nabisco, Inc. .............   7.550% 06/15/15    250,000     251,569
Service Corporation
 International.............   8.375% 12/15/04    250,000     279,926
                                                         -----------
                                                             531,495     3.4%
                                                         -----------
ENERGY
Pennzoil Company...........  10.125% 11/15/09    290,000     360,817
Phillips Petroleum.........   9.180% 09/15/21    250,000     283,465
Tenneco Credit.............   9.625% 08/15/01    250,000     285,655
                                                         -----------
                                                             929,937     6.0%
                                                         -----------
FINANCE
American Express Company...   8.500% 08/15/01    200,000     221,026
CIT Group Holdings.........   5.650% 11/15/95    200,000     199,986
First Security
 Corporation...............   7.000% 07/15/05    250,000     252,818
Heller Financial
 Corporation...............   5.625% 03/15/00    100,000      96,924
International Lease
 Finance...................   8.250% 01/15/00    250,000     267,513
Lehman Brothers Holding
 Company...................   8.875% 03/02/02    300,000     330,623
Smith Barney Holdings......   7.875% 10/01/99    100,000     105,169
                                                         -----------
                                                           1,474,059     9.4%
                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                       LINCOLN CORPORATE INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                    MATURITY PAR/SHARE   MARKET OR  PERCENT OF
DESCRIPTION                  RATE     DATE     AMOUNT   FAIR VALUE  NET ASSETS
------------------------------------------------------------------------------
FOOD & BEVERAGE
Coca Cola Enterprises,
 Inc. .....................  8.000% 01/04/05 $  200,000 $   223,234
Conagra, Inc. .............  9.875% 11/15/05    250,000     307,150
PepsiCo, Inc. .............  7.875% 08/15/96    360,000     365,780
                                                        -----------
                                                            896,164     5.7%
                                                        -----------
INDUSTRIAL
Archer Daniels.............  8.875% 04/15/11    250,000     300,737
Inco, Ltd. ................  9.600% 06/15/22    100,000     111,058
Viacom International.......  8.750% 05/15/01    100,000     104,125
                                                        -----------
                                                            515,920     3.3%
                                                        -----------
INSURANCE
Transamerica Finance
 Corporation...............  0.000% 03/15/99    150,000     152,866
Travelers, Inc. ...........  8.625% 02/01/07    120,000     137,234
                                                        -----------
                                                            290,100     1.9%
                                                        -----------
LODGING & RESTAURANTS
Hilton Hotels..............  7.700% 07/15/02    250,000     257,015     1.6%
                                                        -----------
MANUFACTURING
Cyprus Amax Minerals
 Company...................  7.375% 05/15/07    250,000     258,183     1.7%
                                                        -----------
METALS & MINING
Newmont Gold Company.......  8.910% 01/05/09    100,000     108,214     0.7%
                                                        -----------
NATURAL RESOURCES
Noranda, Inc. .............  8.125% 06/15/04    200,000     217,690     1.4%
                                                        -----------
RETAIL
Federated Department
 Stores.................... 10.000% 02/15/01    100,000     107,250
Sears Roebuck & Company....  9.050% 02/06/12    500,000     587,133
                                                        -----------
                                                            694,383     4.5%
                                                        -----------
TELECOMMUNICATIONS
AT&T Capital Corporation...  7.470% 05/11/05    250,000     262,972
GTE Corporation............  9.375% 12/01/00    100,000     112,830
GTE Hawaii.................  7.000% 02/01/06    400,000     406,990
                                                        -----------
                                                            782,792     5.0%
                                                        -----------
TRANSPORTATION
Burlington Northern
 Railroad Company..........  6.940% 01/02/14    250,000     249,115
Federal Express
 Corporation...............  9.650% 06/15/12    250,000     300,347
                                                        -----------
                                                            549,462     3.5%
                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                       LINCOLN CORPORATE INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                                   MATURITY      PAR/SHARE   MARKET OR  PERCENT OF
DESCRIPTION                        RATE              DATE          AMOUNT   FAIR VALUE  NET ASSETS
--------------------------------------------------------------------------------------------------
UTILITIES
Carolina Power & Light.....            9.000%           04/01/22 $  250,000 $   266,094
Great Lakes Power, Inc. ...            9.000%           08/01/04    100,000     109,499
Long Island Lighting
 Company...................            9.625%           07/01/24    200,000     204,122
Old Dominion Electric
 Corporation...............            8.760%           12/01/22    400,000     451,698
Pennsylvania Power &
 Light.....................            7.700%           10/01/09    200,000     219,041
Texas Gas Transmission.....            8.625%           04/01/04    100,000     112,133
Texas Utilities............            7.375%           11/01/99    450,000     465,041
Utilicorp United, Inc. ....            8.450%           11/15/99    100,000     106,447
Virginia Electric & Power
 Company...................            6.000%           08/01/02    200,000     195,636
                                                                            -----------
                                                                              2,129,711    13.6%
                                                                            ---------------------
TOTAL CORPORATE BONDS (Cost $12,568,713)                                     13,113,292    84.1%
                                                                            ---------------------
GOVERNMENT AND AGENCY OBLI-
 GATIONS
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION
Federal National Mortgage
 Association...............            7.000%           10/16/25    500,000     495,625
FNMA Multi-family
 Mortgage..................            7.150%           10/01/15    250,000     250,007
                                                                            -----------
                                                                                745,632     4.8%
                                                                            -----------
U.S. TREASURY
U.S. Treasury Strip........            0.000%           05/15/19  2,000,000     425,918     2.7%
                                                                            ---------------------
TOTAL GOVERNMENT AND AGENCY OBLIGATIONS (Cost $1,158,792)                     1,171,550     7.5%
                                                                            ---------------------
SHORT-TERM INVESTMENT
REPURCHASE AGREEMENT
Prudential-Bache Repurchase Agreement, dated 10/31/95, due
11/01/95, with a maturity value of $1,006,494 and an
effective yield of 5.42%, collateralized by U.S. Government
and Agency Obligation Securities with rates ranging from
8.625% to 11.625% and maturity dates ranging from 11/15/95
to 11/15/29, with an aggregate market value of
$1,026,497.....................................................   1,006,345   1,006,345     6.5%
                                                                            ---------------------
TOTAL INVESTMENTS (Cost
 $14,733,850**)                                                              15,291,187    98.1%

Excess of Other Assets over
 Liabilities                                                                    296,671     1.9%
                                                                            ---------------------
NET ASSETS                                                                  $15,587,858   100.0%
                                                                            =====================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

**Aggregate cost for Federal tax purposes (Note D).

    The accompanying notes are an integral part of the financial statements.

                       LINCOLN TAX-FREE INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

                                      MATURITY PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                     RATE    DATE    AMOUNT   FAIR VALUE  NET ASSETS
-------------------------------------------------------------------------------
INVESTMENTS--NOTES A AND B

MUNICIPAL BONDS

ALABAMA
Alabama State Public School &
 College Authority...........  4.500% 08/01/06 $400,000  $   385,000    3.5%
                                                         -----------
CALIFORNIA
San Diego County, California
 Water Authority (FGIC)......  5.300% 05/01/02  400,000      416,500    3.7%
                                                         -----------
CONNECTICUT
Connecticut State, Series A,
 G.O.........................  5.400% 03/15/08  100,000      101,500
Connecticut State, Series B,
 G.O.........................  5.100% 10/01/07  100,000       99,250
                                                         -----------
                                                             200,750    1.8%
                                                         -----------
DISTRICT OF COLUMBIA
District of Columbia, G.O.
 Refunding, Bonds Series A-1,
 (MBIA)......................  6.000% 06/01/11  400,000      406,000    3.6%
                                                         -----------
FLORIDA
Florida State Municipal Power
 Authority (AMBAC)...........  5.100% 10/01/14  300,000      280,875
Jacksonville, Florida
 Electrical Authority........  5.200% 10/01/12  300,000      285,750
                                                         -----------
                                                             566,625    5.2%
                                                         -----------
GEORGIA
De Kalb County, Georgia,
 Water and Sewer, (AMBAC)....  5.125% 10/01/14  250,000      239,688
Georgia Municipal Electric
 Power Authority.............  6.000% 01/01/06  400,000      430,500
                                                         -----------
                                                             670,188    6.0%
                                                         -----------
HAWAII
Honolulu, Hawaii City &
 County (PRE-RE).............  6.700% 08/01/08  400,000      448,000    4.0%
                                                         -----------
ILLINOIS
Alton, Illinois Health
 Facilities..................  7.200% 02/15/21  400,000      455,500
Chicago, Illinois, Park
 District G.O................  6.100% 11/15/05  100,000      108,625
Illinois Health Facilities
 Authority (MBIA)............  6.250% 08/15/13  100,000      106,500
                                                         -----------
                                                             670,625    6.0%
                                                         -----------
INDIANA
Indianapolis, Indiana
 Utilities District (FGIC)...  5.000% 06/01/06  400,000      400,000
Lawrence, Indiana Central
 High School Building
 (MBIA)......................  5.200% 07/01/08  400,000      389,498
Perry, Indiana, Multi-School
 Building....................  4.600% 07/15/02  400,000      395,000
                                                         -----------
                                                           1,184,498   10.6%
                                                         -----------
MAINE
Cumberland County, Maine G.O.
 (PRE-RE)....................  6.400% 02/01/02  250,000      274,688    2.5%
                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                       LINCOLN TAX-FREE INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                      MATURITY PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                     RATE    DATE    AMOUNT   FAIR VALUE  NET ASSETS
-------------------------------------------------------------------------------
MASSACHUSETTS
Chelsea, Massachusetts,
 School Improvement (AMBAC)..  5.600% 06/15/05 $100,000     $105,000
Massachusetts Water Resource
 Authority...................  5.500% 11/01/15  400,000      388,000
State of Massachusetts, G.O.,
 Series C (PRE-RE)...........  7.000% 12/01/10  300,000      335,250
                                                         -----------
                                                             828,250    7.4%
                                                         -----------
MICHIGAN
Michigan Municipal Bond
 Authority...................  5.400% 10/01/14  400,000      389,500
Michigan Public Power
 Agency......................  5.500% 01/01/13  400,000      392,500
                                                         -----------
                                                             782,000    7.0%
                                                         -----------
MINNESOTA
Minneapolis, MN General
 Obligation Note.............  3.900% 12/01/97  100,000       99,875    0.9%
                                                         -----------
NEVADA
Clark County, Nevada, School
 District (FGIC).............  6.375% 06/15/05  100,000      110,375
Nevada Municipal Bonds.......  5.000% 07/01/98  100,000      101,875
                                                         -----------
                                                             212,250    1.9%
                                                         -----------
NEW HAMPSHIRE
New Hampshire State Turnpike
 Systems (PRE-RE)............  7.400% 04/01/20  230,000      260,763    2.3%
                                                         -----------
NEW YORK
New York State Local
 Assistance Corporation......  6.000% 04/01/14  400,000      416,500
New York State Urban
 Development (AMBAC).........  5.100% 01/01/08  400,000      394,500
                                                         -----------
                                                             811,000    7.3%
                                                         -----------
OHIO
Columbus, Ohio General
 Obligation Bond.............  4.200% 09/15/97  100,000      100,250    0.9%
                                                         -----------
SOUTH CAROLINA
Charleston, South Carolina,
 Certificates of
 Participation, (AMBAC)......  5.000% 09/01/15  300,000      273,000    2.5%
                                                         -----------
TEXAS
Austin, Texas Hotel Occupancy
 Tax (AMBAC).................  5.125% 11/15/14  400,000      374,500
Bexar, Texas Metropolitan
 Waterworks..................  5.100% 05/01/05  100,000      101,250
Harris County, Texas, Toll
 Road Revenue Bonds (FGIC)...  5.000% 08/15/16  300,000      277,125
                                                         -----------
                                                             752,875    6.8%
                                                         -----------
VIRGINIA
Fairfax County, Virginia,
 Water Authority.............  5.750% 04/01/14  400,000      400,500    3.6%
                                                         -----------
WASHINGTON
Washington State Motor
 Vehicle Fuel................  5.450% 09/01/07  100,000      102,000
Washington State Public Power
 Supply......................  5.375% 07/01/15  300,000      275,250
                                                         -----------
                                                             377,250    3.4%
                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                       LINCOLN TAX-FREE INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                      MATURITY PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                     RATE    DATE    AMOUNT   FAIR VALUE  NET ASSETS
-------------------------------------------------------------------------------
WISCONSIN
Wisconsin Clean Water......... 5.300% 06/01/12 $400,000  $   388,500     3.5%
                                                         ---------------------
TOTAL MUNICIPAL BONDS (Cost
 $10,642,590)                                             10,509,387    94.4%
                                                         ---------------------
SHORT-TERM INVESTMENT

REPURCHASE AGREEMENT
Prudential-Bache Repurchase Agreement, dated
10/31/95, due 11/01/95, with a maturity value
of $425,694 and an effective yield of 5.42%,
collateralized by a U.S. Government Agency
Obligation Security with a rate of 5.67% and
a maturity date of 04/11/96 with a market
value of $434,154.............................  425,631      425,631     3.8%
                                                         ---------------------
TOTAL INVESTMENTS (Cost $11,068,221**)                    10,935,018    98.2%

Excess of Other Assets over Liabilities                      195,072     1.8%
                                                         ---------------------
NET ASSETS                                               $11,130,090   100.0%
                                                         =====================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

**      Aggregate cost for Federal Tax Purposes (Note D).
AMBAC   American Municipal Bond Assurance Corporation
FGIC    Financial Guaranty Insurance Corporation
G.O.    General Obligations
MBIA    Municipal Bond Insurance Association
PRE-RE  Pre-refunded with U.S. Treasuries

    The accompanying notes are an integral part of the financial statements.

                           LINCOLN CASHFUND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

                                     MATURITY PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                    RATE    DATE    AMOUNT   FAIR VALUE  NET ASSETS
------------------------------------------------------------------------------
INVESTMENTS--NOTES A AND B
COMMERCIAL PAPER
AT & T....................... 5.650% 11/14/95 $ 565,000 $   563,847
Daimler Benz, N.A............ 5.690% 12/20/95   572,000     567,570
Donnelly RR & Sons........... 5.700% 12/07/95   400,000     397,720
Merrill Lynch & Company...... 5.870% 11/01/95 1,586,000   1,586,000
Merrill Lynch & Company...... 5.600% 11/07/95   525,000     524,510
Metropolitan Life Funding.... 5.710% 11/13/95   570,000     568,915
Southwestern Bell Capital
 Corporation................. 5.640% 03/25/96   570,000     557,052
Weyerhauser Company.......... 5.800% 11/02/95   570,000     569,908
                                                        -----------
TOTAL COMMERCIAL PAPER (Cost $5,335,522)                  5,335,522    46.6%
                                                        ---------------------
CORPORATE BONDS
Harris Trust & Savings....... 6.120% 08/29/96   500,000     500,000
Morgan Guaranty Trust of New
 York........................ 6.000% 10/11/96   570,000     570,000
                                                        -----------
TOTAL CORPORATE BONDS (Cost $1,070,000)                   1,070,000     9.3%
                                                        ---------------------
FLOATING RATE NOTES
Boatmens Bank of South
 Missouri.................... 5.875% 02/14/96   558,000     557,973
Caterpiller Financial
 Services.................... 5.810% 07/25/96   565,000     565,000
Comerica Bank................ 5.560% 11/22/95   545,000     544,973
First Bank of South Dakota... 5.855% 05/06/96   565,000     564,944
PHH Corporation.............. 5.840% 08/21/96   565,000     564,824
Toyota Motor Credit.......... 5.600% 01/12/96   545,000     545,000
                                                        -----------
TOTAL FLOATING RATE NOTES (Cost $3,342,714)               3,342,714    29.2%
                                                        ---------------------
GOVERNMENT AND AGENCY
 OBLIGATIONS
Federal Home Loan Bank....... 5.610% 09/20/96 1,000,000     998,987
U. S. Treasury Bill.......... 6.610% 02/08/96   700,000     687,276
                                                        -----------
TOTAL GOVERNMENT AND AGENCY OBLIGATIONS (Cost
 $1,686,263)                                              1,686,263    14.7%
                                                        ---------------------
TOTAL INVESTMENTS (Cost $11,434,499**)                   11,434,499    99.8%
Excess of Other Assets over
 Liabilities                                                 17,524     0.2%
                                                        ---------------------
NET ASSETS                                              $11,452,023   100.0%
                                                        =====================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

**Aggregate cost for Federal tax purposes (Note D).

    The accompanying notes are an integral part of the financial statements.

                      [THIS PAGE LEFT INTENTIONALLY BLANK]

LINCOLN ADVISOR FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

                               LINCOLN        LINCOLN      LINCOLN      LINCOLN
                          GROWTH AND INCOME ENTERPRISE   U.S. GROWTH  WORLD GROWTH
                              PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
                          ----------------- -----------  -----------  ------------
ASSETS:
 Investments, at value
 (Notes A & B)               $22,617,145    $19,969,372  $19,064,562  $14,383,500
 Foreign currency, at
 value                               --             --           --        13,029
 Cash                                --             --           --           --
 Receivable from:
  Securities sold                101,193        139,467          --           --
  Open Forward Currency
  Contracts (Note G)                 --             --           --           --
  Fund shares sold                42,676        126,218       24,465       21,685
  Dividends and interest          38,476          6,786       10,425       53,379
  Advisor                            --             --           --           --
 Deferred organization
 expense                           6,430          6,371        4,935        6,159
                             -----------    -----------  -----------  -----------
  Total assets                22,805,920     20,248,214   19,104,387   14,477,752
                             -----------    -----------  -----------  -----------
LIABILITIES:
 Payable for:
  Securities purchased         1,261,464        104,111          --           --
  Fund shares redeemed            18,726          3,334          497        1,504
  Distributions declared             342            --           --           --
  Directors' fees and
  expenses                         2,054          2,054        2,054        2,054
  Affiliates:
  Advisor                         86,560         40,625       63,298        5,772
  Service and
  distribution fees               14,928         17,056       13,224       14,430
 Accrued expenses and
 other liabilities                38,108         37,829       38,026       49,843
                             -----------    -----------  -----------  -----------
  Total Liabilities            1,422,182        205,009      117,099       73,603
                             -----------    -----------  -----------  -----------
NET ASSETS:                  $21,383,738    $20,043,205  $18,987,288  $14,404,149
                             ===========    ===========  ===========  ===========
NET ASSETS CONSIST OF:
 Paid-in capital             $19,095,891    $17,573,452  $15,192,613  $12,819,006
 Undistributed net
 investment income
 (loss) or
 distributions in
 excess of net
 investment income                20,387            --           --        28,952
 Accumulated net
 realized gain (loss)
 on investments and
 foreign currency
 transactions                    411,734       (663,946)  (1,242,395)    (226,230)
 Net unrealized
 appreciation
 (depreciation) on
 investments, forward
 currency contracts,
 foreign currency and
 other assets                  1,855,726      3,133,699    5,037,070    1,782,421
                             -----------    -----------  -----------  -----------
NET ASSETS:                  $21,383,738    $20,043,205  $18,987,288  $14,404,149
                             ===========    ===========  ===========  ===========
 CLASS A                     $13,297,253    $14,507,841  $13,573,827  $13,017,521
                             ===========    ===========  ===========  ===========
 CLASS B                     $ 1,307,566    $ 1,811,208  $   566,975  $ 1,182,741
                             ===========    ===========  ===========  ===========
 CLASS C                     $    73,181    $    58,186  $    27,138  $    42,905
                             ===========    ===========  ===========  ===========
 CLASS D                     $ 6,705,738    $ 3,665,970  $ 4,819,348  $   160,982
                             ===========    ===========  ===========  ===========
SHARES OUTSTANDING:
 CLASS A                       1,185,195      1,285,890    1,092,021    1,141,508
                             ===========    ===========  ===========  ===========
 CLASS B                         120,358        151,465       45,992      110,409
                             ===========    ===========  ===========  ===========
 CLASS C                           6,406          4,767        2,113        3,999
                             ===========    ===========  ===========  ===========
 CLASS D                         597,948        324,385      385,639       14,072
                             ===========    ===========  ===========  ===========
 CLASS A SHARES
 Net asset value and
 redemption price per
 share                       $     11.22    $     11.28  $     12.43  $     11.40
                             ===========    ===========  ===========  ===========
 Maximum sales charge              5.50%          5.50%        5.50%        5.50%
 Maximum offering price
 per share                   $     11.87    $     11.94  $     13.15  $     12.06
                             ===========    ===========  ===========  ===========
 CLASS B SHARES
 Net asset value and
 offering price*             $     10.86    $     11.96  $     12.33  $     10.71
                             ===========    ===========  ===========  ===========
 CLASS C SHARES
 Net asset value and
 offering price*             $     11.42    $     12.21  $     12.85  $     10.73
                             ===========    ===========  ===========  ===========
 CLASS D SHARES
 Net asset value,
 offering price and
 redemption price per
 share                       $     11.21    $     11.30  $     12.50  $     11.44
                             ===========    ===========  ===========  ===========
Cost of investments          $20,761,419    $16,835,673  $14,027,492  $12,601,602
Cost of foreign currency             --             --           --   $    12,505

*Redemption price per
  share is equal to net
  asset value less any
  applicable contingent
  deferred sales
  charge.

                                                   The accompanying notes are an

  LINCOLN         LINCOLN          LINCOLN          LINCOLN       LINCOLN
NEW PACIFIC  GOVERNMENT INCOME CORPORATE INCOME TAX-FREE INCOME  CASHFUND
 PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO     PORTFOLIO
-----------  ----------------- ---------------- --------------- -----------
$10,728,423     $12,058,039      $15,291,187      $10,935,018   $11,434,499
    346,436             --               --               --            --
        --           32,500              --               --            --
     54,415         816,440              --               --            --
     13,060             --               --               --            --
      2,136           1,992            9,509            1,251         1,280
     24,554         179,202          299,076          160,202        32,590
     77,923          50,866           35,974           77,759        11,147
      5,833           6,550            6,278            6,460         6,087
-----------     -----------      -----------      -----------   -----------
 11,252,780      13,145,589       15,642,024       11,180,690    11,485,603
-----------     -----------      -----------      -----------   -----------
    180,125         741,350              --               --            --
        --            3,026            4,582              --          1,363
        --              412              842              456           711
      2,054           2,054            2,054            2,137         2,301
        --              --               --               --            --
     10,974          10,253           10,651            9,801           --
     53,211          33,517           36,037           38,206        29,205
-----------     -----------      -----------      -----------   -----------
    246,364         790,612           54,166           50,600        33,580
-----------     -----------      -----------      -----------   -----------
$11,006,416     $12,354,977      $15,587,858      $11,130,090   $11,452,023
===========     ===========      ===========      ===========   ===========
$12,546,983     $12,486,146      $15,567,374      $11,264,858   $11,452,023
     (9,219)          5,468            2,057           (1,565)          --
   (507,330)       (286,990)        (538,910)             --            --
 (1,024,018)        150,353          557,337         (133,203)          --
-----------     -----------      -----------      -----------   -----------
$11,006,416     $12,354,977      $15,587,858      $11,130,090   $11,452,023
===========     ===========      ===========      ===========   ===========
$10,353,101     $11,061,948      $11,517,879      $10,949,759   $11,452,023
===========     ===========      ===========      ===========   ===========
$   573,331     $   299,270      $   361,777      $   169,947           --
===========     ===========      ===========      ===========   ===========
$    17,490     $    14,696      $     4,677      $    10,384
===========     ===========      ===========      ===========
$    62,494     $   979,063      $ 3,703,525              --
===========     ===========      ===========      ===========
  1,188,455       1,128,893        1,180,087        1,115,574    11,452,023
===========     ===========      ===========      ===========   ===========
     63,648          29,209           34,619           16,308           --
===========     ===========      ===========      ===========   ===========
      1,980           1,416              448            1,017
===========     ===========      ===========      ===========
      7,126         101,971          390,199              --
===========     ===========      ===========      ===========
$      8.71     $      9.80      $      9.76      $      9.82   $      1.00
===========     ===========      ===========      ===========   ===========
      5.50%           4.50%            4.50%            4.50%
$      9.22     $     10.26      $     10.22      $     10.28
===========     ===========      ===========      ===========
$      9.01     $     10.25      $     10.45      $     10.42
===========     ===========      ===========      ===========
$      8.83     $     10.38      $     10.44      $     10.21
===========     ===========      ===========      ===========
$      8.77     $      9.60      $      9.49              --
===========     ===========      ===========      ===========
$11,767,716     $11,907,686      $14,733,850      $11,068,221   $11,434,499
$   331,161             --               --               --            --

integral part of the financial statements.

LINCOLN ADVISOR FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995


                              LINCOLN       LINCOLN      LINCOLN      LINCOLN
                         GROWTH AND INCOME ENTERPRISE  U.S. GROWTH  WORLD GROWTH
                             PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                         ----------------- ----------  -----------  ------------
INVESTMENT INCOME:
 Interest                   $  118,967     $   61,213  $   38,522    $  31,824
 Dividends (Note 1)            340,478         85,318     105,990      208,492
                            ----------     ----------  ----------    ---------
  Total investment in-
   come                        459,445        146,531     144,512      240,316
                            ----------     ----------  ----------    ---------
EXPENSES (NOTE A):
 Investment Advisory
  fees (Note C)                139,813        116,353     105,965      142,529
 Custody and adminis-
  tration fees                  72,494         92,461      76,881       97,930
 Audit fees                     14,400         14,400      16,400       20,600
 Registration and fil-
  ing fees                      38,486         37,948      37,760       37,326
 Transfer agency fees           17,398         17,398      17,398       17,398
 Directors' fees and
  expenses                       8,233          8,232       8,232        8,232
 Amortization of organ-
  ization costs (Note
  F)                             5,386          5,446       5,446        5,446
 Other                           1,379          1,652       1,653        1,655
 Fees waived and
  expenses reimbursed
  by the Advisor
  (Note C)                     (53,253)       (75,728)    (42,667)    (136,758)
                            ----------     ----------  ----------    ---------
                               244,336        218,162     227,068      194,358
 Distribution and serv-
  ice fees (Note C):
  Class A Shares                41,382         42,883      40,509       41,866
  Class B Shares                 9,710         12,474       3,983        8,469
  Class C Shares                   426            486         127          408
                            ----------     ----------  ----------    ---------
 Net expenses                  295,854        274,005     271,687      245,101
                            ----------     ----------  ----------    ---------
NET INVESTMENT INCOME
 (LOSS)                        163,591       (127,474)   (127,175)      (4,785)
                            ----------     ----------  ----------    ---------
REALIZED AND UNREALIZED
 GAIN (LOSS):
 Net realized gain
  (loss) on:
  Investment transac-
   tions                       425,374        952,012    (476,502)    (109,077)
  Foreign currency
   transactions                    --             --          --        53,067
                            ----------     ----------  ----------    ---------
  Net realized gain
   (loss)                      425,374        952,012    (476,502)     (56,010)
                            ----------     ----------  ----------    ---------
 Net change in
  unrealized apprecia-
  tion (depreciation)
  on:
  Investments                2,538,893      2,165,537   3,893,441      651,911
  Foreign currency and
   other assets                    --             --          --       (20,353)
                            ----------     ----------  ----------    ---------
NET UNREALIZED APPRECI-
 ATION (DEPRECIATION)
 DURING THE PERIOD           2,538,893      2,165,537   3,893,441      631,558
                            ----------     ----------  ----------    ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)      2,964,267      3,117,549   3,416,939      575,548
                            ----------     ----------  ----------    ---------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULT-
 ING FROM OPERATIONS        $3,127,858     $2,990,075  $3,289,764    $ 570,763
                            ==========     ==========  ==========    =========
NOTE 1: NET OF FOREIGN
 TAXES WITHHELD OF:                --             --          --     $  27,176

                                                   The accompanying notes are an

                                                        LINCOLN
  LINCOLN           LINCOLN            LINCOLN           TAX-         LINCOLN
NEW PACIFIC    GOVERNMENT INCOME   CORPORATE INCOME   FREE INCOME    CASHFUND
 PORTFOLIO         PORTFOLIO          PORTFOLIO        PORTFOLIO     PORTFOLIO
-----------    -----------------   ----------------   -----------    ---------
$    25,014       $  823,203          $1,056,815      $  557,939     $665,485
    111,412              --                  --              --           --
-----------       ----------          ----------      ----------     --------
    136,426          823,203           1,056,815         557,939      665,485
-----------       ----------          ----------      ----------     --------
    119,820           33,749              40,247          31,052       27,946
    150,831           68,583              71,679          69,228       66,697
     20,600           13,400              14,400          16,500       11,300
     37,156           37,395              37,892          36,931       23,375
     17,398           17,398              17,398          17,398       17,398
      8,232            8,232               8,232           8,232        8,232
      5,446            5,446               5,446           5,446        5,446
      1,653            1,658               1,658           1,657        1,663
   (197,745)         (84,614)            (76,211)       (108,813)     (39,094)
-----------       ----------          ----------      ----------     --------
    163,391          101,247             120,741          77,631      122,963
     35,982           36,161              36,880          35,745          --
      5,374            2,650               2,991           1,255          --
        159               74                  53             123          --
-----------       ----------          ----------      ----------     --------
    204,906          140,132             160,665         114,754      122,963
-----------       ----------          ----------      ----------     --------
    (68,480)         683,071             896,150         443,185      542,522
-----------       ----------          ----------      ----------     --------
   (470,965)         315,265             104,351             --           --
     82,356              --                  --              --           --
-----------       ----------          ----------      ----------     --------
   (388,609)         315,265             104,351             --           --
-----------       ----------          ----------      ----------     --------
 (1,244,822)         453,575           1,219,589         977,524          --
     12,967              --                  --              --           --
-----------       ----------          ----------      ----------     --------
 (1,231,855)         453,575           1,219,589         977,524          --
-----------       ----------          ----------      ----------     --------
 (1,620,464)         768,840           1,323,940         977,524          --
-----------       ----------          ----------      ----------     --------
$(1,688,944)      $1,451,911          $2,220,090      $1,420,709     $542,522
===========       ==========          ==========      ==========     ========
$    80,877              --                  --              --           --

integral part of the financial statements.

LINCOLN ADVISOR FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 1995

                                              LINCOLN        LINCOLN      LINCOLN      LINCOLN
                                         GROWTH AND INCOME ENTERPRISE   U.S. GROWTH  WORLD GROWTH
                                             PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
                                         ----------------- -----------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
 Net investment income (loss)               $   163,591    $  (127,474) $  (127,175) $    (4,785)
 Net realized gain (loss) on
  investments and foreign currency
  transactions                                  425,374        952,012     (476,502)     (56,010)
 Net change in unrealized appreciation
  (depreciation) on investments,
  foreign currency and other assets           2,538,893      2,165,537    3,893,441      631,558
                                            -----------    -----------  -----------  -----------
 Net increase (decrease) in net assets
  resulting from operations                   3,127,858      2,990,075    3,289,764      570,763
                                            -----------    -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE A):
 From net investment income*:
 CLASS A                                        (82,711)           --           --        (9,506)
 CLASS B                                         (4,970)           --           --        (1,209)
 CLASS C                                           (191)           --           --          (104)
 CLASS D                                        (55,332)           --           --          (263)
 From short-term capital gains:
 CLASS A                                       (267,001)           --           --           --
 CLASS B                                        (19,100)           --           --           --
 CLASS C                                           (653)           --           --           --
 CLASS D                                        (81,783)           --           --           --
NET FUND SHARE TRANSACTIONS (NOTE E):
 CLASS A                                      1,108,608      1,331,853      488,757      799,587
 CLASS B                                        600,728        780,768      268,431      605,810
 CLASS C                                         43,004         10,081       18,772        2,337
 CLASS D                                      3,371,526      3,318,688    2,411,031       89,271
                                            -----------    -----------  -----------  -----------
TOTAL CHANGE IN NET ASSETS                    7,739,983      8,431,465    6,476,755    2,056,686
NET ASSETS:
 Beginning of period                         13,643,755     11,611,740   12,510,533   12,347,463
                                            -----------    -----------  -----------  -----------
 End of period (including
  undistributed net investment income
  disclosed below **)                       $21,383,738    $20,043,205  $18,987,288  $14,404,149
                                            ===========    ===========  ===========  ===========
 *Including distributions in excess of
  net investment income of:                         --             --           --           --
**Undistributed net investment income
  (loss):                                        20,387            --           --        28,952



                                                   The accompanying notes are an

                                                   LINCOLN
  LINCOLN          LINCOLN          LINCOLN         TAX-        LINCOLN
NEW PACIFIC   GOVERNMENT INCOME CORPORATE INCOME FREE INCOME   CASHFUND
 PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO    PORTFOLIO
-----------   ----------------- ---------------- -----------  -----------
$   (68,480)     $   683,071      $   896,150    $   443,185  $   542,522
   (388,609)         315,265          104,351            --           --
 (1,231,855)         453,575        1,219,589        977,524          --
-----------      -----------      -----------    -----------  -----------
 (1,688,944)       1,451,911        2,220,090      1,420,709      542,522
-----------      -----------      -----------    -----------  -----------
        --          (620,799)        (633,907)      (437,188)    (542,522)
        --           (19,661)         (24,234)        (6,574)         --
        --              (224)            (604)          (988)         --
        --           (51,430)        (236,120)           --           --
   (316,289)             --               --             --           --
    (15,095)             --               --             --           --
       (342)             --               --             --           --
     (1,631)             --               --             --           --
    941,615          689,590          802,327        545,752      555,106
    231,878           46,580          115,759         64,485          --
      6,813          (35,204)          (5,334)         2,272          --
     23,103          593,422        2,194,396            --           --
-----------      -----------      -----------    -----------  -----------
   (818,892)       2,054,185        4,432,373      1,588,468      555,106
 11,825,308       10,300,792       11,155,485      9,541,622   10,896,917
-----------      -----------      -----------    -----------  -----------
$11,006,416      $12,354,977      $15,587,858    $11,130,090  $11,452,023
===========      ===========      ===========    ===========  ===========
        --               --               --          (1,565)         --
     (9,219)           5,468            2,057            --           --



integral part of the financial statements.

LINCOLN ADVISOR FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD DECEMBER 3, 1993 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1994

                                              LINCOLN        LINCOLN      LINCOLN      LINCOLN
                                         GROWTH AND INCOME ENTERPRISE   U.S. GROWTH  WORLD GROWTH
                                             PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
                                         ----------------- -----------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
 Net investment income (loss)                   $55,239       ($96,231)    ($48,908)     $24,104
 Net realized gain (loss) on
  investment transactions and foreign
  currency transactions                         366,879     (1,615,958)    (765,893)    (117,654)
 Net change in unrealized appreciation
  (depreciation) on investments,
  foreign currency and other assets            (683,167)       968,162    1,143,629    1,150,863
                                            -----------    -----------  -----------  -----------
 Net increase (decrease) in net assets
  resulting from operations                    (261,049)      (744,027)     328,828    1,057,313
                                            -----------    -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE A):
 From net investment income*:
 CLASS A                                        (52,553)        (5,017)     (10,026)     (31,036)
 CLASS B                                           (901)           --           --          (644)
 CLASS C                                            (44)           --           --           (16)
 CLASS D                                        (13,722)           --           --          (154)
NET FUND SHARE TRANSACTIONS (NOTE E):
 CLASS A                                     10,707,842     11,364,722   10,432,432   10,690,388
 CLASS B                                        567,722        714,807      193,916      518,236
 CLASS C                                         24,220         36,372        4,860       38,387
 CLASS D                                      2,659,240        231,883    1,547,523       61,989
                                            -----------    -----------  -----------  -----------
TOTAL CHANGE IN NET ASSETS                   13,630,755     11,598,740   12,497,533   12,334,463
NET ASSETS:
 Beginning of period                             13,000         13,000       13,000       13,000
                                            -----------    -----------  -----------  -----------
 End of period (including
  undistributed net investment
  income disclosed below**)                 $13,643,755    $11,611,740  $12,510,533  $12,347,463
                                            ===========    ===========  ===========  ===========
 *Including distributions in excess of
  net investment income of:                    ($11,981)       ($5,017)    ($10,026)     ($7,747)
**Undistributed net investment income:              --             --           --           --



                                                   The accompanying notes are an

  LINCOLN         LINCOLN          LINCOLN          LINCOLN       LINCOLN
NEW PACIFIC  GOVERNMENT INCOME CORPORATE INCOME TAX-FREE INCOME  CASHFUND
 PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO     PORTFOLIO
-----------  ----------------- ---------------- --------------- -----------
   ($21,131)       $401,834         $569,199        $354,978       $271,189
    305,061        (602,768)        (643,261)            --             --
    207,837        (303,222)        (662,252)     (1,110,727)           --
-----------     -----------      -----------      ----------    -----------
    491,767        (504,156)        (736,314)       (755,749)       271,189
-----------     -----------      -----------      ----------    -----------
    (10,033)       (376,003)        (531,367)       (355,455)      (271,189)
        --           (2,509)          (3,088)         (1,109)           --
        --             (709)             (92)            (45)           --
        --           (7,589)         (33,880)            --             --
 10,855,398      10,518,370       10,853,543      10,532,695     10,883,917
    416,363         246,538          230,877         100,785            --
     12,436          50,709           10,006           7,500            --
     46,377         363,141        1,352,800             --             --
-----------     -----------      -----------      ----------    -----------
 11,812,308      10,287,792       11,142,485       9,528,622     10,883,917
     13,000          13,000           13,000          13,000         13,000
-----------     -----------      -----------      ----------    -----------
$11,825,308     $10,300,792      $11,155,485      $9,541,622    $10,896,917
===========     ===========      ===========      ==========    ===========
   ($10,033)            --               --          ($1,630)           --
        --          $15,024             $772             --             --



integral part of the financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
LINCOLN GROWTH AND INCOME PORTFOLIO


                                       CLASS A                           CLASS B
                          --------------------------------- ---------------------------------
                            FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR    FOR THE PERIOD
                               ENDED            ENDED            ENDED            ENDED
                          OCTOBER 31, 1995 OCTOBER 31, 1994 OCTOBER 31, 1995 OCTOBER 31, 1994
                          ---------------- ---------------- ---------------- ----------------
Net asset value,
 beginning of period          $  9.74          $  10.00          $ 9.49          $  10.00
                              -------          --------          ------          --------
Income from investment
 operations:
 Net investment income
  (loss)                         0.09              0.05            0.04              0.01
 Net realized and
  unrealized gain (loss)
  on investments                 1.71             (0.26)           1.64             (0.49)
                              -------          --------          ------          --------
  Total from investment
   operations                    1.80             (0.21)           1.68             (0.48)
                              -------          --------          ------          --------
Less distributions to
 shareholders:
 From net investment
  income                        (0.07)            (0.05)          (0.06)            (0.03)
 From net realized gains        (0.25)              --            (0.25)              --
                              -------          --------          ------          --------
  Total distributions           (0.32)            (0.05)          (0.31)            (0.03)
                              -------          --------          ------          --------
Net asset value, end of
 period                       $ 11.22          $   9.74          $10.86          $   9.49
                              =======          ========          ======          ========
Total Return**                  19.13%            (2.15%)         18.36%            (4.83%)
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000's)              $13,297           $10,437          $1,308              $563
 Net expenses to average
  daily net assets               1.75%             1.75%*          2.40%             2.40%*
 Net investment income
  (loss) to average
  daily net assets               0.88%             0.49%*          0.23%             (.14%)*
 Portfolio turnover rate           49%               39%             49%               39%
 Commencement of
  operations                                   12/03/93                          03/29/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:               2.09%             2.87%*          2.74%             3.53%*

LINCOLN ENTERPRISE PORTFOLIO

                                       CLASS A                           CLASS B
                          --------------------------------- ---------------------------------
                            FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR    FOR THE PERIOD
                               ENDED            ENDED            ENDED            ENDED
                          OCTOBER 31, 1995 OCTOBER 31, 1994 OCTOBER 31, 1995 OCTOBER 31, 1994
                          ---------------- ---------------- ---------------- ----------------
Net asset value,
 beginning of period          $  9.20          $  10.00          $ 9.81          $  10.00
                              -------          --------          ------          --------
Income from investment
 operations:
 Net investment income
  (loss)                        (0.08)            (0.08)          (0.12)            (0.04)
 Net realized and
  unrealized gain (loss)
  on investments                 2.16             (0.71)           2.27             (0.15)
                              -------          --------          ------          --------
  Total from investment
   operations                    2.08             (0.79)           2.15             (0.19)
                              -------          --------          ------          --------
Less distributions to
 shareholders:
 From net investment
  income                          --              (0.01)            --                --
 From net realized gains          --                --              --                --
                              -------          --------          ------          --------
  Total distributions            0.00             (0.01)           0.00              0.00
                              -------          --------          ------          --------
Net asset value, end of
 period                       $ 11.28          $   9.20          $11.96          $   9.81
                              =======          ========          ======          ========
Total Return**                  22.72%            (7.91%)         21.92%            (1.91%)
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000's)              $14,508           $10,579          $1,811              $761
 Net expenses to average
  daily net assets               1.85%             1.85%*          2.50%             2.50%*
 Net investment income
  (loss) to average
  daily net assets              (0.83%)           (1.01%)*        (1.50%)           (1.53%)*
 Portfolio turnover rate          106%              120%            106%              120%
 Commencement of
  operations                                   12/03/93                          04/14/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:               2.42%             3.10%*          3.07%             3.76%*

-------
 * Annualized.
** Total return calculations exclude front end sales load.

                                                   The accompanying notes are an

                CLASS C                                  CLASS D
---------------------------------------- ---------------------------------------
  FOR THE YEAR                             FOR THE YEAR
     ENDED            FOR THE PERIOD          ENDED           FOR THE PERIOD
OCTOBER 31, 1995  ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
----------------  ---------------------- ---------------- ----------------------
     $ 9.96              $  10.00             $ 9.74             $  10.42
     ------              --------             ------             --------
       0.04                  0.00               0.12                 0.05
       1.72                 (0.02)              1.71                (0.66)
     ------              --------             ------             --------
       1.76                 (0.02)              1.83                (0.61)
     ------              --------             ------             --------
      (0.05)                (0.02)             (0.11)               (0.07)
      (0.25)                  --               (0.25)                 --
     ------              --------             ------             --------
      (0.30)                (0.02)             (0.36)               (0.07)
     ------              --------             ------             --------
     $11.42              $   9.96             $11.21             $   9.74
     ======              ========             ======             ========
      18.37%                (0.22%)            19.52%               (5.93%)
        $73                   $24             $6,706               $2,620
       2.40%                 2.40%*             1.40%                1.40%*
       0.23%                 (.08%)*            1.23%                0.91%*
         49%                   39%                49%                  39%
                         05/11/94                                02/03/94
       2.74%                 3.52%*             1.74%                2.52%*
                CLASS C                                  CLASS D
---------------------------------------- ---------------------------------------
  FOR THE YEAR                             FOR THE YEAR
     ENDED            FOR THE PERIOD          ENDED           FOR THE PERIOD
OCTOBER 31, 1995  ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
----------------  ---------------------- ---------------- ----------------------
     $10.02              $  10.00             $ 9.23             $  10.44
     ------              --------             ------             --------
      (0.15)                (0.05)             (0.02)               (0.02)
       2.34                  0.07               2.09                (1.19)
     ------              --------             ------             --------
       2.19                  0.02               2.07                (1.21)
     ------              --------             ------             --------
        --                    --                 --                   --
        --                    --                 --                   --
     ------              --------             ------             --------
       0.00                  0.00               0.00                 0.00
     ------              --------             ------             --------
     $12.21              $  10.02             $11.30             $   9.23
     ======              ========             ======             ========
      21.86%                 0.23%             22.43%              (11.61%)
     $   58              $     37             $3,666             $    234
       2.50%                 2.50%*             1.53%                1.50%*
      (1.49%)               (1.53%)*           (0.60%)               (.63%)*
        106%                  120%               106%                 120%
                         05/10/94                                02/03/94
       3.07%                 3.75%*             2.07%                2.75%*

integral part of the financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
LINCOLN U.S. GROWTH PORTFOLIO

                                          CLASS A                                 CLASS B
                          --------------------------------------- ---------------------------------------
                            FOR THE YEAR                            FOR THE YEAR
                               ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
                          OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                          ---------------- ---------------------- ---------------- ----------------------
Net asset value,
 beginning of period           $10.21               $10.00             $10.19               $10.00
                              -------             --------            -------             --------
Income from investment
 operations:
 Net investment income
  (loss)                       (0.09)               (0.04)             (0.14)               (0.03)
 Net realized and
  unrealized gain (loss)
  on investments                 2.31                 0.26               2.28                 0.22
                              -------             --------            -------             --------
  Total from investment
   operations                    2.22                 0.22               2.14                 0.19
                              -------             --------            -------             --------
Less distributions to
 shareholders:
 From net investment
  income                          --                 (0.01)               --                   --
 From net realized gains          --                   --                 --                   --
                              -------             --------            -------             --------
  Total distributions            0.00                (0.01)              0.00                 0.00
                              -------             --------            -------             --------
Net asset value, end of
 period                        $12.43               $10.21             $12.33               $10.19
                              =======             ========            =======             ========
Total Return**                 21.74%                2.18%             21.00%                1.90%
Ratios / Supplemental
 Data:
 Net assets, end of
  period (000's)              $13,574              $10,669               $567                 $204
 Net expenses to average
  daily net assets              1.85%               1.85%*              2.50%               2.50%*
 Net investment income
  (loss) to average
  daily net assets            (0.88%)             (0.51%)*            (1.57%)             (1.26%)*
 Portfolio turnover rate          58%                  66%                58%                  66%
 Commencement of
  operations                                      12/03/93                                03/29/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:              2.18%               2.94%*              2.83%               3.60%*

LINCOLN WORLD GROWTH PORTFOLIO

                                          CLASS A                                 CLASS B
                          --------------------------------------- ---------------------------------------
                            FOR THE YEAR                            FOR THE YEAR
                               ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
                          OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                          ---------------- ---------------------- ---------------- ----------------------
Net asset value,
 beginning of period           $11.00               $10.00             $10.40               $10.00
                              -------             --------            -------             --------
Income from investment
 operations:
 Net investment income
  (loss)                         0.01                 0.02             (0.02)                  --
 Net realized and
  unrealized gain (loss)
  on investments                 0.40                 1.01               0.35                 0.43
                              -------             --------            -------             --------
  Total from investment
   operations                    0.41                 1.03               0.33                 0.43
                              -------             --------            -------             --------
Less distributions to
 shareholders:
 From net investment
  income                       (0.01)               (0.03)             (0.02)               (0.03)
 From net realized gains          --                   --                 --                   --
                              -------             --------            -------             --------
  Total distributions          (0.01)               (0.03)             (0.02)               (0.03)
                              -------             --------            -------             --------
Net asset value, end of
 period                        $11.40               $11.00             $10.71               $10.40
                              =======             ========            =======             ========
Total Return**                  3.81%               10.25%              3.19%                4.28%
Ratios / Supplemental
 Data:
 Net assets, end of
  period (000's)              $13,018              $11,721             $1,183                 $523
 Net expenses to average
  daily net assets              1.85%               1.85%*              2.50%               2.50%*
 Net investment income
  (loss) to average
  daily net assets              0.00%               0.25%*            (0.57%)             (0.37%)*
 Portfolio turnover rate           9%                   6%                 9%                   6%
 Commencement of
  operations                                      12/03/93                                03/29/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:              2.96%               3.56%*              3.61%               4.22%*

 * Annualized
** Total return calculations exclude front end sales load.

                                                   The accompanying notes are an

                 CLASS C                                 CLASS D
 --------------------------------------- ---------------------------------------
   FOR THE YEAR                            FOR THE YEAR
      ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
 ---------------- ---------------------- ---------------- ----------------------
      $10.62               $10.00             $10.23               $10.52
     -------             --------            -------             --------
      (0.10)               (0.03)             (0.05)               (0.01)
        2.33                 0.65               2.32               (0.28)
     -------             --------            -------             --------
        2.23                 0.62               2.27                (0.29)
     -------             --------            -------             --------
         --                   --                 --                   --
         --                   --                 --                   --
     -------             --------            -------             --------
        0.00                 0.00               0.00                 0.00
     -------             --------            -------             --------
      $12.85               $10.62             $12.50               $10.23
     =======             ========            =======             ========
      21.00%                6.17%             22.19%              (2.78%)
         $27                   $5             $4,819               $1,630
       2.50%               2.50%*              1.50%               1.50%*
     (1.61%)             (1.09%)*            (0.59%)             (0.27%)*
         58%                  66%                58%                  66%
                         05/23/94                                02/03/94
       2.82%               3.54%*              1.83%               2.60%*

                 CLASS C                                 CLASS D
 --------------------------------------- ---------------------------------------
   FOR THE YEAR                            FOR THE YEAR
      ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
 ---------------- ---------------------- ---------------- ----------------------
      $10.43               $10.00             $11.02               $10.50
     -------             --------            -------             --------
      (0.06)                 0.01               0.04                 0.04
        0.39                 0.44               0.41                 0.52
     -------             --------            -------             --------
        0.33                 0.45               0.45                 0.56
     -------             --------            -------             --------
      (0.03)               (0.02)             (0.03)               (0.04)
         --                   --                 --                   --
     -------             --------            -------             --------
      (0.03)               (0.02)             (0.03)               (0.04)
     -------             --------            -------             --------
      $10.73               $10.43             $11.44               $11.02
     =======             ========            =======             ========
       3.16%                4.45%              4.22%                5.26%
         $43                  $38               $161                  $63
       2.50%               2.50%*              1.50%               1.50%*
     (0.62%)               0.16%*              0.40%               0.76%*
          9%                   6%                 9%                   6%
                         05/10/94                                02/03/94
       3.61%               4.23%*              2.61%              3.21% *


integral part of the financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
LINCOLN NEW PACIFIC PORTFOLIO

                                          CLASS A                                 CLASS B
                          --------------------------------------- ---------------------------------------
                            FOR THE YEAR                            FOR THE YEAR
                               ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
                          OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                          ---------------- ---------------------- ---------------- ----------------------
Net asset value,
 beginning of period            $10.44              $10.00              $10.86              $10.00
                              --------            --------            --------            --------
Income from investment
 operations:
 Net investment income
  (loss)                        (0.05)              (0.02)              (0.10)              (0.03)
 Net realized and
  unrealized gain (loss)
  on investments                (1.39)                0.47              (1.46)                0.89
                              --------            --------            --------            --------
  Total from investment
   operations                   (1.44)                0.45              (1.56)                0.86
                              --------            --------            --------            --------
Less distributions to
 shareholders:
 From net investment
  income                           --               (0.01)                 --                  --
 From net realized gains        (0.29)                 --               (0.29)                 --
                              --------            --------            --------            --------
  Total distributions           (0.29)              (0.01)              (0.29)                0.00
                              --------            --------            --------            --------
Net asset value, end of
 period                          $8.71              $10.44               $9.01              $10.86
                              ========            ========            ========            ========
Total Return**                (13.99%)               4.53%            (14.56%)               8.58%
Ratios / Supplemental
 Data:
 Net assets, end of
  period (000's)               $10,353             $11,333                $573                $431
 Net expenses to average
  daily net assets               1.85%              1.85%*               2.50%              2.50%*
 Net investment income
  (loss) to average
  daily net assets             (0.60%)            (0.21%)*             (1.20%)            (0.88%)*
 Portfolio turnover rate          163%                104%                163%                104%
 Commencement of
  operations                                      12/03/93                                03/29/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:               3.73%              3.66%*               4.38%              4.32%*

LINCOLN GOVERNMENT INCOME PORTFOLIO

                                          CLASS A                                 CLASS B
                          --------------------------------------- ---------------------------------------
                            FOR THE YEAR                            FOR THE YEAR
                               ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
                          OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                          ---------------- ---------------------- ---------------- ----------------------
Net asset value,
 beginning of period             $9.15              $10.00               $9.78              $10.00
                              --------            --------            --------            --------
Income from investment
 operations:
 Net investment income
  (loss)                          0.57                0.38                0.57                0.12
 Net realized and
  unrealized gain (loss)
  on investments                  0.65              (0.86)                0.65              (0.23)
                              --------            --------            --------            --------
  Total from investment
   operations                     1.22              (0.48)                1.22              (0.11)
                              --------            --------            --------            --------
Less distributions to
 shareholders:
 From net investment
  income                        (0.57)              (0.37)              (0.75)              (0.11)
 From net realized gains           --                  --                  --                  --
                              --------            --------            --------            --------
  Total distributions           (0.57)              (0.37)              (0.75)              (0.11)
                              --------            --------            --------            --------
Net asset value, end of
 period                          $9.80               $9.15              $10.25               $9.78
                              ========            ========            ========            ========
Total Return**                  13.72%             (4.93%)              13.09%             (1.11%)
Ratios / Supplemental
 Data:
 Net assets, end of
  period (000's)               $11,062              $9,658                $299                $239
 Net expenses to average
  daily net assets               1.25%              1.25%*               1.90%              1.90%*
 Net investment income
  (loss) to average
  daily net assets               6.07%              4.38%*               5.43%              4.87%*
 Portfolio turnover rate          227%                366%                227%                366%
 Commencement of
  operations                                      12/03/93                                07/27/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:               2.06%              2.58%*               2.71%              3.22%*

 * Annualized
** Total return calculations exclude front end sales load.

                                                   The accompanying notes are an

                 CLASS C                                 CLASS D
 --------------------------------------- ---------------------------------------
   FOR THE YEAR                            FOR THE YEAR
      ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
 ---------------- ---------------------- ---------------- ----------------------
       $10.66              $10.00              $10.48              $11.14
     --------            --------            --------            --------
       (0.08)              (0.02)              (0.01)                0.01
       (1.46)                0.68              (1.41)              (0.67)
     --------            --------            --------            --------
       (1.54)                0.66              (1.42)              (0.66)
     --------            --------            --------            --------
          --                  --                  --                  --
       (0.29)                 --               (0.29)                 --
     --------            --------            --------            --------
       (0.29)                0.00              (0.29)                0.00
     --------            --------            --------            --------
        $8.83              $10.66               $8.77              $10.48
     ========            ========            ========            ========
     (14.57%)               6.55%            (13.65%)             (5.98%)
          $17                 $12                 $62                 $47
        2.50%              2.50%*               1.50%              1.50%*
      (1.02%)            (0.83%)*             (0.16%)              0.23%*
         163%                104%                163%                104%
                         07/07/94                                02/03/94
        4.38%              4.31%*               3.38%              3.31%*

                 CLASS C                                 CLASS D
 --------------------------------------- ---------------------------------------
   FOR THE YEAR                            FOR THE YEAR
      ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
 ---------------- ---------------------- ---------------- ----------------------
        $9.79              $10.00               $9.15              $10.00
     --------            --------            --------            --------
         0.63                0.15                0.69                0.33
         0.47              (0.22)                0.54              (0.85)
     --------            --------            --------            --------
         1.10              (0.07)                1.23              (0.52)
     --------            --------            --------            --------
       (0.51)              (0.14)              (0.78)              (0.33)
          --                  --                  --                  --
     --------            --------            --------            --------
       (0.51)              (0.14)              (0.78)              (0.33)
     --------            --------            --------            --------
       $10.38               $9.79               $9.60               $9.15
     ========            ========            ========            ========
       11.59%             (0.72%)              14.15%             (5.17%)
          $15                 $49                $979                $353
        1.85%              1.90%*               0.90%              0.90%*
        4.73%              4.71%*               6.39%              5.57%*
         227%                366%                227%                366%
                         07/07/94                                02/03/94
        2.70%              3.22%*               1.71%              2.23%*

integral part of the financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
LINCOLN CORPORATE INCOME PORTFOLIO

                                          CLASS A                                 CLASS B
                          --------------------------------------- ---------------------------------------
                            FOR THE YEAR                            FOR THE YEAR
                               ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
                          OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                          ---------------- ---------------------- ---------------- ----------------------
Net asset value,
 beginning of period            $8.80               $10.00              $9.73               $10.00
                              -------             --------             ------             --------
Income from investment
 operations:
 Net investment income
  (loss)                         0.61                 0.51               0.66                 0.29
 Net realized and
  unrealized gain (loss)
  on investments                 0.91               (1.20)               0.91               (0.28)
                              -------             --------             ------             --------
  Total from investment
   operations                    1.52               (0.69)               1.57                 0.01
                              -------             --------             ------             --------
Less distributions to
 shareholders:
 From net investment
  income                       (0.56)               (0.51)             (0.85)               (0.28)
 From net realized gains          --                   --                 --                   --
                              -------             --------             ------             --------
  Total distributions          (0.56)               (0.51)             (0.85)               (0.28)
                              -------             --------             ------             --------
Net asset value, end of
 period                         $9.76                $8.80             $10.45                $9.73
                              =======             ========             ======             ========
Total Return**                 17.71%              (7.06%)             17.05%                0.11%
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000's)              $11,518               $9,620               $362                 $222
 Net expenses to average
  daily net assets              1.25%               1.25%*              1.90%               1.90%*
 Net investment income
  (loss) to average
  daily net assets              6.64%               6.04%*              5.97%               5.94%*
 Portfolio turnover rate         119%                 185%               119%                 185%
 Commencement of
  operations                                      12/03/93                                05/11/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:              1.87%               2.55%*              2.52%               3.21%*

LINCOLN TAX-FREE INCOME PORTFOLIO

                                          CLASS A                                 CLASS B
                          --------------------------------------- ---------------------------------------
                            FOR THE YEAR                            FOR THE YEAR
                               ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
                          OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                          ---------------- ---------------------- ---------------- ----------------------
Net asset value,
 beginning of period            $8.93               $10.00              $9.67               $10.00
                              -------             --------             ------             --------
Income from investment
 operations:
 Net investment income
  (loss)                         0.40                 0.34               0.43                 0.16
 Net realized and
  unrealized gain (loss)
  on investments                 0.89               (1.06)               0.88               (0.33)
                              -------             --------             ------             --------
  Total from investment
   operations                    1.29               (0.72)               1.31               (0.17)
                              -------             --------             ------             --------
Less distributions to
 shareholders:
 From net investment
  income                       (0.40)               (0.35)             (0.56)               (0.16)
 From net realized gains          --                   --                 --                   --
                              -------             --------             ------             --------
  Total distributions          (0.40)               (0.35)             (0.56)               (0.16)
                              -------             --------             ------             --------
Net asset value, end of
 period                         $9.82                $8.93             $10.42                $9.67
                              =======             ========             ======             ========
Total Return**                 14.76%              (7.40%)             14.04%              (1.73%)
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000's)              $10,950               $9,438               $170                  $95
 Net expenses to average
  daily net assets              1.10%               1.10%*              1.75%               1.75%*
 Net investment income
  (loss) to average
  daily net assets              4.29%               3.98%*              3.63%               3.52%*
 Portfolio turnover rate           3%                  25%                 3%                  25%
 Commencement of
  operations                                      12/03/93                                05/04/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:              2.22%               2.66%*              2.87%               3.31%*

 * Annualized
** Total return calculations exclude front end sales load.

                                                   The accompanying notes are an

                 CLASS C                                 CLASS D
 --------------------------------------- ---------------------------------------
   FOR THE YEAR                            FOR THE YEAR
      ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
 ---------------- ---------------------- ---------------- ----------------------
       $9.80               $10.00              $8.84                $9.98
      ------             --------             ------             --------
        0.18                 0.08               0.73                 0.41
        1.33               (0.19)               0.78               (1.12)
      ------             --------             ------             --------
        1.51               (0.11)               1.51               (0.71)
      ------             --------             ------             --------
      (0.87)               (0.09)             (0.86)               (0.43)
         --                   --                 --                   --
      ------             --------             ------             --------
      (0.87)               (0.09)             (0.86)               (0.43)
      ------             --------             ------             --------
      $10.44                $9.80              $9.49                $8.84
      ======             ========             ======             ========
      16.23%              (1.00%)             18.27%              (7.21%)
          $5                   $9             $3,704               $1,302
       1.90%               1.85%*              0.90%               0.90%*
       5.75%               5.91%*              6.95%               6.88%*
        119%                 185%               119%                 185%
                         09/14/94                                02/03/94
       2.52%               3.17%*              1.52%               2.20%*

                 CLASS C
 ---------------------------------------
   FOR THE YEAR
      ENDED           FOR THE PERIOD
 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
 ---------------- ----------------------
       $9.64               $10.00
      ------             --------
        0.13                 0.05
        1.10               (0.35)
      ------             --------
        1.23               (0.30)
      ------             --------
      (0.66)               (0.06)
         --                   --
      ------             --------
      (0.66)               (0.06)
      ------             --------
      $10.21                $9.64
      ======             ========
      13.40%              (3.04%)
         $10                   $7
       1.75%               1.75%*
       3.68%               3.50%*
          3%                  25%
                         09/14/94
       2.87%               3.27%*

integral part of the financial statements.

FINANCIAL HIGHLIGHTS
LINCOLN CASHFUND PORTFOLIO
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  REGULAR SHARES
                                      ---------------------------------------
                                        FOR THE YEAR
                                           ENDED           FOR THE PERIOD
                                      OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                                      ---------------- ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $1.00                $1.00
                                          -------             --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                0.05                 0.03
 Net realized and unrealized gain
  (loss) on investments                      0.00                 0.00
                                          -------             --------
  Total from investment operations           0.05                 0.03
                                          -------             --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                (0.05)               (0.03)
 From net realized gains                      --                   --
                                          -------             --------
  Total distributions                      (0.05)               (0.03)
                                          -------             --------
NET ASSET VALUE, END OF PERIOD              $1.00                $1.00
                                          =======             ========
TOTAL RETURN                                4.94%                2.63%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $11,452              $10,897
 Net expenses to average daily net
  assets                                    1.10%               1.10%*
 Net investment income (loss) to
  average daily net assets                  4.85%               2.90%*
 Commencement of operations                                   12/03/93
 Without the waiver of fees and
  reimbursement of expenses by the
  advisor, the ratio of net
  expenses to average net assets
  would have been:                          1.51%               2.11%*

* Annualized


    The accompanying notes are an integral part of the financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          LINCOLN ADVISOR FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995

NOTE A - SUMMARY OF ACCOUNTING POLICIES

The Lincoln Advisor Funds, Inc. (the "Fund"), is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund currently issues nine separate series of shares (each referred to as a Portfolio or collectively as the Portfolios) each representing a separate, diversified portfolio of securities. The Portfolios are Lincoln Growth and Income Portfolio ("Lincoln Growth and Income"), Lincoln Enterprise Portfolio ("Lincoln Enterprise"), Lincoln U. S. Growth Portfolio ("Lincoln U. S. Growth"), Lincoln World Growth Portfolio ("Lincoln World Growth"), Lincoln New Pacific Portfolio ("Lincoln New Pacific"), Lincoln Government Income Portfolio ("Lincoln Government"), Lincoln Corporate Income Portfolio ("Lincoln Corporate"), Lincoln Tax-Free Income Portfolio ("Lincoln Tax-Free"), and Lincoln Cashfund Portfolio ("Lincoln Cashfund"). Each of the Portfolios, except Lincoln Cashfund, currently offers four classes of shares: Class A, Class B, Class C and Class D. Lincoln Cashfund currently offers two classes of shares: Regular and Class B Exchange shares. For ease of presentation within the financial statements, Lincoln Cashfund Regular shares appear under the heading as Class A shares. As of the date of this report, all classes of the Fund with the exception of Lincoln Tax-Free Class D and Lincoln Cashfund Class B Exchange had commenced operations. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements.

SECURITIES VALUATIONS
A security listed or traded on an exchange (including the NASDAQ National Market System) is valued at its last sale price on the exchange where the security is principally traded or, if lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market is valued at the mean between the last available bid and asked prices based upon quotes furnished by market makers for such securities. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and general market conditions. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. The securities of Lincoln Cashfund are valued at amortized cost. For all other funds, short-term obligations having 60 days or less to maturity are valued at amortized cost. Amortized cost valuation involves assuming a constant amortization of any discount or premium from maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument.

REPURCHASE AGREEMENTS
Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Portfolios' investment advisor, acting under the supervision of the Board of Directors of the Fund, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks.

FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolios (other than Lincoln Tax-Free and Lincoln Cashfund) may enter into forward foreign currency exchange contracts. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY
The books and records of the Portfolios are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expense items are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolio and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

OPTION TRANSACTIONS
The Portfolios may purchase and write (i.e., sell) put and call options on securities and currencies. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When a Portfolio writes a call option, the Portfolio gives up the potential for gain on the underlying securities in excess of the exercise price of the option. A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income, if any, for Lincoln Growth and Income, Lincoln Enterprise, Lincoln U.S. Growth, Lincoln World Growth, and Lincoln New Pacific Portfolios are declared and paid at least annually. Dividends from net investment income for Lincoln Government, Lincoln Corporate, and Lincoln Tax-Free Portfolios are declared and paid monthly. Dividends from net investment income for the Lincoln Cashfund are declared daily and paid monthly. Net realized capital gains, if any, for the Portfolios are declared and paid at least annually. Additional distributions may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible excise tax on certain amounts of undistributed ordinary income and capital gains.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated net realized gain may include temporary book and tax differences which will reverse in a subsequent period. For the year ended December 31, 1994, the Funds reclassified the following amounts:

                                          UNDISTRIBUTED  ACCUMULATED
                                          NET INVESTMENT NET REALIZED  PAID-IN
                                          INCOME (LOSS)  GAIN (LOSS)   CAPITAL
                                          -------------- ------------ ---------
Lincoln Enterprise.......................    $127,474      $    --    ($127,474)
Lincoln U.S. Growth......................     127,175           --     (127,175)
Lincoln World Growth.....................      52,566       (52,566)        --
Lincoln New Pacific......................      59,261       (80,392)     21,131
Lincoln Government.......................        (513)          513         --

Distributions in excess of tax basis earnings and profits will be reported in the Fund's financial statements as a return of capital. Furthermore, differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Per share net investment income or loss does not reflect current period reclassification of permanent differences between book and tax basis net investment income or loss.

FEDERAL INCOME TAXES
Each Portfolio intends to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no Federal income tax provision is required. Distributions in excess of tax basis earnings and profits will be reported in the Fund's financial statements as a return of capital. Furthermore, differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

EXPENSES
Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Portfolio are prorated among the classes and Portfolios, respectively, to which the expense relates based on the relative net assets of such class or Portfolio.

NOTE B - INVESTMENTS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the period from November 1, 1994 to October 31, 1995 were as follows:

                                                      PURCHASES       SALES
                                                     -----------   -----------
       Lincoln Growth and Income.................... $13,387,883   $ 7,793,015
       Lincoln Enterprise...........................  20,427,323    14,543,631
       Lincoln U.S. Growth..........................  12,384,988     8,544,836
       Lincoln World Growth.........................   3,129,483     1,051,295
       Lincoln New Pacific..........................  17,889,177    16,654,473
       Lincoln Government...........................  24,464,198*   23,661,659*
       Lincoln Corporate............................  18,131,686**  14,586,905**
       Lincoln Tax-Free.............................     897,847       300,000

 *U.S. Government Securities
**Includes $7,580,856 in purchases, and $9,158,861 in sales of U.S. Government Securities

NOTE C - MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under an agreement between the Fund and Lincoln Investment Management, Inc. ("LIM" or the "Advisor") (formerly Lincoln National Investment Management Company), the Advisor is responsible for the investment of each Portfolio's assets, bearing the cost of research and statistical analysis as well as ordinary office costs and salaries of officers and employees who provide services to the Fund. In return for these services, LIM receives advisory fees monthly based upon each Portfolio's average daily net assets at the following annual rates:

            Lincoln Growth and Income   .80%
            Lincoln Enterprise          .80%
            Lincoln U.S. Growth         .70%
            Lincoln World Growth       1.10%
            Lincoln New Pacific        1.10%
            Lincoln Government          .30%
            Lincoln Corporate           .30%
            Lincoln Tax-Free            .30%
            Lincoln Cashfund            .25%

Pursuant to separate agreements with LIM, Lincoln Growth and Income, Lincoln Enterprise, Lincoln U.S. Growth, Lincoln World Growth and Lincoln New Pacific Portfolios have sub-advisors who participate in the management of its respective Portfolio's assets. The sub-advisors are each responsible for the day-to-day investment management of the Portfolio under the direct supervision of LIM. Lynch & Mayer, Inc., an affiliate of LIM, serves as the sub-advisor to the Lincoln Enterprise Portfolio and earned sub-advisory fees of $72,723 for the period ended October 31, 1995. None of the other current sub-advisors are affiliated with the Advisor. The sub-advisors' fees are paid by the advisor; the Portfolios do not pay any fees directly to the sub-advisors.

Securities regulations of various states in which the Portfolios have shareholders provide that, if expenses borne by the Portfolio in any year (including the advisory fee but excluding interest, taxes, brokerage fees and where permitted, extraordinary expenses) exceed certain limitations, the Advisor must reimburse the Portfolio for any such excess at least annually. These expense limitations may be raised or lowered from time to time. The Fund believes the most restrictive expense limitation of state securities commissioners is 2.5% of each Portfolio's average daily net assets up to $30,000,000; 2% of the next $70,000,000 and 1.5% of average daily net assets in excess of $100,000,000 during the applicable year. During any year, the Advisor will be bound by the most stringent applicable requirements of any state.

Delaware Distributors L.P., ("Delaware"), an affiliate of LIM, has served as the Fund's distributor of Portfolio shares since September 22, 1995. Prior to September 22, 1995 LNC Equity Sales Corporation, an affiliate of LIM, served as the Fund's distributor. The distributor is paid an annual service fee with respect to Class A (excluding Lincoln Cashfund "Regular" shares), Class B (including Lincoln Cashfund "Class B Exchange" shares) and Class C shares of the Portfolios at the rate of .25% of the value of the average daily net assets of the respective class of each Portfolio. Delaware is also paid an annual distribution fee by Class A (excluding Lincoln Cashfund "Regular" shares), Class B (including Lincoln Cashfund "Class B Exchange" shares) and Class C shares at the rate of .10%, .75% and .75%, respectively, of the value of average daily net assets attributable to those classes of shares. The fees are authorized pursuant to separate service and distribution plans for each of the classes of shares (the "Plans") adopted by the Portfolios pursuant to Rule 12b-1 under the Investment Company Act and are used by Delaware to cover expenses primarily intended to result in the sale of those shares of the Portfolios.

Delaware Service Company, Inc. has also served as the Fund's transfer and shareholder services agent since September 22, 1995. For the year ended October 31, 1995 Delaware received $24,222 in fees for transfer and shareholder services provided. Prior to September 22, 1995 Fundamental Shareholder Services Inc. served as the Fund's transfer and shareholder services agent.

Certain officers and directors of the Fund are also officers or directors of the Advisor. The compensation of unaffiliated directors of the Fund is borne by the Fund.

Initial investments into the Fund were made by American States Insurance Company ("ASI") and Lincoln National Life Insurance Company ("LNLIC"), both affiliates of the Advisor. As of October 31, 1995, ASI held approximately 57%, 66%, and 96% of the outstanding shares of Lincoln Enterprise, Lincoln U.S. Growth, and Lincoln Tax-Free, respectively. LNLIC held approximately 54%, 79%, 82%, 88%, 70%, and 94% of the outstanding shares of Lincoln Growth and Income, Lincoln World Growth, Lincoln New Pacific, Lincoln Government, Lincoln Corporate, and Lincoln Cashfund, respectively.

NOTE D - INCOME TAXES

At October 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                   TAX BASIS    TAX BASIS
                                   UNREALIZED   UNREALIZED
                                  APPRECIATION DEPRECIATION
                                  ------------ ------------
       Lincoln Growth and Income   $2,530,884   $  675,158
       Lincoln Enterprise           3,621,020      487,321
       Lincoln U.S. Growth          5,183,478      146,408
       Lincoln World Growth         2,945,463    1,163,565
       Lincoln New Pacific            487,688    1,526,981
       Lincoln Government             177,602       27,249
       Lincoln Corporate              625,956       68,619
       Lincoln Tax-Free                43,944      177,147

At October 31, 1995, the following funds have available, for Federal income tax purposes, unused capital losses:

                                                        AMOUNT  EXPIRATION DATE
                                                       -------- ----------------
       Lincoln Enterprise............................. $663,935 October 31, 2002
      --------------------------------------------------------------------------
       Lincoln U.S. Growth............................  762,603 October 31, 2002
                                                        479,792 October 31, 2003
      --------------------------------------------------------------------------
       Lincoln World Growth...........................  117,153 October 31, 2002
                                                        109,076 October 31, 2003
      --------------------------------------------------------------------------
       Lincoln New Pacific............................  432,949 October 31, 2003
       Lincoln Government.............................  286,991 October 31, 2002
       Lincoln Corporate..............................  538,910 October 31, 2002

NOTE E - CAPITAL STOCK

The Portfolios (other than the Lincoln Cashfund) issue the following classes of shares: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the contingent deferred sales charge ("CDSC") alternative, Class C shares are sold to investors choosing the annual distribution fee alternative and Class D shares are sold to investors choosing the no sales charge alternative and are available to insurance companies (including both general and separate accounts), affiliates of insurance companies and investment companies registered under the Investment Company Act only. The Lincoln Cashfund offers two classes of shares: Regular Shares and Class B Exchange Shares. The Regular Shares are offered and sold at the net asset value ($1.00) without a sales charge and without any service or distribution fees. The Class B Exchange Shares, which are issued only upon the exchange of shares of Class B of any other Portfolio, are subject to the applicable CDSC, if any, upon redemption and are charged distribution and service fees totaling 1% of the net asset value of the shares. As of October 31, 1995, 810,000,000 shares of $.01 par value Common Stock, issued in separate series, were authorized. Because the Lincoln Cashfund has sold shares, issued shares as reinvestment of dividends and redeemed shares at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions. Changes in shares outstanding for each Portfolio for the periods indicated are presented on the following pages:

                                          FOR THE YEAR ENDED OCTOBER 31, 1995
                          ----------------------------------------------------------------------------
                               CLASS A             CLASS B           CLASS C            CLASS D
                          -------------------  -----------------  ---------------  -------------------
                          SHARES     AMOUNT    SHARES    AMOUNT   SHARES  AMOUNT   SHARES     AMOUNT
                          -------  ----------  -------  --------  ------  -------  -------  ----------
LINCOLN GROWTH AND
 INCOME PORTFOLIO
 Sold...................   86,373    $870,351   65,262  $643,559   4,279  $46,101  404,257  $4,170,140
 Issued as reinvestment
  of dividends..........   37,192     348,324    2,566    22,782      90      843   14,252     137,112
 Redeemed...............  (10,399)   (110,067)  (6,830)  (65,613)   (379)  (3,940) (89,601)   (935,726)
                          -------  ----------  -------  --------  ------  -------  -------  ----------
 Net increase...........  113,166   1,108,608   60,998   600,728   3,990   43,004  328,908   3,371,526
                          =======  ==========  =======  ========  ======  =======  =======  ==========
LINCOLN ENTERPRISE
 PORTFOLIO
 Sold...................  165,155  $1,624,685   81,179  $854,499   1,660  $17,046  308,608  $3,416,787
 Issued as reinvestment
  of dividends..........      --          --       --        --      --       --       --          --
 Redeemed...............  (28,541)   (292,832)  (7,295)  (73,731)   (637)  (6,965)  (9,614)    (98,099)
                          -------  ----------  -------  --------  ------  -------  -------  ----------
 Net increase...........  136,614   1,331,853   73,884   780,768   1,023   10,081  298,994   3,318,688
                          =======  ==========  =======  ========  ======  =======  =======  ==========
LINCOLN U.S. GROWTH
 PORTFOLIO
 Sold...................   52,639    $551,988   26,729  $276,925   1,865  $21,207  307,706  $3,303,266
 Issued as reinvestment
  of dividends..........      --          --       --        --      --       --       --          --
 Redeemed...............   (5,890)    (63,231)    (829)   (8,494)   (232)  (2,435) (81,517)   (892,235)
                          -------  ----------  -------  --------  ------  -------  -------  ----------
 Net increase...........   46,749     488,757   25,900   268,431   1,633   18,772  226,189   2,411,031
                          =======  ==========  =======  ========  ======  =======  =======  ==========
LINCOLN WORLD GROWTH
 PORTFOLIO
 Sold...................   87,908    $933,753   66,883  $672,282   1,735  $17,206   10,800  $  116,640
 Issued as reinvestment
  of dividends..........      895       9,471      123     1,192      11      104       25         262
 Redeemed...............  (13,283)   (143,637)  (6,937)  (67,664) (1,466) (14,973)  (2,532)    (27,631)
                          -------  ----------  -------  --------  ------  -------  -------  ----------
 Net increase...........   75,520     799,587   60,069   605,810     280    2,337    8,293      89,271
                          =======  ==========  =======  ========  ======  =======  =======  ==========
LINCOLN NEW PACIFIC
 PORTFOLIO
 Sold...................   88,098    $793,387   36,512  $345,285   1,031  $ 8,907    2,883  $   25,647
 Issued as reinvestment
  of dividends..........   33,992     315,456    1,505    14,514      37      342      176       1,631
 Redeemed...............  (18,925)   (167,228) (14,072) (127,921)   (271)  (2,436)    (494)     (4,175)
                          -------  ----------  -------  --------  ------  -------  -------  ----------
 Net increase...........  103,165     941,615   23,945   231,878     797    6,813    2,565      23,103
                          =======  ==========  =======  ========  ======  =======  =======  ==========
LINCOLN GOVERNMENT
 INCOME PORTFOLIO
 Sold...................   13,148    $124,019    3,642   $36,391   1,394  $14,219   75,898  $  711,902
 Issued as reinvestment
  of dividends..........   65,220     617,698    1,698    16,613      22      223    5,547      51,430
 Redeemed...............   (5,486)    (52,127)    (634)   (6,424) (5,071) (49,646) (18,066)   (169,910)
                          -------  ----------  -------  --------  ------  -------  -------  ----------
 Net increase/decrease..   72,882     689,590    4,706    46,580  (3,655) (35,204)  63,379     593,422
                          =======  ==========  =======  ========  ======  =======  =======  ==========
LINCOLN CORPORATE INCOME
 PORTFOLIO
 Sold...................   25,773    $236,627   10,034   $99,507     445  $ 4,556  307,225  $2,785,489
 Issued as reinvestment
  of dividends..........   67,335     628,474    2,352    22,994       6       61   26,256     236,120
 Redeemed...............   (6,735)    (62,774)    (677)   (6,742) (1,004)  (9,951) (90,608)   (827,213)
                          -------  ----------  -------  --------  ------  -------  -------  ----------
 Net increase/decrease..   86,373     802,327   11,709   115,759    (553)  (5,334) 242,873   2,194,396
                          =======  ==========  =======  ========  ======  =======  =======  ==========
LINCOLN TAX-FREE INCOME
 PORTFOLIO
 Sold...................   15,484    $145,064    6,324   $63,931   2,070  $20,000
 Issued as reinvestment
  of dividends..........   46,039     433,850      522     5,140      70      671
 Redeemed...............   (3,463)    (33,162)    (438)   (4,586) (1,873) (18,399)
                          -------  ----------  -------  --------  ------  -------
 Net increase...........   58,060     545,752    6,408    64,485     267    2,272
                          =======  ==========  =======  ========  ======  =======
LINCOLN CASHFUND
 PORTFOLIO
 Sold...................             $883,280
 Issued as reinvestment
  of dividends..........              540,832
 Redeemed...............             (869,006)
                                   ----------
 Net increase...........              555,106
                                   ==========

                  FOR THE YEAR ENDED OCTOBER 31, 1994
----------------------------------------------------------------------------
       CLASS A              CLASS B          CLASS C          CLASS D
----------------------  ----------------  -------------- -------------------
 SHARES      AMOUNT     SHARES   AMOUNT   SHARES AMOUNT  SHARES     AMOUNT
---------  -----------  ------  --------  ------ ------- -------  ----------
1,068,102  $10,669,420  59,266  $566,826  2,412  $24,176 270,752  $2,676,462
    5,349       52,433      94       896      4       44   1,407      13,721
   (1,422)     (14,011)    --        --     --       --   (3,119)    (30,943)
---------  -----------  ------  --------  -----  ------- -------  ----------
1,072,029  $10,707,842  59,360  $567,722  2,416  $24,220 269,040  $2,659,240
=========  ===========  ======  ========  =====  ======= =======  ==========
1,158,125  $11,443,035  77,581  $714,807  3,744  $36,372  25,578  $  233,559
      499        5,017     --        --     --       --      --          --
   (9,348)     (83,330)    --        --     --       --     (187)     (1,676)
---------  -----------  ------  --------  -----  ------- -------  ----------
1,149,276  $11,364,722  77,581  $714,807  3,744  $36,372  25,391  $  231,883
=========  ===========  ======  ========  =====  ======= =======  ==========
1,047,871  $10,458,026  20,092  $193,916    480  $ 4,860 162,440  $1,577,056
    1,000       10,026     --        --     --       --      --          --
   (3,599)     (35,620)    --        --     --       --   (2,990)    (29,533)
---------  -----------  ------  --------  -----  ------- -------  ----------
1,045,272  $10,432,432  20,092  $193,916    480  $ 4,860 159,450  $1,547,523
=========  ===========  ======  ========  =====  ======= =======  ==========
1,065,506  $10,685,448  50,281  $517,626  3,717  $38,371   5,805  $   62,275
    2,895       31,015      62       644      2       16      14         154
   (2,413)     (26,075)     (3)      (34)   --       --      (40)       (440)
---------  -----------  ------  --------  -----  ------- -------  ----------
1,065,988  $10,690,388  50,340  $518,236  3,719  $38,387   5,779  $   61,989
=========  ===========  ======  ========  =====  ======= =======  ==========
1,088,400  $10,888,194  39,703  $416,363  1,183  $12,436   4,593  $   46,707
      928       10,031     --        --     --       --      --          --
   (4,038)     (42,827)    --        --     --       --      (32)       (330)
---------  -----------  ------  --------  -----  ------- -------  ----------
1,085,290  $10,855,398  39,703  $416,363  1,183  $12,436   4,561  $   46,377
=========  ===========  ======  ========  =====  ======= =======  ==========
1,016,509  $10,145,150  24,286  $244,391  5,000  $50,000  38,052  $  358,123
   39,719      375,220     217     2,147     71      709     815       7,589
     (217)      (2,000)    --        --     --       --     (275)     (2,571)
---------  -----------  ------  --------  -----  ------- -------  ----------
1,056,011  $10,518,370  24,503  $246,538  5,071  $50,709  38,592  $  363,141
=========  ===========  ======  ========  =====  ======= =======  ==========
1,037,779  $10,337,282  22,598  $227,797  1,001  $10,006 144,764  $1,328,878
   57,416      529,917     312     3,080    --       --    3,662      33,880
   (1,481)     (13,656)    --        --     --       --   (1,100)     (9,958)
---------  -----------  ------  --------  -----  ------- -------  ----------
1,093,714  $10,853,543  22,910  $230,877  1,001  $10,006 147,326  $1,352,800
=========  ===========  ======  ========  =====  ======= =======  ==========
1,020,228  $10,183,405   9,799  $ 99,784    750  $ 7,500
   37,748      353,653     101     1,001    --       --
     (462)      (4,363)    --        --     --       --
---------  -----------  ------  --------  -----  -------
1,057,514  $10,532,695   9,900  $100,785    750  $ 7,500
=========  ===========  ======  ========  =====  =======
           $10,732,901
               272,486
              (108,470)
           -----------
           $10,896,917
           ===========

NOTE F - ORGANIZATION COSTS

Each Portfolio bore the costs incurred in connection with its organization. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations of each Portfolio. In the event that any of the initial shares of the Portfolio are redeemed during such amortization period, the Portfolio will be reimbursed for any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

NOTE G - FINANCIAL INSTRUMENTS

The Funds regularly trade financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to market risks, such as interest rates and foreign currency exchange rates. These financial instruments include forward currency contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1995 is as follows:

Forward Currency Contracts:
Lincoln New Pacific

Sells

                                                                        Net Unrealized
Settlement Date  Contracts to Deliver     Currency      In Exchange For  Appreciation
---------------  -------------------- ----------------- --------------- --------------
   11/06/95          111,100,000        Japanese Yen      $1,100,000       $12,348
   01/12/96              609,096      Malaysian Ringgit   $  240,000           712
                                                                           -------
                                                                           $13,060
                                                                           =======

NOTE H - FOREIGN SECURITIES

The Lincoln World Growth and Lincoln New Pacific Portfolios may invest substantially all of their assets in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

NOTE I - FEDERAL TAX INFORMATION (UNAUDITED)

The Lincoln Tax-Free Fund has designated 95.4% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.

Foreign taxes paid by Lincoln New Pacific Fund to foreign countries amounted to $68,091.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of
Lincoln Advisor Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of the Lincoln Advisor Funds, Inc. (the Fund), consisting of Lincoln Growth and Income Portfolio, Lincoln Enterprise Portfolio, Lincoln U.S. Growth Portfolio, Lincoln World Growth Portfolio, Lincoln New Pacific Portfolio, Lincoln Government Income Portfolio, Lincoln Corporate Income Portfolio, Lincoln Tax-Free Income Portfolio, and Lincoln Cashfund Portfolio (the "Portfolios"), including the schedules of portfolio of investments, as of October 31, 1995, and the related statement of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                        Coopers & Lybrand L.L.P.

Boston, Massachusetts
December 12, 1995

LINCOLN ADVISOR FUNDS
C/O DELAWARE SERVICES COMPANY, INC., TRANSFER AGENT
1818 MARKET STREET
PHILADELPHIA, PA 19103

FORM 27955A 12/94

                           LINCOLN ADVISOR FUNDS, INC.

                                     PART C

Item 24.      Financial Statements and Exhibits
--------      ---------------------------------

(a)(1) Financial Statements included in the Prospectus constituting Part A of this Registration Statement:


             Financial Highlights for the year ended October 31, 1995 and for the period ended October 31, 1994.


   (2) Financial statements included in the Statement of Additional Information constituting Part B of this Registration Statement:


                      Portfolios of Investments at October 31, 1995.
                      Statements of Assets and Liabilities at October 31, 1995. Statement of Operations at October 31, 1995.
                      Statement  of  Changes  in Net  Assets  for the year ended
                        October 31, 1995 and for the  period  December  3,  1993
                       (Commencement  of   Operations)   to  October  31,  1994.
                      Financial  Highlights  for the year ended October 31, 1995 and for the period ended October 31, 1994.
                      Notes to the Financial Statements.
                      Report of Independent Accountants.


(b)  Exhibits

1(a) Articles of Incorporation of the Registrant. Incorporated by reference to Exhibit No. 1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-67490) filed on September 27, 1993.

1(b) Articles of Amendment, as filed with the Department of Assessments and Taxation of Maryland on November 29, 1993. Incorporated by reference to Exhibit No. 1(b) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-67490) filed on November 29, 1993.

2(a)         Bylaws of the Registrant.  Incorporated by reference to Exhibit No.
             2(a) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A (File No. 33-67490) filed on September 27, 1993.

2(b) Amended Bylaws. Incorporated by reference to Exhibit No. 1(b) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-67490) filed on November 29, 1993.

3            Not Applicable.

4            Not Applicable.

----------
* Filed herewith.

5(a) Form of Investment Advisory Agreements between the Registrant and Lincoln National Investment Management Company (now known as Lincoln Investment Management, Inc.). Incorporated by reference to Exhibit No. 5(a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-67490) filed on September 27, 1993.


5(b) Form of Sub-Advisory Agreements. Incorporated by reference to Exhibit No. 1(b) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-67490) filed on November 29, 1993.


6            Distribution   Agreement   between  the   Registrant  and  Delaware
             Distributors, L.P. dated September 25, 1995*


7            Not Applicable.

8 Form of Custodian Agreement between the Registrant and Investors Bank and Trust Company. Incorporated by reference to Exhibit No. 8 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-67490) filed on September 27, 1993.

9(a) Form of Administration Agreement between the Registrant and Investors Bank and Trust Company. Incorporated by reference to Exhibit No. 9 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-67490) filed on September 27, 1993.


9(b) Transfer Agency and Service Agreement between the Registrant and Delaware Service Company, Inc. dated September 25, 1995*

10 Opinion of Counsel. Incorporated by reference to Rule 24F-2 Notice as filed on November 17, 1995 and Amended and Restated Rule 24F-2 Notice as filed on December 22, 1995.


11(a)        Consent of Independent Accountants*

11(b)        Powers of Attorney for Jon A. Boscia,  Priscilla S. Brown,  Richard
             M. Burridge, Jorge Castro, Adela Cepeda, Roger J. Deshaies, Charles
             G. Freund, Gary R. McPhail and Barbara Peck. Incorporated by reference to Exhibit No. 11(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-67490) filed on September 27, 1993.

11(c) Power of Attorney for Philip L. Holstein. Incorporated by reference to Exhibit No. 11(c) to Post-Effective Amendment No. 1 to the Registration Statement on form N-1A (File No. 33-67490) filed on June 30, 1994.

11(d) Power of Attorney for H. Thomas McMeekin. Incorporated by reference to Exhibit No. 11(d) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-67490) filed on November 25, 1994.


11(e)        Powers of Attorney for David G. Humes and Steven R. Brody*


12           Not Applicable.

13           Not Applicable.

----------
* Filed herewith.

14           Not Applicable.


15 Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated September 25, 1995*


16           Not Applicable.


27           Financial Data Schedules*


------------
*Filed herewith.



Item  25.    Persons Controlled by or Under Common Control with Registrant
----  ---    -------------------------------------------------------------

             None.

Item 26.     Number of Holders of Securities
--------     -------------------------------


             Shares of Common Stock as of December 29, 1995.



                         (1)                                      (2)
                   Title of Class                       Number of Record Holders
               Shares of Common Stock


      Lincoln Growth and Income Portfolio (Class A)                865
      Lincoln Growth and Income Portfolio (Class B)                205
      Lincoln Growth and Income Portfolio (Class C)                 34
      Lincoln Growth and Income Portfolio (Class D)                  1
      Lincoln Enterprise Portfolio (Class A)                      1256
      Lincoln Enterprise Portfolio (Class B)                       340
      Lincoln Enterprise Portfolio (Class C)                        28
      Lincoln Enterprise Portfolio (Class D)                         1
      Lincoln U.S. Growth Portfolio (Class A)                      528
      Lincoln  U.S. Growth Portfolio (Class B)                     152
      Lincoln U.S. Growth Portfolio (Class C)                       18
      Lincoln U.S. Growth Portfolio (Class D)                        1
      Lincoln World Growth Portfolio (Class A)                     941
      Lincoln World Growth Portfolio (Class B)                     216
      Lincoln World Growth Portfolio (Class C)                      19
      Lincoln World Growth Portfolio (Class D)                       1
      Lincoln New Pacific Portfolio (Class A)                      705
      Lincoln New Pacific Portfolio (Class B)                      151
      Lincoln New Pacific Portfolio (Class C)                       13
      Lincoln New Pacific Portfolio (Class D)                        1

      Lincoln Government Income Portfolio (Class A)                 90
      Lincoln Government Income Portfolio (Class B)                 22

      Lincoln Government Income Portfolio (Class C)                  4
      Lincoln Government Income Portfolio (Class D)                  1
      Lincoln Corporate Income Portfolio (Class A)                 320
      Lincoln Corporate Income Portfolio (Class B)                  53
      Lincoln Corporate Income Portfolio (Class C)                   5
      Lincoln Corporate Income Portfolio (Class D)                   1
      Lincoln Tax-Free Income Portfolio (Class A)                   88
      Lincoln Tax-Free Income Portfolio (Class B)                   19
      Lincoln Tax-Free Income Portfolio (Class C)                    2
      Lincoln Tax-Free Income Portfolio (Class D)                    0
      Lincoln Cashfund Portfolio (Class A)                         151
      Lincoln Cashfund Portfolio (Class B)                           0

Item 27.          Indemnification
--------          ---------------


     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "Investment Company Act") and pursuant to Article VII of the Fund's Bylaws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the Investment Company Act, pursuant to Section of 10 each Distribution Agreement (Exhibit 6 herein), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


          Insofar as indemnification for liabilities arising under Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act and will be governed by the final adjudication of such issue.

          The Registrant purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.

          The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

          Section 9 of the Investment Advisory Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Sub -Advisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Lincoln Investment Management, Inc., Beutel, Goodman Capital Management, Lynch & Mayer, Inc., Provident Investment Counsel (a wholly owned subsidiary of United Asset Management Corporation), Walter Scott & Partners Limited and John Govett & Co. Limited (a majority owned indirect subsidiary of the AIB Group of Companies), to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


          The Registrant hereby undertakes that it will apply the indemnification provisions of its Bylaws and its Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act so long as the interpretations of
Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 28(a).       Business and Other Connections of Investment Advisor
-----------       ----------------------------------------------------

          The Investment Advisor serves as investment advisor to the following closed-end management investment companies:

                  Lincoln National Convertible Securities Fund, Inc. Lincoln National Income Fund, Inc.

          The Investment Advisor serves as investment advisor to the following open-end management investment companies:


                  Lincoln Advisor Funds, Inc.
                  Lincoln National Aggressive Growth Fund, Inc. Lincoln National Bond Fund, Inc.
                  Lincoln National Capital Appreciation Fund, Inc. Lincoln National Equity-Income Fund, Inc.
                  Lincoln National Growth and Income Fund, Inc. Lincoln National International Fund, Inc.
                  Lincoln National Managed Fund, Inc.
                  Lincoln National Money Market Fund, Inc.
                  Lincoln National Global Asset Allocation Fund, Inc. Lincoln National Social Awareness Fund, Inc. Lincoln National Special Opportunities Fund, Inc.


          In addition to the persons and information set forth under "Management" in the Prospectus and the Statement of Additional Information, the names and other businesses, professions, vocations and employments (and the business address thereof if different from that of the Investment Advisor at 200 East Berry Street, Fort Wayne, Indiana 46802) of a substantial nature during the past two fiscal years of directors and officers of Lincoln Investment Management, Inc. having such other businesses, professions, vocations or employments, either for their own account or as directors, officers, employees, partners or trustees are as follows:

                                                        Principal Occupations and Positions and Offices with
Name                                                    Lincoln Investment Management, Inc.
----                                                    -----------------------------------
Janet C. Whitney                                        Vice President and Treasurer, Lincoln National Corporation
Dennis A. Blume                                         Senior Vice President, Treasurer and Director, Real Estate


Steven R. Brody                                         Senior Vice President and Assistant Treasurer; Vice President, The
                                                        Lincoln National Life Insurance Company
Ann L. Warner                                           Senior Vice President
Lawrence T. Kissko                                      Vice President
Joann E. Becker                                         Vice President
David A. Berry                                          Vice President
Anne E. Bookwalter                                      Vice President
Phillip C. Byrde                                        Vice President
Patrick R. Chasey                                       Vice President
Garrett W. Cooper                                       Vice President
David C. Fischer                                        Vice President
Luc N. Girard                                           Vice President
Donald P. Groover                                       Vice President
William N. Holm, Jr.                                    Vice President
John  A. Kellogg                                        Vice President
Jennifer C. Hom                                         Vice President
Timothy H. Kilfoil                                      Vice President
Walter M. Korinke                                       Vice President
Lawrence M. Lee                                         Vice President
Thomas A. McAvity, Jr.                                  Vice President
Harold F. McElraft                                      Vice President
Mary Beth Montgomery                                    Vice President
John David Moore                                        Vice President
Oliver H. G. Nichols                                    Vice President
David C. Patch                                          Vice President
Joseph T. Pusateri                                      Vice President
Gregory E. Reed                                         Vice President
Bill L. Sanders                                         Vice President
Milton W. Shuey                                         Vice President
Gerald M. Weiss                                         Vice President
O. Douglas Worthington                                  Vice President, Controller and Assistant Treasurer, The
                                                        Lincoln National Life Insurance Company
C. Suzanne Womack                                       Assistant Vice President and Corporate Secretary; Vice
                                                        President, Secretary and Director, Lincoln National
                                                        Foundation, Inc.
Joseph J. Voors                                         Regional Vice President
Harold L. Hughes                                        Sales Vice President


Item 28(b).       Business and Other Connections Of Investment Sub-Advisor
-----------       --------------------------------------------------------

                  The management committee members and officers of Beutel, Goodman Capital Management are listed below. Unless otherwise indicated, the address of each person is 5847 San Felipe, Suite 4500, Houston Texas, 77057.


                                                           Positions and Offices with
Name                                                       Beutel, Goodman Capital Management
----                                                       ----------------------------------
Robert F. McFarland                                        Chief Executive Officer and Management Committee Member
Richard J. Andrews                                         President and Management Committee Member
Austin C. Beutel                                           Vice President and Management Committee Member
J. Philip Ferguson                                         Vice President and Management Committee Member
Owen R. McCreery                                           Vice President and Management Committee Member
Stephen H. Pouns                                           Vice President and Management Committee Member
Seymour Schulich                                           Vice President and Management Committee Member
David A. Williams                                          Vice President and Management Committee Member
Carl W. Dinger, III                                        Vice President
Jennifer Snyder                                            Secretary and Treasurer



Item 28(c).       Business and Other Connections of Investment Sub-Advisor
-----------       --------------------------------------------------------

                  The directors and officers of Lynch & Mayer, Inc. are listed below. Unless otherwise indicated, the address of each person is 520 Madison Avenue, New York, New York 10022.


                                                           Positions and Offices with
Name                                                       Lynch and Mayer, Inc.
----                                                       ---------------------
Dennis P. Lynch                                            Chairman and Co-Chief Executive Officer
Eldon C. Mayer, Jr.                                        Vice Chairman
Edward J. Petner                                           President and Co-Chief Executive Officer

Item 28(d).       Business and Other Connections of Investment Sub-Advisor
-----------       --------------------------------------------------------

                  The directors and officers of Provident Investment Counsel, a wholly owned subsidiary of United Asset Management Corporation, are listed below. Unless otherwise indicated, the address of each person is 300 North Lake Avenue, Penthouse Suite, Pasadena, California 91101-4106.



                                                           Positions and Offices with
Name                                                       Provident Investment Counsel
----                                                       ----------------------------
Robert Kommerstad                                          Chairman and President
George E. Handtmann, III                                   Managing Director
Larry D. Tashjian                                          Managing Director
Thomas J. Condon                                           Managing Director


Jeffrey J. Miller                                          Managing Director
Paula B. Blacher                                           Vice President


Item 28(e).       Business and Other Connections of Investment Sub-Advisor
-----------       --------------------------------------------------------

                  The directors and officers of Walter Scott & Partners Limited are listed below. Unless otherwise indicated the address of each person is Milburn Tower, Gogar, Edinburgh, Scotland EH12 9BS.



                                                           Positions and Offices with
Name                                                       Walter Scott and Partners Limited
----                                                       ---------------------------------
Dr. Walter G. Scott                                        Chairman and Managing Director
Dr. Kenneth J. Lyall                                       Director and Pension Fund Manager



Item 28(f).       Business and Other Connections of Investment Sub-Advisor
-----------       --------------------------------------------------------


                  The directors and officers of John Govett & Co. Limited, a majority owned indirect subsidiary of the AIB Group of Companies as of December 29, 1995, are listed below. Unless otherwise indicated, the address of each person is Shackleton House, 4 Battlebridge Lane, London, England SE1 2HR.

                                                           Positions and Offices with
Name                                                       John Govett and Co. Limited
----                                                       ---------------------------
Andrew Barnett                                             Director
Peter Cotgrove                                             Director
Charles Fowler                                             Joint Chairman
Peter Kysel                                                Director
Caroline Lane                                              Director
Brian Lee                                                  Managing Director Operations
Rachael Maunder                                            Director
Peter Moffatt                                              Director
Rosemary Morgan                                            Director
Ian Morley                                                 Director
John Murray                                                Director
Kevin Pakenham                                             Joint Chairman and Chief Executive Officer
Peter Pejacsevich                                          Director and Chief Investment Officer
Peter Robson                                               Director
Gareth Watts                                               Director
Steve Wood                                                 Director
Andrew Yates                                               Director

Item 29.          Principal Underwriter
--------          ---------------------

          (a) Delaware Distributors, L. P., currently acts as distributor for the following funds:

Delaware Group Delaware Fund, Inc.
Delaware Group Trend Fund, Inc.
Delaware Group Decatur Fund, Inc.
Delaware Group DelCap Fund, Inc.
Delaware Group Value Fund, Inc.
Delaware Group Delchester High-Yield Bond Fund, Inc.
Delaware Group Government Fund, Inc.
Delaware Group Limited-Term Government Funds, Inc.
Delaware Group Cash Reserve, Inc.
Delaware Group Tax-Free Money Fund, Inc.
DMC Tax-Free Income Trust-Pennsylvania
Delaware Group Tax-Free Fund, Inc.
Delaware Group Pooled Trust, Inc.
Delaware Group Premium Fund, Inc.
Delaware Group Global & International Funds, Inc.
Lincoln Advisor Funds, Inc.

         The directors and officers of Delaware Distributors, L.P. are listed below. Unless otherwise indicated, the address of each person is 1818 Market Street, Philadelphia, PA 19103.


                                                   Positions and                Positions and
          (b)       Name and Principal             Offices with                 Offices with
                    Address Business               Underwriter                  Registrant
                    ----------------               -----------                  ----------
                    Delaware Distributors, Inc.     General Partner              None
                    Delaware Management
                    Company, Inc.                   Limited Partner              None
                    Delaware Investment
                    Counselors, Inc.                Limited Partner              None
                    Winthrop S. Jessup              Vice Chairman                None
                    Keith E. Mitchell               President and Chief          None
                                                    Executive Officer
                    David K. Downes                 Senior Vice President and    None
                                                    Cief Administrative Officer
                    George M. Chamberlain, Jr.      Senior Vice President/       None
                                                    Secretary
                    J. Lee Cook                     Senior Vice President/       None
                                                    National Sales Manager
                    Stephen H. Slack                Senior Vice President/       None
                                                    Wholesaler
                    William F. Hostler              Senior Vice President/       None
                                                    Marketing Services
                    Minette van Noppen              Senior Vice President/       None
                                                    Retirement Services
                    Richard L. Flannery             Managing Director/Corporate  None
                                                    & Tax Affairs
                    Eric E. Miller                  Vice President/              None
                                                    Assistant Secretary
                    Richelle S. Macstro             Vice President/              None
                                                    Assistant Secretary
                    John M. Zerr                    Vice President/              None
                                                    Assistant Secretary
                    Michael P. Bishof               Vice President/Treasurer     None
                    Joseph H. Hastings              Vice President/              None
                                                    Corporate Controller
                    Steven T. Lampe                 Vice President/Taxation      None
                    Lisa O. Brinkley                Vice President/              None
                                                    Compliance
                    Rosemary E. Milner              Vice President/Taxation      None
                    Diane M. Anderson               Vice President/              None
                                                    Retirement Services
                    Denise F. Guerriere             Vice President/              None
                                                    Client Services
                    Julia R. Vander Els             Vice President/              None
                                                    Retirement Services
                    Jerome J. Alrutz                Vice President/
                                                    Retirement Services
                    Joanne A. Mettenheimer          Vice President/              None
                                                    National Accounts
                    Christopher H. Price            Vice President/Annuity       None
                                                    Marketing & Administration
                    Thomas S. Butler                Vice President/              None
                                                    DDI Administration
                     Stephen J. DeAngelis            Vice President/Product       None
                                                    Development
                    Susan T. Friestedt              Vice President/Customer      None
                                                    Service
                    Dianah J. Huntoon               Vice President/Product       None
                                                    Development
                    Jodie J. Johnson                Vice President/              None
                                                    National Accounts
                    Ellen M. Krott                  Vice President/              None
                                                    Communications
                    Holly W. Reimel                  Vice President/              None
                                                    Telemarketing
                    Frank Albanese                  Vice President/Wholesaler    None
                    William S. Carroll              Vice President/Wholesaler    None
                    William S. Castetter            Vice President/Wholesaler    None
                    Thomas J. Chadie                Vice President/Wholesaler    None
                    Douglas R. Glennon              Vice President/Wholesaler    None
                    Alan D. Kessler                 Vice President/Wholesaler    None
                    William M. Kimbrough            Vice President/Wholesaler    None
                    Mac McAuliffe                   Vice President/Wholesaler    None
                    Patrick L. Murphy               Vice President/Wholesaler    None
                    Henry W. Orvin                  Vice President/Wholesaler    None
                    Philip G. Richards              Vice President/Wholesaler    None
                    Michael W. Rose                 Vice President/Wholesaler    None
                    Thomas E. Sawyer                Vice President/Wholesaler    None
                    Robert E. Stansbury             Vice President/Wholesaler    None
                    Larry D. Stone                  Vice President/Wholesaler    None
                    Faye P. Staples                 Vice President/              None
                                                    Human Resources


Item 30.            Location of Accounts and Records
-------             --------------------------------

         (1)      Lincoln Advisor Funds, Inc.
                  200 East Berry Street
                  Fort Wayne, Indiana  46802
                  (Articles of Incorporation and Bylaws)

         (2)      Lincoln Investment Management, Inc.
                  200 East Berry Street
                  Fort Wayne, Indiana  46802
                  (with respect to their services as investment advisor and sub-advisor)


         (3)      Delaware Distributors, L.P.
                  1818 Market Street
                  Philadelphia, PA  19103
                  (with respect to their services as distributor)

         (4)      Investors Bank & Trust Company
                  89 South Street
                  Boston,  MA  02111
                 (with respect to their services as administrator and custodian)


         (5)      Delaware Service Company, Inc.
                  1818 Market Street
'                 Philadelphia, PA  19103
                 (with respect to their services as shareholder services agent)


         (6)      Beutel, Goodman Capital Management
                  5847 San Felipe
                  Suite 4500
                  Houston, Texas  77057
                 (with respect to their services as sub-advisor)

         (7)      Lynch & Mayer, Inc.
                  520 Madison Avenue
                  New York, New York  10022
                 (with respect to their services as sub-advisor)

         (8)      Provident Investment Counsel
                  300 North Lake Avenue
                  Penthouse Suite
                  Pasadena, California  91101-4106
                 (with respect to their services as sub-advisor)

         (9)      Walter Scott & Partners Limited
                  Milburn Tower
                  Gogar
                  Edinburgh, Scotland EH12 9BS
                 (with respect to their services as sub-advisor)

         (10)     John Govett & Company Limited
                  Shackleton House
                  4 Battlebridge Lane
                  London, England SE1 2HR
                 (with respect to their services as sub-advisor)

         (11)     Gardner, Carton & Douglas
                  321 North Clark Street
                  Suite 3400
                  Chicago, Illinois  60610
                 (with respect to their services as counsel to Registrant)


Item 31.          Management Services
--------          -------------------

                  Not applicable.

Item 32.          Undertakings
--------          ------------

         The  Registrant  undertakes to furnish each person to whom a Prospectus
is  delivered  with  a  copy  of  the  Registrant's   latest  annual  report  to
shareholders, upon request and without charge.

         The Registrant undertakes to call a meeting for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940 if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Fort Wayne and State of Indiana on the 14th day of February, 1996.


                                                  LINCOLN ADVISOR FUNDS, INC.

                                                  By: /s/ C. Suzanne Womack
                                                      C. Suzanne Womack
                                                      Secretary


          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on the 14th day of February, 1996.



Signature                                                         Titles                                       Date
---------                                                         ------                                       ----
                                                      *           President and Director
                                                                                                               --------------------
--------------------------------------------------------
Priscilla S. Brown

                                                      *           Director
                                                                                                               --------------------
--------------------------------------------------------
Richard M. Burridge

                                                      *           Director
                                                                                                               --------------------
--------------------------------------------------------
Jorge G. Castro

                                                      *           Director
                                                                                                               --------------------
--------------------------------------------------------
Adela Cepeda

                                                      *           Director
                                                                                                               --------------------
--------------------------------------------------------
Roger J. Deshaies

                                                      *           Director
                                                                                                               --------------------
--------------------------------------------------------
Charles G. Freund

                                                      *           Director
                                                                                                               --------------------
--------------------------------------------------------
Philip L. Holstein

                                                      *           Director
                                                                                                               --------------------
--------------------------------------------------------
H. Thomas McMeekin


                                                      *           Director
                                                                                                               --------------------
--------------------------------------------------------
Barbara Peck

                                                      *           Vice President, Treasurer and
                                                                  Chief Financial Officer
                                                                                                               --------------------
--------------------------------------------------------
Steven R. Brody

                                                                  Assistant Vice President and
                                                      *           Chief Accounting Officer
                                                                                                               --------------------
--------------------------------------------------------
David G. Humes

/s/ John Steinkamp
--------------------------------------------------------                                                       --------------------
*John Steinkamp,  as Attorney-in-fact
pursuant to Powers of Attorney granted on
October 1, 1993, May 23, 1994, November
22, 1994 and February 14, 1996.

                           LINCOLN ADVISOR FUNDS, INC.

                                INDEX TO EXHIBITS
                                -----------------


Exhibit Number
--------------

6.                Distribution Agreement

9(b).             Transfer Agency and Service Agreement

11(a).            Consent of Independent Accountants

11(e).            Powers of Attorney

15.               Plan of Distribution

27.               Financial Data Schedules